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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5485
                                  ----------------------------------------------

                               Atlas Assets, Inc.
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               (Exact name of registrant as specified in charter)

       795 Davis Street, San Leandro, CA                   94577-6900
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   (Address of principal executive offices)                (Zip code)


            Joseph M. O'Donnell, Secretary of the Atlas Assets, Inc.
                  795 Davis Street, San Leandro, CA 94577-6900
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 933-2852
                                                    ----------------------

Date of fiscal year end:    12/31/2003
                           ---------------------

Date of reporting period:   12/31/2003
                           ---------------------

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ITEM 1. REPORTS TO STOCKHOLDERS.

The annual report is for the period January 1, 2003 through December 31, 2003 is filed herewith.
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ATLAS FUNDS
ANNUAL REPORT

DECEMBER 31, 2003

THE INVESTMENTS YOU WANT FROM THE PEOPLE YOU TRUST.(R)

[ATLAS(R) LOGO]

[GRAPHIC]

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TABLE OF CONTENTS

Letter from the Chairman of the Board and Chief Executive Officer              2

Atlas Fund Performance Review                                                  4

Atlas Fund Financial Information

     Atlas Stock and Bond Fund Total Returns                                  15

     Comparing Atlas Fund Performance to the Market                           16

     Statements of Investments in Securities and Net Assets                   19

     Statements of Assets and Liabilities                                     52

     Statements of Operations                                                 54

     Statements of Changes in Net Assets                                      56

     Financial Highlights                                                     60

     Notes to Financial Statements                                            68

     Independent Auditors' Report                                             82

     Stockholder Meetings Results                                             83

     Tax Information                                                          86

     Directors and Officers                                                   87

S&P 500 Index Master Portfolio                                                89

This material must be preceded or accompanied by a prospectus containing more complete information including all charges and expenses that apply to an ongoing investment. To obtain a prospectus consult your Atlas Representative, call 1-800-933-ATLAS, or go to www.atlasfunds.com to download an Atlas Funds prospectus online. Please read the material carefully before you invest. DISTRIBUTED BY ATLAS SECURITIES, INC.

Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NOT FDIC INSURED - NOT A DEPOSIT - NO BANK GUARANTEE - MAY LOSE VALUE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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[ATLAS(R) LOGO]

FROM THE OFFICE OF MARION O. SANDLER

Chairman of the Board and Chief Executive Officer


Dear Atlas Shareholder:

Thank you for investing in Atlas Funds. Just a year ago, with the economy and equity markets still in a slump, it would have been difficult to imagine that the Standard & Poor's 500 Index would be up more than 25% by the end of 2003. It was a similar story with interest rates. The historically low interest rates that prevailed early in 2003 led some investors to assume that rates would begin to rise during the year. Instead, the Federal Reserve reduced rates even further in 2003. All of this underscores the unpredictability of the market and the value of having a long-term investing strategy that is based on helping you reach your goals no matter what happens in the short term.

DIVERSIFY YOUR PORTFOLIO.

We say it often, but it bears repeating: Diversify. When your portfolio is diversified, your assets are divided among many types of investments. The result? A balanced portfolio that can help avoid performance extremes and help you weather market fluctuations without losing sleep at night. Diversification is a straightforward way to strike a balance between risk and return--and to seek stable investment results over time. You would be well-advised to concentrate on using the market to achieve your long-term goals instead of trying to anticipate short-term ups and downs. Ask your Atlas Representative to review your portfolio on a regular basis for appropriate asset allocation and diversification as your needs evolve.

ATLAS FUNDS FARED WELL IN 2003.

As a group, Atlas Funds' performance reflected prevailing market conditions in 2003. Our stock funds delivered solid gains and our bond funds continued to provide relatively attractive yields in a historically low rate environment. Following this letter, you can read detailed market and economic reviews as well as portfolio managers' in-depth reports on Atlas Funds' performance.

As a company, Atlas continues to pursue its mission to provide no load funds and annuity and insurance products that provide opportunities to grow your assets, finance the lifestyle you desire and preserve your nest egg over time. No matter where the market heads, our goal of helping to guide you toward solid investment choices will not change.

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INVEST WITH A FUND COMPANY THAT HAS EARNED YOUR TRUST.

Our commitment to operating on the highest ethical plane has always been an integral part of the Atlas approach. This assurance is particularly important in light of last year's revelations concerning ethical lapses by a few fund companies. Regarding these events, Atlas shareholders should know three things:

      - Serving shareholders first has always been Atlas' policy. In fact, Atlas shareholders should rest assured that we have not, do not and will not allow any questionable practices in the management of Atlas Funds.

      - At Atlas, our mission--and in fact our pledge--is to provide "The investments you want from the people you trust." That means you can expect Atlas to work hard--as we always have--to help you achieve your financial goals. It also means that we will continue to earn the trust and confidence you have placed in us on a daily basis.

      - As we go to press, industry regulators are initiating new rules to ensure that fund company operations are conducted with an unconditional focus on serving shareholder best interests.

THANK YOU FOR INVESTING IN ATLAS FUNDS.

Thank you for entrusting your valuable assets to Atlas. As always, if you have any questions, don't hesitate to call Atlas at 1-800-933-ATLAS. In closing, accept our best wishes for a prosperous 2004.

Sincerely,

/s/ Marion O. Sandler

Marion O. Sandler
Chairman of the Board and Chief Executive Officer

NOT FDIC INSURED - NOT A DEPOSIT - NO BANK GUARANTEE - MAY LOSE VALUE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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2003 ANNUAL REVIEW

2003 ATLAS FUNDS REVIEW

The following portfolio reviews report on the 1-year period ended on 12/31/03. For each fund, the portfolio management team has provided an overview of the market climate, investment strategy and a discussion of some of the factors that helped or hindered performance during the period.

THE FUND MANAGER OPINIONS, PORTFOLIO POSITIONING AND HOLDINGS DISCUSSED HEREIN ARE AS OF 12/31/03 AND ARE SUBJECT TO CHANGE. THIS COMMENTARY IS FOR GENERAL INFORMATION ONLY AND SHOULD NOT BE RELIED UPON AS RESEARCH OR INVESTMENT ADVICE.

IMPORTANT NOTES ABOUT PERFORMANCE:

      - TOTAL RETURNS represent the increase or decrease in value during the time periods noted. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

      - PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value of shares of the Funds will vary with changes in market conditions. Fund shares may be worth more or less than their original cost when they are redeemed.

      - A fund's INDEX is generally representative of the market in which the fund invests and is used as a performance "benchmark" (e.g., large company stock funds are usually compared with the S&P 500 Index). It is important to remember that the securities represented in an index may differ materially from a fund's portfolio. For example, a fund that seeks growth with capital preservation may be managed to be less volatile than an index and, therefore, its return may not equal the return of its representative index. Unlike funds, an index is unmanaged and therefore does not incur fees and expenses. You may not invest directly in an index. The words "index" and "benchmark" are used interchangeably in the following commentaries.

ATLAS STOCK FUNDS

ATLAS BALANCED FUND

ATLAS BALANCED FUND seeks long-term growth and current income, with capital preservation as an additional goal. In seeking this goal, the Fund invests in a balance of stocks and bonds to take advantage of the stock market while minimizing risk through diversification in bonds. For the one-year period ended 12/31/03, the fund produced a total return of 14.71%.(1) Because the Fund invests in both stocks and bonds, it may be compared with two indices: The S&P 500 Index (up 28.67% in 2003) for stocks and the Lehman Brothers Aggregate Bond Index (up 4.10% in 2003) for bonds.

(1) Some of the Fund's expenses are being currently absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

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At year-end, the portfolio's assets were allocated 64% to stocks, 31% to bonds and 5% to cash. This compares to 58% in stocks, 35% in bonds and 7% in cash at the start of the year. The portion allocated to stocks was increased during the year due to the strong stock market upturn.

In spite of the Fund's increased stake in the stock market, its conservative orientation limited its overall performance potential relative to the stock index. For example, more speculative, lower-quality companies that are highly sensitive to economic shifts outperformed higher-quality companies during economic and market recoveries. The Fund managers did not invest in these stocks, instead preferring higher-quality companies that have shown a sustainable competitive advantage, predictable and dependable cash flows and solid balance sheets over time. This approach is consistent with the Fund's mandate to balance returns with capital preservation.

Factors that helped the Fund's bond performance included its significant weighting in quality corporate bonds, including those from the automotive industry where bond valuations improved with the economy in the second half of the year. Yet, similar to performance in the stock sector, the overall high quality of the Fund's bond holdings limited its performance during 2003 since lower-quality bonds delivered the highest returns in the bond sector.

While the 2003 markets tended to favor riskier, lower-quality securities, the portfolio managers plan to continue to concentrate on high quality, seeking growth and income from a conservative, principal preservation perspective. Managers also contend that the kind of stable-growth companies they prefer have tended to perform well when the economy transitions from recovery mode to a more stabilized growth period.

ATLAS EMERGING GROWTH FUND

ATLAS EMERGING GROWTH FUND(2) seeks long-term appreciation by building a balanced portfolio of both growth and value stocks. For the one-year period ending 12/31/03, Atlas Emerging Growth Fund outperformed its benchmark, the Russell 2000 (small company stock) Index. During the year, the Fund rewarded its shareholders with a 49.89% return, compared with the 47.27% return for the Russell 2000 Index.(3)

The Fund's return is reflective of the strong performance of small company stocks in general. After experiencing greater losses than other stock market categories during 2002, small company stocks were the best-performing stock category in 2003. But the Fund managers cite their careful sector allocation and stock selection process as the primary reasons the fund outperformed its benchmark during the year.

(2) A new subadviser, Turner Investment Partners, assumed responsibility for managing the Fund in March 2003.

(3) Some of the Fund's expenses are being currently absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

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As for sector selection, holdings in the materials and processing sector
(particularly metals and minerals and gold-mining companies) contributed positively to performance for the year, as manufacturing picked up along with the economy. The economic improvement also helped auto and transportation stocks, where companies like Frontier Airlines, Wabash National and Laidlaw International experienced strong relative performance.

Moving forward, managers believe a potential rebound in corporate spending, continued low interest rates and an improving outlook for employment may have a favorable impact on economic activity. In turn, this could help to sustain economic growth in 2004. In this environment, managers expect to maintain their focus on stocks from companies that, they believe, are best positioned to benefit from improving trends and to deliver long-term earnings growth.

ATLAS FUND OF FUNDS

ATLAS FUND OF FUNDS seeks long-term growth of capital and moderate current income through allocation of its assets among a variety of Atlas stock, bond and money Funds. The Fund targets a balanced growth allocation of approximately 60% stocks, 30% bonds and 10% cash and money market securities. Allocation is adjusted based on the outlook for the economy, financial markets and the market values of the underlying Atlas Funds. For the year ended on 12/31/03, the Fund returned 20.97%, compared with an average 21.20% return for the 310 funds in the Lipper Flexible Portfolio Category.

As of the end of 2003, Fund of Funds was broadly diversified among ten Atlas funds with a portfolio consisting of 62% stocks, 28% bonds and 10% cash. This is in line with its core target allocation, with a slight overweighting in stocks, given the stock market rebound in 2003. At the individual Fund level, the portfolio's largest positions included: Atlas Growth Opportunities Fund (16.6% of assets), Atlas Global Fund (16.1% of assets), Atlas Strategic Income Fund (14.7% of assets) and Atlas Emerging Growth Fund (13.8% of assets).

Moving ahead, the Fund is positioned to seek ongoing opportunities in the U.S. stock market, the global stock market and the high-yield corporate bond market-- all of which have shown promising performance in 2003. See the individual Fund comments for details on specific Funds.

ATLAS GLOBAL GROWTH FUND

ATLAS GLOBAL GROWTH FUND seeks long-term growth by investing primarily in the stocks of companies around the world. For the one-year period ending 12/31/03, the fund delivered a 40.31% return. It significantly outperformed its benchmark Morgan

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Stanley Capital International (MSCI) World Index (up 33.76% in 2003), which measures major stock markets in 23 countries, including the United States. Since its inception in May 1996, the Fund has posted annualized gains averaging 12.5%, far outpacing the average annual returns of the MSCI World Index (5.6%) for the same period. Additionally, as of 12/31/03, Morningstar assigned a 4-star Overall Rating to the Fund(4) for its risk-adjusted performance, placing it among the top 22.5% of 268 funds in the Morningstar World Stock Fund category.

Heading into 2003, markets were unstable--characterized by global unrest due to conflict in Iraq and the SARS (Severe Acute Respiratory Syndrome) outbreak--but the Fund did not abandon its long-term strategy. In fact, most of the activity in the Fund was designed to take advantage of shifting market conditions. A cornerstone of the Fund manager's "contrarian" investment style is to use a declining market as a buying opportunity. Early 2003 was no exception as the manager took advantage of negative sentiment to purchase quality growth companies' stocks at attractive prices. This strategy was key to the Fund's strong returns once the market began its rally.

Generally speaking, the Fund's outstanding results were generated by good stock choices rather than sector or country selections. In the U.S. (where the Fund is underweighted relative to its index), the Fund posted particularly strong results with significant gains in many of its technology holdings. There were also strong gains in Brazil (with Embraer being a strong contributor) and Japan (with wireless carrier KDDI and Yahoo Japan turning in good results). From a sector perspective, the Fund's largest gains came in Information Technology. On the downside, the Fund's low weighting in industrial stocks held back performance given the strong returns in that sector. The Fund's growth orientation often leads to it being underweighted (relative to the index) in the more value-oriented industrial sector.

Heading into 2004, the Fund manager expects the pace of the market recovery to abate somewhat, but still sees many opportunities for investors. Most importantly, the manager remains committed to the Fund's long-term strategy, which is rooted in four global investment themes: mass affluence, new technologies, aging population and restructuring. That strategy is the cornerstone of the Fund's success and has led to strong long-term performance even through difficult markets.

PLEASE NOTE: FOREIGN INVESTING INVOLVES SPECIAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY.

(4) For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures for 3, 5, and 10 years (if applicable). Past performance is no guarantee of future results.
     (C) 2004 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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ATLAS GROWTH OPPORTUNITIES FUND

ATLAS GROWTH OPPORTUNITIES FUND(5) seeks long-term capital appreciation through investing in large company growth and value stocks. For the one-year period ending 12/31/03, the Fund delivered a 24.87% return, compared with the 28.67% return of its benchmark S&P 500 Index. While the Fund underperformed the index last year, its long-term performance remains outstanding. As of 12/31/03, the Fund was given a 5-star Overall Rating by Morningstar(6) for its risk-adjusted performance, placing it among the top 10% of 959 funds in the Large Growth category.

The year 2003 was the fourth consecutive year in which large value stocks outperformed large growth stocks. Reflecting the stock market in general, the same was true with Atlas Growth Opportunities Fund. While its value-style stocks showed the best performance, its ability to take advantage of both investment styles provided managers the flexibility to seek attractive opportunities across the growth and value spectrums.

For example, among the Fund's growth holdings, good stock selections in the health care sector delivered positive results for the Fund. On the value side, the consumer discretionary sector--and especially media stocks--had strong relative performance. In particular, the Fund benefited from a shift from cable companies (e.g., Comcast Corp.) to attractively priced satellite companies, (e.g., EchoStar Communication Corp.), which enhanced Fund returns. However, the Fund's relative returns were negatively impacted by a couple of factors. For example, the Fund was underweighted in semiconductor and communications equipment stocks--both of which turned out to be strong performers in 2003. The Fund was also affected by disappointing performance in the industrial sector. In particular, a key defense stock--contractor Lockheed Martin--was negatively impacted as short-term investors sold their shares following the end of the Iraq war.

Going forward, Fund managers will continue to invest in growth and value stocks with attractive revenue and earnings growth prospects combined with attractive prices. This blended approach should continue to help the Fund weather diverse market conditions no matter which investment style--value or growth--is in the lead.

(5) Prior to a name change on 11/12/03, Atlas Growth Opportunities Fund was known as Atlas Growth and Income Fund.

(6) For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures for 3, 5, and 10 years (if applicable). Past performance is no guarantee of future results.
     (C) 2004 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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ATLAS S&P 500 INDEX FUND

ATLAS S&P 500 INDEX FUND(7) attempts to mirror the risk and return of the Standard & Poor's 500 Index (S&P 500)--before fees and expenses--and enables investors to own part of a stock portfolio composed of the five hundred companies that make up the S&P 500. Benefiting from the improving stock market, for the twelve months ended 12/31/03, the Fund returned 27.74%,(8) close to the Index return of 28.67%.

Within the Index,(9) the three top-performing sectors included: Information Technology (17.74% of the Index) with a 47.23% gain, Materials (3.04% of the Index) with a 38.23% return and Consumer Discretionary (11.29% of the Index), which climbed 37.45% for the year. Among the Index's five largest stock constituents, all delivered positive results. Technology bellwethers Intel Corp. and Cisco Systems Inc. gained 105.84% and 84.96%, respectively, for the year. Citigroup Inc. returned 37.94%, General Electric Co. (the largest constituent at 3.02% of the Index at year-end) climbed 27.23% and International Business Machines Corp. gained 19.59% for the year.

ATLAS STRATEGIC GROWTH FUND

ATLAS STRATEGIC GROWTH FUND seeks long-term growth by investing primarily in the stocks of medium- to large-U.S. companies. For the one-year period ending 12/31/03, the Fund returned 22.46%, compared with the 28.67% its benchmark index, the S&P 500.

Fund managers cite a conservative approach, focused on higher-quality, stable-growth companies as the primary reason for the Fund's underperformance relative to its index. That's because during 2003, more speculative companies that were highly leveraged to the economy led the market. In general, such companies tend to suffer the most in a downturn and have the most potential for dramatic gains in an upturn.

Conversely, Strategic Growth Fund managers seek stocks of high-quality companies with the following characteristics: sustainable competitive advantages, predictable and dependable cash flows and solid balance sheets. While this strategy did not lead to

(7) The Atlas S&P 500 Index Fund invests all of its assets in a separate fund, the Master Portfolio, which has the same investment objective. "Standard & Poor's(R)," "S&P(R)," and "500(R)" are trademarks of THE MCGRAW-HILL COMPANIES, INC. and have been licensed for use by Atlas Assets, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. The Atlas S&P 500 Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to the Fund also refer to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

(8) Some of the Fund's expenses are being currently absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

(9)  All sector weightings are as of 12/31/03 and are subject to change.

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top-ranked performance in 2003, it delivered a relatively attractive return with a focus on risk management.

During the year, the portfolio's top performers included McDonald's, Fastenal, Tiffany & Co., Morgan Stanley and White Mountains Insurance. On the other hand, health care stocks Merck and Johnson & Johnson lagged during the year due to concerns over slowing growth and the prospects of increased government regulation. Kraft Foods stock also declined due to disappointing sales in light of increased competition.

At year-end the Fund continued to focus on the consumer discretionary and financial sectors and holdings within these sectors remain diverse. For example, in the consumer discretionary sector the Fund owns retailers, media companies and manufacturers of home products. The Fund has an underweighted position (compared with the index) in technology stocks, as managers believe valuations in this sector are less compelling after a strong performance in 2003.

Moving into 2004, managers believe that corporate earnings may continue to grow, but at a decelerating pace. Historically, as earnings growth reaches a peak in a more stable economy, the kind of quality, stable-growth companies that Fund managers prefer have tended to fare well.

ATLAS VALUE FUND

ATLAS VALUE FUND seeks long-term growth and some income through investments in value stocks of large U.S. companies. For the year ended 12/31/03, the Atlas Value Fund posted a net asset value gain of 21.32% versus the 28.67% gain posted by its benchmark S&P 500 Index.

While all stock market sectors benefited from the stock market's recovery in 2003, lower-quality and more speculative securities outperformed higher-quality securities. Because the Fund was underweighted in these riskier stocks (relative to its benchmark), it underperformed its index during the period.

Throughout the year, the portfolio manager maintained a disciplined stock selection approach, focusing on high-quality companies with stable earnings outlooks. There was a concentration on industries such as energy and financial services with a particular focus on the consumer staples and health care sectors. In the consumer staples category, companies such as ConAgra Foods and Sara Lee had robust gains. In the health care sector, an overweight position (relative to the index) combined with good stock selections helped to make that sector a primary driver of performance during the year. For example, Aetna Healthcare and Bristol-Myers Squibb both posted solid results. Aetna benefited from favorable industry pricing trends and restructuring throughout the year. Bristol-Myers bounced back from a difficult 2002 as the company resolved challenging inventory issues that had been holding back profits.

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The biggest disappointment during the first three quarters of the year came from the Fund's energy stocks. Energy stocks lagged the market, despite rising oil and natural gas prices and strong operating results from industry leaders. Although this detracted from performance during most of the period, the tide turned in the fourth quarter. As oil and natural gas prices remained high, energy companies with the best growth profiles and earnings began to draw investor interest. This resulted in better performance in the Fund's energy holdings and boosted year-end returns.

Moving ahead, the portfolio manager cited improving economic data, a benign interest rate/inflation environment and an upturn in corporate earnings as a few of the indications that the U.S. is at the beginning of a more stable economic cycle. Historically, under similar conditions, the quality large-company stocks favored by the Fund's manager have fared well. While there is no guarantee that historical patterns will repeat themselves, managers are optimistic about the prospects for large cap stocks in 2004.

ATLAS BOND FUNDS

ATLAS AMERICAN ENTERPRISE BOND FUND

ATLAS AMERICAN ENTERPRISE BOND FUND, introduced on May 1, 2003, seeks to provide current income with capital preservation as an additional goal. The fund may invest in a broad range of corporate and government securities. During the eight months ended 12/31/03, the Fund returned 1.87%, while its benchmark index, the Lehman Intermediate Government/Credit Index, returned 2.15% for the same period. At year-end, the Fund's current yield was 3.37%.

During the first few months of operation, managers began investing incoming cash in a historically low rate environment. Through the period, Fund managers took a conservative approach and maintained short durations(10) to help protect the Fund's net asset value if interest rates were to begin to rise from 40-year lows. (As rates rise, bond values decrease, and vice versa.) Given this conservative approach, the Fund did not perform in line with its index for the first part of the year as the bond market continued to experience gains.

However, the Fund's strategy was rewarded during the second half of the year when its short duration helped to protect the Fund's net asset value in the wake of interest rate and bond market fluctuations. During that period (7/1/03 - 12/31/03), the Fund beat its benchmark by 79 basis points (0.79%). Managers also cite the Fund's primary focus on investment grade corporate bonds as a major contributor to performance, since corporate bonds outperformed Treasuries for the year. A relatively small position in lower-quality, high-yield corporate bonds also boosted returns since

(10) Duration is a measure of the sensitivity of a fixed income security to interest rate changes. Shorter durations reflect lower sensitivity to interest rate movements while longer durations reflect greater sensitivity to interest rate movements.

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that sector was the best-performing bond category for 2003. (By prospectus, the
Fund may invest up to 15% of its assets in high yield-bonds.)

Moving into 2004, managers observe that improving corporate earnings have been a positive for corporate bond performance in the past. Thus, the portfolio retains an emphasis on investment-grade corporate bonds. As of 12/31/03, the Fund was allocated as follows: 65% U.S. corporate bonds, 15% mortgage securities and 16% in U.S. government/agency securities (e.g., Treasuries). The Fund also continues to have a relatively short duration to help protect share value if interest rates rise.

ATLAS GOVERNMENT AND U.S. MORTGAGE SECURITIES FUND

ATLAS GOVERNMENT AND U.S. MORTGAGE SECURITIES FUND seeks high current income by investing primarily in mortgage-backed securities. For the 1-year period ending 12/31/03, the Fund provided a total return of 1.07%, compared with the 2.48% return of the average fund in its Lipper U.S. Government and Mortgage Fund peer group. Reflective of the low rate environment in 2003, the Fund's current yield was 2.92% on 12/31/03.

As with most conservative income investors, Fund managers were challenged during the year. Prior to 2003, the mortgage-backed securities market had experienced several years of good performance, characterized by declining interest rates and subsequent price gains. Heading into 2003, managers believed mortgage-backed securities' prices had become relatively high given the low yields they were offering. They also believed investing for higher returns would have meant taking on too much risk--especially if interest rates rose during the year. (When interest rates rise, bond values decline, and vice versa.)

Against this backdrop, Fund managers positioned the portfolio defensively and maintained a conservative strategy through nearly all of 2003. For example, in an effort to help protect the Fund's net asset value if interest rates increased, managers reduced the Fund's holdings in long-term (30-year) mortgage-backed securities in favor of short-term securities. (In general, long-term securities are more sensitive to interest rate changes than short-term securities.) This strategy helped the fund weather mid-summer interest rate and mortgage bond market fluctuations with minimal effect to its net asset value.

In spite of fluctuations, interest rates ended 2003 close to where they were at the beginning of the year, meaning the threat of a significant rate increase never materialized. So while mortgage securities experienced some mid-year volatility, prices ultimately stabilized and rose to higher levels than at the beginning of 2003. Due to the Fund's conservative stance, it was underweighted in mortgage-backed securities and did not fully participate in the price gains.

Heading into 2004, the Fund remains conservatively positioned. Managers have maintained the Fund's focus on high-quality, short-term investments that would provide net asset value stability in the case of rising rates. These securities can also be quickly liquidated to take advantage of new investment opportunities as they arise.

ATLAS MUNICIPAL BOND FUNDS

ATLAS MUNICIPAL BOND FUNDS seek high current income exempt from federal income tax with capital preservation as an additional goal. California Municipal Bond Fund is also exempt from California income tax. During the year ended 12/31/03, Atlas National Municipal Bond Fund ("National Fund") and Atlas California Municipal Bond Fund ("California Fund") returned 4.16% and 4.73%, respectively--somewhat lagging the benchmark Lehman Municipal Bond Index's 5.31% return. At year-end, the National Fund featured a tax-free yield of 2.89% (taxable equivalent yield = 4.45%) and the California Fund offered a 3.01% yield (taxable equivalent yield = 5.11%).(11)

During 2003, the municipal bond ("muni") market continued to benefit from positive supply and demand. The supply of new munis rose to a record high during the year as bond issuers took advantage of the Fed's stated commitment to keep interest rates low for a "considerable period." But investor demand remained just as high, easily absorbing the supply and helping to lift prices.

Throughout the year, Fund managers maintained a conservative profile in both Funds in order to help protect share prices if interest rates began to rise. (As interest rates rise, bond prices fall, and vice versa.) This strategy included increasing the Funds' cash balances well above historical levels and keeping the durations shorter than their benchmarks and peer groups. As such, the Funds did not fully participate in the municipal market's gains during the year.

Of special note during 2003 was the California muni market. In that arena, the Fund's conservative strategy helped to bolster performance as California's financial distress put negative pressure on munis. However, since Fund managers avoided the uninsured state of California general obligation bonds that experienced the most volatility, the California Fund was also able to avoid significant negative effects. Fund returns were also bolstered by good performance in the hospital sector and by investments in lower-quality credits (i.e., Baa/BBB). As in other bond market sectors, lower-quality munis tended to outperform higher-quality issues as investors felt more comfortable reaching for higher yields (in lower-quality bonds) in an improving economic environment.

Going forward, managers believe the momentum of an improving economy may finally result in an increase in interest rates in 2003. To maintain the Fund's goal of offering relatively high income with capital preservation, managers remain committed to their conservative strategy, including high cash holdings, shorter durations and well-diversified portfolios.

(11) Tax equivalent yields assume a 35.0% federal tax bracket for the Atlas National Municipal Fund and a combined tax bracket of 41.05% for the Atlas California Municipal Fund. For some individuals, alternative minimum tax may apply.

ATLAS STRATEGIC INCOME FUND

ATLAS STRATEGIC INCOME FUND seeks to provide investors with high current income by investing in a diversified portfolio of high yield bonds, foreign debt and government securities. During the reporting period ended 12/31/03, the Fund was up 16.10%. This compares favorably with its indexes, the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index, which were up 4.10% and 14.91%, respectively, for 2003. At year-end the Fund's yield was 3.40%, relatively attractive in the low interest rate environment.

The Fund's positive performance for the year can be attributed to its sector selection. In particular, the Fund had an emphasis on high-yield and foreign debt sectors--among the best-performing bond market categories for the year. Managers also pared back on government bond holdings, which underperformed other bond categories in 2003.

As the year progressed, the Fund's exposure to foreign currencies was increased to take advantage of the weaker U.S. dollar. Finally, since the Fund's objective includes a goal of capital preservation, managers maintained shorter durations (relative to peers) as a means of limiting exposure to a possible rise in interest rates.

As of early 2004, managers are maintaining a well-diversified portfolio with a primary focus on high-yield corporate and foreign debt. Historically, the high-yield bond sector has benefited from an improving economy marked by increasing corporate earnings growth. At year end, the Fund's top three allocations were 24% foreign debt, 25% U.S. high-yield corporates and 19% mortgage-backed securities.

ATLAS MONEY MARKET FUNDS

ATLAS MONEY MARKET FUNDS continued to provide investors with money market returns, after-tax advantages and stability of principal.(12)

The Atlas Money Market Fund invests in high-quality money market securities, which may include commercial paper, certificates of deposit, and bankers' acceptances. On 12/31/03, the Fund's current yield was 1.10%.

The Atlas U.S. Treasury Money Fund invests primarily in direct-obligation 90-day U.S. Treasury money market securities. It had a current yield of 0.15% on 12/31/03.

The California Municipal Money Fund invests in short-term California municipal securities with the two highest credit ratings of AAA and AA. As of 12/31/03, the Fund's double tax-free current yield was 0.53%, with a taxable equivalent current yield of 0.90%.

(12) Money market funds--although managed with the goal of maintaining a stable $1 share price--are not FDIC-insured or government-guaranteed, and it is possible to lose money on your investment. Yields for money market funds are 7-day yields (as opposed to 30-day yields for other bond funds), reflecting the short-term investments. Some of the Funds' expenses are being currently absorbed by the adviser. Without expense waivers and reimbursements, total returns would have been lower.

ATLAS STOCK AND BOND FUND TOTAL RETURNS      FOR PERIODS ENDED DECEMBER 31, 2003

                                                                               SINCE
                                                 1 YEAR   5 YEARS  10 YEARS  INCEPTION   INCEPTION
                                                   %        %         %         %           DATE
--------------------------------------------------------------------------------------------------
STOCK FUNDS

Balanced*                                         14.71     (4.61)     4.25      4.08      9/30/93

Emerging Growth*                                  49.89      0.35        --      5.16      4/30/97

Fund of Funds*                                    20.97        --        --      3.62       5/1/02

Global Growth                                     40.31      9.02        --     12.49      4/30/96

Growth Opportunities+                             24.87      1.99     10.73     11.84      12/5/90

S&P 500 Index*                                    27.74     (1.10)    10.47     10.52       7/2/93

Strategic Growth                                  22.46     (4.22)     6.13      6.17      9/30/93

Value Fund*                                       21.32        --        --     (0.78)      5/1/02


BOND FUNDS

American Enterprise Bond*                            --        --        --      1.87**     5/1/03

California Municipal Bond                          4.16      4.55      4.84      6.54      1/24/90

National Municipal Bond                            4.73      4.80      5.01      6.72      1/24/90

Strategic Income                                  16.10      6.04        --      6.91      5/20/96

U.S. Government and Mortgage Securities            1.07      5.47      5.75      7.05      1/19/90

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE EMERGING GROWTH FUND INVOLVES GREATER RISKS ASSOCIATED WITH INVESTING IN SMALL AND EMERGING GROWTH COMPANIES. THE GLOBAL GROWTH FUND INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE STRATEGIC INCOME FUND INVOLVES THE RISKS ASSOCIATED WITH HIGH-YIELD AND FOREIGN BONDS.

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Investment Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Investment Portfolio, adjusted for current fund net operating expense.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

* Some (all, in the case of American Enterprise Bond Fund) of the Fund's expenses currently are being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

** Total return is aggregate since initial public offering on May 1, 2003.

+ Fund name changed from Growth and Income on November 12, 2003.

For a prospectus containing more complete information, including all charges and expenses that apply to an ongoing investment, consult your Atlas Representative, call 1-800-933-ATLAS, or go to www.atlasfunds.com to download an Atlas Funds prospectus online. Please read the material carefully before you invest. DISTRIBUTED BY ATLAS SECURITIES, INC.

NOT FDIC INSURED - NOT A DEPOSIT - NO BANK GUARANTEE - MAY LOSE VALUE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

COMPARING ATLAS FUND PERFORMANCE TO THE MARKET

AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our fund's portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

[CHART]

BALANCED FUND

                                    STANDARD & POOR'S
                                   COMPOSITE INDEX OF     LEHMAN BROTHERS AGGREGATE
          ATLAS BALANCED FUND          500 STOCKS                  BOND INDEX
Dec-1993     $  10,000                  $  10,000                  $  10,000
Jan-1994     $  10,335                  $  10,340                  $  10,135
Feb-1994     $  10,122                  $  10,060                  $   9,959
Mar-1994     $   9,806                  $   9,622                  $   9,713
Apr-1994     $   9,847                  $   9,745                  $   9,635
May-1994     $   9,857                  $   9,905                  $   9,634
Jun-1994     $   9,763                  $   9,662                  $   9,613
Jul-1994     $  10,053                  $   9,979                  $   9,804
Aug-1994     $  10,375                  $  10,388                  $   9,816
Sep-1994     $  10,219                  $  10,134                  $   9,672
Oct-1994     $  10,240                  $  10,361                  $   9,663
Nov-1994     $   9,925                  $   9,984                  $   9,642
Dec-1994     $   9,813                  $  10,132                  $   9,708
Jan-1995     $   9,941                  $  10,394                  $   9,900
Feb-1995     $  10,292                  $  10,798                  $  10,136
Mar-1995     $  10,526                  $  11,117                  $  10,198
Apr-1995     $  10,784                  $  11,444                  $  10,341
May-1995     $  11,150                  $  11,901                  $  10,741
Jun-1995     $  11,316                  $  12,177                  $  10,819
Jul-1995     $  11,696                  $  12,580                  $  10,795
Aug-1995     $  11,837                  $  12,611                  $  10,926
Sep-1995     $  12,064                  $  13,143                  $  11,032
Oct-1995     $  11,966                  $  13,096                  $  11,175
Nov-1995     $  12,415                  $  13,671                  $  11,343
Dec-1995     $  12,440                  $  13,935                  $  11,502
Jan-1996     $  12,740                  $  14,414                  $  11,578
Feb-1996     $  12,806                  $  14,552                  $  11,376
Mar-1996     $  12,985                  $  14,692                  $  11,297
Apr-1996     $  13,063                  $  14,908                  $  11,233
May-1996     $  13,220                  $  15,293                  $  11,211
Jun-1996     $  13,285                  $  15,355                  $  11,361
Jul-1996     $  13,048                  $  14,672                  $  11,392
Aug-1996     $  13,319                  $  14,983                  $  11,372
Sep-1996     $  13,568                  $  15,825                  $  11,570
Oct-1996     $  13,968                  $  16,259                  $  11,827
Nov-1996     $  14,561                  $  17,493                  $  12,029
Dec-1996     $  14,406                  $  17,150                  $  11,918
Jan-1997     $  14,749                  $  18,220                  $  11,955
Feb-1997     $  14,855                  $  18,362                  $  11,984
Mar-1997     $  14,553                  $  17,609                  $  11,851
Apr-1997     $  14,828                  $  18,659                  $  12,029
May-1997     $  15,305                  $  19,793                  $  12,143
Jun-1997     $  15,726                  $  20,680                  $  12,288
Jul-1997     $  16,678                  $  22,324                  $  12,620
Aug-1997     $  16,353                  $  21,074                  $  12,512
Sep-1997     $  17,005                  $  22,227                  $  12,698
Oct-1997     $  16,811                  $  21,485                  $  12,882
Nov-1997     $  17,224                  $  22,479                  $  12,941
Dec-1997     $  17,679                  $  22,866                  $  13,072
Jan-1998     $  17,742                  $  23,117                  $  13,239
Feb-1998     $  18,330                  $  24,784                  $  13,228
Mar-1998     $  18,912                  $  26,053                  $  13,273
Apr-1998     $  18,988                  $  26,316                  $  13,342
May-1998     $  18,849                  $  25,864                  $  13,469
Jun-1998     $  19,058                  $  26,914                  $  13,584
Jul-1998     $  18,843                  $  26,628                  $  13,612
Aug-1998     $  17,561                  $  22,783                  $  13,834
Sep-1998     $  18,250                  $  24,244                  $  14,158
Oct-1998     $  18,506                  $  26,215                  $  14,083
Nov-1998     $  18,992                  $  27,803                  $  14,163
Dec-1998     $  19,204                  $  29,405                  $  14,206
Jan-1999     $  19,098                  $  30,634                  $  14,306
Feb-1999     $  18,873                  $  29,681                  $  14,056
Mar-1999     $  19,150                  $  30,868                  $  14,133
Apr-1999     $  19,779                  $  32,063                  $  14,179
May-1999     $  19,498                  $  31,306                  $  14,054
Jun-1999     $  19,837                  $  33,044                  $  14,009
Jul-1999     $  19,378                  $  32,013                  $  13,949
Aug-1999     $  18,812                  $  31,856                  $  13,942
Sep-1999     $  18,312                  $  30,983                  $  14,103
Oct-1999     $  18,788                  $  32,944                  $  14,156
Nov-1999     $  18,421                  $  33,613                  $  14,154
Dec-1999     $  18,207                  $  35,593                  $  14,086
Jan-2000     $  17,982                  $  33,806                  $  14,040
Feb-2000     $  17,195                  $  33,167                  $  14,210
Mar-2000     $  18,183                  $  36,411                  $  14,397
Apr-2000     $  17,800                  $  35,315                  $  14,355
May-2000     $  17,191                  $  34,591                  $  14,348
Jun-2000     $  17,715                  $  35,445                  $  14,647
Jul-2000     $  17,673                  $  34,893                  $  14,780
Aug-2000     $  18,952                  $  37,059                  $  14,994
Sep-2000     $  17,930                  $  35,103                  $  15,089
Oct-2000     $  17,487                  $  34,955                  $  15,188
Nov-2000     $  16,274                  $  32,201                  $  15,437
Dec-2000     $  16,620                  $  32,358                  $  15,724
Jan-2001     $  17,697                  $  33,507                  $  15,982
Feb-2001     $  16,764                  $  30,455                  $  16,121
Mar-2001     $  16,051                  $  28,527                  $  16,202
Apr-2001     $  16,988                  $  30,741                  $  16,134
May-2001     $  17,103                  $  30,947                  $  16,231
Jun-2001     $  16,866                  $  30,195                  $  16,292
Jul-2001     $  16,736                  $  29,899                  $  16,657
Aug-2001     $  16,027                  $  28,030                  $  16,849
Sep-2001     $  14,844                  $  25,768                  $  17,046
Oct-2001     $  15,425                  $  26,260                  $  17,402
Nov-2001     $  16,225                  $  28,274                  $  17,162
Dec-2001     $  16,338                  $  28,523                  $  17,052
Jan-2002     $  15,929                  $  28,107                  $  17,190
Feb-2002     $  15,506                  $  27,564                  $  17,357
Mar-2002     $  15,838                  $  28,601                  $  17,069
Apr-2002     $  15,120                  $  26,867                  $  17,400
May-2002     $  15,018                  $  26,671                  $  17,548
Jun-2002     $  14,196                  $  24,772                  $  17,699
Jul-2002     $  13,505                  $  22,843                  $  17,913
Aug-2002     $  13,578                  $  22,991                  $  18,216
Sep-2002     $  12,571                  $  20,494                  $  18,511
Oct-2002     $  13,251                  $  22,296                  $  18,426
Nov-2002     $  13,753                  $  23,607                  $  18,420
Dec-2002     $  13,222                  $  22,221                  $  18,802
Jan-2003     $  13,059                  $  21,641                  $  18,819
Feb-2003     $  12,852                  $  21,316                  $  19,078
Mar-2003     $  12,870                  $  21,523                  $  19,063
Apr-2003     $  13,716                  $  23,294                  $  19,221
May-2003     $  14,191                  $  24,520                  $  19,579
Jun-2003     $  14,152                  $  24,834                  $  19,540
Jul-2003     $  14,315                  $  25,271                  $  18,883
Aug-2003     $  14,434                  $  25,763                  $  19,008
Sep-2003     $  14,307                  $  25,490                  $  19,511
Oct-2003     $  14,679                  $  26,931                  $  19,329
Nov-2003     $  14,783                  $  27,168                  $  19,376
Dec-2003     $  15,167                  $  28,591                  $  19,573

[CHART]

EMERGING GROWTH FUND

           ATLAS EMERGING
            GROWTH  FUND            RUSSELL 2000 INDEX
Apr-1997     $  10,000                  $  10,000
May-1997     $  11,510                  $  11,112
Jun-1997     $  12,440                  $  11,589
Jul-1997     $  13,040                  $  12,128
Aug-1997     $  13,070                  $  12,405
Sep-1997     $  13,870                  $  13,313
Oct-1997     $  13,100                  $  12,729
Nov-1997     $  13,000                  $  12,646
Dec-1997     $  13,000                  $  12,867
Jan-1998     $  12,810                  $  12,664
Feb-1998     $  13,910                  $  13,600
Mar-1998     $  14,620                  $  14,160
Apr-1998     $  14,590                  $  14,238
May-1998     $  13,740                  $  13,471
Jun-1998     $  14,110                  $  13,499
Jul-1998     $  13,360                  $  12,406
Aug-1998     $  10,620                  $   9,996
Sep-1998     $  11,450                  $  10,779
Oct-1998     $  11,850                  $  11,219
Nov-1998     $  12,670                  $  11,807
Dec-1998     $  13,750                  $  12,538
Jan-1999     $  13,650                  $  12,704
Feb-1999     $  12,220                  $  11,675
Mar-1999     $  12,210                  $  11,858
Apr-1999     $  11,810                  $  12,920
May-1999     $  11,940                  $  13,109
Jun-1999     $  12,630                  $  13,701
Jul-1999     $  13,230                  $  13,326
Aug-1999     $  12,070                  $  12,833
Sep-1999     $  12,870                  $  12,835
Oct-1999     $  14,330                  $  12,888
Nov-1999     $  16,570                  $  13,657
Dec-1999     $  19,618                  $  15,203
Jan-2000     $  19,033                  $  14,960
Feb-2000     $  24,129                  $  17,428
Mar-2000     $  21,497                  $  16,280
Apr-2000     $  17,248                  $  15,301
May-2000     $  15,056                  $  14,411
Jun-2000     $  18,334                  $  15,666
Jul-2000     $  17,039                  $  15,162
Aug-2000     $  19,096                  $  16,319
Sep-2000     $  18,470                  $  15,839
Oct-2000     $  17,165                  $  15,132
Nov-2000     $  13,061                  $  13,580
Dec-2000     $  15,149                  $  14,745
Jan-2001     $  15,953                  $  15,512
Feb-2001     $  12,529                  $  14,494
Mar-2001     $  11,151                  $  13,785
Apr-2001     $  13,489                  $  14,863
May-2001     $  14,095                  $  15,229
Jun-2001     $  15,463                  $  15,754
Jul-2001     $  14,690                  $  14,902
Aug-2001     $  13,615                  $  14,421
Sep-2001     $  11,025                  $  12,481
Oct-2001     $  12,894                  $  13,211
Nov-2001     $  13,938                  $  14,234
Dec-2001     $  14,711                  $  15,112
Jan-2002     $  14,137                  $  14,955
Feb-2002     $  12,132                  $  14,545
Mar-2002     $  13,124                  $  15,713
Apr-2002     $  12,404                  $  15,856
May-2002     $  11,527                  $  15,152
Jun-2002     $  10,629                  $  14,401
Jul-2002     $   9,157                  $  12,227
Aug-2002     $   8,875                  $  12,197
Sep-2002     $   8,269                  $  11,321
Oct-2002     $   8,927                  $  11,683
Nov-2002     $  10,493                  $  12,726
Dec-2002     $   9,334                  $  12,018
Jan-2003     $   9,209                  $  11,685
Feb-2003     $   8,969                  $  11,332
Mar-2003     $   8,958                  $  11,478
Apr-2003     $   9,459                  $  12,565
May-2003     $  10,295                  $  13,913
Jun-2003     $  10,597                  $  14,164
Jul-2003     $  11,297                  $  15,050
Aug-2003     $  11,996                  $  15,739
Sep-2003     $  11,798                  $  15,449
Oct-2003     $  13,197                  $  16,745
Nov-2003     $  13,542                  $  17,340
Dec-2003     $  13,991                  $  17,692

[CHART]

FUND OF FUNDS

             ATLAS FUND        STANDARD & POOR'S COMPOSITE      LEHMAN BROTHERS AGGREGATE
              OF FUNDS            INDEX OF 500 STOCKS                  BOND INDEX
Apr-2002     $  10,000                  $  10,000                      $  10,000
May-2002     $   9,960                  $   9,927                      $  10,085
Jun-2002     $   9,460                  $   9,220                      $  10,172
Jul-2002     $   8,800                  $   8,502                      $  10,295
Aug-2002     $   8,850                  $   8,557                      $  10,469
Sep-2002     $   8,350                  $   7,628                      $  10,638
Oct-2002     $   8,690                  $   8,298                      $  10,589
Nov-2002     $   9,060                  $   8,786                      $  10,586
Dec-2002     $   8,773                  $   8,271                      $  10,805
Jan-2003     $   8,632                  $   8,055                      $  10,815
Feb-2003     $   8,481                  $   7,934                      $  10,964
Mar-2003     $   8,501                  $   8,011                      $  10,956
Apr-2003     $   8,914                  $   8,670                      $  11,047
May-2003     $   9,337                  $   9,126                      $  11,252
Jun-2003     $   9,407                  $   9,243                      $  11,230
Jul-2003     $   9,548                  $   9,406                      $  10,852
Aug-2003     $   9,750                  $   9,589                      $  10,924
Sep-2003     $   9,770                  $   9,487                      $  11,213
Oct-2003     $  10,133                  $  10,023                      $  11,109
Nov-2003     $  10,253                  $  10,112                      $  11,135
Dec-2003     $  10,612                  $  10,642                      $  11,249

[CHART]

GLOBAL GROWTH FUND

            ATLAS GLOBAL          MORGAN STANLEY CAPITAL
            GROWTH FUND         INTERNATIONAL WORLD INDEX
Apr-1996     $  10,000                  $  10,000
May-1996     $  10,049                  $  10,010
Jun-1996     $  10,118                  $  10,062
Jul-1996     $   9,763                  $   9,708
Aug-1996     $   9,931                  $   9,821
Sep-1996     $  10,375                  $  10,207
Oct-1996     $  10,483                  $  10,281
Nov-1996     $  11,055                  $  10,859
Dec-1996     $  11,089                  $  10,687
Jan-1997     $  11,574                  $  10,818
Feb-1997     $  11,706                  $  10,944
Mar-1997     $  11,554                  $  10,730
Apr-1997     $  11,797                  $  11,083
May-1997     $  12,626                  $  11,769
Jun-1997     $  13,071                  $  12,357
Jul-1997     $  13,982                  $  12,928
Aug-1997     $  13,142                  $  12,066
Sep-1997     $  14,296                  $  12,723
Oct-1997     $  13,446                  $  12,055
Nov-1997     $  13,689                  $  12,271
Dec-1997     $  13,789                  $  12,422
Jan-1998     $  14,039                  $  12,770
Feb-1998     $  14,832                  $  13,636
Mar-1998     $  15,571                  $  14,214
Apr-1998     $  15,973                  $  14,354
May-1998     $  15,843                  $  14,176
Jun-1998     $  15,821                  $  14,515
Jul-1998     $  15,767                  $  14,493
Aug-1998     $  13,094                  $  12,563
Sep-1998     $  13,593                  $  12,788
Oct-1998     $  14,072                  $  13,946
Nov-1998     $  14,984                  $  14,782
Dec-1998     $  16,022                  $  15,506
Jan-1999     $  16,506                  $  15,847
Feb-1999     $  15,769                  $  15,427
Mar-1999     $  16,462                  $  16,072
Apr-1999     $  17,122                  $  16,709
May-1999     $  16,737                  $  16,100
Jun-1999     $  17,903                  $  16,854
Jul-1999     $  18,058                  $  16,805
Aug-1999     $  18,289                  $  16,778
Sep-1999     $  18,113                  $  16,617
Oct-1999     $  18,850                  $  17,483
Nov-1999     $  21,535                  $  17,978
Dec-1999     $  24,970                  $  19,436
Jan-2000     $  24,737                  $  18,324
Feb-2000     $  28,584                  $  18,375
Mar-2000     $  28,208                  $  19,647
Apr-2000     $  26,758                  $  18,818
May-2000     $  25,851                  $  18,343
Jun-2000     $  27,276                  $  18,963
Jul-2000     $  26,680                  $  18,432
Aug-2000     $  28,053                  $  19,035
Sep-2000     $  26,848                  $  18,024
Oct-2000     $  25,631                  $  17,725
Nov-2000     $  24,439                  $  16,651
Dec-2000     $  25,780                  $  16,922
Jan-2001     $  26,042                  $  17,261
Feb-2001     $  24,069                  $  15,806
Mar-2001     $  21,918                  $  14,761
Apr-2001     $  23,904                  $  15,849
May-2001     $  24,014                  $  15,632
Jun-2001     $  23,711                  $  15,171
Jul-2001     $  23,256                  $  14,970
Aug-2001     $  22,511                  $  14,255
Sep-2001     $  19,545                  $  13,000
Oct-2001     $  20,580                  $  13,251
Nov-2001     $  22,249                  $  14,037
Dec-2001     $  22,787                  $  14,127
Jan-2002     $  22,111                  $  13,700
Feb-2002     $  21,876                  $  13,584
Mar-2002     $  23,118                  $  14,214
Apr-2002     $  22,580                  $  13,711
May-2002     $  22,483                  $  13,743
Jun-2002     $  21,049                  $  12,911
Jul-2002     $  18,731                  $  11,824
Aug-2002     $  18,883                  $  11,849
Sep-2002     $  17,145                  $  10,548
Oct-2002     $  17,821                  $  11,328
Nov-2002     $  18,759                  $  11,941
Dec-2002     $  17,587                  $  11,364
Jan-2003     $  16,897                  $  11,021
Feb-2003     $  16,442                  $  10,833
Mar-2003     $  16,221                  $  10,804
Apr-2003     $  17,573                  $  11,768
May-2003     $  19,159                  $  12,451
Jun-2003     $  19,573                  $  12,668
Jul-2003     $  20,276                  $  12,927
Aug-2003     $  21,063                  $  13,209
Sep-2003     $  21,311                  $  13,292
Oct-2003     $  22,842                  $  14,083
Nov-2003     $  23,311                  $  14,301
Dec-2003     $  24,676                  $  15,202

[CHART]

GROWTH OPPORTUNITIES FUND

                                     STANDARD & POOR'S
            ATLAS GROWTH            COMPOSITE INDEX OF
         OPPORTUNITIES FUND             500 STOCKS
Dec-1993     $  10,000                  $  10,000
Jan-1994     $  10,457                  $  10,340
Feb-1994     $  10,164                  $  10,060
Mar-1994     $   9,799                  $   9,622
Apr-1994     $   9,806                  $   9,745
May-1994     $   9,706                  $   9,905
Jun-1994     $   9,358                  $   9,662
Jul-1994     $   9,753                  $   9,979
Aug-1994     $  10,197                  $  10,388
Sep-1994     $  10,075                  $  10,134
Oct-1994     $  10,162                  $  10,361
Nov-1994     $   9,657                  $   9,984
Dec-1994     $   9,876                  $  10,132
Jan-1995     $   9,824                  $  10,394
Feb-1995     $  10,234                  $  10,798
Mar-1995     $  10,690                  $  11,117
Apr-1995     $  10,851                  $  11,444
May-1995     $  10,990                  $  11,901
Jun-1995     $  11,465                  $  12,177
Jul-1995     $  12,155                  $  12,580
Aug-1995     $  12,397                  $  12,611
Sep-1995     $  12,596                  $  13,143
Oct-1995     $  12,522                  $  13,096
Nov-1995     $  13,001                  $  13,671
Dec-1995     $  13,140                  $  13,935
Jan-1996     $  13,470                  $  14,409
Feb-1996     $  13,784                  $  14,543
Mar-1996     $  14,014                  $  14,682
Apr-1996     $  14,536                  $  14,898
May-1996     $  14,909                  $  15,281
Jun-1996     $  14,699                  $  15,339
Jul-1996     $  13,968                  $  14,661
Aug-1996     $  14,333                  $  14,970
Sep-1996     $  15,149                  $  15,812
Oct-1996     $  15,166                  $  16,248
Nov-1996     $  15,989                  $  17,475
Dec-1996     $  15,789                  $  17,129
Jan-1997     $  16,737                  $  18,198
Feb-1997     $  16,268                  $  18,339
Mar-1997     $  15,602                  $  17,588
Apr-1997     $  16,187                  $  18,636
May-1997     $  17,127                  $  19,769
Jun-1997     $  17,733                  $  20,654
Jul-1997     $  19,127                  $  22,296
Aug-1997     $  18,443                  $  21,048
Sep-1997     $  19,312                  $  22,199
Oct-1997     $  18,966                  $  21,458
Nov-1997     $  19,445                  $  22,451
Dec-1997     $  19,945                  $  22,837
Jan-1998     $  19,998                  $  23,089
Feb-1998     $  21,320                  $  24,753
Mar-1998     $  22,190                  $  26,021
Apr-1998     $  22,529                  $  26,283
May-1998     $  22,147                  $  25,831
Jun-1998     $  23,040                  $  26,880
Jul-1998     $  22,658                  $  26,595
Aug-1998     $  19,642                  $  22,755
Sep-1998     $  20,851                  $  24,213
Oct-1998     $  21,701                  $  26,182
Nov-1998     $  22,828                  $  27,769
Dec-1998     $  25,098                  $  29,368
Jan-1999     $  26,280                  $  30,596
Feb-1999     $  25,598                  $  29,644
Mar-1999     $  27,050                  $  30,830
Apr-1999     $  27,368                  $  32,023
May-1999     $  26,891                  $  31,267
Jun-1999     $  28,549                  $  33,003
Jul-1999     $  28,264                  $  31,973
Aug-1999     $  27,820                  $  31,816
Sep-1999     $  27,326                  $  30,945
Oct-1999     $  28,558                  $  32,903
Nov-1999     $  30,110                  $  33,571
Dec-1999     $  33,057                  $  35,549
Jan-2000     $  33,368                  $  33,764
Feb-2000     $  34,623                  $  33,126
Mar-2000     $  35,804                  $  36,366
Apr-2000     $  33,701                  $  35,271
May-2000     $  32,481                  $  34,548
Jun-2000     $  34,816                  $  35,401
Jul-2000     $  35,527                  $  34,849
Aug-2000     $  37,960                  $  37,013
Sep-2000     $  36,469                  $  35,059
Oct-2000     $  34,205                  $  34,912
Nov-2000     $  30,303                  $  32,161
Dec-2000     $  31,439                  $  32,318
Jan-2001     $  32,794                  $  33,466
Feb-2001     $  29,574                  $  30,417
Mar-2001     $  27,584                  $  28,491
Apr-2001     $  28,725                  $  30,702
May-2001     $  28,873                  $  30,908
Jun-2001     $  28,434                  $  30,157
Jul-2001     $  27,910                  $  29,861
Aug-2001     $  26,339                  $  27,995
Sep-2001     $  24,509                  $  25,736
Oct-2001     $  25,033                  $  26,227
Nov-2001     $  26,511                  $  28,239
Dec-2001     $  27,103                  $  28,488
Jan-2002     $  26,163                  $  28,072
Feb-2002     $  25,410                  $  27,530
Mar-2002     $  26,614                  $  28,565
Apr-2002     $  25,700                  $  26,834
May-2002     $  25,485                  $  26,638
Jun-2002     $  24,198                  $  24,741
Jul-2002     $  22,356                  $  22,814
Aug-2002     $  22,692                  $  22,962
Sep-2002     $  21,348                  $  20,469
Oct-2002     $  22,491                  $  22,268
Nov-2002     $  22,881                  $  23,577
Dec-2002     $  22,186                  $  22,193
Jan-2003     $  21,688                  $  21,614
Feb-2003     $  21,204                  $  21,290
Mar-2003     $  21,530                  $  21,496
Apr-2003     $  22,647                  $  23,265
May-2003     $  24,112                  $  24,489
Jun-2003     $  24,355                  $  24,803
Jul-2003     $  25,282                  $  25,239
Aug-2003     $  25,551                  $  25,731
Sep-2003     $  25,256                  $  25,459
Oct-2003     $  26,251                  $  26,897
Nov-2003     $  26,479                  $  27,134
Dec-2003     $  27,703                  $  28,556

[CHART]

S&P 500 INDEX FUND*

           ATLAS S&P 500        STANDARD & POOR'S COMPOSITE
            INDEX FUND*             INDEX OF 500 STOCKS
Dec-1993     $  10,000                  $  10,000
Jan-1994     $  10,333                  $  10,340
Feb-1994     $  10,054                  $  10,059
Mar-1994     $   9,625                  $   9,622
Apr-1994     $   9,719                  $   9,745
May-1994     $   9,872                  $   9,904
Jun-1994     $   9,620                  $   9,662
Jul-1994     $   9,919                  $   9,979
Aug-1994     $  10,314                  $  10,387
Sep-1994     $  10,061                  $  10,134
Oct-1994     $  10,283                  $  10,361
Nov-1994     $   9,911                  $   9,984
Dec-1994     $  10,055                  $  10,132
Jan-1995     $  10,310                  $  10,394
Feb-1995     $  10,704                  $  10,799
Mar-1995     $  11,016                  $  11,117
Apr-1995     $  11,342                  $  11,444
May-1995     $  11,787                  $  11,901
Jun-1995     $  12,052                  $  12,177
Jul-1995     $  12,450                  $  12,580
Aug-1995     $  12,478                  $  12,612
Sep-1995     $  13,000                  $  13,144
Oct-1995     $  12,947                  $  13,097
Nov-1995     $  13,517                  $  13,671
Dec-1995     $  13,760                  $  13,935
Jan-1996     $  14,229                  $  14,408
Feb-1996     $  14,349                  $  14,542
Mar-1996     $  14,495                  $  14,682
Apr-1996     $  14,698                  $  14,898
May-1996     $  15,065                  $  15,282
Jun-1996     $  15,125                  $  15,340
Jul-1996     $  14,450                  $  14,663
Aug-1996     $  14,736                  $  14,973
Sep-1996     $  15,564                  $  15,815
Oct-1996     $  15,987                  $  16,251
Nov-1996     $  17,189                  $  17,478
Dec-1996     $  16,835                  $  17,132
Jan-1997     $  17,880                  $  18,201
Feb-1997     $  18,014                  $  18,344
Mar-1997     $  17,267                  $  17,592
Apr-1997     $  18,295                  $  18,641
May-1997     $  19,396                  $  19,776
Jun-1997     $  20,254                  $  20,661
Jul-1997     $  21,861                  $  22,304
Aug-1997     $  20,631                  $  21,056
Sep-1997     $  21,745                  $  22,208
Oct-1997     $  21,013                  $  21,468
Nov-1997     $  21,972                  $  22,460
Dec-1997     $  22,353                  $  22,846
Jan-1998     $  22,590                  $  23,098
Feb-1998     $  24,197                  $  24,763
Mar-1998     $  25,433                  $  26,030
Apr-1998     $  25,681                  $  26,292
May-1998     $  25,225                  $  25,841
Jun-1998     $  26,242                  $  26,890
Jul-1998     $  25,950                  $  26,604
Aug-1998     $  22,196                  $  22,762
Sep-1998     $  23,622                  $  24,220
Oct-1998     $  25,532                  $  26,188
Nov-1998     $  27,055                  $  27,775
Dec-1998     $  28,640                  $  29,374
Jan-1999     $  29,787                  $  30,602
Feb-1999     $  28,850                  $  29,652
Mar-1999     $  29,998                  $  30,838
Apr-1999     $  31,148                  $  32,032
May-1999     $  30,383                  $  31,276
Jun-1999     $  32,077                  $  33,011
Jul-1999     $  31,053                  $  31,981
Aug-1999     $  30,884                  $  31,823
Sep-1999     $  30,027                  $  30,951
Oct-1999     $  31,924                  $  32,909
Nov-1999     $  32,560                  $  33,578
Dec-1999     $  34,461                  $  35,555
Jan-2000     $  32,720                  $  33,769
Feb-2000     $  32,077                  $  33,130
Mar-2000     $  35,200                  $  36,369
Apr-2000     $  34,133                  $  35,275
May-2000     $  33,411                  $  34,551
Jun-2000     $  34,212                  $  35,403
Jul-2000     $  33,681                  $  34,850
Aug-2000     $  35,695                  $  37,013
Sep-2000     $  33,846                  $  35,060
Oct-2000     $  33,706                  $  34,911
Nov-2000     $  31,019                  $  32,161
Dec-2000     $  31,174                  $  32,318
Jan-2001     $  32,257                  $  33,464
Feb-2001     $  29,322                  $  30,415
Mar-2001     $  27,435                  $  28,489
Apr-2001     $  29,566                  $  30,701
May-2001     $  29,741                  $  30,907
Jun-2001     $  29,007                  $  30,155
Jul-2001     $  28,693                  $  29,858
Aug-2001     $  26,910                  $  27,991
Sep-2001     $  24,709                  $  25,731
Oct-2001     $  25,163                  $  26,222
Nov-2001     $  27,085                  $  28,233
Dec-2001     $  27,321                  $  28,480
Jan-2002     $  26,899                  $  28,065
Feb-2002     $  26,371                  $  27,523
Mar-2002     $  27,356                  $  28,559
Apr-2002     $  25,668                  $  26,828
May-2002     $  25,492                  $  26,631
Jun-2002     $  23,664                  $  24,735
Jul-2002     $  21,835                  $  22,807
Aug-2002     $  21,941                  $  22,957
Sep-2002     $  19,550                  $  20,464
Oct-2002     $  21,273                  $  22,263
Nov-2002     $  22,539                  $  23,572
Dec-2002     $  21,208                  $  22,188
Jan-2003     $  20,639                  $  21,608
Feb-2003     $  20,318                  $  21,283
Mar-2003     $  20,496                  $  21,490
Apr-2003     $  22,169                  $  23,259
May-2003     $  23,343                  $  24,483
Jun-2003     $  23,628                  $  24,796
Jul-2003     $  24,019                  $  25,233
Aug-2003     $  24,482                  $  25,724
Sep-2003     $  24,197                  $  25,452
Oct-2003     $  25,549                  $  26,891
Nov-2003     $  25,763                  $  27,127
Dec-2003     $  27,092                  $  28,549

[CHART]

STRATEGIC GROWTH FUND

          ATLAS STRATEGIC      STANDARD & POOR'S COMPOSITE
            GROWTH FUND            INDEX OF 500 STOCKS
Dec-1993     $  10,000                  $  10,000
Jan-1994     $  10,296                  $  10,340
Feb-1994     $  10,069                  $  10,060
Mar-1994     $   9,684                  $   9,622
Apr-1994     $   9,813                  $   9,745
May-1994     $  10,030                  $   9,905
Jun-1994     $   9,783                  $   9,662
Jul-1994     $   9,921                  $   9,979
Aug-1994     $  10,335                  $  10,388
Sep-1994     $  10,020                  $  10,134
Oct-1994     $  10,187                  $  10,361
Nov-1994     $   9,941                  $   9,984
Dec-1994     $   9,972                  $  10,132
Jan-1995     $  10,092                  $  10,394
Feb-1995     $  10,511                  $  10,798
Mar-1995     $  10,720                  $  11,117
Apr-1995     $  10,989                  $  11,444
May-1995     $  11,328                  $  11,901
Jun-1995     $  11,667                  $  12,177
Jul-1995     $  12,086                  $  12,580
Aug-1995     $  12,076                  $  12,611
Sep-1995     $  12,356                  $  13,143
Oct-1995     $  12,525                  $  13,096
Nov-1995     $  12,954                  $  13,671
Dec-1995     $  12,878                  $  13,935
Jan-1996     $  13,224                  $  14,414
Feb-1996     $  13,589                  $  14,552
Mar-1996     $  13,660                  $  14,692
Apr-1996     $  13,843                  $  14,908
May-1996     $  14,106                  $  15,293
Jun-1996     $  14,157                  $  15,355
Jul-1996     $  13,670                  $  14,672
Aug-1996     $  14,066                  $  14,983
Sep-1996     $  14,776                  $  15,825
Oct-1996     $  15,203                  $  16,259
Nov-1996     $  16,217                  $  17,493
Dec-1996     $  15,933                  $  17,150
Jan-1997     $  16,627                  $  18,220
Feb-1997     $  16,695                  $  18,362
Mar-1997     $  16,149                  $  17,609
Apr-1997     $  16,786                  $  18,659
May-1997     $  17,924                  $  19,793
Jun-1997     $  18,572                  $  20,680
Jul-1997     $  20,517                  $  22,324
Aug-1997     $  20,391                  $  21,074
Sep-1997     $  21,370                  $  22,227
Oct-1997     $  20,255                  $  21,485
Nov-1997     $  20,517                  $  22,479
Dec-1997     $  20,217                  $  22,866
Jan-1998     $  20,526                  $  23,117
Feb-1998     $  21,997                  $  24,784
Mar-1998     $  22,812                  $  26,053
Apr-1998     $  22,985                  $  26,316
May-1998     $  22,590                  $  25,864
Jun-1998     $  23,022                  $  26,914
Jul-1998     $  22,108                  $  26,628
Aug-1998     $  18,771                  $  22,783
Sep-1998     $  20,056                  $  24,244
Oct-1998     $  20,736                  $  26,215
Nov-1998     $  21,663                  $  27,803
Dec-1998     $  22,486                  $  29,405
Jan-1999     $  23,406                  $  30,634
Feb-1999     $  22,053                  $  29,681
Mar-1999     $  22,184                  $  30,868
Apr-1999     $  23,774                  $  32,063
May-1999     $  24,195                  $  31,306
Jun-1999     $  24,786                  $  33,044
Jul-1999     $  24,655                  $  32,013
Aug-1999     $  25,259                  $  31,856
Sep-1999     $  24,970                  $  30,983
Oct-1999     $  25,838                  $  32,944
Nov-1999     $  27,940                  $  33,613
Dec-1999     $  31,507                  $  35,593
Jan-2000     $  32,136                  $  33,806
Feb-2000     $  36,817                  $  33,167
Mar-2000     $  37,615                  $  36,411
Apr-2000     $  34,806                  $  35,315
May-2000     $  32,029                  $  34,591
Jun-2000     $  36,188                  $  35,445
Jul-2000     $  37,047                  $  34,893
Aug-2000     $  40,669                  $  37,059
Sep-2000     $  38,213                  $  35,103
Oct-2000     $  34,423                  $  34,955
Nov-2000     $  28,038                  $  32,201
Dec-2000     $  28,467                  $  32,358
Jan-2001     $  29,974                  $  33,507
Feb-2001     $  24,740                  $  30,455
Mar-2001     $  22,115                  $  28,527
Apr-2001     $  23,094                  $  30,741
May-2001     $  22,969                  $  30,947
Jun-2001     $  22,503                  $  30,195
Jul-2001     $  21,820                  $  29,899
Aug-2001     $  20,081                  $  28,030
Sep-2001     $  17,751                  $  25,768
Oct-2001     $  18,652                  $  26,260
Nov-2001     $  20,019                  $  28,274
Dec-2001     $  20,329                  $  28,523
Jan-2002     $  19,413                  $  28,107
Feb-2002     $  18,761                  $  27,564
Mar-2002     $  19,770                  $  28,601
Apr-2002     $  18,481                  $  26,867
May-2002     $  18,171                  $  26,671
Jun-2002     $  16,307                  $  24,772
Jul-2002     $  14,878                  $  22,843
Aug-2002     $  15,204                  $  22,991
Sep-2002     $  13,574                  $  20,494
Oct-2002     $  14,707                  $  22,296
Nov-2002     $  15,686                  $  23,607
Dec-2002     $  14,800                  $  22,221
Jan-2003     $  14,319                  $  21,641
Feb-2003     $  13,915                  $  21,316
Mar-2003     $  13,993                  $  21,523
Apr-2003     $  15,360                  $  23,294
May-2003     $  15,996                  $  24,520
Jun-2003     $  16,058                  $  24,834
Jul-2003     $  16,369                  $  25,271
Aug-2003     $  16,788                  $  25,763
Sep-2003     $  16,369                  $  25,490
Oct-2003     $  17,146                  $  26,931
Nov-2003     $  17,580                  $  27,168
Dec-2003     $  18,124                  $  28,591

[CHART]

VALUE FUND

                                 STANDARD & POOR'S COMPOSITE
          ATLAS VALUE FUND           INDEX OF 500 STOCKS
Apr-2002     $  10,000                  $  10,000
May-2002     $  10,210                  $   9,927
Jun-2002     $   9,360                  $   9,220
Jul-2002     $   8,640                  $   8,502
Aug-2002     $   8,570                  $   8,557
Sep-2002     $   7,490                  $   7,628
Oct-2002     $   8,020                  $   8,298
Nov-2002     $   8,370                  $   8,786
Dec-2002     $   8,136                  $   8,271
Jan-2003     $   7,965                  $   8,055
Feb-2003     $   7,632                  $   7,934
Mar-2003     $   7,683                  $   8,011
Apr-2003     $   8,227                  $   8,670
May-2003     $   8,792                  $   9,126
Jun-2003     $   8,711                  $   9,243
Jul-2003     $   8,862                  $   9,406
Aug-2003     $   8,973                  $   9,589
Sep-2003     $   8,913                  $   9,487
Oct-2003     $   9,134                  $  10,023
Nov-2003     $   9,205                  $  10,112
Dec-2003     $   9,871                  $  10,642

* The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Investment Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Investment Portfolio, adjusted for current fund net operating expenses.

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

[CHART]

AMERICAN ENTERPRISE BOND FUND

           ATLAS AMERICAN       LEHMAN BROTHERS INTERMEDIATE
        ENTERPRISE BOND FUND    U.S. GOVERNMENT/CREDIT INDEX
Apr-2003     $  10,000                  $  10,000
May-2003     $  10,097                  $  10,186
Jun-2003     $  10,115                  $  10,166
Jul-2003     $   9,883                  $   9,824
Aug-2003     $   9,913                  $   9,889
Sep-2003     $  10,144                  $  10,151
Oct-2003     $  10,071                  $  10,056
Nov-2003     $  10,099                  $  10,080
Dec-2003     $  10,188                  $  10,183

[CHART]

CALIFORNIA MUNICIPAL BOND FUND

          ATLAS CALIFORNIA       LEHMAN BROTHERS MUNICIPAL
         MUNICIPAL BOND FUND            BOND INDEX
Dec-1993     $  10,000                  $  10,000
Jan-1994     $  10,130                  $  10,114
Feb-1994     $   9,879                  $   9,852
Mar-1994     $   9,478                  $   9,451
Apr-1994     $   9,504                  $   9,531
May-1994     $   9,599                  $   9,614
Jun-1994     $   9,545                  $   9,556
Jul-1994     $   9,739                  $   9,731
Aug-1994     $   9,755                  $   9,765
Sep-1994     $   9,601                  $   9,621
Oct-1994     $   9,402                  $   9,450
Nov-1994     $   9,229                  $   9,279
Dec-1994     $   9,417                  $   9,483
Jan-1995     $   9,688                  $   9,754
Feb-1995     $   9,923                  $  10,038
Mar-1995     $   9,973                  $  10,153
Apr-1995     $   9,978                  $  10,166
May-1995     $  10,290                  $  10,490
Jun-1995     $  10,154                  $  10,399
Jul-1995     $  10,234                  $  10,497
Aug-1995     $  10,342                  $  10,631
Sep-1995     $  10,394                  $  10,698
Oct-1995     $  10,540                  $  10,853
Nov-1995     $  10,707                  $  11,033
Dec-1995     $  10,807                  $  11,139
Jan-1996     $  10,878                  $  11,224
Feb-1996     $  10,825                  $  11,147
Mar-1996     $  10,596                  $  11,005
Apr-1996     $  10,561                  $  10,973
May-1996     $  10,585                  $  10,968
Jun-1996     $  10,696                  $  11,088
Jul-1996     $  10,838                  $  11,189
Aug-1996     $  10,812                  $  11,186
Sep-1996     $  10,956                  $  11,343
Oct-1996     $  11,080                  $  11,471
Nov-1996     $  11,284                  $  11,681
Dec-1996     $  11,229                  $  11,632
Jan-1997     $  11,193                  $  11,654
Feb-1997     $  11,300                  $  11,761
Mar-1997     $  11,132                  $  11,605
Apr-1997     $  11,229                  $  11,702
May-1997     $  11,386                  $  11,878
Jun-1997     $  11,504                  $  12,005
Jul-1997     $  11,828                  $  12,338
Aug-1997     $  11,698                  $  12,222
Sep-1997     $  11,838                  $  12,367
Oct-1997     $  11,905                  $  12,446
Nov-1997     $  11,973                  $  12,520
Dec-1997     $  12,123                  $  12,702
Jan-1998     $  12,232                  $  12,833
Feb-1998     $  12,236                  $  12,837
Mar-1998     $  12,250                  $  12,849
Apr-1998     $  12,156                  $  12,791
May-1998     $  12,374                  $  12,993
Jun-1998     $  12,421                  $  13,044
Jul-1998     $  12,434                  $  13,076
Aug-1998     $  12,643                  $  13,279
Sep-1998     $  12,733                  $  13,445
Oct-1998     $  12,790                  $  13,445
Nov-1998     $  12,847                  $  13,492
Dec-1998     $  12,844                  $  13,526
Jan-1999     $  12,981                  $  13,687
Feb-1999     $  12,929                  $  13,626
Mar-1999     $  12,932                  $  13,646
Apr-1999     $  12,947                  $  13,680
May-1999     $  12,859                  $  13,600
Jun-1999     $  12,656                  $  13,404
Jul-1999     $  12,670                  $  13,453
Aug-1999     $  12,500                  $  13,345
Sep-1999     $  12,480                  $  13,350
Oct-1999     $  12,286                  $  13,206
Nov-1999     $  12,382                  $  13,346
Dec-1999     $  12,269                  $  13,246
Jan-2000     $  12,201                  $  13,188
Feb-2000     $  12,416                  $  13,341
Mar-2000     $  12,715                  $  13,632
Apr-2000     $  12,600                  $  13,551
May-2000     $  12,532                  $  13,481
Jun-2000     $  12,870                  $  13,838
Jul-2000     $  13,089                  $  14,030
Aug-2000     $  13,332                  $  14,246
Sep-2000     $  13,263                  $  14,172
Oct-2000     $  13,387                  $  14,327
Nov-2000     $  13,500                  $  14,436
Dec-2000     $  13,833                  $  14,792
Jan-2001     $  13,872                  $  14,939
Feb-2001     $  13,912                  $  14,987
Mar-2001     $  13,988                  $  15,121
Apr-2001     $  13,756                  $  14,958
May-2001     $  13,908                  $  15,120
Jun-2001     $  13,974                  $  15,221
Jul-2001     $  14,214                  $  15,446
Aug-2001     $  14,518                  $  15,701
Sep-2001     $  14,455                  $  15,648
Oct-2001     $  14,595                  $  15,834
Nov-2001     $  14,479                  $  15,701
Dec-2001     $  14,319                  $  15,552
Jan-2002     $  14,486                  $  15,821
Feb-2002     $  14,654                  $  16,016
Mar-2002     $  14,293                  $  15,697
Apr-2002     $  14,552                  $  16,003
May-2002     $  14,641                  $  16,101
Jun-2002     $  14,757                  $  16,272
Jul-2002     $  14,910                  $  16,482
Aug-2002     $  15,119                  $  16,679
Sep-2002     $  15,540                  $  17,045
Oct-2002     $  15,142                  $  16,762
Nov-2002     $  15,100                  $  16,691
Dec-2002     $  15,403                  $  17,044
Jan-2003     $  15,292                  $  17,001
Feb-2003     $  15,530                  $  17,239
Mar-2003     $  15,537                  $  17,249
Apr-2003     $  15,680                  $  17,363
May-2003     $  15,999                  $  17,769
Jun-2003     $  15,883                  $  17,695
Jul-2003     $  15,290                  $  17,075
Aug-2003     $  15,419                  $  17,204
Sep-2003     $  15,815                  $  17,709
Oct-2003     $  15,753                  $  17,620
Nov-2003     $  15,938                  $  17,804
Dec-2003     $  16,044                  $  17,952

[CHART]

NATIONAL MUNICIPAL BOND FUND

           ATLAS NATIONAL
           MUNICIPAL BOND            LEHMAN BROTHERS
               FUND                MUNICIPAL BOND INDEX
Dec-1993     $  10,000                  $  10,000
Jan-1994     $  10,139                  $  10,114
Feb-1994     $   9,872                  $   9,852
Mar-1994     $   9,455                  $   9,451
Apr-1994     $   9,490                  $   9,531
May-1994     $   9,594                  $   9,614
Jun-1994     $   9,521                  $   9,556
Jul-1994     $   9,705                  $   9,731
Aug-1994     $   9,721                  $   9,765
Sep-1994     $   9,558                  $   9,621
Oct-1994     $   9,412                  $   9,450
Nov-1994     $   9,256                  $   9,279
Dec-1994     $   9,459                  $   9,483
Jan-1995     $   9,690                  $   9,754
Feb-1995     $   9,932                  $  10,038
Mar-1995     $   9,991                  $  10,153
Apr-1995     $   9,995                  $  10,166
May-1995     $  10,284                  $  10,490
Jun-1995     $  10,177                  $  10,399
Jul-1995     $  10,283                  $  10,497
Aug-1995     $  10,352                  $  10,631
Sep-1995     $  10,421                  $  10,698
Oct-1995     $  10,565                  $  10,853
Nov-1995     $  10,748                  $  11,033
Dec-1995     $  10,856                  $  11,139
Jan-1996     $  10,971                  $  11,224
Feb-1996     $  10,917                  $  11,147
Mar-1996     $  10,707                  $  11,005
Apr-1996     $  10,662                  $  10,973
May-1996     $  10,664                  $  10,968
Jun-1996     $  10,754                  $  11,088
Jul-1996     $  10,865                  $  11,189
Aug-1996     $  10,878                  $  11,186
Sep-1996     $  10,990                  $  11,343
Oct-1996     $  11,112                  $  11,471
Nov-1996     $  11,304                  $  11,681
Dec-1996     $  11,244                  $  11,632
Jan-1997     $  11,228                  $  11,654
Feb-1997     $  11,353                  $  11,761
Mar-1997     $  11,205                  $  11,605
Apr-1997     $  11,301                  $  11,702
May-1997     $  11,448                  $  11,878
Jun-1997     $  11,565                  $  12,005
Jul-1997     $  11,889                  $  12,338
Aug-1997     $  11,760                  $  12,222
Sep-1997     $  11,890                  $  12,367
Oct-1997     $  11,968                  $  12,446
Nov-1997     $  12,036                  $  12,520
Dec-1997     $  12,207                  $  12,702
Jan-1998     $  12,316                  $  12,833
Feb-1998     $  12,320                  $  12,837
Mar-1998     $  12,323                  $  12,849
Apr-1998     $  12,231                  $  12,791
May-1998     $  12,459                  $  12,993
Jun-1998     $  12,506                  $  13,044
Jul-1998     $  12,520                  $  13,076
Aug-1998     $  12,739                  $  13,279
Sep-1998     $  12,774                  $  13,445
Oct-1998     $  12,831                  $  13,445
Nov-1998     $  12,878                  $  13,492
Dec-1998     $  12,903                  $  13,526
Jan-1999     $  13,051                  $  13,687
Feb-1999     $  12,964                  $  13,626
Mar-1999     $  12,956                  $  13,646
Apr-1999     $  12,970                  $  13,680
May-1999     $  12,870                  $  13,600
Jun-1999     $  12,646                  $  13,404
Jul-1999     $  12,661                  $  13,453
Aug-1999     $  12,481                  $  13,345
Sep-1999     $  12,451                  $  13,350
Oct-1999     $  12,281                  $  13,206
Nov-1999     $  12,378                  $  13,346
Dec-1999     $  12,276                  $  13,246
Jan-2000     $  12,173                  $  13,188
Feb-2000     $  12,342                  $  13,341
Mar-2000     $  12,605                  $  13,632
Apr-2000     $  12,527                  $  13,551
May-2000     $  12,424                  $  13,481
Jun-2000     $  12,761                  $  13,838
Jul-2000     $  12,957                  $  14,030
Aug-2000     $  13,153                  $  14,246
Sep-2000     $  13,084                  $  14,172
Oct-2000     $  13,208                  $  14,327
Nov-2000     $  13,310                  $  14,436
Dec-2000     $  13,656                  $  14,792
Jan-2001     $  13,732                  $  14,939
Feb-2001     $  13,809                  $  14,987
Mar-2001     $  13,936                  $  15,121
Apr-2001     $  13,741                  $  14,958
May-2001     $  13,905                  $  15,120
Jun-2001     $  14,019                  $  15,221
Jul-2001     $  14,233                  $  15,446
Aug-2001     $  14,501                  $  15,701
Sep-2001     $  14,427                  $  15,648
Oct-2001     $  14,581                  $  15,834
Nov-2001     $  14,453                  $  15,701
Dec-2001     $  14,311                  $  15,552
Jan-2002     $  14,514                  $  15,821
Feb-2002     $  14,693                  $  16,016
Mar-2002     $  14,382                  $  15,697
Apr-2002     $  14,653                  $  16,003
May-2002     $  14,730                  $  16,101
Jun-2002     $  14,873                  $  16,272
Jul-2002     $  15,069                  $  16,482
Aug-2002     $  15,238                  $  16,679
Sep-2002     $  15,631                  $  17,045
Oct-2002     $  15,311                  $  16,762
Nov-2002     $  15,217                  $  16,691
Dec-2002     $  15,571                  $  17,044
Jan-2003     $  15,470                  $  17,001
Feb-2003     $  15,717                  $  17,239
Mar-2003     $  15,721                  $  17,249
Apr-2003     $  15,847                  $  17,363
May-2003     $  16,220                  $  17,769
Jun-2003     $  16,119                  $  17,695
Jul-2003     $  15,501                  $  17,075
Aug-2003     $  15,660                  $  17,204
Sep-2003     $  16,064                  $  17,709
Oct-2003     $  16,003                  $  17,620
Nov-2003     $  16,190                  $  17,804
Dec-2003     $  16,308                  $  17,952

[CHART]

STRATEGIC INCOME FUND

                                                                   CITIGROUP WORLD GOVERNMENT BOND INDEX
                   ATLAS STRATEGIC             LEHMAN BROTHERS           (FORMERLY SALOMON BROTHERS
                     INCOME FUND             AGGREGATE BOND INDEX       WORLD GOVERNMENT BOND INDEX)
May-1996              $   10,000                  $   10,000                  $   10,000
Jun-1996              $   10,090                  $   10,134                  $   10,079
Jul-1996              $   10,159                  $   10,161                  $   10,273
Aug-1996              $   10,251                  $   10,144                  $   10,313
Sep-1996              $   10,508                  $   10,321                  $   10,355
Oct-1996              $   10,687                  $   10,550                  $   10,548
Nov-1996              $   10,926                  $   10,730                  $   10,688
Dec-1996              $   10,975                  $   10,630                  $   10,601
Jan-1997              $   11,011                  $   10,663                  $   10,318
Feb-1997              $   11,171                  $   10,690                  $   10,241
Mar-1997              $   10,986                  $   10,571                  $   10,163
Apr-1997              $   11,040                  $   10,730                  $   10,073
May-1997              $   11,228                  $   10,832                  $   10,347
Jun-1997              $   11,436                  $   10,961                  $   10,471
Jul-1997              $   11,671                  $   11,257                  $   10,389
Aug-1997              $   11,612                  $   11,161                  $   10,383
Sep-1997              $   11,846                  $   11,326                  $   10,604
Oct-1997              $   11,811                  $   11,490                  $   10,824
Nov-1997              $   11,888                  $   11,543                  $   10,659
Dec-1997              $   12,026                  $   11,660                  $   10,627
Jan-1998              $   12,173                  $   11,809                  $   10,730
Feb-1998              $   12,199                  $   11,800                  $   10,817
Mar-1998              $   12,300                  $   11,840                  $   10,710
Apr-1998              $   12,373                  $   11,901                  $   10,881
May-1998              $   12,399                  $   12,014                  $   10,906
Jun-1998              $   12,428                  $   12,116                  $   10,922
Jul-1998              $   12,526                  $   12,142                  $   10,937
Aug-1998              $   11,944                  $   12,340                  $   11,234
Sep-1998              $   12,097                  $   12,629                  $   11,832
Oct-1998              $   12,174                  $   12,562                  $   12,182
Nov-1998              $   12,472                  $   12,633                  $   12,010
Dec-1998              $   12,511                  $   12,671                  $   12,252
Jan-1999              $   12,491                  $   12,761                  $   12,139
Feb-1999              $   12,370                  $   12,538                  $   11,749
Mar-1999              $   12,532                  $   12,607                  $   11,779
Apr-1999              $   12,766                  $   12,647                  $   11,774
May-1999              $   12,460                  $   12,536                  $   11,576
Jun-1999              $   12,499                  $   12,496                  $   11,374
Jul-1999              $   12,505                  $   12,442                  $   11,652
Aug-1999              $   12,360                  $   12,436                  $   11,706
Sep-1999              $   12,423                  $   12,580                  $   11,888
Oct-1999              $   12,486                  $   12,627                  $   11,882
Nov-1999              $   12,633                  $   12,625                  $   11,758
Dec-1999              $   12,752                  $   12,565                  $   11,729
Jan-2000              $   12,645                  $   12,523                  $   11,480
Feb-2000              $   12,810                  $   12,675                  $   11,397
Mar-2000              $   12,808                  $   12,842                  $   11,750
Apr-2000              $   12,669                  $   12,805                  $   11,366
May-2000              $   12,584                  $   12,798                  $   11,455
Jun-2000              $   12,894                  $   13,065                  $   11,733
Jul-2000              $   12,929                  $   13,183                  $   11,535
Aug-2000              $   13,107                  $   13,375                  $   11,448
Sep-2000              $   13,032                  $   13,459                  $   11,425
Oct-2000              $   12,839                  $   13,548                  $   11,280
Nov-2000              $   12,639                  $   13,770                  $   11,505
Dec-2000              $   12,969                  $   14,026                  $   11,917
Jan-2001              $   13,505                  $   14,256                  $   11,901
Feb-2001              $   13,506                  $   14,380                  $   11,896
Mar-2001              $   13,263                  $   14,452                  $   11,554
Apr-2001              $   13,111                  $   14,391                  $   11,512
May-2001              $   13,292                  $   14,478                  $   11,478
Jun-2001              $   13,108                  $   14,533                  $   11,372
Jul-2001              $   13,229                  $   14,858                  $   11,659
Aug-2001              $   13,344                  $   15,029                  $   12,097
Sep-2001              $   12,970                  $   15,205                  $   12,185
Oct-2001              $   13,317                  $   15,523                  $   12,282
Nov-2001              $   13,546                  $   15,308                  $   12,108
Dec-2001              $   13,545                  $   15,210                  $   11,797
Jan-2002              $   13,665                  $   15,334                  $   11,579
Feb-2002              $   13,708                  $   15,482                  $   11,639
Mar-2002              $   13,719                  $   15,225                  $   11,608
Apr-2002              $   13,959                  $   15,521                  $   12,023
May-2002              $   13,972                  $   15,653                  $   12,364
Jun-2002              $   13,709                  $   15,787                  $   12,961
Jul-2002              $   13,595                  $   15,978                  $   13,088
Aug-2002              $   13,842                  $   16,248                  $   13,315
Sep-2002              $   13,809                  $   16,512                  $   13,461
Oct-2002              $   13,829                  $   16,436                  $   13,405
Nov-2002              $   14,147                  $   16,431                  $   13,423
Dec-2002              $   14,401                  $   16,771                  $   14,098
Jan-2003              $   14,583                  $   16,786                  $   14,291
Feb-2003              $   14,760                  $   17,018                  $   14,491
Mar-2003              $   14,928                  $   17,004                  $   14,536
Apr-2003              $   15,416                  $   17,145                  $   14,711
May-2003              $   15,623                  $   17,464                  $   15,349
Jun-2003              $   15,718                  $   17,429                  $   15,100
Jul-2003              $   15,381                  $   16,843                  $   14,652
Aug-2003              $   15,590                  $   16,955                  $   14,573
Sep-2003              $   16,074                  $   17,404                  $   15,399
Oct-2003              $   16,160                  $   17,242                  $   15,322
Nov-2003              $   16,318                  $   17,283                  $   15,581
Dec-2003              $   16,720                  $   17,459                  $   16,203

[CHART]

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

       ATLAS U.S. GOVERNMENT        LEHMAN BROTHERS U.S.
      AND MORTGAGE SECURITIES         MORTGAGE-BACKED
               FUND                   SECURITIES INDEX
Dec-1993     $  10,000                  $  10,000
Jan-1994     $  10,129                  $  10,099
Feb-1994     $   9,993                  $  10,028
Mar-1994     $   9,667                  $   9,768
Apr-1994     $   9,589                  $   9,695
May-1994     $   9,627                  $   9,734
Jun-1994     $   9,567                  $   9,713
Jul-1994     $   9,790                  $   9,907
Aug-1994     $   9,808                  $   9,939
Sep-1994     $   9,628                  $   9,797
Oct-1994     $   9,607                  $   9,792
Nov-1994     $   9,577                  $   9,761
Dec-1994     $   9,670                  $   9,839
Jan-1995     $   9,882                  $  10,050
Feb-1995     $  10,124                  $  10,306
Mar-1995     $  10,153                  $  10,355
Apr-1995     $  10,296                  $  10,502
May-1995     $  10,584                  $  10,832
Jun-1995     $  10,624                  $  10,894
Jul-1995     $  10,653                  $  10,913
Aug-1995     $  10,755                  $  11,026
Sep-1995     $  10,847                  $  11,123
Oct-1995     $  10,918                  $  11,222
Nov-1995     $  11,043                  $  11,350
Dec-1995     $  11,169                  $  11,492
Jan-1996     $  11,229                  $  11,578
Feb-1996     $  11,149                  $  11,482
Mar-1996     $  11,088                  $  11,441
Apr-1996     $  11,060                  $  11,409
May-1996     $  11,031                  $  11,376
Jun-1996     $  11,162                  $  11,533
Jul-1996     $  11,204                  $  11,575
Aug-1996     $  11,199                  $  11,575
Sep-1996     $  11,380                  $  11,769
Oct-1996     $  11,580                  $  11,999
Nov-1996     $  11,734                  $  12,171
Dec-1996     $  11,672                  $  12,108
Jan-1997     $  11,748                  $  12,197
Feb-1997     $  11,791                  $  12,237
Mar-1997     $  11,682                  $  12,122
Apr-1997     $  11,867                  $  12,315
May-1997     $  11,970                  $  12,436
Jun-1997     $  12,096                  $  12,581
Jul-1997     $  12,295                  $  12,818
Aug-1997     $  12,303                  $  12,787
Sep-1997     $  12,420                  $  12,950
Oct-1997     $  12,537                  $  13,093
Nov-1997     $  12,544                  $  13,136
Dec-1997     $  12,635                  $  13,256
Jan-1998     $  12,702                  $  13,387
Feb-1998     $  12,758                  $  13,415
Mar-1998     $  12,838                  $  13,472
Apr-1998     $  12,891                  $  13,548
May-1998     $  12,971                  $  13,638
Jun-1998     $  13,013                  $  13,703
Jul-1998     $  13,068                  $  13,773
Aug-1998     $  13,161                  $  13,899
Sep-1998     $  13,292                  $  14,067
Oct-1998     $  13,255                  $  14,048
Nov-1998     $  13,321                  $  14,119
Dec-1998     $  13,401                  $  14,179
Jan-1999     $  13,467                  $  14,280
Feb-1999     $  13,401                  $  14,223
Mar-1999     $  13,494                  $  14,318
Apr-1999     $  13,520                  $  14,384
May-1999     $  13,451                  $  14,304
Jun-1999     $  13,382                  $  14,254
Jul-1999     $  13,328                  $  14,157
Aug-1999     $  13,302                  $  14,157
Sep-1999     $  13,495                  $  14,386
Oct-1999     $  13,509                  $  14,469
Nov-1999     $  13,523                  $  14,477
Dec-1999     $  13,454                  $  14,442
Jan-2000     $  13,356                  $  14,316
Feb-2000     $  13,512                  $  14,482
Mar-2000     $  13,654                  $  14,640
Apr-2000     $  13,625                  $  14,650
May-2000     $  13,612                  $  14,658
Jun-2000     $  13,885                  $  14,971
Jul-2000     $  13,972                  $  15,067
Aug-2000     $  14,161                  $  15,296
Sep-2000     $  14,279                  $  15,455
Oct-2000     $  14,353                  $  15,567
Nov-2000     $  14,605                  $  15,800
Dec-2000     $  14,827                  $  16,054
Jan-2001     $  15,051                  $  16,305
Feb-2001     $  15,157                  $  16,398
Mar-2001     $  15,216                  $  16,493
Apr-2001     $  15,199                  $  16,516
May-2001     $  15,288                  $  16,625
Jun-2001     $  15,299                  $  16,660
Jul-2001     $  15,587                  $  16,957
Aug-2001     $  15,721                  $  17,106
Sep-2001     $  15,964                  $  17,362
Oct-2001     $  16,205                  $  17,602
Nov-2001     $  16,026                  $  17,440
Dec-2001     $  15,924                  $  17,374
Jan-2002     $  16,057                  $  17,535
Feb-2002     $  16,255                  $  17,735
Mar-2002     $  16,040                  $  17,547
Apr-2002     $  16,352                  $  17,879
May-2002     $  16,471                  $  18,009
Jun-2002     $  16,608                  $  18,157
Jul-2002     $  16,824                  $  18,364
Aug-2002     $  17,024                  $  18,509
Sep-2002     $  17,173                  $  18,640
Oct-2002     $  17,188                  $  18,711
Nov-2002     $  17,151                  $  18,698
Dec-2002     $  17,308                  $  18,893
Jan-2003     $  17,329                  $  18,938
Feb-2003     $  17,432                  $  19,065
Mar-2003     $  17,417                  $  19,067
Apr-2003     $  17,466                  $  19,147
May-2003     $  17,462                  $  19,162
Jun-2003     $  17,456                  $  19,193
Jul-2003     $  17,244                  $  18,834
Aug-2003     $  17,317                  $  18,968
Sep-2003     $  17,440                  $  19,290
Oct-2003     $  17,377                  $  19,223
Nov-2003     $  17,400                  $  19,263
Dec-2003     $  17,493                  $  19,469

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 2003

ATLAS BALANCED FUND

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
COMMON STOCKS - 63.72%
 Apparel - 1.89%
  Liz Claiborne, Inc.                                        17,035   $      604,061
 Banks - 4.46%
  Charter One Financial, Inc.                                20,895          721,922
  Wells Fargo & Co.                                          11,940          703,146
 Diversified Financial Services - 3.70%
  MBNA Corp.                                                 30,095          747,861
  Morgan Stanley                                              7,515          434,893
 Environmental Control - 2.27%
  Waste Management, Inc.                                     24,440          723,424
 Food - 2.44%
  Kraft Foods, Inc. - Class A                                24,130          777,469
 Health Care - Products - 2.99%
  Johnson & Johnson                                          18,500          955,710
 Insurance - 11.25%
  American International Group, Inc.                         12,000          795,360
  Berkshire Hathaway, Inc. - Class B (b)                        257          723,455
  Markel Corp. (b)                                            2,000          507,020
  Mercury General Corp.                                       8,500          395,675
  MGIC Investment Corp.                                       9,950          566,553
  Willis Group Holdings Ltd.                                 17,740          604,402
 Internet - 1.77%
  InterActiveCorp (b)(o)                                     16,600          563,238
 Media - 6.69%
  Comcast Corp. - Class A (b)                                18,140          567,419
  Liberty Media Corp. - Class A (b)                          81,221          965,718
  Viacom, Inc. - Class B (o)                                 13,595          603,346
 Miscellaneous - Manufacturing - 2.35%
  Dover Corp.                                                18,895          751,076
 Pharmaceuticals - 4.61%
  Merck & Co., Inc.                                          11,800          545,160
  Pfizer, Inc.                                               26,245          927,236
 Retail - 7.50%
  Costco Wholesale Corp. (b)                                 18,110          673,330
  McDonald's Corp.                                           23,225          576,677
  Target Corp.                                               15,845          608,448
  Walgreen Co.                                               14,775          537,514
 Software - 5.97%
  Automatic Data Processing, Inc.                            13,140          520,475
  First Data Corp.                                           18,315          752,563
  Microsoft Corp.                                            22,965          632,456
 Telecommunications - 1.46%
  Nokia OYJ, Sponsored ADR                                   27,415          466,055
 Textiles - 2.34%
  Mohawk Industries, Inc. (b)                                10,590          747,019
 U.S. Government & Agency - 2.03%
  Freddie Mac                                                11,125          648,810
                                                                      --------------
 Total Common Stocks (cost: $18,175,960)                                  20,347,491
                                                                      --------------
CORPORATE BONDS AND NOTES - 19.24%
 Auto Manufacturers - .84%
  Daimler Chrysler North America Holding
  Corp., 6.40% Gtd. Nts., due 05/15/06                 $    250,000          267,852
 Computers - .78%
  IBM Corp., 4.75% Sr. Unsec. Nts., due
  11/29/12                                             $    250,000          250,528
 Diversified Financial Services - 5.02%
  American Express Co., 5.50% Nts., due
  09/12/06                                             $    325,000          349,739
  Countrywide Home Loans, Inc., 5.625%
  Medium-Term Nts., Series K, due 05/15/07             $    300,000   $      323,879
  Ford Motor Credit Co., 6.875% Unsec. Nts.,
  due 02/01/06                                         $    250,000          266,827
  Household Finance Corp., 7.875% Sr. Unsec.
  Nts., due 03/01/07                                   $    250,000          285,694
  International Lease Finance Corp., 5.75%
  Unsec. Nts., due 10/15/06                            $    350,000          376,562
 Electric - 1.08%
  WPS Resources Corp., 7.00% Sr. Unsec.
  Unsub. Nts., due 11/01/09                            $    300,000          343,179
 Electrical Components & Equipment - 1.02%
  Emerson Electric Co., 7.875% Unsec. Nts.,
  due 06/01/05                                         $    300,000          324,959
 Food - 1.96%
  Kraft Foods, Inc., 4.625% Nts., due 11/01/06         $    300,000          313,058
  Safeway, Inc., 4.80% Sr. Unsec. Nts., due
  07/16/07                                             $    300,000          311,379
 Insurance - 2.08%
  Markel Corp., 6.80% Sr. Nts., due 02/15/13           $    300,000          316,349
  MGIC Investment Corp., 6.00% Sr. Unsec.
  Nts., due 03/15/07                                   $    325,000          349,355
 Miscellaneous - Manufacturing - .79%
  General Electric Co., 5.00% Unsec. Nts., due
  02/01/13                                             $    250,000          252,834
 Oil & Gas - 1.96%
  Conoco Funding Co., 5.45% Gtd. Nts., due
  10/15/06                                             $    335,000          359,420
  Marathon Oil Corp., 5.375% Unsec. Nts., due
  06/01/07                                             $    250,000          267,557
 Semiconductors - 1.18%
  Texas Instruments Corp., 6.125% Unsec. Nts.,
  due 02/01/06                                         $    350,000          376,393
 Telecommunications - 2.34%
  SBC Communications, Inc., 5.75% Sr. Unsec.
  Nts., due 05/02/06                                   $    350,000          375,560
  Sprint Capital Corp., 6.125% Sr. Unsec.
  Unsub. Nts., due 11/15/08                            $    350,000          373,057
 Transportation - .19%
  Union Pacific Corp., 6.39% Medium-Term
  Nts., Series E, due 11/01/04                         $     60,000           62,072
                                                                      --------------
 Total Corporate Bonds and Notes (cost: $6,033,467)                        6,146,253
                                                                      --------------
MORTGAGE-BACKED OBLIGATIONS - 1.23%
 Government-Sponsored Enterprises - 1.23%
  Fannie Mae,
   6.00% due 05/01/32                                  $    220,975          228,513
   6.50% due 04/01/32                                  $    156,691          163,897
                                                                      --------------
 Total Mortgage-Backed Obligations (cost: $373,079)                          392,410
                                                                      --------------
GOVERNMENT-SPONSORED ENTERPRISES (NON-MORTGAGE-BACKED
SECURITIES) - 5.75%
  Fannie Mae,
   5.125% due 02/13/04                                 $    470,000          472,135
  Freddie Mac,
   4.25% due 06/15/05                                  $    700,000          726,600
   5.25% due 01/15/06                                  $    600,000          638,230
                                                                      --------------
 Total Government-Sponsored Enterprises
 (Non-Mortgage-Backed Securities) (cost: $1,796,682)                       1,836,965
                                                                      --------------

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
U.S. GOVERNMENT OBLIGATIONS - 4.58%
  U.S. Treasury Note,
   3.625% due 03/31/04                                 $    500,000   $      503,242
   4.625% due 05/15/06                                 $    500,000          529,922
   5.75% due 11/15/05                                  $    400,000          429,469
                                                                      --------------
 Total U.S. Government Obligations (cost: $1,444,175)                      1,462,633
                                                                      --------------
SHORT-TERM INVESTMENTS - 6.22%
  Dreyfus Cash Management Plus Fund (p)                $    250,584          250,584
  Goldman Sachs Financial Square Prime
  Obligations Fund (p)                                 $    564,191          564,191
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026 with a value of
  $1,195,327                                           $  1,170,737        1,170,737
                                                                      --------------
 Total Short-Term Investments (cost: $1,985,512)                           1,985,512
                                                                      --------------
TOTAL SECURITIES (COST: $29,808,875) - 100.74%                            32,171,264
OTHER ASSETS AND LIABILITIES, NET - (.74)%                                  (236,973)
                                                                      --------------
NET ASSETS - 100.00%                                                  $   31,934,291
                                                                      ==============

ATLAS EMERGING GROWTH FUND

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
COMMON STOCKS - 94.40%
 Advertising - .85%
  R.H. Donnelley Corp. (b)                                    6,870   $      273,701
 Aerospace & Defense - 1.03%
  United Industrial Corp.                                    18,410          332,300
 Apparel - 2.19%
  K-Swiss Inc. - Class A                                     20,050          482,403
  Timberland Co. - Class A (b)                                4,310          224,422
 Auto Manufacturers - 1.39%
  Wabash National Corp. (b)                                  15,340          449,462
 Banks - .91%
  Westamerica Bancorp, Inc.                                   5,890          292,733
 Biotechnology - .89%
  Nanogen, Inc. (b)(o)                                       31,880          287,239
 Chemicals - 1.02%
  Great Lakes Chemical Corp.                                 12,080          328,455
 Coal - 1.49%
  Fording Canadian Coal Trust                                13,540          480,941
 Commercial Services - 6.78%
  Alliance Data Systems Corp. (b)                            11,270          311,954
  Brink's Co. (The)                                          41,850          946,228
  Clark, Inc. (b)                                            12,310          236,844
  Interactive Data Corp. (b)                                 18,490          306,194
  Source Interlink Companies, Inc. (b)                       36,740          390,179
 Computers - 4.53%
  Carreker Corp. (b)                                         11,180          156,632
  Cray, Inc. (b)                                             15,620          155,107
  Intergraph Corp. (b)                                       23,570          563,794
  Systems & Computer Technology Corp. (b)                    36,090          590,071
 Cosmetics & Personal Care - 1.17%
  Elizabeth Arden, Inc. (b)                                  19,040          379,277
 Distribution & Wholesale - .98%
  Handleman Co.                                              15,380   $      315,751
 Diversified Financial Services - 2.42%
  Chicago Mercantile Exchange (o)                             6,430          465,275
  Jefferies Group, Inc.                                       9,650          318,643
 Electrical Components & Equipment - 3.15%
  GrafTech International Ltd. (b)                            40,110          541,485
  Rayovac Corp. (b)                                          22,860          478,917
 Electronics - 3.51%
  Amphenol Corp. - Class A (b)                                8,870          567,059
  Dionex Corp. (b)                                            7,340          337,787
  Spatialight, Inc. (b)(o)                                   43,190          231,930
 Energy - Alternate Sources - 1.29%
  Headwaters, Inc. (b)                                       21,320          418,298
 Environmental Control - 1.30%
  Metal Management, Inc. (b)                                  4,810          177,633
  TRC Companies, Inc. (b)(o)                                 11,590          244,085
 Food - 2.20%
  Imperial Sugar Co. (b)                                     25,750          363,847
  Interstate Bakeries                                        24,460          348,066
 Forest Products & Paper - 1.77%
  Boise Cascade Corp                                         17,430          572,750
 Gas - 1.17%
  AGL Resources, Inc                                         12,970          377,427
 Health Care - Products - 4.61%
  Cardiotech International, Inc. (b)                         33,350          180,090
  Dade Behring Holdings, Inc. (b)                            12,310          439,959
  Endocare, Inc. (b)(o)                                      42,480          169,920
  Quidel Corp. (b)                                           53,570          579,627
  Trinity Biotechnology PLC,
  Sponsored ADR (b)                                          21,730          121,253
 Health Care - Services - 4.82%
  Kindred Healthcare, Inc. (b)                               10,050          522,399
  LabOne, Inc. - Class A (b)                                 13,950          452,956
  Sierra Health Services, Inc. (b)                           21,310          584,960
 Household Products & Wares - 2.29%
  Church & Dwight Co, Inc.                                    7,550          298,980
  Jarden Corp. (b)                                           16,160          441,814
 Insurance - 4.43%
  Delphi Financial Group, Inc. - Class A                      8,880          319,680
  IPC Holdings Ltd.                                          11,890          462,997
  ProAssurance Corp. (b)                                      9,820          315,713
  Selective Insurance Group                                  10,320          333,955
 Iron & Steel - 1.14%
  Cleveland-Cliffs, Inc. (b)                                  7,260          369,897
 Leisure Time - 1.17%
  WMS Industries, Inc. (b)                                   14,430          378,066
 Media - 2.48%
  Emmis Communications Corp. - Class A (b)                   11,970          323,789
  Gray Television, Inc.                                      16,700          252,504
  Spanish Broadcasting System, Inc. - Class A (b)            21,600          226,800
 Mining - 3.83%
  Apex Silver Mines Ltd. (b)(o)                              18,610          388,949
  Golden Star Resources Ltd. (b)(o)                          81,390          567,288
  Hecla Mining Co. (b)                                       34,150          283,104
 Miscellaneous - Manufacturing - 2.22%
  Applied Films Corp. (b)                                     6,210          205,054
  Griffon Corp. (b)                                          25,350          513,591

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
 Oil & Gas - 1.93%
  KCS Energy, Inc. (b)                                       22,880   $      241,384
  Range Resources Corp. (b)                                  40,340          381,213
 Oil & Gas Services - 2.28%
  Carbo Ceramics, Inc.                                        8,450          433,063
  Oil States International, Inc. (b)                         21,940          305,844
 Pharmaceuticals - 3.17%
  Accredo Health, Inc. (b)                                   13,880          438,747
  Axcan Pharma, Inc. (b)                                     24,960          390,624
  Discovery Laboratories, Inc. (b)                           18,720          196,373
 Pipelines - .00%
  Enbridge Energy Management LLC (b)                              1               49
 REITS - 3.61%
  Alexandria Real Estate Equities, Inc. REIT                  9,580          554,682
  Capital Automotive REIT                                     8,510          272,320
  Regency Centers Corp. REIT (o)                              8,510          339,124
 Retail - 2.79%
  AnnTaylor Stores Corp. (b)                                  6,410          249,990
  Cash American Investments, Inc.                            15,720          332,950
  School Specialty, Inc. (b)                                  9,380          319,014
 Savings & Loans - 3.03%
  BankAtlantic Bancorp, Inc. - Class A                       16,750          318,250
  People's Bank                                              10,840          353,384
  Webster Financial Corp.                                     6,710          307,721
 Software - 4.02%
  eFunds Corp. (b)                                           20,120          349,082
  Informatica Corp. (b)                                      30,660          315,798
  MSC.Software Corp. (b)                                     54,590          515,876
  Scansoft, Inc. (b)                                         22,680          120,658
 Telecommunications - 2.76%
  Alamosa Holdings, Inc. (b)(o)                             114,140          457,701
  NII Holdings, Inc. - Class B (b)                            3,010          224,636
  Viasat, Inc. (b)                                           10,970          209,966
 Transportation - 3.78%
  Alexander & Baldwin, Inc.                                  14,260          480,419
  Laidlaw International (b)                                  53,650          741,980
                                                                      --------------
 Total Common Stocks (cost: $25,464,044)                                  30,531,082
                                                                      --------------
SHORT-TERM INVESTMENTS - 14.58%
  Dreyfus Cash Management Plus Fund (p)                $    756,158          756,158
  Goldman Sachs Financial Square Prime
  Obligations Fund (p)                                 $  1,702,492        1,702,492
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026 with a value of
  $2,305,202                                           $  2,257,787        2,257,787
                                                                      --------------
 Total Short-Term Investments (cost: $4,716,437)                           4,716,437
                                                                      --------------
TOTAL SECURITIES (COST: $30,180,481) - 108.98%                            35,247,519
OTHER ASSETS AND LIABILITIES, NET - (8.98)%                               (2,904,931)
                                                                      --------------
NET ASSETS - 100.00%                                                  $   32,342,588
                                                                      ==============

ATLAS FUND OF FUNDS

                                                         SHARES OR         VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
INVESTMENT IN ATLAS FUNDS - 98.78%
  Growth Opportunities Fund                                 159,080   $    3,277,044
  Global Growth Fund                                        177,711        3,179,251
  Strategic Income Fund                                     636,668        2,896,839
  Emerging Growth Fund                                      202,808        2,717,623
  American Enterprise Bond Fund                             183,616        1,837,994
  Strategic Growth Fund                                     148,417        1,732,032
  Value Fund                                                177,755        1,724,222
  Money Market Fund                                       1,049,065        1,049,065
  U.S. Government and Mortgage
  Securities Fund                                            90,816          929,953
  S&P 500 Index Fund                                         53,144          401,772
                                                                      --------------
 Total Investment in Atlas Funds (cost: $18,282,284)                      19,745,795
                                                                      --------------
SHORT-TERM INVESTMENTS - .10%
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026 with a value of
  $20,281                                              $     19,864           19,864
                                                                      --------------
 Total Short-Term Investments (cost: $19,864)                                 19,864
                                                                      --------------
TOTAL SECURITIES (COST: $18,302,148) - 98.88%                             19,765,659
OTHER ASSETS AND LIABILITIES, NET - 1.12%                                    224,419
                                                                      --------------
NET ASSETS - 100.00%                                                  $   19,990,078
                                                                      ==============

ATLAS GLOBAL GROWTH FUND

                                                         SHARES OR      VALUE (s)
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
COMMON STOCKS - 92.10%
 Advertising - .77%
  JC Decaux SA (b)                                           32,280   $      526,136
  WPP Group PLC                                              71,400          697,844
 Aerospace & Defense - 3.31%
  Boeing Co. (The)                                           18,300          771,162
  Empresa Brasileira de Aeronautica SA,
  Sponsored ADR (o)                                          51,253        1,795,393
  Lockheed Martin Corp.                                      15,400          791,560
  Northrop Grumman Corp. (o)                                  8,200          783,920
  Raytheon Co.                                               37,700        1,132,508
 Auto Manufacturers - 1.02%
  Porsche AG Preferred                                        2,772        1,635,030
 Banks - 8.98%
  ABN AMRO Holding NV                                        92,300        2,153,304
  Australia & New Zealand Banking
  Group Ltd                                                  53,872          715,914
  Bank One Corp.                                             61,036        2,782,631
  ICICI Bank Ltd., Sponsored ADR                            113,625        1,952,077
  Northern Trust Corp.                                        7,600          352,792
  Resona Holdings, Inc. (b)(o)                              395,000          497,296
  Royal Bank of Scotland Group PLC                           59,537        1,746,225
  Societe Generale - Class A                                 26,170        2,303,889
  Wachovia Corp.                                             38,780        1,806,760
 Beverages - 1.61%
  Companhia de Bebidas das Americas,
  Sponsored ADR (b)                                          36,353          927,365
  Diageo PLC                                                 27,160          355,714

                                                         SHARES OR      VALUE (s)
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  Fomento Economico Mexicano SA                             186,500   $      688,442
  Grupo Modelo SA - Class C                                 250,300          599,187
 Biotechnology - 2.22%
  Affymetrix, Inc. (b)(o)                                    27,200          669,392
  Amgen, Inc. (b)                                            17,560        1,085,208
  Biogen Idec, Inc. (b)                                       3,900          143,442
  Genentech, Inc. (b)                                         4,000          374,280
  Human Genome Sciences, Inc. (b)                            20,200          267,650
  Millennium Pharmaceuticals, Inc. (b)                       18,500          345,395
  Qiagen N.V. (b)                                            53,700          657,799
 Chemicals - .44%
  International Flavors & Fragrances, Inc.                   20,278          708,108
 Commercial Services - .40%
  Rentokil Initial PLC                                      188,711          638,902
 Computers - 3.84%
  Cadence Design Systems, Inc. (b)(o)                       221,841        3,988,701
  International Business Machines Corp.                       7,126          660,438
  Sandisk Corp. (b)                                           2,600          158,964
  Synopsys, Inc. (b)                                         38,796        1,309,753
 Cosmetics & Personal Care - 1.13%
  Gillette Co. (The)                                         33,400        1,226,782
  Shiseido Co. Ltd.                                          47,000          571,118
 Diversified Financial Services - 2.81%
  American Express Co.                                       27,300        1,316,679
  Charles Schwab Corp. (The)                                 58,100          687,904
  Citigroup, Inc.                                            13,266          643,932
  Credit Saison Co. Ltd.                                     31,200          704,131
  MBNA Corp.                                                 27,400          680,890
  MLP AG (b)(o)                                              22,750          443,479
 Electrical Components & Equipment - 1.78%
  Samsung Electronics Co. Ltd.                                4,100        1,551,909
  Sharp Corp.                                                82,000        1,293,127
 Electronics - 1.35%
  Applera Corp. - Applied Biosystems Group                   32,600          675,146
  Keyence Corp.                                               3,310          697,313
  Murata Manufacturing Co. Ltd.                              14,500          782,943
 Engineering & Construction - .29%
  JGC Corp.                                                  33,000          344,064
  Leighton Holdings Ltd.                                     13,575          120,505
 Entertainment - .91%
  International Game Technology Corp.                        40,500        1,445,850
 Food - 1.39%
  Cadbury Schweppes PLC                                     213,652        1,561,848
  Carrefour SA                                               11,840          648,038
 Gas - .49%
  Hong Kong & China Gas                                     515,000          786,057
 Health Care - Products - 1.50%
  Cie Generale D'Optique Essilor
  International SA                                           11,480          591,951
  Johnson & Johnson                                          20,737        1,071,273
  Smith & Nephew PLC                                         87,480          731,470
 Health Care - Services - 1.20%
  Oxford Health Plans, Inc. (b)                              14,000          609,000
  Quest Diagnostics, Inc. (b)                                17,800        1,301,358
 Holding Companies - Diversified - .43%
  Hutchison Whampoa Ltd.                                     93,000          685,783
 Household Products & Wares - 2.28%
  Reckitt Benckiser PLC                                     128,954        2,904,459
  Societe BIC SA                                             15,831          729,497
 Insurance - 4.71%
  ACE Ltd.                                                   32,012   $    1,325,937
  Aegon NV                                                  106,594        1,572,500
  Allianz AG                                                 14,418        1,814,730
  Berkshire Hathaway, Inc. - Class B (b)                        470        1,323,050
  Everest Re Group Ltd.                                       8,200          693,720
  Manulife Financial Corp.                                   24,172          782,305
 Internet - 1.22%
  Symantec Corp. (b)(o)                                       8,600          297,990
  Trend Micro, Inc. (b)                                      34,000          911,592
  Yahoo! Japan Corp. (b)(o)                                      55          738,599
 Media - 8.52%
  Grupo Televisa SA, Sponsored ADR                           26,632        1,061,552
  Pearson PLC                                               127,140        1,409,146
  Reed Elsevier PLC                                         131,217        1,092,503
  Singapore Press Holdings Ltd.                              89,278          993,555
  Sirius Satellite Radio, Inc. (b)                        1,610,486        5,089,136
  Societe Television Francaise 1                             22,750          791,967
  Television Broadcasts Ltd.                                306,022        1,545,138
  Vivendi Universal SA (b)                                   35,330          856,220
  Wolters Kluwer NV                                          47,468          740,257
 Miscellaneous - Manufacturing - .27%
  Bombardier, Inc. - Class B                                102,100          431,898
 Office & Business Equipment - .38%
  Canon, Inc.                                                13,000          604,961
 Oil & Gas - 4.43%
  BP PLC, Sponsored ADR                                      26,460        1,305,801
  Burlington Resources, Inc. (o)                             10,400          575,952
  ChevronTexaco Corp.                                        15,258        1,318,139
  EnCana Corp.                                               23,196          914,853
  ENI-Ente Nazionale Idrocarburi SpA                         35,600          669,794
  Husky Energy, Inc.                                         86,990        1,578,884
  Total SA                                                    3,760          697,020
 Pharmaceuticals - 10.63%
  Aventis SA                                                 17,650        1,163,150
  Chugai Pharmaceutical Co Ltd.                              49,200          707,052
  Eli Lilly & Co.                                            10,400          731,432
  Express Scripts, Inc. (b)(o)                               10,500          697,515
  Fresenius AG Preferred                                     12,166          849,182
  Gilead Sciences, Inc. (b)                                  22,900        1,331,406
  Mylan Labratories, Inc.                                    28,500          719,910
  Novartis AG                                                26,144        1,184,337
  Pfizer, Inc.                                               43,022        1,519,967
  Roche Holding AG                                           20,098        2,022,772
  Sanofi-Synthelabo SA                                       39,269        2,948,383
  Schering-Plough Corp.                                      50,800          883,412
  Shionogi & Co. Ltd.                                        83,000        1,544,978
  Teva Pharmaceutical Industries,
  Sponsored ADR                                              11,300          640,823
 Retail - 4.81%
  Boots Group PLC                                            65,755          809,637
  Circuit City Stores, Inc.                                  83,043          841,226
  Dixons Group PLC                                          578,960        1,433,992
  Gap, Inc. (The)                                            34,100          791,461
  Hennes & Maurtiz AB - Class B                              62,100        1,473,831
  Panera Bread Co. - Class A (b)(o)                           8,000          316,240
  RadioShack Corp.                                           20,800          638,144
  Seven-Eleven Japan Co. Ltd.                                21,000          636,482
  Starbucks Corp. (b)                                        21,900          724,014

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                         SHARES OR      VALUE (s)
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
 Semiconductors - 2.64%
  Advanced Micro Devices, Inc. (b)                          124,400   $    1,853,560
  National Semiconductor Corp. (b)                           36,600        1,442,406
  Novellus Systems, Inc. (b)                                 16,000          672,800
  Nvidia Corp. (b)(o)                                        10,600          246,450
 Software - 2.11%
  BEA Systems, Inc. (b)                                      56,600          696,180
  Electronic Arts, Inc. (b)                                   5,426          259,254
  IMS Health, Inc.                                           34,100          847,726
  Red Hat, Inc. (b)                                          22,600          424,202
  Sybase, Inc. (b)                                           37,136          764,259
  Veritas Software Corp. (b)                                  9,900          367,884
 Telecommunications - 13.10%
  Alcatel SA (b)(o)                                          68,040          873,675
  Amdocs Ltd. (b)(o)                                         26,900          604,712
  Cisco Systems, Inc. (b)                                    34,700          842,863
  France Telecom SA (b)                                      76,514        2,180,523
  JDS Uniphase Corp. (b)                                    293,100        1,069,815
  Juniper Networks Inc. (b)(o)                               20,600          384,808
  KDDI Corp.                                                    681        3,899,412
  Qualcomm, Inc.                                             67,920        3,662,926
  Scientific-Atlanta, Inc.                                   20,460          558,558
  SK Telecom Co. Ltd.                                         2,830          472,656
  SK Telecom Co. Ltd., Sponsored ADR (o)                     23,800          443,870
  Tandberg ASA (b)                                          168,800        1,238,370
  Tele Norte Leste Participacoes SA Preferred            89,137,365        1,400,906
  Telefonaktiebolaget LM Ericsson - Class B (b)             839,900        1,503,756
  Vodafone Group PLC                                        707,440        1,745,913
 Transportation - .37%
  Amadeus Global Travel
  Distribution - Class A (o)                                 92,252          597,507
 U.S. Government & Agency - .36%
  Fannie Mae                                                  7,610          571,207
 Venture Capital - .40%
  3I Group PLC                                               58,240          640,828
                                                                      --------------
 Total Common Stocks (cost: $112,420,391)                                146,843,258
                                                                      --------------
CONVERTIBLE BONDS AND NOTES - .16%
 Biotechnology - .16%
  Nektar Therapeutics, Conv., 3.00% Unsec. Sub.
  Nts., due 06/30/10 (a)                               $    194,000          262,627
                                                                      --------------
 Total Convertible Bonds and Notes (cost: $194,000)                          262,627
                                                                      --------------
SHORT-TERM INVESTMENTS - 12.01%
  Dreyfus Cash Management Plus Fund (p)                $  2,468,617        2,468,617
  Goldman Sachs Financial Square Prime
  Obligations Fund (p)                                 $  5,558,101        5,558,101
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026, with a value of
  $11,348,305                                          $ 11,114,891       11,114,891
                                                                      --------------
 Total Short-Term Investments (cost: $19,141,609)                         19,141,609
                                                                      --------------
TOTAL SECURITIES (COST: $131,756,000) - 104.27%                          166,247,494
OTHER ASSETS AND LIABILITIES, NET - (4.27)%                               (6,804,027)
                                                                      --------------
NET ASSETS - 100.00%                                                  $  159,443,467
                                                                      ==============

ATLAS GROWTH OPPORTUNITIES FUND

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
COMMON STOCKS - 92.36%
 Aerospace & Defense - 3.84%
  Boeing Co. (The)                                           85,700   $    3,611,398
  Raytheon Co.                                              332,900       10,000,316
 Apparel - .53%
  Nike, Inc. - Class B                                       27,600        1,889,496
 Banks - 5.98%
  Bank of America Corp                                       29,900        2,404,857
  Bank of New York Co., Inc. (The)                          124,700        4,130,064
  FleetBoston Financial Corp.                               139,500        6,089,175
  Suntrust Banks, Inc.                                       79,800        5,705,700
  Wells Fargo & Co.                                          48,200        2,838,498
 Beverages - .82%
  Constellation Brands, Inc. (b)                             27,700          912,161
  Pepsico, Inc.                                              42,900        1,999,998
 Biotechnology - 5.34%
  Amgen, Inc. (b)                                           157,900        9,758,220
  Genentech, Inc. (b)                                        92,900        8,692,653
  MedImmune, Inc. (b)                                        18,500          469,900
 Chemicals - 1.57%
  Dow Chemical                                              106,500        4,427,205
  IMC Global, Inc.                                          113,000        1,122,090
 Commercial Services - 3.50%
  Cendant Corp. (b)                                         422,100        9,400,167
  Choicepoint, Inc. (b)                                      61,300        2,334,917
  Service Corp. International (b)                           125,500          676,445
 Computers - 4.52%
  Dell, Inc. (b)                                            225,700        7,664,772
  EMC Corp. (b)                                             146,600        1,894,072
  Hewlett-Packard Co.                                       280,600        6,445,381
 Cosmetics & Personal Care - .48%
  Avon Products, Inc.                                        25,400        1,714,246
 Diversified Financial Services - 6.87%
  American Express Co.                                       65,700        3,168,711
  Citigroup, Inc.                                           184,100        8,936,214
  Franklin Resources, Inc.                                   47,600        2,478,056
  Merrill Lynch & Co., Inc.                                  35,600        2,087,940
  Morgan Stanley                                            132,200        7,650,414
 Electric - 2.34%
  AES Corp. (The)(b)                                        475,300        4,486,832
  Dominion Resources, Inc.                                   26,800        1,710,644
  PG&E Corp. (b)                                             75,600        2,099,412
 Electronics - 1.17%
  Flextronics International Ltd. (b)                        104,100        1,544,844
  Symbol Technologies, Inc.                                 123,800        2,090,982
  Thermo Electron Corp. (b)                                  20,800          524,160
 Forest Products & Paper - 1.62%
  Boise Cascade Corp                                         48,641        1,598,343
  Bowater, Inc.                                              27,700        1,282,787
  Sappi Ltd., Sponsored ADR                                 209,100        2,858,397
 Health Care - Products - 3.18%
  Boston Scientific Corp. (b)                                98,000        3,602,480
  Stryker Corp.                                              40,800        3,468,408
  Varian Medical Systems, Inc. (b)                           60,800        4,201,280
 Health Care - Services - 1.40%
  Aetna, Inc.                                                57,800        3,906,124
  Pacificare Health Systems (b)                              15,500        1,047,800
 Insurance - 5.47%
  American International Group, Inc.                         41,600        2,757,248
  Chubb Corp.                                                60,100        4,092,810

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  Platinum Underwriters Holdings                            107,200   $    3,216,000
  Prudential Financial, Inc                                 148,300        6,194,491
  Radian Group, Inc.                                         64,000        3,120,000
 Internet - 3.50%
  Amazon.Com, Inc. (b)                                       12,500          658,000
  eBay, Inc. (b)                                             12,000          775,080
  Symantec Corp. (b)                                        133,800        4,636,170
  Yahoo!, Inc. (b)                                          140,500        6,346,385
 Leisure Time - .30%
  Harley-Davidson, Inc.                                      22,400        1,064,672
 Media - 7.77%
  Clear Channel Communications, Inc.                         16,200          758,646
  Comcast Corp. - Class A (b)                                34,500        1,134,015
  Cox Communications, Inc. - Class A (b)                     43,400        1,495,130
  EchoStar Communications
  Corp. - Class A (b)                                        96,700        3,287,800
  Liberty Media Corp. - Class A (b)                         853,900       10,152,871
  UnitedGlobalCom, Inc. - Class A (b)(o)                    753,810        6,392,309
  Univision Communications - Class A (b)                    108,100        4,290,489
 Miscellaneous - Manufacturing - 2.98%
  General Electric Co.                                      198,200        6,140,236
  Tyco International Ltd.                                   167,100        4,428,150
 Oil & Gas - 3.62%
  BP PLC, Sponsored ADR                                     200,500        9,894,675
  Lukoil, Sponsored ADR (o)                                  14,000        1,302,000
  Talisman Energy, Inc.                                       7,800          441,480
  Yukos, ADR                                                 27,500        1,171,500
 Oil & Gas Services - .52%
  Halliburton Co.                                            70,800        1,840,800
 Packaging & Containers - .31%
  Smurfit-Stone Container Corp.                              58,200        1,080,774
 Pharmaceuticals - 6.40%
  Eli Lilly & Co.                                            31,000        2,180,230
  Gilead Sciences, Inc. (b)                                 125,000        7,267,500
  Pfizer, Inc.                                              169,200        5,977,836
  Schering-Plough Corp.                                     208,400        3,624,076
  Teva Pharmaceutical Industries,
  Sponsored ADR (o)                                          64,000        3,629,440
 Pipelines - .62%
  Equitable Resources, Inc.                                  39,100        1,678,172
  Kinder Morgan, Inc.                                         8,600          508,260
 Retail - 6.15%
  Costco Wholesale Corp. (b)                                161,400        6,000,852
  Gap, Inc. (The)                                            45,000        1,044,450
  McDonald's Corp.                                          172,500        4,283,175
  Staples, Inc. (b)                                         111,400        3,041,220
  Target Corp.                                               62,000        2,380,800
  Wal-Mart Stores, Inc.                                      75,500        4,005,275
  Walgreen Co.                                               28,400        1,033,192
 Semiconductors - 1.64%
  Brooks Automation, Inc. (b)                                39,900          964,383
  Intel Corp.                                               117,100        3,770,620
  Texas Instruments, Inc.                                    36,000        1,057,680
 Software - 4.75%
  Compuware Corp. (b)                                       343,200        2,072,928
  Microsoft Corp.                                           293,900        8,094,006
  Oracle Corp. (b)                                          303,000        3,999,600
  Veritas Software Corp. (b)                                 72,000        2,675,520
 Telecommunications - 5.12%
  AT&T Corp.                                                104,500        2,121,350
  Cisco Systems, Inc. (b)                                    94,700   $    2,300,263
  IDT Corp. - Class B (b)(o)                                174,000        4,024,620
  Qualcomm, Inc.                                             50,800        2,739,644
  Scientific-Atlanta, Inc.                                   86,000        2,347,800
  Verizon Communications, Inc.                               56,800        1,992,544
  Vodafone Group PLC, Sponsored ADR                         103,800        2,599,152
 Transportation - .05%
  CNF, Inc.                                                   5,400          183,060
                                                                      --------------
 Total Common Stocks (cost: $275,055,050)                                327,194,938
                                                                      --------------
OTHER SECURITIES - 1.92%
  NASDAQ-100 Index Tracking Stock (b)(o)                    187,000        6,810,540
                                                                      --------------
 Total Other Securities (cost: $4,643,737)                                 6,810,540
                                                                      --------------
SHORT-TERM INVESTMENTS - 10.95%
  Dreyfus Cash Management Plus Fund (p)                $  6,120,175        6,120,175
  Goldman Sachs Financial Square
  Prime Obligations Fund (p)                           $ 13,779,597       13,779,597
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026 with a value of
  $19,268,600                                          $ 18,872,287       18,872,287
                                                                      --------------
 Total Short-Term Investments (cost: $38,772,059)                         38,772,059
                                                                      --------------
TOTAL SECURITIES (COST: $318,470,846) - 105.23%                          372,777,537
OTHER ASSETS AND LIABILITIES, NET - (5.23)%                              (18,519,689)
                                                                      --------------
NET ASSETS - 100.00%                                                  $  354,257,848
                                                                      ==============

ATLAS STRATEGIC GROWTH FUND

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
COMMON STOCKS - 95.80%
 Apparel - 2.82%
  Liz Claiborne, Inc.                                        61,410   $    2,177,599
 Banks - 5.48%
  Charter One Financial, Inc.                                56,440        1,950,002
  Wells Fargo & Co.                                          38,700        2,279,043
 Commercial Services - 2.91%
  Hewitt Associates, Inc. - Class A (b)                      75,230        2,249,377
 Diversified Financial Services - 5.02%
  MBNA Corp.                                                 86,950        2,160,707
  Morgan Stanley                                             29,725        1,720,186
 Environmental Control - 3.21%
  Waste Management, Inc.                                     83,840        2,481,664
 Food - 5.95%
  Del Monte Foods Co. (b)                                   220,115        2,289,196
  Kraft Foods, Inc. - Class A                                71,630        2,307,919
 Health Care - Products - 3.53%
  Johnson & Johnson                                          52,750        2,725,065
 Home Furnishings - 2.00%
  Ethan Allen Interiors, Inc.                                36,870        1,544,116
 Insurance - 19.12%
  American International Group, Inc.                         33,000        2,187,240
  Berkshire Hathaway, Inc. - Class B (b)                        974        2,741,810
  Markel Corp. (b)                                            9,525        2,414,683
  Odyssey Re Holdings Corp. (o)                             108,115        2,437,993
  White Mountains Insurance Group Ltd. (o)                    5,350        2,460,732

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  Willis Group Holdings Ltd.                                 74,150   $    2,526,290
 Internet - 2.60%
  InterActiveCorp (b)                                        59,285        2,011,540
 Media - 10.87%
  Comcast Corp. - Class A (b)                                52,195        1,632,660
  Liberty Media Corp. - Class A (b)                         233,031        2,770,739
  Scripps Co. (E.W.) - Class A                               20,340        1,914,808
  Viacom, Inc. - Class B (o)                                 46,755        2,074,987
 Miscellaneous - Manufacturing - 2.31%
  Dover Corp.                                                44,815        1,781,396
 Pharmaceuticals - 4.86%
  Merck & Co., Inc.                                          26,755        1,236,081
  Pfizer, Inc.                                               71,170        2,514,436
 Retail - 9.45%
  Costco Wholesale Corp. (b)                                 66,595        2,476,002
  McDonald's Corp.                                           60,360        1,498,739
  Office Depot, Inc. (b)                                    101,025        1,688,128
  Walgreen Co.                                               45,000        1,637,100
 Software - 5.86%
  First Data Corp.                                           65,070        2,673,726
  Microsoft Corp.                                            67,180        1,850,137
 Telecommunications - 2.33%
  Nokia OYJ, Sponsored ADR                                  105,920        1,800,640
 Textiles - 2.71%
  Mohawk Industries, Inc. (b)                                29,615        2,089,042
 Transportation - 2.24%
  Expeditors International of  Washington, Inc.              45,890        1,728,217
 U.S. Government & Agency - 2.53%
  Freddie Mac                                                33,550        1,956,636
                                                                      --------------
 Total Common Stocks (cost: $64,643,923)                                  73,988,636
                                                                      --------------
SHORT-TERM INVESTMENTS - 10.54%
  Dreyfus Cash Management Plus Fund (p)                $  1,508,156        1,508,156
  Goldman Sachs Financial Square
  Prime Obligations Fund (p)                           $  3,395,619        3,395,619
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026 with a value of
  $3,306,759                                           $  3,238,741        3,238,741
                                                                      --------------
 Total Short-Term Investments (cost: $8,142,516)                           8,142,516
                                                                      --------------
TOTAL SECURITIES (COST: $72,786,439) - 106.34%                            82,131,152
OTHER ASSETS AND LIABILITIES, NET - (6.34)%                               (4,896,117)
                                                                      --------------
NET ASSETS - 100.00%                                                  $   77,235,035
                                                                      ==============

ATLAS VALUE FUND

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
COMMON STOCKS - 94.29%
 Auto Manufacturers - .77%
  General Motors Corp.                                        1,700   $       90,780
 Banks - 3.69%
  KeyCorp                                                     3,100           90,892
  PNC Financial Services Group, Inc.                          1,700           93,041
  U.S. Bancorp                                                1,700           50,626
  Wells Fargo & Co                                            3,400          200,226
 Chemicals - 1.48%
  EI Du Pont de Nemours & Co.                                 3,800   $      174,382
 Computers - 1.96%
  International Business Machines Corp.                       2,500          231,700
 Diversified Financial Services - 4.63%
  Citigroup, Inc.                                             5,000          242,700
  JP Morgan Chase & Co.                                       5,000          183,650
  St. Joe Co. (The)                                           3,200          119,328
 Electric - 1.31%
  Pepco Holdings, Inc                                         4,000           78,160
  Progress Energy, Inc.                                       1,700           76,942
 Electrical Components & Equipment - 1.10%
  Emerson Electric Co.                                        2,000          129,500
 Food - 8.99%
  Albertson's, Inc.                                           7,700          174,405
  ConAgra Foods, Inc.                                        11,700          308,763
  H.J. Heinz Co.                                              3,800          138,434
  Kraft Foods, Inc. - Class A                                 5,000          161,100
  Safeway, Inc. (b)                                           2,600           56,966
  Sara Lee Corp.                                             10,200          221,442
 Forest Products & Paper - 3.93%
  International Paper Co.                                     5,400          232,794
  Weyerhaeuser Co.                                            3,600          230,400
 Health Care - Products - 4.07%
  Baxter International, Inc.                                  9,800          299,096
  Johnson & Johnson                                           3,500          180,810
 Health Care - Services - 4.68%
  HCA, Inc.                                                   6,200          266,352
  Tenet Healthcare Corp. (b)                                 17,800          285,690
 Insurance - 4.28%
  American International Group, Inc.                          2,700          178,956
  Jefferson-Pilot Corp.                                       2,100          106,365
  Lincoln National Corp.                                      2,600          104,962
  St. Paul Companies                                          2,900          114,985
 Iron & Steel - .99%
  Newmont Mining Corp.                                        2,400          116,664
 Machinery - Construction & Mining - .96%
  Newell Rubbermaid, Inc.                                     5,000          113,850
 Media - .45%
  Viacom, Inc. - Class A                                      1,200           53,124
 Miscellaneous - Manufacturing - 4.07%
  Eastman Kodak Co.                                           4,600          118,082
  General Electric Co.                                       11,700          362,466
 Oil & Gas - 13.80%
  Anadarko Petroleum Corp.                                    7,700          392,777
  Burlington Resources, Inc.                                  2,000          110,760
  ChevronTexaco Corp.                                         1,800          155,502
  ConocoPhillips                                              1,600          104,912
  Exxon Mobil Corp.                                           9,200          377,200
  GlobalSantaFe Corp.                                         5,900          146,497
  Kerr-McGee Corp.                                            2,400          111,576
  Transocean, Inc. (b)                                        4,700          112,847
  Valero Energy Corp.                                         2,500          115,850
 Pharmaceuticals - 11.07%
  Bristol-Myers Squibb Co.                                    7,500          214,500
  King Pharmaceuticals, Inc. (b)                              7,800          119,028
  Merck & Co., Inc.                                           5,600          258,720
  Pfizer, Inc.                                               13,100          462,823
  Wyeth Corp.                                                 5,900          250,455

                                                         SHARES OR        VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
 REITS - 1.86%
  American Financial Realty Trust REIT                       12,900   $      219,945
 Savings & Loans - 1.02%
  Washington Mutual, Inc.                                     3,000          120,360
 Software - 5.42%
  Automatic Data Processing, Inc.                             5,000          198,050
  First Data Corp.                                            5,500          225,995
  Microsoft Corp.                                             4,000          110,160
  Oracle Corp. (b)                                            8,000          105,600
 Telecommunications - 4.69%
  AT&T Corp.                                                  8,000          162,400
  SBC Communications, Inc.                                   15,000          391,050
 Transportation - 3.42%
  Burlington Northern Santa Fe                                5,300          171,455
  Norfolk Southern Corp.                                      9,800          231,770
 U.S. Government & Agency - 5.65%
  Fannie Mae                                                  4,600          345,276
  Freddie Mac                                                 5,500          320,760
                                                                      --------------
 Total Common Stocks (cost: $10,093,479)                                  11,123,901
                                                                      --------------
SHORT-TERM INVESTMENTS - 5.38%
  Triparty Repurchase Agreement dated
  December 31, 2003 with Investors Bank &
  Trust Co., effective yield of .70%, due
  January 2, 2004, collateralized by
  U.S. Treasury Bonds, 5.18%,
  February 15, 2026 with a value of
  $648,521                                             $    635,183          635,183
                                                                      --------------
 Total Short-Term Investments (cost: $635,183)                               635,183
                                                                      --------------
TOTAL SECURITIES (COST: $10,728,662) - 99.67%                             11,759,084
OTHER ASSETS AND LIABILITIES, NET - .33%                                      39,015
                                                                      --------------
NET ASSETS - 100.00%                                                  $   11,798,099
                                                                      ==============

ATLAS AMERICAN ENTERPRISE BOND FUND

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
MORTGAGE-BACKED OBLIGATIONS - 15.12%
 Government-Sponsored Enterprises - 15.12%
  Fannie Mae,
   5.00% due 02/01/18                                  $    288,088   $      294,199
   5.50% due 10/01/16-11/01/17                              713,041          739,736
   6.00% due 09/01/32-11/01/32                              211,387          218,597
   6.50% due 08/01/32                                       231,705          242,337
  Freddie Mac,
   5.00% due 08/01/18                                       479,925          489,507
   5.50% due 02/01/17-11/01/17                              812,283          842,384
   6.50% due 02/01/33                                       233,803          244,912
                                                                      --------------
 Total Mortgage-Backed Obligations (cost: $3,071,270)                      3,071,672
                                                                      --------------
GOVERNMENT-SPONSORED ENTERPRISES
(NON-MORTGAGE-BACKED) - 11.84%
  Fannie Mae,
   3.10% due 07/28/08                                       400,000          389,406
   5.25% due 04/15/07                                       225,000          242,183
   6.00% due 12/15/05                                       750,000          807,658
  Freddie Mac,
   4.25% due 06/15/05                                       225,000          233,550
   4.875% due 03/15/07                                      225,000          239,515
   5.75% due 04/15/08                                       450,000          494,095
                                                                      --------------
 Total Government-Sponsored Enterprises
 (Non-Mortgage-Backed) (cost: $2,415,920)                                  2,406,407
                                                                      --------------
U.S. GOVERNMENT OBLIGATIONS - 3.91%
  U.S. Treasury Note, 4.625% due 05/15/06              $    750,000   $      794,883
                                                                      --------------
 Total U.S. Government Obligations (cost: $801,878)                          794,883
                                                                      --------------
CORPORATE BONDS AND NOTES - 64.71%
 Auto Manufacturers - 2.20%
  DaimlerChrysler North America Holding
  Corp., 7.20% Unsec. Nts., due 09/01/09                    400,000          446,710
 Banks - 4.34%
  Nations Bank Corp., 7.50% Unsec. Sub. Nts.,
  due 09/15/06                                              400,000          448,877
  Wells Fargo & Co., 5.90% Nts., due 05/21/06               400,000          432,466
 Building Materials - 1.78%
  American Standard, Inc.,
   7.375% Sr. Unsec. Nts., due 02/01/08                     275,000          303,875
   7.625% Sr. Unsec. Nts., due 02/15/10                      50,000           56,750
 Chemicals - 1.83%
  Chevron Phillips Chemical Co. LLC, 5.375%
  Sr. Unsec. Nts., due 06/15/07                             350,000          372,634
 Commercial Services - 1.83%
  Equifax, Inc., 6.30% Nts., due 07/01/05                   350,000          371,714
 Computers - 6.33%
  Computer Sciences Corp., 7.50% Unsec.
  Unsub. Nts., due 08/08/05                                 398,000          432,385
  International Business Machines Corp., 4.875%
  Sr. Unsec. Nts., due 10/01/06                             400,000          425,058
  Lexmark International, Inc., 6.75% Sr. Unsec.
  Unsub. Nts., due 05/15/08                                 395,000          427,760
 Diversified Financial Services - 18.42%
  CIT Group, Inc., 7.625% Sr. Unsec. Unsub.
  Nts., due 08/16/05                                        250,000          271,570
  Citigroup, Inc., 5.75% Sr. Unsec. Nts., due
  05/10/06                                                  450,000          484,303
  Countrywide Home Loans, Inc., 5.50%
  Medium-Term Nts., Series K, due 02/01/07                  450,000          482,173
  Ford Motor Credit Co., 6.875% Unsec. Nts.,
  due 02/01/06                                              350,000          373,558
  General Motors Acceptance Corp., 7.50% Nts.,
  due 07/15/05                                              400,000          429,882
  Goldman Sachs Group, Inc., 7.35% Nts.,
  Series B, due 10/01/09                                    300,000          349,882
  Household Finance Corp., 7.875% Sr. Unsec.
  Nts., due 03/01/07                                        415,000          474,252
  International Lease Finance Corp., 5.75%
  Unsec. Nts., due 10/15/06                                 450,000          484,151
  Morgan Stanley Group, Inc., 6.875% Sr. Unsec.
  Unsub. Nts., due 03/01/07                                 350,000          393,846
 Electric - 3.33%
  Wisconsin Power & Light Co., 7.625% Unsec.
  Nts., due 03/01/10                                        140,000          162,204
  WPS Resources Corp., 7.00% Sr. Unsec.
  Unsub. Nts., due 11/01/09                                 450,000          514,768
 Food - 4.23%
  Kraft Foods, Inc., 4.625% Nts., due 11/01/06              450,000          469,588
  Safeway, Inc., 7.00% Sr. Unsec. Nts., due
  09/15/07                                                  350,000          390,496

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
 Insurance - 5.88%
  Harleysville Group, 5.75% Nts., due 07/15/13         $    250,000   $      235,740
  Markel Corp., 6.80% Sr. Nts., due 02/15/13                450,000          474,523
  MGIC Investment Corp., 6.00% Sr. Unsec.
  Nts., due 03/15/07                                        450,000          483,722
 Oil & Gas - 2.48%
  Marathon Oil Corp., 5.375% Unsec. Nts., due
  06/01/07                                                  390,000          417,389
  Occidental Petroleum Corp., 7.375% Sr. Unsec.
  Nts., due 11/15/08                                         75,000           86,518
 Pharmaceuticals - 3.51%
  AmerisourceBergen Corp., 8.125% Sr. Nts., due
  09/01/08                                                  300,000          338,250
  Watson Pharmaceuticals, Inc., 7.125% Sr. Unsec.
  Nts., due 05/15/08                                        350,000          375,661
 Retail - 1.96%
  Tricon Global Restaurants, Inc., 7.65% Sr. Nts.,
  due 05/15/08                                              350,000          397,250
 Semiconductors - 2.38%
  Texas Instruments Corp., 6.125% Unsec. Nts.,
  due 02/01/06                                              450,000          483,934
 Telecommunications - 4.21%
  SBC Communications, Inc., 5.75% Sr. Unsec.
  Nts., due 05/02/06                                        350,000          375,560
  Sprint Capital Corp., 6.125% Sr. Unsec. Unsub.
  Nts., due 11/15/08                                        450,000          479,644
                                                                      --------------
 Total Corporate Bonds and Notes (cost: $13,201,613)                      13,147,093
                                                                      --------------
TOTAL SECURITIES (COST: $19,490,681) - 95.58%                             19,420,055
OTHER ASSETS AND LIABILITIES, NET - 4.42%                                    898,280
                                                                      --------------
NET ASSETS - 100.00%                                                  $   20,318,335
                                                                      ==============

ATLAS CALIFORNIA MUNICIPAL BOND FUND

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
FIXED RATE BONDS AND NOTES - 86.36%
  A B C Unified School District, Capital
   Appropriation, FGIC Insured, Series B,
   0.00% due 08/01/23                                  $  2,000,000   $      736,620
  Abag Financing Authority For Nonprofit
   Corps., Schools of Sacred Heart, Series A,
   6.15% due 06/01/15                                     1,000,000        1,084,350
   6.45% due 06/01/30                                     2,600,000        2,779,296
  Anaheim Public Financing Authority, Lease
   Revenue Public Improvements Project,
   Series A, FSA Insured, 5.00% due 03/01/37              6,000,000        6,089,760
  Bay Area Toll Authority, San Francisco
   Bay Area, Series D, 5.00% due 04/01/16                 1,000,000        1,077,930
  Beverly Hills Unified School
   District Refunding,
   5.50% due 05/01/17                                     1,000,000        1,161,670
   5.50% due 05/01/18                                       990,000        1,148,400
   5.50% due 05/01/20                                       765,000          884,600
  Burbank, Glendale, Pasadena Airport Authority,
   Airport Revenue Refunding, AMBAC
   Insured, 6.40% due 06/01/10                            2,000,000        2,008,620
  Capistrano, Unified School District, School
   Facilities Improvement District No. 1,
   Series C, FSA Insured, 5.50% due 08/01/22              1,215,000        1,332,940
  Centinella Valley, Unified School District
   Refunding, Series A, MBIA Insured, 5.25%
   due 08/01/31                                        $  1,000,000   $    1,099,960
  Central Coast Water Authority, Revenue
   Refunding, State Water Project, Regional
   Facilities, Series A, AMBAC Insured, 5.00%
   due 10/01/22                                           3,250,000        3,403,562
  Chaffey Community College District, Series A,
   FSA Insured, 5.25% due 07/01/17                        1,605,000        1,775,724
  Contra Costa Water District, Water Treatment
   Revenue Refunding, Series G, MBIA Insured,
   5.90% due 10/01/08                                     3,600,000        3,802,176
  East Bay Municipal Utility District, Water
   System Revenue, MBIA Insured,5.00% due
   06/01/26                                               3,000,000        3,074,580
  Elk Grove Unified School District, Special Tax
   Refunding, Community Facilities District 1,
   AMBAC Insured, 6.50% due 12/01/24                      1,500,000        1,891,920
  Foothill/Eastern Corridor Agency,
   Toll Road Revenue,
   5.75% due 01/15/40                                     7,345,000        7,510,630
   MBIA Insured, 0.00% due 01/15/20                       3,000,000        2,540,010
  Kern High School District Refunding,
   Series 1990-C, MBIA Insured, 6.25% due
   08/01/12                                               1,200,000        1,466,820
  LA Quinta, Redevelopment Agency, Tax
   Allocation, Project Area #1, AMBAC
   Insured, 5.00% due 09/01/21                            1,000,000        1,052,410
  Lodi Unified School District, MBIA Insured,
   5.00% due 08/01/19                                     2,990,000        3,178,519
   5.00% due 08/01/22                                     4,195,000        4,388,431
  Long Beach Harbor Revenue, MBIA Insured,
   AMT, 5.25% due 05/15/25                                2,000,000        2,031,320
  Long Beach Unified School District,
   Election 1999, Series C, MBIA Insured,
   5.00% due 08/01/21                                     2,245,000        2,371,865
  Los Angeles, COP, Sonnenblick Del Rio,
   AMBAC Insured, 6.00% due 11/01/19                      2,000,000        2,336,480
  Los Angeles, Department of Water and
   Power Waterworks Revenue, Series A,
   5.125% due 07/01/41                                    6,500,000        6,631,365
  Los Angeles, Harbor Development Revenue,
   7.60% due 10/01/18                                       140,000          178,219
  Los Angeles, Unified School District, Series A,
   MBIA Insured, 5.375% due 07/01/18                      1,000,000        1,115,320
  Los Angeles, Wastewater System Revenue
   Refunding, Series A, MBIA Insured, 5.875%
   due 06/01/24                                           2,250,000        2,340,270
  Los Banos Unified School District, Election
   of 1995, FGIC Insured, 5.00% due 08/01/25              1,005,000        1,033,924
  Manhattan Beach Unified School District,
   Series A, FGIC Insured, 0.00% due
   09/01/16                                               2,690,000        1,523,347
  Maritime Infrastructure Authority, Airport
   Revenue, San Diego University, Port District
   Airport, AMBAC Insured, AMT, 5.00%
   due 11/01/20                                           9,500,000        9,638,225
  Modesto High School District, Stanislaus
   County, Capital Appropriation, Series A,
   FGIC Insured, 0.00% due 08/01/26                       4,000,000        1,224,800

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  Modesto Irrigation District COP, Refunding
   and Capital Improvement, Series B, 5.30%
   due 07/01/22                                        $  2,865,000   $    2,866,633
  Mt. Diablo Unified School District, FSA
   Insured, 5.00% due 08/01/24                            1,000,000        1,033,080
  Natomas Unified School District, 1999
   Refunding, MBIA Insured, 5.95%
   due 09/01/21                                           1,000,000        1,199,640
  North Orange County, Community College
   District, Election of 2002, Series B, FGIC
   Insured, 5.00% due 08/01/20                            1,000,000        1,060,730
  Northern California Power Agency Public
   Power Revenue Refunding, Hydroelectric
   Project 1, Series A, AMBAC Insured, 7.50%
   due 07/01/23                                              50,000           68,259
  Oakland Building Authority Lease Revenue,
   Elihu M. Harris, Series A, AMBAC Insured,
   5.00% due 04/01/23                                     2,330,000        2,396,475
  Pacifica, COP, Street Improvement Project,
   AMBAC Insured, 5.875% due 11/01/29                     1,105,000        1,260,054
  Palo Alto Unified School District, Series B,
   5.375% due 08/01/18                                    1,250,000        1,366,162
  Pasadena, Electric Revenue, MBIA Insured,
   5.00% due 06/01/19                                     4,625,000        4,911,842
  Pomona Unified School District, Series C,
   FGIC Insured, 6.00% due 08/01/25                         500,000          579,985
  Puerto Rico Commonwealth,
   Public Improvement,
   5.00% due 07/01/27                                     1,000,000        1,125,190
   FSA Insured, 5.125% due 07/01/30                       2,000,000        2,081,800
   Series A, MBIA Insured, 5.50% due 07/01/13             1,000,000        1,171,040
   Series A, MBIA Insured, 5.50% due 07/01/14             1,000,000        1,173,510
   Series C, 6.00% due 07/01/13                           2,000,000        2,243,200
  Puerto Rico Public Buildings Authority,
   Guaranteed Revenue,
   Series D, 5.375% due 07/01/33                          4,500,000        4,704,435
   Series H, FGIC Insured, 5.25% due 07/01/13               890,000        1,024,274
  Puerto Rico, Electric Power Authority,
   Power Revenue,
   Series II, FSA Insured, 5.125% due 07/01/26            3,000,000        3,160,980
   Series KK, FSA Insured, 5.50% due 07/01/15             1,000,000        1,172,480
  Puerto Rico, Electric Power Authority, Power
   Revenue Refunding, Series Z,
   5.25% due 07/01/21                                     2,000,000        2,078,700
  Puerto Rico, Highway and Transportation
   Authority, Transportation Revenue, Series A,
   5.00% due 07/01/38                                     3,500,000        3,525,095
  Puerto Rico, Infrastructure Financing
   Authority, Series A, 5.50% due 10/01/32                1,000,000        1,088,740
  Puerto Rico, Public Finance Corp.,
   Commonwealth Appropriation,
   Series A, MBIA Insured, 5.50% due 08/01/15             3,000,000        3,411,480
   Series E, 5.50% due 08/01/29                           2,250,000        2,374,447
  Rowland Unified School District,
   Election of 2000, Series B, MBIA Insured,
   5.25% due 08/01/23                                     2,115,000        2,264,509
  Sacramento Municipal Utility Distict, Series K,
   AMBAC Insured, 5.75% due 07/01/18                      2,350,000        2,784,891
  Sacramento Sanitation District Financing
   Authority Revenue, AMBAC Insured,
   5.00% due 12/01/27                                  $  1,250,000   $    1,279,488
  Salinas Unified High School District, Series A,
   MBIA Insured, 5.375% due 06/01/22                      2,830,000        3,079,351
  San Bernardino County, COP, Medical
   Center Financing Project, MBIA Insured,
   5.00% due 08/01/28                                     1,500,000        1,515,840
  San Diego Unified School District, Election
   of 1998, Series D, FGIC Insured,
   5.25% due 07/01/25                                     3,260,000        3,458,208
  San Diego, COP, 5.25% due 10/01/28                      1,000,000        1,030,720
  San Diego, Public Safety Communication
   Project, 6.50% due 07/15/09                            1,525,000        1,833,950
  San Francisco City and County Airport
   Commission, International Airport Revenue,
   Issue 23B, Second Series, FGIC Insured,
   5.00% due 05/01/24                                     3,000,000        3,086,970
  San Francisco City and County, COP,
   San Bruno Jail #3, AMBAC Insured,
   5.25% due 10/01/33                                     4,000,000        4,217,720
  San Joaquin Hills Transportation Corridor
   Agency, Toll Road Revenue,
   7.40% due 01/01/07                                     1,000,000        1,164,240
   7.50% due 01/01/09                                     1,000,000        1,225,410
  San Jose Library, Parks and Public Safety
   Projects, 5.00% due 09/01/21                           3,830,000        4,036,207
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area Redevelopment
   Project Refunding, MBIA Insured,
   5.00% due 08/01/20                                     2,500,000        2,555,975
  San Jose Unified School District, Santa Clara
   County, Series A, FSA Insured,
   5.00% due 08/01/21                                     1,745,000        1,838,235
  San Jose, Unified School District, Santa Clara
   County, Series A, FSA Insured,
   5.00% due 08/01/22                                     3,700,000        3,870,607
  San Mateo County, Joint Powers Authority,
   Lease Revenue Capital Projects, Series A,
   FSA Insured, 5.125% due 07/15/32                       2,145,000        2,201,220
  Sanger Unified School District, MBIA Insured,
   5.60% due 08/01/23                                     2,530,000        2,914,788
  Santa Ana, Unified School District,
   MBIA Insured, 5.375% due 08/01/19                      1,065,000        1,168,561
  Santa Barbara, Revenue COP, Retirement
   Services, 5.75% due 08/01/20                           2,000,000        2,193,780
  Santa Clara Valley Transportation Authority,
   Sales Tax Revenue, MBIA Insured, Series A,
   5.00% due 06/01/18                                     2,000,000        2,127,020
  Santa Clara, Unified School District,
   Election of 1997, MBIA Insured,
   5.00% due 07/01/21                                     1,795,000        1,890,207
  Santa Margarita, Dana Point Authority
   Revenue Refunding, Improvement Districts 3,
   3A, 4 and 4A, Series B, MBIA Insured,
   7.25% due 08/01/07                                       500,000          591,715
   7.25% due 08/01/13                                     2,000,000        2,609,520
  South Whittier, Elementary School District,
   Capital Appropriation, Series A, FGIC Insured,
   0.00% due 08/01/13                                       500,000          339,460

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
   0.00% due 08/01/14                                  $    250,000   $      160,193
  State Department of Veteran Affairs, Home
   Purchase Revenue, Series A, AMBAC Insured,
   5.35% due 12/01/27                                     2,000,000        2,086,780
  State Department of Water Resources,
   Power Supply Revenue,
   5.375% due 05/01/22                                    4,500,000        4,668,480
   Series W, FSA Insured, 5.125% due 12/01/29             2,000,000        2,067,600
  State Educational Facilities Authority Revenue
   Refunding,
   California Institue of Technology, 5.00% due
   10/01/32                                               1,000,000        1,023,990
   College of Arts, 5.75% due 06/01/25                    2,000,000        2,048,340
   Dominican University, 5.75% due 12/01/30               1,000,000        1,037,920
   Loyola Marymount University, MBIA
   Insured, 5.00% due 10/01/22                              700,000          733,075
   Pepperdine University, 5.75% due 09/15/30              2,000,000        2,210,140
   Pepperdine University, MBIA Insured,
   6.10% due 03/15/14                                     2,595,000        2,673,758
   Santa Clara University, MBIA Insured,
   5.00% due 09/01/23                                     3,750,000        4,028,438
   Scripps College, 5.00% due 08/01/31                      500,000          504,060
   Stanford University, Series R, 5.00% due
   11/01/21                                               2,000,000        2,112,580
   University of Southern California, Series C,
   5.125% due 10/01/28                                    2,695,000        2,761,486
  State Health Facilities Financing Authority
   Revenue Refunding, Scripps Health, Series A,
   MBIA Insured, 5.00% due 10/01/22                         500,000          515,680
  State Health Facilities Financing Authority
   Revenue Refunding, Stanford Health Care,
   Series A, FSA Insured,
   5.00% due 11/15/23                                     2,000,000        2,016,960
   5.00% due 11/15/28                                     1,000,000        1,015,040
   5.00% due 03/01/33                                     3,000,000        2,841,360
  State Housing Finance Agency Revenue Home
   Mortgage, Multi-Family Program,
   Series B, AMBAC Insured, AMT, 5.25%
   due 02/01/28                                             875,000          878,019
   Series B, AMBAC Insured, AMT, 6.05%
   due 08/01/16                                           2,000,000        2,100,940
   Series F, MBIA Insured, AMT, 6.10%
   due 08/01/15                                           1,000,000        1,034,430
   Series H, AMT, 6.15% due 08/01/16                      1,920,000        2,009,741
   Series I, MBIA Insured, AMT, 5.65%
   due 08/01/17                                           1,400,000        1,468,236
   Series K, MBIA Insured, 6.15% due 08/01/16             3,000,000        3,161,490
   Series L, MBIA Insured, AMT, 5.55%
   due 08/01/05                                             300,000          313,149
   Series Q, MBIA Insured, 5.85% due 08/01/16             1,000,000        1,056,040
  State Infrastructure & Economic Development
   Bank, Revenue,
   J. David Gladstone Institute Project, 5.25%
   due 10/01/34                                           3,000,000        3,058,770
   Kaiser Hospital, Assistance I-Limited Liablity
   Co., Series A, 5.55% due 08/01/31                      3,500,000        3,622,360
   YMCA, Metropolitan Los Angeles Project,
   AMBAC Insured, 5.25% due 02/01/26                      2,000,000        2,114,580
  State Pollution Control Financing Authority,
   Pollution Control Revenue, Pacific Gas &
   Electric Co., Series B, MBIA Insured, AMT,
   5.85% due 12/01/23                                  $  1,800,000   $    1,842,282
  State Pollution Control Financing Authority,
   Solid Waste Disposal Revenue, Waste
   Management, Inc. Project, Series C, AMT,
   4.85% due 12/01/27                                     1,000,000        1,060,070
  State Public Works Board, Department of
   Corrections, Series C, 5.50% due 06/01/23              1,000,000        1,033,140
  State Public Works Board, Lease Revenue,
   Various Univeristy of California Projects,
   Series C, AMBAC Insured, 5.125%
   due 09/01/22                                           1,475,000        1,554,134
  State Rural Home Mortgage Finance Authority,
   Single Family Revenue Refunding, Series C,
   AMT, 7.50% due 08/01/27                                  210,000          225,137
  State, General Obligation,
   5.00% due 02/01/17                                       500,000          517,300
   5.00% due 02/01/32                                     2,500,000        2,436,575
   5.25% due 02/01/28                                     5,000,000        5,023,950
   5.50% due 06/01/25                                     1,590,000        1,616,537
   Series BH, AMT, 5.60% due 12/01/32                     1,000,000        1,005,710
  Statewide Communities Development
   Authority, California Endowment,
   5.00% due 07/01/33                                     3,000,000        3,082,230
   COP, 6.00% due 08/01/28                                2,000,000        2,082,480
   Memorial Health Services, Series A,
   5.50% due 10/01/33                                     2,000,000        2,025,860
  Statewide Communities Development
   Authority, Multi-Family Revenue,
   Archstone/LeClub-G, 5.30% due 06/01/29                 2,000,000        2,130,060
   Residential-B, 5.20% due 12/01/29                      2,500,000        2,704,600
  Statewide Communities Development
   Authority, Solid Waste Disposal Facilities
   Revenue, Waste Management, Inc. Project,
   AMT, 4.95% due 04/01/11                                1,000,000        1,007,140
  Stockton Health Facilities Revenue, Dameron
   Hospital, Series A, 5.70% due 12/01/14                   200,000          210,640
  Turlock Irrigation District Revenue Refunding,
   Series A, MBIA Insured, 6.00% due 01/01/10               500,000          588,110
  University of Calfornina, Multi-Purpose
   Projects, Series M, FGIC Insured, 5.125% due
   09/01/21                                               5,440,000        5,809,757
  University of Puerto Rico University System
   Revenue Bonds, COP, Series O,
   MBIA Insured, 5.375% due 06/01/30                      1,000,000        1,048,360
  Upland, COP, San Antonio Community
   Hospital, 5.00% due 01/01/18                           2,745,000        2,747,580
  Upland, Unified School District, Capital
   Appropriation, Election of 2000, FSA Insured,
   5.125% due 08/01/25                                    1,000,000        1,043,430
  Vallejo Revenue Water Improvement Project,
   Series B, FGIC Insured, 6.50% due 11/01/14             4,000,000        4,181,000
  Vallejo Unified School District, Series A, MBIA
   Insured, 5.90% due 02/01/17                            1,000,000        1,192,950
  Westside Unified School District Refunding,
   Series C, AMBAC Insured, 6.00% due
   08/01/14                                                 300,000          363,183
                                                                      --------------
 Total Fixed Rate Bonds and Notes (cost: $270,740,957)                   288,126,736
                                                                      --------------

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
VARIABLE RATE DEMAND NOTES * - 12.36%
  Irvine Improvement Bond Act 1915,
   Assessment District No. 97-16, 1.27%
   due 09/02/22                                        $  1,900,000   $    1,900,000
  Irvine Ranch Water District,
   1.14% due 06/01/15                                     1,300,000        1,300,000
   District Nos. 102, 103, 105 & 106, 1.14%
   due 09/01/06                                           2,790,000        2,790,000
   District Nos. 140, 240, 105 & 250, 1.27%
   due 04/01/33                                             200,000          200,000
  Los Angeles Housing Authority, Multi-Family
   Housing Revenue, Malibu Meadows
   Project, Series B, 1.12% due 04/15/28                  3,200,000        3,200,000
  Los Angeles, Community Development,
   Willowbrook Project, 1.11% due 11/01/15                2,600,000        2,600,000
  Los Angeles, Community Redevelopment
   Agency, COP, Baldwin Hills Public Park,
   Baldwin Hills Public Park, 1.11%
   due 12/01/14                                             500,000          500,000
  Metropolitan Water District Southern
   California Waterworks Revenue, Series B,
   1.10% due 07/01/28                                       600,000          600,000
  Orange County, Apartment Development
   Revenue,
   Aliso Creek Project B, 1.20% due 11/01/22              2,095,000        2,095,000
   Capistrano Pointe Project, Series A, 1.12%
   due 12/01/29                                           1,000,000        1,000,000
  Rancho Mirage, Joint Powers Financing
   Authority, Eisenhower Medical Center,
   Series A, 1.14% due 01/01/26                           3,300,000        3,300,000
   Series B, 1.14% due 01/01/26                           1,400,000        1,400,000
  Riverside County Housing Authority,
   Multi-Family Housing Mortgage Revenue,
   1.25% due 08/01/25                                     1,075,000        1,075,000
  San Francisco, City and County
   Redevelopment Agency, Multi-Family
   Revenue, Fillmore Center Project,
   Series A-1, 1.11% due 12/01/17                         1,000,000        1,000,000
  Southern California Public Power Authority
   Transmission Project, Revenue Refunding,
   Southern Transmission, Series A, FSA Insured,
   1.10% due 07/01/23                                     1,800,000        1,800,000
  State Department of Water Resources,
   Power Supply Revenue,
   Series C-10, 1.09% due 05/01/22                          500,000          500,000
   Series C-12, 1.22% due 05/01/22                          600,000          600,000
  State Health Facilities Financing Authority,
   Revenue Refunding, Scripps Health,
   Series A, MBIA Insured, 1.11% due 10/01/22             2,000,000        2,000,000
   Scripps Memorial Hospital, Series B, MBIA
   Insured, 1.09% due 12/01/15                              300,000          300,000
  State Pollution Control Financing Authority,
   Exxon Corp., 1.10% due 12/01/12                          700,000          700,000
  Statewide Communities Development
   Authority,
   John Muir/Mt. Diablo Health System, COP,
   AMBAC Insured, 1.14% due 08/15/27                      4,200,000        4,200,000
   Pollution Control Revenue, Chevron USA,
   Inc. Project, 1.25% due 05/15/24                       2,515,000        2,515,000
  Sweetwater Unified School District, COP, FSA
   Insured, 1.08% due 06/01/13                            3,065,000        3,065,000
  Tustin, Improvement Bond Act 1915,
   Reassestment District No. 95-2, Series A,
   1.27% due 09/02/13                                  $    500,000   $      500,000
  Vallejo, Housing Authority, Mulit-Family
   Revenue, Remarketed, Series A, 1.08%
   due 05/15/22                                             100,000          100,000
  Western Riverside, Regional Wastewater
   Authority, Regional Wastewater Treatment,
   1.27% due 04/01/28                                     2,000,000        2,000,000
                                                                      --------------
 Total Variable Rate Demand Notes * (cost: $41,240,000)                   41,240,000
                                                                      --------------
TOTAL SECURITIES (COST: $311,980,957) - 98.72%                           329,366,736
OTHER ASSETS AND LIABILITIES, NET - 1.28%                                  4,278,903
                                                                      --------------
NET ASSETS - 100.00%                                                  $  333,645,639
                                                                      ==============

ATLAS NATIONAL MUNICIPAL BOND FUND

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
FIXED RATE BONDS AND NOTES - 89.40%
  A B C California Unified School District,
   Capital Appropriation, Series B, FGIC Insured,
   0.00% due 08/01/24                                  $  1,715,000   $      590,680
  Agua Caliente Band Cahuilla Indians,
   California Revenue, 6.00% due 07/01/18                 1,000,000        1,009,730
  Alabama State Docks Department, Docks
   Facilities Revenue, MBIA Insured, AMT,
   6.10% due 10/01/13                                     1,000,000        1,114,130
  Anchorage, Alaska, Electric Utility Revenue
   Refunding, Senior Lien, MBIA Insured,
   8.00% due 12/01/10                                       985,000        1,286,154
  Boulder County, Colorado, Development
   Revenue, University Corp. for Atmosphere
   Research, MBIA Insured, 5.00%
   due 09/01/27                                           1,880,000        1,930,835
  Broward County, Florida, Resource Recovery
   Revenue, Wheelabrator South-B, 4.50% due
   06/01/11                                                 400,000          417,136
  Calcasieu Parish, Louisiana, Public Trust
   Authority, Student Lease Revenue, McNeese
   Student Housing Project, MBIA Insured,
   5.25% due 05/01/33                                     1,295,000        1,355,373
  California, Department of Water Resources,
   Power Supply Reveue, Series A, 5.375%
   due 05/01/22                                           1,000,000        1,037,440
  California, Educational Facilities Authority
   Revenue Refunding, Santa Clara University,
   MBIA Insured, 5.00% due 09/01/23                       1,000,000        1,074,250
  California, General Obligation,
   5.00% due 10/01/22                                       700,000          704,382
   5.00% due 02/01/32                                       500,000          487,315
  Capital Trust Agency, Florida, Revenue,
   Seminole Tribe Convention, Series A,
   8.95% due 10/01/33                                       340,000          398,878
   10.00% due 10/01/33                                      610,000          756,937
  Charles City County, Virginia, Industrial
   Development Authority, Waste Management
   Virginia, Inc. Project, AMT, 4.875% due
   02/01/09                                               1,000,000        1,044,300

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  Chatham County, Georgia, Hospital Authority
   Revenue, Memorial Health Medical Center,
   Series A, 6.125% due 01/01/24                       $  1,000,000   $    1,069,990
  Chesterfield County, Virgina, Industrial
   Development Authority, Pollution Control
   Revenue, Virgina Electric and Power Co.,
   5.875% due 06/01/17                                    1,500,000        1,625,805
  Chicago, Illinois, Metropolitan Water
   Reclamation District, Greater Chicago
   Capital Improvement, 7.25% due 12/01/12                1,500,000        1,946,850
  Chicago, Illinois, Park District Aquarium &
   Museum, Series B, 6.50% due 11/15/13                   1,500,000        1,600,470
  Colorado Department of Transportation,
   Revenue Anticipation Notes, Series A,
   MBIA Insured, 5.25% due 06/15/10                       1,000,000        1,138,690
  Colorado Educational & Cultural Facilities
   Authority Revenue, 5.875% due 04/01/22                   500,000          525,100
  Colorado Health Facilities Authority, Vail Valley
   Medical Center Project, 5.75% due 01/15/22             1,770,000        1,813,400
  Colorado Housing Finance Authority,
   Single Family Program, Senior
   Series A-1, AMT, 7.40% due 11/01/27                      155,000          157,358
  Colorado Public Highway Authority, E-470,
   Capital Appropriation Senior Series B, MBIA
   Insured, 0.00% due 09/01/21                            2,000,000          822,980
  Colorado Springs, Colorado, Utilities System
   Revenue, Sub-Lien Improvement, Series A,
   5.00% due 11/15/33                                     1,000,000        1,025,810
  Connecticut State Health & Educational
   Facilities Authority Revenue, 5.125% due
   07/01/27                                               2,700,000        2,815,074
  Cook County, Illinois, MBIA Insured, 7.25%
   due 11/01/07                                             620,000          690,258
  Cuyahoga, Ohio, Refunding Revenue Bonds,
   Series A, 5.50% due 01/01/29                           1,000,000        1,033,630
  Dallas-Fort Worth, Texas, International Airport
   Revenue, Refunding and Improvement, Series A,
   FGIC Insured, AMT, 5.50% due 11/01/31                  1,500,000        1,573,770
  Denver, City and County Airport Revenue,
   Series B, 5.00% due 11/15/33                           1,000,000        1,017,100
  El Paso County School District No. 20, FGIC
   Insured, 5.50% due 12/15/23                            1,000,000        1,106,580
  Escambia, Florida, Health Facilities Authority
   Revenue, Ascension Health Credit, Series A,
   5.25% due 11/15/11                                     1,000,000        1,106,770
  Foothill/Eastern Transportation Corridor
   Agency, Toll Road Revenue, 5.75% due
   01/15/40                                               2,000,000        2,045,100
  Illinois State General Obligation, FSA Insured,
   5.375% due 05/01/13                                    2,000,000        2,245,460
  Indianapolis, Indiana, Airport Authority
   Revenue, Special Facilities, Federal Express
   Corp., AMT, 7.10% due 01/15/17                           500,000          522,360
  Jones County, Mississippi, Hospital Revenue,
   South Central Regional Medical Center,
   5.50% due 12/01/17                                       250,000          251,035
  Kansas City, Kansas, Utility System Revenue,
   Unrefunded Balance, FGIC Insured,
   6.375% due 09/01/23                                    1,010,000        1,062,025
  Kern, California, High School District,
   Series 1990-C Election, MBIA Insured,
   6.25% due 08/01/10                                  $    545,000   $      658,513
  Lakota, Ohio, Local School District, AMBAC
   Insured, 7.00% due 12/01/09                            1,740,000        2,137,259
  Larimer County, Colorado, School District
   No. R-001, MBIA Insured, 5.50% due
   12/15/23                                               1,000,000        1,102,300
  Long Island Power Authority, New York, Electric
   System Revenue, 5.00% due 06/01/08                     1,500,000        1,633,110
  Maine State Housing Authority Mortgage
   Purchase, Series A-1, AMBAC Insured, AMT,
   6.40% due 11/15/14                                     1,400,000        1,472,772
  Maricopa County, Arizona, Unified School
   District 69, Paradise Valley Refunding, MBIA
   Insured, 6.35% due 07/01/10                              600,000          720,294
  Massachusetts State Industrial Finance
   Agency Revenue, 5.65% due 10/01/18                       500,000          521,000
  Metropolitan Pier & Exposition Authority,
   Illinois, Dedicated State Tax Revenue,
   McCormick Place Expansion Project,
   Capital Appreciation, FGIC Insured,
   0.00% due 06/15/29                                     4,000,000        1,043,240
   Prerefunded, Series A, 7.25% due 06/15/05                 35,000           38,000
   Prerefunded, Series A, 7.25% due 06/15/05                105,000          114,065
   Prerefunded, Series A-2002, 7.25% due
   06/15/05                                                 105,000          114,032
   Unrefunded Balance, Series A-2002, 7.25%
   due 06/15/05                                               5,000            5,399
  Metropolitan Transportation Authority,
   New York, Service Contract, Series A,
   5.125% due 01/01/29                                    1,000,000        1,026,680
   5.75% due 01/01/18                                     1,000,000        1,159,350
  Metropolitan Transportation Authority,
   New York, Transportation Facilities
   Revenue, Series 8, 5.375% due 07/01/21                 1,000,000        1,162,720
  Mississippi Higher Education Assistance Corp.,
   Student Loan Revenue, Series C, AMT,
   6.05% due 09/01/07                                       215,000          217,552
  Mohegan Tribe Indians, Connecticut Gaming
   Authority, Public Improvement, Priority
   Distribution,
   5.25% due 01/01/33                                       275,000          272,291
   6.25% due 01/01/31                                     1,000,000        1,061,290
  Monroe County, Pennsylvania, Hospital
   Authority Revenue, Pocono Medical Center,
   6.00% due 01/01/43                                     1,000,000        1,029,770
  Nevada Housing Division, Single Family
   Mortgage, Series C, AMT, 6.60% due
   04/01/14                                                 305,000          313,433
  New Hampshire State Business Financing
   Authority, Pollution Control Revenue, Central
   Maine Power Co., 5.375% due 05/01/14                   2,000,000        2,160,400
  New York City, New York, General Obligation,
   Series F, 6.00% due 08/01/11                             500,000          553,425
   Series I, 5.875% due 03/15/14                            500,000          545,260
   Series L, 5.75% due 08/01/12                             500,000          556,955

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  New York City, New York, Municipal Water
   Finance Authority, Water & Sewer Systems
   Revenue,
   Prerefunded, Series B, 6.00% due 06/15/33           $    625,000   $      747,744
   Unrefunded, Series B, 6.00% due 06/15/33                 375,000          438,589
  New York City, New York, Transitional
   Financing Authority Revenue, Future
   Tax Secured, Series B, 5.00% due 05/01/30              1,000,000        1,022,150
  New York State Dormitory Authority
   Revenue, North Shore Long Island Jewish
   Group, 5.375% due 05/01/23                             1,200,000        1,242,204
  New York State Highway Authority, Service
   Contract Revenue, Local Highway and Bridge,
   Prerefunded, 5.00% due 04/01/17                          205,000          228,856
  New York State Highway Authority, Service
   Contract Revenue, Local Highway and Bridge,
   Unrefunded, 5.00% due 04/01/17                           795,000          834,933
  New York State Urban Development Corp.
   Revenue, Correctional Facilities, Series A,
   5.50% due 01/01/16                                     1,000,000        1,020,000
  North Carolina, Eastern Municipal Power
   Agency, Power System Revenue,
   Series C, 5.375% due 01/01/17                          1,000,000        1,057,350
   Series D, 5.125% due 01/01/23                            500,000          501,610
  North Carolina, Municipal Power Agency,
   Series B, 6.375% due 01/01/08                          1,000,000        1,138,460
  North Carolina, State Facilities Financing
   Agency Revenue, Duke University
   Project, Series A, 5.125% due 07/01/42                 2,000,000        2,054,920
  Phoenix, Arizona, Civic Improvement Corp.,
   Water System Revenue, FGIC Insured,
   5.25% due 07/01/18                                     1,000,000        1,134,160
  Pinal County, Arizona, Unified School
   District 43, Apache JCT,  Series A, FGIC
   Insured, 6.80% due 07/01/09                              425,000          513,506
  Port of Seattle, Washington, Revenue, Series B,
   MBIA Insured, AMT, 5.625% due 02/01/24                 1,000,000        1,055,810
  Puerto Rico Commonwealth, Public
   Improvement,
   Series A, FGIC Insured, 5.50% due 07/01/18             2,000,000        2,334,880
   Series A, MBIA Insured, 5.50% due 07/01/14               500,000          586,755
   Series C, 6.00% due 07/01/13                           1,000,000        1,121,600
  Puerto Rico Public Buildings Authority
   Revenue, Series D, 5.25% due 07/01/27                  1,000,000        1,038,030
  Puerto Rico, Electric Power Authority,
   Power Revenue Refunding,
   Series Z, 5.25% due 07/01/21                           1,000,000        1,039,350
  Puerto Rico, Infrastructure Financing
   Authority, Series A, 5.50% due 10/01/32                1,000,000        1,088,740
  Rhode Island Health and Educational
   Building Corp. Revenue, Higher Education
   Facility, Salve Regina University,
   5.125% due 03/15/32                                    1,500,000        1,541,055
  Salt River Project, Arizona, Agricultural
   Improvement and Power District, Series A,
   5.00% due 01/01/22                                     1,150,000        1,211,042
  Steubenville, Ohio Hospital Revenue, Facilities
   Refunding and Improvement, Trinity Health
   System, 6.50% due 10/01/30                             1,000,000        1,055,070
  Superior, Wisconsin, Limited Obligation
   Revenue Refunding, Midwest Energy
   Resources, Series E, FGIC Insured,
   6.90% due 08/01/21                                  $    500,000   $      651,760
  Tallassee, Alabama, Industrial Development
   Board Revenue Refunding, Dow United
   Technologies Corp., Series B, 6.10% due
   08/01/14                                               1,000,000        1,128,510
  Tucson, Arizona, Water Revenue, FGIC Insured,
   5.50% due 07/01/17                                     2,250,000        2,554,785
  University of California Revenue, Multiple
   Purpose Projects, Series M, FGIC Insured,
   5.125% due 09/01/22                                    1,000,000        1,060,060
  University of Colorado, COP, Master Lease
   Purchase Agreement, Series A, AMBAC
   Insured, 5.00% due 06/01/33                            1,000,000        1,024,870
  Vermont Educational and Health Buildings
   Financing Agency, Norwich University Project,
   5.50% due 07/01/21                                     1,000,000        1,016,920
  Washington State Public Power Supply,
   Series A, Prerefunded,  7.25% due 07/01/06               470,000          534,080
   Series A, Unrefunded,  7.25% due 07/01/06                 30,000           33,953
  Wyandotte, Kansas, Unified Government,
   General Motors Corp. Project, 6.00% due
   06/01/25                                               1,000,000        1,050,220
                                                                      --------------
 Total Fixed Rate Bonds and Notes (cost: $86,765,827)                     93,084,237
                                                                      --------------
VARIABLE RATE DEMAND NOTES * - 10.63%
  Alachua, Florida, Health Facilities Authority
   Revenue, Shands Teaching Hospital, Series B,
   MBIA Insured, 1.17% due 12/01/26                         200,000          200,000
  Anchorage, Alaska, Higher Education Revenue,
   Alaska Pacific University, 1.15% due 07/01/17            390,000          390,000
  Angelina & Neches River Authority, Texas,
   Industrial Development Corp., Solid
   Waste Revenue,
   1984, Series B, 1.22% due 05/01/14                       700,000          700,000
   1984, Series C, 1.22% due 05/01/14                       300,000          300,000
   1984, Series E, 1.22% due 05/01/14                       100,000          100,000
  Brooklyn Center Minnesota Revenue,
   Brookdale Corp II Project, 1.30% due
   12/01/14                                                 300,000          300,000
  Chicago, Illinois, Series B, 1.22% due
   01/01/12                                                 100,000          100,000
  Clarksville, Tennessee, Public Building
   Authority Revenue, Tennessee Municipal
   Bond Fund, 1.23% due 07/01/31                            200,000          200,000
  Coastal Bend, Texas, Health Facilities
   Development Corp., Incarnate World Health
   Services, Series B, AMBAC Insured, 1.23%
   due 08/15/28                                             800,000          800,000
  Colorado Health Facilities Authority,
   University Hills Christian Nursing Center,
   1.00% due 12/01/11                                       100,000          100,000
  Connecticut State Health & Educational
   Facilities Authority Revenue, Yale University,
   Series X-3, 1.15% due 07/01/37                         1,000,000        1,000,000

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          VALUE
                                                        FACE AMOUNT      (NOTE 1)
                                                       ------------   --------------
  Delaware County, Pennsylvania, Industrial
   Development Authority, Airport Facilities
   Revenue, United Parcel Service Project,
   1.14% due 12/01/15                                  $    300,000   $      300,000
  Grand Forks, North Dakota, Hospital Facilities
   Revenue, United Hopsital Obligation
   Group Project, 1.19% due 12/01/16                        700,000          700,000
  Hamilton County, Ohio, Hospital Facilities
   Revenue, Health Alliance, Series A, MBIA
   Insured, 1.15% due 01/01/18                              300,000          300,000
  Hawaii, State Housing Finance and
   Development Corp. Revenue, Rental
   Housing System, Series 89A, 1.20% due
   07/01/24                                                 200,000          200,000
  Illinois Health Facilities Authority Revenue,
   Resurrection Health Care, Series A,
   FSA Insured, 1.23% due 05/15/29                          700,000          700,000
   Swedish Covenant Hospital Project,
   AMBAC Insured, 1.20% due 08/01/25                        400,000          400,000
  Indiana Health Facilities Financing Authority
   Revenue, Project B, 1.30% due 01/01/16                   100,000          100,000
  Indiana State Educational Facilities Authority
   Revenue, Franklin College, 1.15% due
   10/01/19                                                 175,000          175,000
  Iowa, Financing Authority Revenue, Wheaton
   Fransican, Series A, MBIA Insured, 1.16%
   due 08/15/24                                             500,000          500,000
  Lancaster County, Nebraska Hospital, Immanuel
   Health System, Series A, 1.22% due 07/01/30              700,000          700,000
  Long Island Power Authority, New York,
   Electric System Revenue, MBIA Insured,
   1.16% due 04/01/25                                       100,000          100,000
  Massachusetts State, Series A, 1.10%
   due 09/01/16                                             100,000          100,000
  Massachusetts State Health & Educational
   Facilities Authority Revenue,
   Capital Asset Program, Series C, MBIA
   Insured, 1.18% due 07/01/10                              200,000          200,000
   Partners Healthcare System, FSA Insured,
   1.20% due 07/01/27                                       200,000          200,000
  Massachusetts State Industrial Financing
   Agency Revenue, Showa Women's
   Institution, Inc., 1.26% due 03/15/04                    300,000          300,000
  Massachusetts, Water Resource Authority,
   Series C, 1.21% due 08/01/20                             200,000          200,000
  Miami, Florida, Health Facilities Authority
   Revenue, Mercy Hospital Project, 1.20%
   due 08/01/20                                             100,000          100,000
  New York City, New York, Water Financing
   Authority, Water and Sewer System Revenue,
   1.17% due 06/15/33                                       100,000          100,000
  Signal Mountain, Tennessee, Health, Educational
   and Housing Facilities Board Revenue, Alexian
   Villiage, FSA Insured, 1.20% due 01/01/28                600,000          600,000
  South Fork Municipal Authority, Pennsylvania,
   Hospital Revenue, Conemaugh Health System,
   Series A, MBIA Insured, 1.16% due 07/01/28               100,000          100,000
  Southwest Higher Education Authority, Inc.,
   Southern Methodist University, 1.22% due
   07/01/15                                            $    100,000   $      100,000
  Sublette County, Wyoming, Pollution Control
   Revenue, Exxon Project, 1.14% due 11/01/14               100,000          100,000
  University of Alabama, Revenue Bonds,
   Hospital, Series B, AMBAC Insured,
   1.15% due 09/01/31                                       200,000          200,000
  Washington, Housing Financing Nonprofit
   Housing Revenue, Golden Sands Project,
   1.33% due 07/01/29                                       200,000          200,000
  Wisconsin, Health and Educational Facilities
   Authority Revenue, Wheaton Franciscan Services,
   1.12% due 08/15/16                                       200,000          200,000
                                                                      --------------
 Total Variable Rate Demand Notes * (cost: $11,065,000)                   11,065,000
                                                                      --------------
TOTAL SECURITIES (COST: $97,830,827) - 100.03%                           104,149,237
OTHER ASSETS AND LIABILITIES, NET - (.03)%                                   (35,302)
                                                                      --------------
NET ASSETS - 100.00%                                                  $  104,113,935
                                                                      ==============

Atlas Strategic Income Fund

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
ASSET-BACKED SECURITIES - 4.36%
 Automobile - 3.04%
  Bank One Auto Securitization Trust,
   Automobile Receivables, Series 2003-1, Cl. A2,
   1.29% due 08/21/06                                  $    240,000   $      239,794
  BMW Vehicle Owner Trust, Automobile Loan
   Certificates, Series 2003-A, Cl. A2,
   1.45% due 11/25/05 (f)                                   319,938          320,258
  Capital Auto Receivables Asset Trust,
   Automobile Mtg.-Backed Nts.,
   Series 2003-2, Cl. A2A, 1.20% due 05/16/05               260,000          259,976
  Chase Manhattan Auto Owner Trust,
   Automobile Loan Pass-Through Certificates,
   Series 2003-A, Cl. A2 1.26%  due 01/16/06 (f)            100,000          100,003
   Series 2003-B, Cl. A2 1.28% due 03/15/06                 120,000          119,966
  Daimler Chrysler Auto Trust, Automobile
   Loan Pass-Through Certificates,
   Series 2002-B, Cl. A2 2.20% due 04/06/05                  22,145           22,167
   Series 2003-A, Cl. A2 1.52% due 12/08/05                 430,000          430,510
   Series 2003-B, Cl. A2 1.61% due 07/08/06                 510,000          509,920
  Ford Credit Auto Owner Trust, Automobile
   Installment Sales, Series 2003-A, Cl. A2A,
   1.62% due 08/15/05                                       134,986          135,191
  Harley-Davidson Motorcycle Trust, Motorcycle
   Receivable Nts.,
   Series 2002-2, Cl. A1 1.91% due 04/15/07                  78,244           78,463
   Series 2003-3, Cl. A1 1.50% due 01/15/08                 376,893          377,305
  Honda Auto Receivables Owner Trust,
   Automobile Receivables Obligations,
   Series 2003-1, Cl. A2 1.46% due 09/19/05                 173,201          173,358
   Series 2003-3, Cl. A2 1.52% due 04/21/06                 470,000          470,477
   Series 2003-4, Cl. A2 1.58% due 07/17/06                 390,000          390,390
  Household Automotive Trust, Automobile Loan
   Certificates, Series 2003-2, Cl. A2, 1.56%
   due 12/18/06                                             180,000          180,129

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
  M&I Auto Loan Trust, Automobile Loan
   Certificates,
   Series 2002-1, Cl. A2 1.95% due 07/20/05            $     36,899   $       36,914
   Series 2002-1, Cl. A3 2.49% due 10/22/07                 300,000          302,419
   Series 2003-1, Cl. A2 1.60% due 07/20/06                 330,000          330,253
  Nissan Auto Lease Trust, Auto Lease Obligations,
   Series 2003-A, Cl. A2, 1.69% due 12/15/05                260,000          260,558
  Nissan Auto Receivables Owner Trust,
   Auto Receivable Nts.,
   Series 2003-A, Cl. A2, 1.45% due 05/16/05                256,238          256,412
   Series 2003-B, Cl. A2 1.20% due 11/15/05                 380,000          379,911
  Toyota Auto Receivables Owner Trust,
   Automobile Mortgage-Backed Obligations,
   Series 2002-B, Cl. A3 3.76% due 06/15/06                 117,580          119,080
   Series 2003-A, Cl. A2, 1.28% due 08/15/05                354,699          354,800
   Series 2003-B, Cl. A2 1.43% due 02/15/06                 300,000          299,968
  USAA Auto Loan Grantor Trust, Automobile
   Loan Asset-Backed Nts.,
   Series 2002-1, Cl. A3 2.41% due 10/16/06                 178,238          179,407
   Series 2003-1, Cl. A2 1.22% due 04/17/06                 230,000          229,944
  Volkswagen Auto Loan Enhanced Trust,
   Automobile Loan Receivables,
   Series 2003-1, Cl. A2 1.11% due 12/20/05                 480,000          479,522
   Series 2003-2, Cl. A2 1.55% due 06/20/06                 230,000          230,228
  Whole Auto Loan Trust, Automobile Loan
   Receivables,
   Series 2002-1, Cl. A1 1.88% due 06/15/05                 289,521          290,128
   Series 2003-1, Cl. A2A 1.40% due 04/15/06                430,000          430,105
 Home Equity - .85%
  Centex Home Equity Co. LLC, Home Equity
   Loan Asset-Backed Certificates, Series 2003-A,
   Cl. AF1, 1.836% due 10/25/17                              50,738           50,751
  Centex Home Equity, Home Equity Mtg
   Obligations,
   Series 2003-B, Cl. AF1 1.64% due 02/25/18 (f)             70,088           70,025
   Series 2003-C, l. AF1 2.14% due 07/25/18                 258,588          259,027
  Chase Funding Mortgage Loan Asset-Backed
   Certificates, Home Equity Mtg. Obligations,
   Series 2003-3, Cl. 1A1 1.199% due
   08/25/17 (e)                                             114,871          114,813
   Series 2003-4, Cl. 1A1 1.239% due
   09/25/17 (e)                                             260,134          260,036
  CitiFinancial Mortgage Securities, Inc.,
   Home Equity Collateralized Mtg. Obligations,
   Series 2003-1, Cl. AF1 1.94% due 01/25/33                 76,885           76,902
   Series 2003-2, Cl. AF1 1.241% due
   05/25/33 (e)(f)                                          115,365          115,288
   Series 2003-3, Cl. AF1 1.24% due
   08/25/33 (e)(f)                                          195,813          195,695
  Conseco Finance Securitizations Corp.,
   Home Equity Loan Pass-Through
   Certificates, Series 2001-D, Cl. M2, 3.131%
   due 11/15/32 (c)                                       1,000,000          981,815
  Residential Funding Mortgage Securities II, Inc.,
   Home Equity Loan Pass-Through Certificates,
   Series 2003-HS1, Cl. AI1, 1.241% due
   02/25/33 (f)                                             100,256          100,250
 Manufactured Housing - .36%
  Lehman ABS Manufactured Housing Contract,
   Commercial Mtg. Pass-Through Certificates,
   Series 2001-B, Cl. A4, 5.27% due 09/15/18           $    970,345   $      936,099
 Other ABS - .11%
  Caterpillar Financial Asset Trust, Equipment
   Loan Pass-Through Certifications,
   Series 2003-A, Cl. A2, 1.25% due 10/25/05                160,000          159,965
  CIT Equipment Collateral, Equipment
   Receivable-Backed Nts., Series 2003-EF1,
   Cl. A2, 1.49% due 12/20/05                               120,000          119,983
  Embarcadero Aircraft Securitization Trust,
   Airplane Collateral Obligations,
   Series 2000-A, Cl. B, 2.26% due
   08/15/25(a)(b)(c)(f)(r)                                  455,016            1,138
  NC Finance Trust, Collateralized Mtg
   Obligations, Series 1999-1, Class D, 8.75%
   due 01/25/29 (f)                                          56,815           17,044
                                                                      --------------
 Total Asset-Backed Securities (cost: $11,990,704)                        11,446,387
                                                                      --------------
MORTGAGE-BACKED OBLIGATIONS - 19.49%
 Commercial MBS - .74%
  First Chicago/Lennar Trust 1, Commercial Mtg
   Pass-Through Certificates, Series 1997-CHL1,
   Cl. D, 7.999% due 04/29/39 (a)(c)(f)                     100,000           99,937
   Series 1997-CHL1, Cl. E, 8.179% due
   04/29/39 (a)(c)(f)                                       150,000          121,687
  Impac Secured Assets CMN Owner Trust,
   Home Equity Collateralized Mtg. Obligations,
   Series 2001-5, Cl. M1, 7.25% due 08/25/31                500,000          528,595
  Lehman Structured Securities Corp.,
   Collateralized Mtg. Obligations, Series 2001-
   GE4, Cl. A, 112.299% due 10/25/30 (a)(c)                   9,717            9,854
  Morgan Stanley Capital I, Inc., Commercial
   Mtg. Pass-Through Certificates,
   Series 1996-C1, Cl. F, 7.42% due
   02/15/28 (a)(c)                                           97,137           90,655
   Series 1997-RR, Cl. D, 7.742% due
   04/30/39 (a)(c)                                          200,000          192,861
   Series 1997-RR, Cl. E, 7.742% due
   04/30/39 (a)(c)                                           75,000           61,703
   Series 1997-RR, Cl. F, 7.742% due
   04/30/39 (a)(c)                                          175,000          118,827
   Series 1997-XL1, Cl. G, 7.695% due
   10/03/30 (a)                                              60,000           53,095
  Prudential Mortgage Capital Co. II LLC,
   Commercial Mtg. Pass-Through Certificates,
   Series PRU-HTG 2000-C1, Cl. A2, 7.306%
   due 10/06/15 (a)                                         191,000          220,227
  Salomon Brothers Mortgage Securities VII, Inc.,
   Commercial Mtg. Pass-Through Certificates,
   Series 1996-C1, Cl. F, 9.183% due
   01/20/28 (c)(f)                                          250,000          237,500
  Structured Asset Securities Corp., Multiclass
   Pass-Through Certificates, Series 1995-C4,
   Cl. E, 8.964% due 06/25/26 (a)(c)(f)                         513              512
  Washington Mutual, Commercial Mtg
   Obligations, Series 2003-AR7, Cl. A1 1.51%
   due 08/25/33 (c)                                         208,163          208,191

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
 Government-Sponsored Enterprises - 18.11%
  Fannie Mae,
   Collateralized Mtg. Obligations, Gtd. Real
   Estate Mtg. Investment Conduit Pass-Through
   Certificates, Trust 1993-202, 6.50%
   due 02/25/22                                        $     48,754   $       48,718
   Collateralized Mtg. Obligations, Gtd. Real
   Estate Mtg. Investment Conduit Pass-Through
   Certificates, Trust 2002-77, Cl. WF, 1.501%
   due 12/18/32 (c)                                         145,673          146,036
   Gtd. Real Estate Mtg., Investment Conduit
   Pass-Through Certificates, Interest-Only
   Stripped Mtg.-Backed Security,
   7.00% due 02/01/28 (g)                                   198,455           34,168
   Series 2003-81, Class PA 5.00% due
   02/25/12                                                  90,983           93,132
   Unsec. Bonds, 7.25% due 05/15/30 (q)                   1,700,000        2,075,862
   Unsec. Nts., 4.25% due 07/15/07 (q)                    3,310,000        3,456,921
   5.00% due 01/01/34 (n)                                   895,000          885,491
   5.50% due 01/01/34 (n)                                 2,900,000        2,937,155
   6.00% due 01/01/32 (n)                                 2,681,000        2,770,647
   6.50% due 05/01/29                                        79,960           83,677
   6.50% due 01/01/32 (n)                                 7,244,000        7,574,507
   6.50% due 05/01/32                                       458,185          479,256
   7.00% due 01/01/27 (n)                                12,542,000       13,278,842
   7.00% due 01/01/28                                       132,634          140,668
   7.00% due 07/01/32                                       317,663          336,375
   7.00% due 09/01/33                                        39,539           42,167
   7.00% due 10/01/33                                       165,397          175,245
   7.00% due 11/01/33                                       168,237          178,252
   7.25% due 01/15/10                                     1,000,000        1,179,036
   8.50% due 07/01/32                                        32,274           34,812
  Freddie Mac,
   Gtd. Multiclass Mtg. Pass-Through Certificates,
   Series 151, Cl. F, 9.00% due 05/15/21                     59,255           59,318
   Interest-Only Stripped Mtg.-Backed Security,
   Series 177, Cl. IO, 7.00% due 07/01/26 (g)               393,774           68,761
   Interest-Only Stripped Mtg.-Backed Security,
   Series 208, Cl. IO, 7.00% due 06/01/30 (g)               440,628           71,101
   Real Estate Mtg. Investment Conduit
   Multiclass Certificates, Series 2551, Cl. FD,
   1.563% due 01/15/33 (c)                                   83,804           84,092
   Series 2500, Cl. FD 1.663% due 03/15/32 (c)              105,423          104,669
   Series 2526, Cl. FE 1.563% due 06/15/29 (c)               99,479           99,134
   Structured Pass Through Securities,
   Series T-42, Cl. A2 5.50% due 02/25/42                    45,956           46,622
   Structured Pass-Through Securities,
   Collateralized Mgt. Obligations, Series H006,
   Cl. A1, 1.724% due 04/15/08                               66,308           66,215
   Unsec. Nts. 4.50% due 01/15/13                           755,000          751,187
   2.375% due 04/15/06                                    2,250,000        2,258,876
   4.875% due 11/15/13                                      340,000          343,675
   5.00% due 01/15/34 (n)                                   497,000          490,477
   5.50% due 07/15/06                                     6,000,000        6,464,688
   7.00% due 09/01/33                                       277,677          295,189
   7.00% due 11/01/33                                       339,751          359,474
 U.S. Government Agencies - .64%
  Government National Mortgage Association,
   Gtd. Multiclass Mtg. Participation Certificates,
   Series 1999-27, Cl. PQ,
   7.50% due 08/16/28                                     1,128,589        1,148,736
   7.00% due 03/15/28                                  $    350,478   $      374,131
   7.00% due 07/15/28                                       142,684          152,314
                                                                      --------------
 Total Mortgage-Backed Obligations
   (cost: $51,780,249)                                                    51,133,270
                                                                      --------------
U.S. GOVERNMENT OBLIGATIONS - 8.62%
  Residual Funding Corp., Strip Principal,
   Zero Coupon due 01/15/21                                 470,000          181,446
  U.S. Treasury Bonds,
   6.25% due 05/15/30                                       503,000          580,454
   6.50% due 11/15/26                                       122,000          143,522
   8.875% due 02/15/19                                      325,000          464,649
   9.25% due 02/15/16                                     1,600,000        2,296,563
  U.S. Treasury Notes,
   1.625% due 03/31/05 (l)                                  400,000          401,375
   2.625% due 05/15/08                                      341,000          335,872
   3.00% due 11/15/07 (l)                                 1,600,000        1,613,750
   5.75% due 08/15/10 (l)                                 4,150,000        4,653,187
   6.50% due 10/15/06 (l)                                 2,000,000        2,227,734
   6.50% due 02/15/10 (k)                                 3,824,000        4,443,607
   7.00% due 07/15/06                                     2,500,000        2,800,292
  U.S. Treasury STRIPS,
   Zero Coupon due 02/15/10                               3,100,000        2,466,357
                                                                      --------------
 Total U.S. Government Obligations
   (cost: $22,630,016)                                                    22,608,808
                                                                      --------------
FOREIGN GOVERNMENT OBLIGATIONS - 24.16%
 Argentina - 1.00%
  Argentina (Republic of),
   0.93% Bonds due 05/03/05                                  42,000           39,270
   1.162% Bonds due 08/03/12                              3,720,000        2,317,560
   2.00% Bonds due 09/30/08 (ARS)(f)                        450,000          134,271
   3.00% Disc. Nts., Series L-GL due
   03/31/23 (b)(c)(r)                                        85,000           42,712
   6.00% Par Bonds due 03/31/23 (b)(r)                      155,000           75,950
  Buenos Aires (Province of), 1.157% Bonos de
   Consolidacion de Deudas, Series PBA1 due
   04/01/07 (ARS)(b)(c)(f)(r)                                27,880            9,888
 Austria - .74%
  Austria (Republic of),
   3.90% Series 98-3 due 10/20/05 (EUR)                     210,000          270,291
   5.00% Sr. Unsec. Unsub. Nts., Series MTN1
   due 07/15/12 (EUR)                                       135,000          178,985
   5.50% Series EMTN due 10/20/07 (EUR)                   1,095,000        1,482,477
 Belgium - 1.49%
  Belgium (Kingdom of),
   5.00% Bonds due 09/28/11 (EUR)                           835,000        1,111,886
   5.75% Bonds due 03/28/08 (EUR)                         1,400,000        1,919,878
   6.25% Series 26 due 03/28/07 (EUR)                        75,000          103,247
   6.50% Series 19 due 03/31/05 (EUR)                       595,000          786,091
 Brazil - .14%
  Brazil (Federal Republic of),
   2.063% Series 15 yr. due 04/15/09 (c)                      6,471            6,123
   8.875% Unsec. Unsub. Nts. due 04/15/24                   366,000          353,648
 Cayman Islands - .39%
  Pioneer 2002 Ltd.,
   5.509% Sec. Nts., Series 2002-1, Cl. E-A due
   06/15/06 (a)(c)                                          250,000          252,950
   6.129% Sec. Nts., Series 2003-II, Cl. B due
   06/15/06 (a)(c)(f)                                       250,000          251,525
   6.129% Sec. Nts., Series 2003-II, Cl. C due
   06/15/06 (a)(c)(f)                                       250,000          252,875
   7.183% Sec. Nts., Series 2003-II, Cl. A due
   06/15/06 (a)(c)(f)                                       250,000          252,875

                                                         FACE AMOUNT        VALUE
                                                         OR UNITS (j)      (NOTE 1)
                                                       ---------------   --------------
  Colombia - .08%
  Colombia (Republic of),
   8.375% Unsec. Unsub. Nts. due 02/15/27              $       235,000   $      216,200
 Denmark - .31%
  Denmark (Kingdom of),
   4.00% Bonds due 08/15/08 (DKK)                            4,785,000          820,902
 Dominican Republic - .06%
  Dominican Republic,
   9.50% Unsec. Unsub. Nts. due 09/27/06 (a)                   175,000          147,000
 Finland - .54%
  Finland (Republic of),
   2.75% Sr. Unsec. Unsub. Nts.
   due 07/04/06 (EUR)                                           80,000          100,437
   5.00% Sr. Unsec. Unsub. Nts.
   due 07/04/07 (EUR)                                          415,000          552,203
   5.75% Bonds due 02/23/11 (EUR)                              545,000          758,468
 France - .52%
  France (Government of),
   3.50% Treasury Nts. due 01/12/05 (EUR)                      635,000          808,999
   4.75% Treasury Nts. due 07/12/07 (EUR)                       50,000           66,194
   5.00% Obligations Assimilables du Tresor
   Bonds due 04/25/12 (EUR)                                    250,000          331,894
   5.50% Obligations Assimilables du Tresor
   Bonds due 10/25/07 (EUR)                                    125,000          169,217
 Germany - 1.29%
  Germany (Republic of),
   4.00% Series 139 due 02/16/07 (EUR)                         360,000          464,933
   4.50% Series 140 due 08/17/07 (EUR)                         620,000          812,726
   5.00% Series 01 due 07/04/11 (EUR)                        1,110,000        1,481,705
   5.375% Bonds due 01/04/10 (EUR)                             460,000          627,491
 Great Britain - .58%
  United Kingdom,
   7.50% Treasury Nts. due 12/07/06 (GBP)                      792,000        1,525,577
 Greece - 1.32%
  Greece (Republic of),
   3.50% Bonds due 04/18/08 (EUR)                              700,000          880,277
   4.60% Bonds due 05/20/13 (EUR)                              575,000          734,338
   4.65% Sr. Unsub. Nts. due 04/19/07 (EUR)                  1,060,000        1,395,188
   5.35% Bonds due 05/18/11 (EUR)                              330,000          445,814
 Guatemala - .09%
  Guatemala (Republic of),
   10.25% Nts. due 11/08/11 (a)                                 80,000           93,000
   10.25% Nts. due 11/08/11                                    120,000          139,500
 Israel - .20%
  Israel (State of),
   5.50% Bonds due 12/04/23                                    510,000          514,161
 Italy - 1.78%
  Italy (Republic of),
   4.00% Treasury Nts., Buoni del Tesoro Poliennali
   due 03/01/05 (EUR)                                          450,000          576,299
   5.00% Treasury Nts., Buoni del Tesoro Poliennali
   due 10/15/07 (EUR)                                        1,920,000        2,557,396
   5.25% Treasury Nts., Buoni del Tesoro Poliennali
   due 12/15/05 (EUR)                                        1,160,000        1,528,900
 Ivory Coast - .01%
  Ivory Coast (Government of),
   1.90% Past Due Interest Nts., Series F due
   03/29/18 (FRF)(b)(c)(f)(r)                                  952,875           28,317
 Japan - 7.41%
  Japan (Government of),
   0.40% Bonds, 5 yr. issue, Series 14
   due 06/20/06 (JPY)                                  $ 2,072,000,000   $   19,435,913
 Mexico - .43%
  United Mexican States,
   6.75% Series GBR due 06/06/06 (JPY)                      30,000,000          317,989
   6.75% Series GRG due 06/06/06 (JPY)                      33,000,000          350,742
   7.50% Nts. due 04/08/33                                     280,000          289,800
   8.30% Bonds due 08/15/31                                    150,000          165,450
 Netherlands - .72%
  Netherlands (Government of),
   4.00% Bonds due 07/15/05 (EUR)                              125,000          160,681
   5.00% Bonds due 07/15/11 (EUR)                              233,000          311,552
   5.75% Series 1 due 02/15/07 (EUR)                         1,038,000        1,406,221
 New Zealand - .29%
  New Zealand (Government of),
   6.50% Series 205 due 02/15/06 (NZD)                       1,160,000          772,566
 Nigeria - .03%
  Nigeria (Federal Republic of),
   5.092% Promissory Nts., Series RC due
   01/05/10                                                     87,320           82,512
 Peru - .09%
  Peru (Republic of),
   Zero Coupon Sr. Nts. due 02/28/16                           396,053          242,860
 Philippines - .11%
  Philippines (Republic of),
   8.875% Unsec. Nts. due 04/15/08                             120,000          129,300
   9.875% Nts. due 03/16/10                                    100,000          110,750
   10.625% Nts. due 03/16/25                                    45,000           50,063
 Poland - .50%
  Poland (Republic of),
   Zero Coupon Bonds due 08/12/05 (PLN)                      5,305,000        1,298,183
 Portugal - .59%
  Portugal (Republic of),
   4.875% Obrigacoes Do Tesouro Medio Prazo Nts.
   due 08/17/07 (EUR)                                        1,070,000        1,417,799
   5.85% Obrigacoes Do Tesouro Medio
   Prazo Unsec. Unsub. Nts. due 05/20/10 (EUR)                 100,000          139,250
 Russia - 1.59%
  Russian Federation,
   5.00% Unsec. Unsub. Nts. due 03/31/30 (a)(e)                    375              361
   5.00% Unsub. Nts. due 03/31/30 (e)                              875              839
   8.75% Unsec. Unsub. Nts. due 07/24/05                     2,350,000        2,545,050
   10.00% Unsec. Unsub. Nts. due 06/26/07                      960,000        1,127,040
  Russian Ministry of Finance,
   3.00% Unsec. Nts., Series V due 05/14/08                    570,000          510,150
 South Africa - .31%
  South Africa (Republic of),
   8.375% Unsec. Nts. due 10/17/06                             730,000          824,900
 Spain - .57%
  Spain (Kingdom of),
   4.80% Bonos y Obligacion del Estado
   due 10/31/06 (EUR)                                        1,135,000        1,500,405
 Sweden - .86%
  Sweden (Government of),
   6.50% Series 1040 due 05/05/08 (SEK)                     14,855,000        2,263,990

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
 Ukraine - .12%
  Ukraine (Government of),
   7.65% Bonds due 06/11/13                            $    170,000   $      177,225
   11.00% Sr. Unsec. Nts. due 03/15/07                      130,668          145,433
                                                                      --------------
 Total Foreign Government Obligations
 (cost: $58,545,120)                                                      63,396,662
                                                                      --------------
LOAN PARTICIPATIONS - .53%
  Algeria (Republic of), Loan Participation Nts.,
  2.625% due 03/04/10 (c)(f)                                154,427          149,022
  Deutsche Bank AG,
  OAO Gazprom Loan Participation Nts.,
  6.50% due 08/04/05                                        455,000          458,686
  Deutsche Bank AG, Indonesian Rupiah
   Participation Nts.,
   2.60% due 03/21/05 (f)                                   405,000          380,700
   2.60% due 01/25/06                                       445,000          403,838
                                                                      --------------
 Total Loan Participations (cost: $1,229,812)                              1,392,246
                                                                      --------------
CORPORATE BONDS AND NOTES - 39.13%
 Advertising - .07%
  R.H. Donnelley Finance Corp. I, 10.875%
  Sr. Sub. Nts. due 12/15/12 (a)                            100,000          118,625
  Vertis, Inc., 9.75% Sr. Nts. due 04/01/09                  50,000           54,312
 Aerospace & Defense - .22%
  Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub.
  Nts. due 05/15/11                                         200,000          220,000
  BE Aerospace, Inc.,
   8.50% Sr. Nts. due 10/01/10 (a)                          100,000          107,250
   8.875% Sr. Unsec. Sub. Nts. due 05/01/11                 100,000           93,750
  K&F Industries, Inc., 9.625% Sr. Unsec. Sub.
  Nts. due 12/15/10                                          50,000           56,062
  Titan Corp. (The), 8.00% Sr. Sub. Nts. due
  05/15/11 (a)                                               50,000           56,750
  Vought Aircraft Industries, Inc., 8.00% Sr. Nts.
  due 07/15/11 (a)                                           50,000           51,062
 Agriculture - .04%
  Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub.
  Nts. due 10/01/11 (a)                                     100,000          109,000
 Airlines - .18%
  Amtran, Inc., 10.50% Sr. Nts. due 08/01/04                450,000          388,125
  Atlas Air, Inc., 9.375% Sr. Unsec. Nts. due
  11/15/06 (b)(r)                                           200,000           74,000
 Apparel - .17%
  Broder Bros. Co., 11.25% Sr. Nts. due
  10/15/10 (a)                                              100,000           98,500
  Levi Strauss & Co., 12.25% Sr. Unsec. Nts.
  due 12/15/12                                              150,000           97,500
  Oxford Industries, Inc., 8.875% Sr. Nts. due
  06/01/11 (a)                                              100,000          109,375
  Phillips-Van Heusen Corp., 9.50% Sr. Unsec.
  Sub. Nts. due 05/01/08                                     50,000           52,000
  Russell Corp., 9.25% Sr. Unsec. Nts. due
  05/01/10                                                   75,000           77,719
 Auto Parts & Equipment - .60%
  Collins & Aikman Products Co., 10.75%
  Sr. Unsec. Nts. due 12/31/11                              100,000           98,250
  CSK Auto, Inc., 12.00% Sr. Unsec. Nts. due
  06/15/06                                                  100,000          114,750
  Dana Corp., 9.00% Unsec. Nts. due 08/15/11                240,000          289,200
  Dura Operating Corp.,
  9.00% Sr. Unsec. Sub. Nts., Series D due
  05/01/09                                             $    300,000   $      300,000
  Eagle-Picher, Inc., 9.75% Sr. Nts. due
  09/01/13 (a)                                              150,000          162,000
  Lear Corp., 8.11% Sr. Nts. due 05/15/09                   200,000          235,250
  Metaldyne Corp., 10.00% Sr. Nts. due
  11/01/13 (a)                                              100,000          101,000
  Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts.
  due 12/15/12                                               50,000           54,750
  Tenneco Automotive, Inc., 10.25% Sr. Sec. Nts.
  due 07/15/13                                               50,000           56,875
  TRW Automotive, Inc.,
   9.375% Sr. Nts. due 02/15/13                              50,000           57,125
   11.00% Sr. Sub. Nts. due 02/15/13                         50,000           58,875
  UIS, Inc., 9.375% Sr. Sub. Nts. due 06/15/13               50,000           54,625
 Banks - .00%
  SBS Agro Finance BV, 10.25% Unsec. Nts.
  due 07/21/49 (b)(r)                                        75,000               --
 Beverages - .04%
  Constellation Brands, Inc., 8.125% Sr. Sub. Nts.
  due 01/15/12                                              100,000          109,500
 Building Materials - .57%
  Ainsworth Lumber Co. Ltd.,
   12.50% Sr. Nts. due 07/15/07 (f)                         100,000          117,500
   13.875% Sr. Sec. Nts. due 07/15/07                       100,000          115,000
  American Plumbing & Mechanical, Inc.,
  11.625% Sr. Sub. Nts., Series B due
  10/15/08 (b)(f)(r)                                         75,000           18,469
  Associated Materials, Inc., 9.75% Sr. Unsec.
  Sub. Nts. due 04/15/12                                     75,000           82,125
  Dayton Superior Corp., 13.00% Sr. Unsec. Sub.
  Nts. due 06/15/09 (f)                                      50,000           43,500
  Integrated Electrical Services, Inc., 9.375% Sr
  Sub. Nts., Series C due 02/01/09                          300,000          315,000
  Koppers, Inc., 9.875% Sr. Sec. Nts. due
  10/15/13 (a)                                              150,000          165,375
  Nortek, Inc.,
   9.125% Sr. Unsec. Nts., Series B due
   09/01/07                                                 400,000          413,500
   9.875% Sr. Unsec. Sub. Nts. due 06/15/11                 100,000          110,250
  Texas Industries, Inc., 10.25% Sr. Unsec. Nts.
  due 06/15/11                                              100,000          113,000
 Chemicals - 1.09%
  Avecia Group PLC, 11.00% Sr. Nts. due
  07/01/09                                                  100,000           90,000
  Equistar Chemicals LP, 8.75% Sr. Unsec. Nts.
  due 02/15/09                                              200,000          209,000
  Equistar Chemicals LP/Equistar Funding Corp.,
   10.625% Sr. Nts. due 05/01/11                             50,000           55,250
   10.625% Sr. Nts. due 05/01/11 (a)                        200,000          221,000
  HMP Equity Holdings Corp., Zero Coupon
  Units due 05/15/08 (a)                                    100,000           61,000
  Huntsman Corp./ICI Chemical Co. PLC,
   Zero Coupon Sr. Unsec. Disc. Nts. due
   12/31/09                                                 100,000           48,250
   10.125% Sr. Unsec. Sub. Nts. due 07/01/09                200,000          206,000
  Huntsman International LLC,
   9.875% Sr. Nts. due 03/01/09 (a)                          50,000           54,750
   9.875% Sr. Unsec. Nts. due 03/01/09                      175,000          191,625

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
  ISP Holdings, Inc., 10.625% Sr. Sec. Nts. due
  12/15/09 (f)                                         $    100,000   $      110,000
  Lyondell Chemical Co.,
   9.50% Sec. Nts. due 12/15/08                             100,000          104,500
   9.625% Sr. Sec. Nts., Series A due 05/01/07               50,000           53,000
   9.875% Sec. Nts., Series B due 05/01/07                  500,000          527,500
  Millennium America, Inc., 9.25% Sr. Nts. due
  06/15/08 (a)                                              300,000          327,000
  OM Group, Inc., 9.25% Sr. Sub. Nts. due
  12/15/11                                                  100,000          104,000
  PCI Chemicals Canada, Inc., 10.00% Sr. Sec
  Nts. due 12/31/08                                          27,619           24,995
  Pioneer Cos., Inc., 5.355% Sr. Sec. Nts. due
  12/31/06 (c)(f)                                             8,746            7,915
  Polyone Corp., 8.875% Sr. Nts. due 05/01/12               200,000          184,000
  Resolution Performance  Products LLC/RPP
  Capital Corp., 8.00% Sr. Sec. Nts. due
  12/15/09 (a)                                              100,000          103,500
  Sterling Chemicals, Inc., 10.00% Sr. Sec. Nts.
  due 12/19/07 (f)(h)                                        75,008           72,195
  Sterling Chemicals, Inc., Escrow Shares, Zero
  Coupon Sr. Sub. Nts. due 08/15/06 (b)(f)(r)               200,000               --
  Westlake Chemical Corp., 8.75% Sr. Unsec. Nts.
  due 07/15/11 (a)                                          100,000          109,500
 Coal - .10%
  Arch Western Finance LLC, 6.75% Sr. Nts.
  due 07/01/13 (a)                                          100,000          102,750
  Massey Energy Co., 6.625% Sr. Nts. due
  11/15/10 (a)                                               50,000           51,250
  Peabody Energy Corp., 6.875% Sr. Nts.,
  Series B due 03/15/13                                     100,000          105,500
 Commercial Services - .82%
  Budget Group, Inc., 9.125% Sr. Unsec. Nts.
  due 04/01/06 (b)(r)                                       200,000           36,000
  Coinmach Corp., 9.00% Sr. Unsec. Nts. due
  02/01/10                                                  150,000          162,750
  Comforce Operating, Inc., 12.00% Sr. Nts.,
  Series B due 12/01/07 (f)                                  50,000           32,500
  Corrections Corp. of America,
   7.50% Sr. Nts. due 05/01/11                              100,000          105,000
   9.875% Sr. Unsec. Nts. due 05/01/09                      100,000          111,625
  Hydrochem Industrial Services, Inc., 10.375%
  Sr. Sub. Nts. due 08/01/07 (f)                             50,000           47,625
  Iron Mountain, Inc., 7.75% Sr. Unsec. Sub. Nts.
  due 01/15/15                                              200,000          209,500
  Kindercare Learning Centers, Inc., 9.50%
  Sr. Sub. Nts. due 02/15/09 (f)                             50,000           50,750
  Mail-Well I Corp., 9.625% Sr. Unsec. Nts. due
  03/15/12                                                  200,000          222,000
  Protection One, Inc./Protection One Alarm
  Monitoring, Inc., 7.375% Sr. Unsec. Nts. due
  08/15/05 (f)                                              100,000           92,000
  Quintiles Transnational, 10.00% Sr. Sub. Nts.
  due 10/01/13 (a)                                          100,000          108,000
  United Rentals (North America), Inc.,
   9.00% Sr. Unsec. Sub. Nts., Series B due
   04/01/09                                                  75,000           79,406
   10.75% Sr. Unsec. Nts. due 04/15/08                      250,000          281,250
  Universal Hospital Services, Inc., 10.125%
  Sr. Nts. due 11/01/11 (a)                                 100,000          105,000
  Von Hoffmann Corp., 10.25% Sr. Nts. due
  03/15/09 (a)                                         $    100,000   $      106,500
  Williams Scotsman, Inc., 9.875% Sr. Unsec.
  Nts. due 06/01/07                                         400,000          405,000
 Computers - .04%
  Seagate Technology HDD Holdings, 8.00%
  Sr. Unsec. Nts. due 05/15/09                              100,000          107,750
 Cosmetics & Personal Care - .06%
  AKI, Inc., 10.50% Sr. Unsec. Nts. due
  07/01/08 (f)                                              100,000          104,000
  Revlon Consumer Products Corp., 12.00%
  Sr. Sec. Nts. due 12/01/05                                 50,000           50,000
  Styling Technology Corp., 10.875% Sr. Unsec.
  Sub. Nts. due 07/01/08 (b)(r)                              35,000               --
 Distribution & Wholesale - .17%
  Buhrmann US, Inc., 12.25% Sr. Unsec. Sub.
  Nts. due 11/01/09                                         100,000          112,000
  Ingram Micro, Inc., 9.875% Sr. Unsec. Sub.
  Nts. due 08/15/08 (f)                                     300,000          331,500
 Diversified Financial Services - 9.45%
  AES Red Oak LLC, 8.54% Sr. Sec. Bonds,
  Series A due 11/30/19                                     288,431          311,506
  Arbor I Ltd., 16.67% Nts. due 06/15/06 (a)(c)(f)          250,000          250,525
  Bombardier Recreational Products, Inc., 8.375%
  Sub. Nts. due 12/15/13 (a)                                150,000          156,750
  Caithness Coso Funding Corp., 9.05% Sr. Sec
  Nts., Series B due 12/15/09                                83,700           90,814
  Couche-Tard US LP/Couche-Tard Finance
  Corp., 7.50% Sr. Sub. Nts. due 12/15/13 (a)               100,000          104,750
  DJ Trac-X NA,
   7.375% Nts. due 03/25/09 (a)                          19,100,000       19,911,750
   8.00% Nts. due 03/25/09 (a)                            2,500,000        2,609,375
  Finova Group, Inc. (The), 7.50% Nts. due
  11/15/09                                                  225,000          135,000
  IPC Acquisition Corp., 11.50% Sr. Sub. Nts.
  due 12/15/09                                              100,000          109,000
  KRATON Polymers LLC/Capital Corp.,
  8.125% Sr. Sub. Nts. due 01/15/14 (a)                     100,000          104,000
  LaBranche & Co., Inc., 12.00% Sr. Unsec
  Sub. Nts. due 03/02/07                                     50,000           50,500
  Local Financial Corp., 11.00% Sr. Nts. due
  09/08/04 (a)(f)                                            50,000           52,125
  Ongko International Finance Co. BV, 10.50%
  Sec. Nts. due 03/29/04 (a)(b)(f)(r)                        40,000              200
  River Rock Entertainment Authority, 9.75%
  Sr. Nts. due 11/01/11 (a)                                 150,000          161,250
  Sensus Metering Systems, Inc., 8.625% Sr. Sub.
  Nts. due 12/15/13 (a)                                     250,000          256,562
  UCAR Finance, Inc., 10.25% Sr. Unsec. Nts.
  due 02/15/12                                              100,000          115,000
  Universal City Development Partners, 11.75%
  Sr. Nts. due 04/01/10 (a)                                 100,000          117,000
  WMC Finance Co., 11.75% Sr. Nts. due
  12/15/08 (a)                                              250,000          249,375
 Electric - 1.99%
  AES Corp. (The),
   8.50% Sr. Unsec. Sub. Nts. due 11/01/07                  100,000          101,500
   8.75% Sr. Sec. Nts. due 05/15/13 (a)                     700,000          782,250
   8.75% Sr. Unsec. Unsub. Nts. due 06/15/08                 78,000           83,655
   8.875% Sr. Unsec. Nts. due 02/15/11                       21,000           22,890

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
  Calpine Corp.,
   7.625% Sr. Nts. due 04/15/06                        $    100,000   $       88,500
   8.25% Sr. Unsec. Nts. due 08/15/05                        50,000           48,375
   8.50% Sr. Sec. Nts. due 07/15/10 (a)                     500,000          487,500
   8.75% Sr. Sec. Nts. due 07/15/13 (a)                     250,000          243,750
   8.75% Sr. Unsec. Nts. due 07/15/07                       175,000          143,500
   9.875% Sr. Sec. Nts. due 12/01/11 (a)                    300,000          308,250
  Central Termica Guemes SA, 2.00% Nts. due
  09/26/10 (a)(f)(m)                                         45,000            4,500
  CMS Energy Corp.,
   7.75% Sr. Nts. due 08/01/10 (a)                           50,000           52,562
   8.50% Sr. Nts. due 04/15/11                              100,000          108,000
   9.875% Sr. Unsec. Nts. due 10/15/07                      300,000          334,500
  CMS Energy X-TRAS Pass-Through Trust I,
  7.00% Sr. Unsec. Pass-Through Certificates
  due 01/15/05                                              200,000          205,000
  Consumers Energy Co., 7.375% Bonds due
  09/15/23                                                  100,000          102,350
  Edison Mission Energy,
   9.875% Sr. Unsec. Nts. due 04/15/11                      100,000          104,000
   10.00% Sr. Unsec. Nts. due 08/15/08                      350,000          363,125
  Mirant Mid-Atlantic LLC, Mortgage Related
  Pass-Through Certificates, 8.625% Sec. Nts.,
  Series A due 06/30/12 (f)                                 133,335          134,002
  MSW Energy Holdings LLC/MSW Energy
  Finance Co., Inc.,
   7.375% Sr. Sec. Nts. due 09/01/10 (a)                    100,000          104,500
   8.50% Sr. Sec. Nts. due 09/01/10 (a)                      50,000           54,500
  Noteco Ltd., 6.68% Nts. due 06/01/15
  (GBP)(f)(m)                                                17,000           43,288
  NRG Energy, Inc., 8.00% Sr. Nts. due
  12/15/13 (a)                                              400,000          420,500
  PG&E Corp., 6.875% Sr. Sec. Nts. due
  07/15/08 (a)                                              100,000          108,250
  Reliant Resources, Inc.,
   9.25% Sr. Sec. Nts. due 07/15/10 (a)                     300,000          318,000
   9.50% Sr. Sec. Nts. due 07/15/13 (a)                     200,000          214,000
  Western Resources, Inc., 9.75% Sr. Unsec. Nts.
  due 05/01/07                                              200,000          227,250
 Electrical Components & Equipment - .04%
  General Cable Corp., 9.50% Sr. Nts. due
  11/15/10 (a)                                              100,000          107,000
 Electronics - .15%
  Fisher Scientific International, Inc., 8.125%
  Sr. Sub. Nts. due 05/01/12                                152,000          163,020
  Stoneridge, Inc., 11.50% Sr. Unsec. Nts. due
  05/01/12                                                  200,000          236,000
 Engineering & Construction - .10%
  North American Energy Partners, Inc., 8.75%
  Sr. Nts. due 12/01/11 (a)                                  50,000           52,500
  URS Corp.,
   11.50% Sr. Unsec. Nts. due 09/15/09 (f)                  100,000          113,125
   12.25% Sr. Sub. Nts., Series B due 05/01/09 (f)          100,000          106,875
 Entertainment - 1.18%
  AMC Entertainment, Inc., 9.50% Sr. Unsec
  Sub. Nts. due 02/01/11                                    100,000          105,000
  Cinemark USA, Inc., 9.00% Sr. Sub. Nts. due
  02/01/13                                                  100,000          112,500
  Gaylord Entertainment Co., 8.00% Sr. Nts.
  due 11/15/13 (a)                                          100,000          105,500
  Hollywood Park, Inc., 9.25% Sr. Unsec. Sub.
  Nts., Series B due 02/15/07                          $     75,000   $       77,625
  Intrawest Corp., 7.50% Sr. Nts. due 10/15/13 (a)          250,000          260,000
  Isle of Capri Casinos, Inc., 9.00% Sr. Unsec. Nts.
  due 03/15/12                                              275,000          305,937
  Mohegan Tribal Gaming Authority,
   6.375% Sr. Sub. Nts. due 07/15/09                        100,000          103,250
   8.00% Sr. Unsec. Sub. Nts. due 04/01/12                  400,000          433,000
   8.375% Sr. Sub. Nts. due 07/01/11 (f)                    200,000          218,000
  Penn National Gaming, Inc., 8.875% Sr. Sub.
  Nts. due 03/15/10 (f)                                     300,000          325,500
  Premier Parks, Inc., 9.75% Sr. Nts. due 06/15/07          150,000          157,312
  Regal Cinemas, Inc., 9.375% Sr. Unsec. Sub.
  Nts., Series B due 02/01/12                               100,000          113,000
  Six Flags, Inc.,
   8.875% Sr. Nts. due 02/01/10                             300,000          307,875
   9.75% Sr. Nts. due 04/15/13                              450,000          473,625
 Environmental Control - .91%
  Allied Waste North America, Inc.,
   7.875% Sr. Nts. due 04/15/13                             100,000          108,250
   8.50% Sr. Sub. Nts. due 12/01/08                         300,000          333,750
   9.25% Sr. Nts., Series B due 09/01/12                  1,500,000        1,702,500
  Imco Recycling, Inc., 10.375% Sr. Sec. Nts. due
  10/15/10 (a)                                              150,000          154,125
  IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts.,
  Series B due 04/01/09 (b)(r)                              100,000               --
  Safety-Kleen Corp., 9.25% Sr. Unsec. Nts. due
  05/15/09 (b)(f)(r)                                        150,000            7,500
  Synagro Technologies, Inc., 9.50% Sr. Unsec.
  Sub. Nts. due 04/01/09                                     75,000           81,375
 Food - .74%
  American Seafoods Group LLC, 10.125% Sr.
  Unsec. Sub. Nts. due 04/15/10 (f)                         100,000          119,375
  Aurora Foods, Inc., 8.75% Sr. Sub. Nts.,
  Series B due 07/01/08 (b)(r)                              100,000           78,000
  Burns Philp Capital Pty Ltd., 9.75% Sr. Sub.
  Nts. due 07/15/12 (a)                                     100,000          107,000
  Del Monte Corp., 8.625% Sr. Sub. Nts. due
  12/15/12                                                  100,000          109,500
  Delhaize America, Inc., 8.125% Unsec. Nts.
  due 04/15/11                                              318,000          365,700
  Doane Pet Care Co., 10.75% Sr. Unsec. Nts.
  due 03/01/10 (f)                                          100,000          103,500
  Dole Food Co., Inc.,
   8.625% Sr. Nts. due 05/01/09 (c)                         200,000          219,500
   8.875% Sr. Unsec. Nts. due 03/15/11                       50,000           54,875
  Dominos, Inc., 8.25% Sr. Sub. Nts. due
  07/01/11 (a)                                              100,000          107,125
  Fleming Cos., Inc.,
   10.125% Sr. Unsec. Nts. due 04/01/08 (b)(r)              100,000           22,000
   10.625% Sr. Unsec. Sub. Nts., Series D due
   07/31/07 (b)(f)(r)                                       100,000              250
  Great Atlantic & Pacific Tea Co., Inc. (The),
  9.125% Sr. Nts. due 12/15/11                              100,000           91,500
  Michael Foods, Inc., 8.00% Sr. Sub. Nts. due
  11/15/13 (a)                                              100,000          104,250
  Pantry, Inc. (The), 10.25% Sr. Sub. Nts. due
  10/15/07                                                   50,000           51,750
  Pinnacle Foods Holding Corp., 8.25% Sr. Sub.
  Nts. due 12/01/13 (a)                                     100,000          103,500

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
  Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub.
  Nts. due 02/15/08                                    $    100,000   $      101,000
  United Biscuits Finance PLC, 10.75% Sr. Sub.
  Nts. due 04/15/11 (GBP)(f)                                100,000          201,355
 Forest Products & Paper - .73%
  Abitibi-Consolidated, Inc., 8.55% Unsec. Nts.
  due 08/01/10                                               75,000           83,520
  Boise Cascade Corp.,
   6.50% Sr. Nts. due 11/01/10                              100,000          104,316
   7.00% Sr. Nts. due 11/01/13                              150,000          155,931
  Buckeye Technologies, Inc., 8.50% Sr. Nts.
  due 10/01/13                                               50,000           53,500
  Doman Industries Ltd., 8.75% Sr. Nts. due
  03/15/04 (b)(f)(r)                                        200,000           34,000
  Fort James Corp., 6.875% Sr. Nts. due 09/15/07            200,000          211,000
  Georgia-Pacific Corp.,
   8.125% Sr. Unsec. Nts. due 05/15/11                      900,000          990,000
   9.375% Sr. Unsec. Nts. due 02/01/13                      200,000          230,000
  Inland Fiber Group LLC, 9.625% Sr. Unsec.
  Nts. due 11/15/07                                         100,000           52,000
 Gas - .04%
  SEMCO Energy, Inc.,
   7.125% Sr. Nts. due 05/15/08                              50,000           52,062
   7.75% Sr. Nts. due 05/15/13                               50,000           52,562
 Health Care - Products - .28%
  Fresenius Medical Care Capital Trust II, 7.875%
  Units due 02/01/08 (f)                                    100,000          107,000
  Fresenius Medical Care Capital Trust III,
  7.375% Sr. Sub. Nts. due 02/01/08 (DEM)(f)                 10,000            6,816
  Fresenius Medical Care Capital Trust IV,
  7.875% Trust Preferred Nts. due 06/15/11                  400,000          432,000
  Hanger Orthopedic Group, Inc., 10.375%
  Sr. Nts. due 02/15/09 (f)                                  75,000           85,125
  Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts.,
  Series B due 08/15/12                                     100,000          109,250
 Health Care - Services - 1.14%
  Ameripath, Inc., 10.50% Sr. Unsec. Sub. Nts.
  due 04/01/13                                              100,000          106,500
  Extendicare Health Services, Inc., 9.50%
  Sr. Unsec. Sub. Nts. due 07/01/10 (f)                     100,000          111,000
  HCA, Inc., 6.30% Sr. Unsec. Nts. due 10/01/12             300,000          309,305
  Healthsouth Corp., 7.625% Unsec. Nts. due
  06/01/12                                                  200,000          187,000
  Magellan Health Services, Inc., 9.375% Sr. Nts.
  due 11/15/07 (a)(b)(r)                                    200,000          210,000
  PacifiCare Health Systems, 10.75% Sr. Unsec.
  Unsub. Nts. due 06/01/09                                  195,000          230,100
  Rotech Healthcare, Inc., 9.50% Sr. Unsec. Nts.
  due 04/01/12                                              175,000          182,875
  Tenet Healthcare Corp., 6.375% Sr. Unsec. Nts.
  due 12/01/11                                              302,000          289,920
  Triad Hospitals, Inc.,
   7.00% Sr. Sub. Nts. due 11/15/13 (a)                      70,000           70,525
   8.75% Sr. Unsec. Nts., Series B due 05/01/09             900,000          975,375
  US Oncology, Inc., 9.625% Sr. Sub. Nts. due
  02/01/12                                                  100,000          109,750
  Vanguard Health Systems, Inc., 9.75% Sr. Unsec.
  Sub. Nts. due 08/01/11                                    200,000          217,000
 Holding Companies - Diversified - .13%
  Kansas City Southern Railway Co. (The),
  7.50% Sr. Unsec. Nts. due 06/15/09                   $    100,000   $      102,500
  MDP Acquisitions PLC, 9.625% Sr. Unsec. Nts.
  due 10/01/12                                              100,000          112,000
  Stena AB,
   7.50% Sr. Nts. due 11/01/13 (a)                           77,000           79,310
   9.625% Sr. Unsec. Nts. due 12/01/12                       50,000           56,375
 Home Builders - .57%
  Beazer Homes USA, 8.375% Sr. Unsec. Nts.
  due 04/15/12                                               75,000           82,687
  D.R. Horton, Inc.,
   9.375% Sr. Unsec. Sub. Nts. due 03/15/11                 100,000          113,500
   9.75% Sr. Sub. Nts. due 09/15/10                          75,000           89,250
  K. Hovnanian Enterprises, Inc., 8.875%
  Sr. Unsec. Sub. Nts. due 04/01/12                         175,000          192,500
  KB Home,
   7.75% Sr. Nts. due 10/15/04                              100,000          102,500
   8.625% Sr. Sub. Nts. due 12/15/08                        250,000          280,000
   9.50% Sr. Unsec. Sub. Nts. due 02/15/11                  100,000          111,500
  Meritage Corp., 9.75% Sr. Unsec. Nts. due
  06/01/11                                                  100,000          111,750
  Standard Pacific Corp., 9.25% Sr. Sub. Nts. due
  04/15/12                                                  100,000          111,500
  WCI Communities, Inc., 9.125% Sr. Sub. Nts.
  due 05/01/12                                              175,000          192,500
  William Lyon Homes, Inc., 10.75% Sr. Unsec
  Nts. due 04/01/13                                         100,000          113,750
 Home Furnishings - .03%
  Salton, Inc., 10.75% Sr. Unsec. Sub. Nts. due
  12/15/05                                                   75,000           76,500
 Household Products & Wares - .12%
  Moore North American Finance, Inc., 7.875%
  Sr. Nts. due 01/15/11 (a)                                  50,000           56,625
  Playtex Products, Inc., 9.375% Sr. Unsec. Sub.
  Nts. due 06/01/11                                         250,000          252,500
 Insurance - .00%
  Conseco, Inc., Escrow Shares, 10.75% Sr. Unsec.
  Nts. due 06/15/09 (b)(f)(r)                               100,000               --
 Internet - .00%
  Exodus Communications, Inc., 10.75% Sr. Nts.
  due 12/15/09 (EUR)(b)(f)(r)                                81,993            4,640
  NorthPoint Communications Group, Inc.,
  12.875% Sr. Unsec. Sub. Nts. due
  02/15/10 (b)(f)(r)                                         40,035                4
  PSINet, Inc., 11.00% Sr. Nts. due
  08/01/09 (b)(f)(r)                                         90,156            4,733
  Teligent, Inc., 11.50% Sr. Nts. due
  12/01/07 (b)(f)(r)                                        100,000               --
 Iron & Steel - .32%
  AK Steel Corp., 7.875% Sr. Unsec. Nts. due
  02/15/09                                                   50,000           43,875
  Oregon Steel Mills, Inc., 10.00% Unsec. Nts.
  due 07/15/09                                              300,000          263,250
  Steel Dynamics, Inc., 9.50% Sr. Unsec. Nts.
  due 03/15/09                                              175,000          194,250
  United States Steel Corp.,
   9.75% Sr. Nts. due 05/15/10                              100,000          112,500
   10.75% Sr. Nts. due 08/01/08                             200,000          234,000

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
 Leisure Time - .15%
  Premier Cruise Ltd., 11.00% Sr. Nts. due
  03/15/08 (b)(f)(r)                                   $     50,000   $           --
  Royal Caribbean Cruises Ltd.,
   8.00% Sr. Unsec. Nts. due 05/15/10                       100,000          109,000
   8.75% Sr. Unsec. Unsub. Nts. due 02/02/11                200,000          226,000
  Worldspan LP/Worldspan Financial Corp.,
  9.625% Sr. Nts. due 06/15/11 (a)                           50,000           51,500
 Lodging - 1.79%
  Aztar Corp., 9.00% Sr. Unsec. Sub. Nts. due
  08/15/11                                                  250,000          274,375
  Boyd Gaming Corp., 8.75% Sr. Unsec. Sub. Nts.
  due 04/15/12                                              175,000          192,063
  Coast Hotels & Casinos, Inc., 9.50% Sr. Sub.
  Nts. due 04/01/09                                         200,000          211,500
  Florida Panthers Holdings, Inc., 9.875% Sr. Sub.
  Nts. due 04/15/09                                         150,000          159,750
  Hilton Hotels Corp., 7.625% Sr. Unsec. Nts.
  due 12/01/12                                              300,000          337,125
  HMH Properties, Inc., 7.875% Sr. Sec. Nts. due
  08/01/08                                                  400,000          416,000
  John Q Hamons Hotels, Inc., 8.875% Sr. Nts.,
  Series B due 05/15/12                                     100,000          110,250
  Jupiters Ltd., 8.50% Sr. Unsec. Nts. due
  03/01/06 (f)                                               75,000           81,750
  Mandalay Resort Group, 10.25% Sr. Unsec. Sub.
  Nts., Series B due 08/01/07                               100,000          115,500
  MGM Mirage, 9.75% Gtd. Sr. Sub. Nts. due
  06/01/07                                                  500,000          570,000
  Park Place Entertainment Corp.,
   7.875% Sr. Sub. Nts. due 03/15/10                        100,000          110,750
   9.375% Sr. Unsec. Sub. Nts. due 02/15/07                 300,000          339,750
  Prime Hospitality Corp., 8.375% Sr. Unsec
  Sub. Nts. due 05/01/12                                    175,000          180,688
  Starwood Hotels & Resorts Worldwide, Inc.,
  7.875% Sr. Nts. due 05/01/12                              500,000          562,500
  Station Casinos, Inc., 9.875% Sr. Unsec. Sub.
  Nts. due 07/01/10                                         200,000          220,000
  Sun International Hotels Ltd., 8.875% Sr. Sub.
  Nts. due 08/15/11                                         300,000          327,750
  Trump Holdings & Funding, 11.625% Sr. Sec
  Nts. due 03/15/10                                         150,000          143,625
  Vail Resorts, Inc., 8.75% Sr. Unsec. Sub. Nts.
  due 05/15/09                                               50,000           52,750
  Venetian Casino Resort LLC/Las Vegas Sands,
  Inc., 11.00% Sec. Nts. due 06/15/10                       250,000          290,000
 Machinery - Construction & Mining - .04%
  Terex Corp., 9.25% Sr. Unsec. Sub. Nts. due
  07/15/11                                                  100,000          110,000
 Machinery - Diversified - .13%
  AGCO Corp., 9.50% Sr. Unsec. Nts. due
  05/01/08                                                  200,000          219,000
  NMHG Holding Co.,
  10.00% Unsec. Nts. due 05/15/09 (f)                       100,000          110,500
 Media - 3.77%
  Adelphia Communications Corp.,
   10.25% Sr. Unsec. Nts. due 11/01/06 (b)(r)               100,000           93,000
   10.25% Sr. Unsec. Sub. Nts. due 06/15/11 (b)(r)          200,000          189,000
   10.875% Sr. Unsec. Nts. due 10/01/10 (b)(r)              200,000          187,000
  Albritton Communications Co., 7.75%
  Sr. Unsec. Sub. Nts. due 12/15/12                    $    300,000   $      311,250
  Block Communications, Inc., 9.25% Sr. Sub.
  Nts. due 04/15/09                                         175,000          188,125
  Charter Communications Holdings II LLC/
  Charter Communications Holdings II
  Capital Corp., 10.25% Sr. Nts. due 09/15/10 (a)           300,000          315,000
  Charter Communications Holdings LLC/
  Charter Communications Holdings
  Capital Corp.,
   8.625% Sr. Unsec. Nts. due 04/01/09                    1,000,000          872,500
   0%/9.92% Sr. Unsec. Disc. Nts. due
   04/01/11 (d)                                             300,000          256,500
   10.75% Sr. Unsec. Nts. due 10/01/09                      300,000          275,250
   11.125% Sr. Unsec. Nts. due 01/15/11                     100,000           91,750
  Corus Entertainment, Inc., 8.75% Sr. Sub. Nts.
  due 03/01/12                                              175,000          192,500
  CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub
  Nts., Series B due 04/01/11                             1,050,000        1,105,125
  Dex Media East LLC/Dex Media East Finance
  Co., 9.875% Sr. Unsec. Nts. due 11/15/09                  100,000          114,500
  Dex Media Finance/West,
   8.50% Sr. Nts. due 08/15/10 (a)                          100,000          111,375
   9.875% Sr. Sub. Nts. due 08/15/13 (a)                    200,000          232,500
  Dex Media, Inc., 8.00% Nts. due 11/15/13 (a)              300,000          315,000
  DirecTV Holdings LLC, 8.375% Sr. Nts. due
  03/15/13                                                  500,000          580,000
  EchoStar DBS Corp.,
   9.375% Sr. Unsec. Nts. due 02/01/09                      150,000          157,688
   10.375% Sr. Unsec. Nts. due 10/01/07                     500,000          548,125
  Emmis Communications Corp.,
   8.125% Sr. Unsec. Sub. Nts., Series B
   due 03/15/09                                             150,000          157,313
   0%/12.50% Sr. Unsec. Disc. Nts. due
   03/15/11 (d)                                             116,000          107,445
  Entravision Communications Corp., 8.125%
  Sr. Unsec. Sub. Nts. due 03/15/09                         175,000          187,250
  Granite Broadcasting Corp., 9.75% Sr. Sec. Nts.
  due 12/01/10 (a)                                          300,000          299,250
  Hollinger International Publishng, Inc., 9.00%
  Sr. Unsec. Nts. due 12/15/10                              200,000          212,500
  Houghton Mifflin Co., 8.25% Sr. Nts. due
  02/01/11                                                  100,000          107,000
  Lin Television Corp., 6.50% Sr. Sub. Nts. due
  05/15/13 (a)                                              150,000          150,188
  LodgeNet Entertainment Corp., 9.50% Sr. Sub.
  Nts. due 06/15/13 (f)                                      50,000           54,750
  Mediacom LLC/Mediacom Capital Corp., 9.50%
  Sr. Unsec. Nts. due 01/15/13                              200,000          212,000
  News America Holdings, Inc., 8.875% Sr. Unsec
  Nts. due 04/26/23                                         185,000          237,161
  PRIMEDIA, Inc., 8.00% Sr. Nts. due
  05/15/13 (a)                                              300,000          306,000
  Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts.,
  Series B due 07/01/11                                     200,000          220,500
  Shaw Communications, Inc., 8.54% Unsec
  Unsub. Nts. due 09/30/27 (CAD)                             80,000           59,375
  Sinclair Broadcast Group, Inc.,
   8.00% Sr. Sub. Nts. due 03/15/12                         600,000          648,000
   8.75% Sr. Sub. Nts. due 12/15/11                         100,000          111,000

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
  Spanish Broadcasting System, Inc., 9.625%
  Sr. Unsec. Sub. Nts. due 11/01/09                    $    200,000   $      213,500
  Videotron LTEE, 6.875% Sr. Nts. due
  01/15/14 (a)                                              100,000          103,250
  Vivendi Universal SA, 9.25% Sr. Nts. due
  04/15/10 (a)                                              150,000          177,750
  WRC Media, Inc./Weekly Reader Corp./
  Compass Learning Corp., 12.75% Sr. Sub. Nts.
  due 11/15/09                                              200,000          191,000
 Metal Fabrication & Hardware - .07%
  California Steel Industries Corp., 8.50% Sr
  Unsec. Nts., Series B due 04/01/09                         75,000           78,656
  TriMas Corp., 9.875% Sr. Unsec. Sub. Nts.
  due 06/15/12                                              100,000          104,250
 Mining - .25%
  Century Aluminum Co., 11.75% Sr. Sec. Nts.
  due 04/15/08                                              100,000          111,500
  Compass Minerals Group, Inc., 10.00% Sr. Sub.
  Nts. due 08/15/11                                         100,000          112,000
  Jorgensen (Earle M.) Co., 9.75% Sr. Unsec. Nts.
  due 06/01/12                                              100,000          111,000
  Kaiser Aluminum & Chemical Corp., 10.875%
  Sr. Nts., Series B due 10/15/06 (b)(f)(r)                 250,000          225,000
  Metallurg, Inc., 11.00% Sr. Nts. due 12/01/07             150,000           84,000
 Miscellaneous - Manufacturing - .55%
  Actuant Corp., 13.00% Sr. Sub. Nts. due
  05/01/09                                                   32,000           41,600
  Blount, Inc., 13.00% Sr. Sub. Nts. due
  08/01/09                                                   50,000           53,875
  Great Lakes Dredge & Dock Corp., 7.75%
  Sr. Sub. Nts. due 12/15/13 (a)                            100,000          102,875
  Insilco Corp., 12.00% Sr. Sub. Nts. due
  08/15/07 (b)(f)(r)                                         50,000              206
  Jacuzzi Brands, Inc., 9.625% Sr. Sec. Nts.
  due 07/01/10 (a)                                           78,000           85,800
  Roller Bearing Co. of America, Inc., 9.625%
  Sr. Sub. Notes, Series B due 06/15/07                     125,000          116,406
  SPX Corp., 7.50% Sr. Nts. due 01/01/13                    200,000          217,500
  TD Funding Corp., 8.375% Sr. Sub. Nts.
  due 07/15/11                                              100,000          106,375
  Tyco International Group SA,
   6.375% Unsec. Nts. due 10/15/11                          560,000          598,500
   6.75% Sr. Unsec. Unsub. Nts. due 02/15/11                100,000          109,250
 Oil & Gas - 2.01%
  Chesapeake Energy Corp., 8.125% Sr. Unsec
  Nts. due 04/01/11                                         200,000          222,000
  Forest Oil Corp., 7.75% Sr. Unsec. Nts. due
  05/01/14                                                  175,000          185,063
  Frontier Oil Corp., 11.75% Sr. Nts. due
  11/15/09                                                   50,000           56,500
  Ocean Rig Norway AS, 10.25% Sr. Sec. Nts.
  due 06/01/08                                              300,000          282,000
  Paramount Resources Ltd., 7.875% Sr. Nts.
  due 11/01/10                                              100,000           99,500
  Pemex Project Funding Master Trust,
   6.625% Unsec. Unsub. Nts. due 04/04/10
   (EUR)                                                    230,000          299,384
   8.50% Unsec. Unsub. Nts. due 02/15/08                    130,000          148,200
  Pemex Project Funding Master Trust 2, 7.375%
  Unsec. Unsub. Nts. due 12/15/14                           270,000          288,225
  Petroleos Mexicanos, 6.50% Unsub. Nts. due
  02/01/05                                             $  2,130,000   $    2,228,406
  Petronas Capital Ltd., 7.875% Bond due
  05/22/22                                                   50,000           59,413
  Pioneer Natural Resource Co., 7.50% Sr. Nts.
  due 04/15/12                                              200,000          229,867
  Premcor Refining Group, Inc., 9.50%
  Sr. Unsec. Nts. due 02/01/13 (f)                          200,000          228,000
  Tesoro Petroleum Corp., 8.00% Sr. Sec. Nts.
  due 04/15/08                                              350,000          371,875
  Tom Brown, Inc., 7.25% Unsec. Nts. due
  09/15/13                                                   50,000           52,875
  Westport Resources Corp.,
   8.25% Sr. Sub. Nts. due 11/04/11 (a)                     200,000          220,000
   8.25% Sr. Unsec. Sub. Nts. due 11/01/11                  100,000          110,000
  XTO Energy, Inc., 7.50% Sr. Nts. due
  04/15/12                                                  175,000          197,750
 Oil & Gas Services - .12%
  Hanover Compressor Co., 8.625% Sr. Nts. due
  12/15/10                                                  100,000          104,000
  Hanover Equipment Trust 2001, 8.50% Sr. Sec
  Nts., Series A due 09/01/08                               100,000          106,000
  Universal Compression, Inc., 7.25% Sr. Unsec
  Nts. due 05/15/10                                         100,000          104,000
 Packaging & Containers - .77%
  Ball Corp.,
   6.875% Sr. Unsec. Nts. due 12/15/12                       50,000           52,250
   7.75% Sr. Unsec. Nts. due 08/01/06                        50,000           53,750
  Berry Plastics Corp.,
   10.75% Sr. Sub. Nts. due 07/15/12                        100,000          115,125
   10.75% Sr. Sub. Nts. due 07/15/12 (a)                    100,000          115,125
  Crown European Holdings SA,
   9.50% Sr. Sec. Nts. due 03/01/11                         100,000          113,250
   10.875% Sr. Sec. Nts. due 03/01/13                        50,000           58,813
  Graphic Packaging International,
   8.50% Sr. Nts. due 08/15/11 (d)                          150,000          164,250
   9.50% Sr. Sub. Nts. due 08/15/13 (d)                     100,000          110,500
  Owens-Brockway Glass Container, Inc.,
   7.75% Sr. Sec. Nts. due 05/15/11                         250,000          268,438
   8.25% Sr. Unsec. Nts. due 05/15/13                       200,000          214,750
   8.75% Sr. Sec. Nts. due 11/15/12                         250,000          278,438
   8.875% Sr. Sec. Nts. due 02/15/09                        100,000          109,625
  Stone Container Corp.,
   8.375% Sr. Unsec. Nts. due 07/01/12                      100,000          108,500
   9.25% Sr. Unsec. Nts. due 02/01/08                        50,000           55,250
   9.75% Sr. Unsec. Nts. due 02/01/11                       100,000          110,500
  Tekni-Plex, Inc., 8.75% Sr. Sec. Nts. due
  11/15/13 (a)                                              100,000          104,250
 Pharmaceuticals - .22%
  aaiPharma, Inc., 11.00% Sr. Unsec. Sub. Nts.
  due 04/01/10                                              125,000          141,875
  AmerisourceBergen Corp., 7.25% Sr. Unsec
  Nts. due 11/15/12                                         100,000          107,750
  Sybron Dental Specialties, Inc., 8.125% Unsec
  Sub. Nts. due 06/15/12                                    150,000          163,125
  Valeant Pharmaceuticals International, 7.00%
  Sr. Nts. due 12/15/11 (a)                                 150,000          154,500
 Pipelines - 1.25%
  Dynegy Holdings, Inc.,
   6.875% Sr. Unsec. Unsub. Nts. due 04/01/11               450,000          414,563

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
   8.75% Sr. Nts. due 02/15/12                         $    300,000   $      302,625
   10.125% Sr. Sec. Nts. due 07/15/13 (a)                   200,000          230,000
  El Paso Production Holding Co., 7.75% Sr. Nts.
  due 06/01/13 (a)                                          250,000          246,250
  GulfTerra Energy Partner LP,
   8.50% Sr. Unsec. Sub. Nts., Series B due
   06/01/10                                                  43,000           48,805
   10.625% Sr. Unsec. Sub. Nts. due 12/01/12                 67,000           83,080
  Leviathan Gas Pipeline Partners LP/Leviathan
  Finance Corp., 10.375% Sr. Unsec. Sub. Nts.,
  Series B due 06/01/09 (f)                                 200,000          217,000
  Southern Natural Gas Co., 8.00% Sr. Unsec
  Unsub. Nts. due 03/01/32                                  200,000          206,500
  Tennessee Gas Pipeline Co., 7.50% Unsec. Nts.
  due 04/01/17                                              300,000          309,750
  Williams Cos., Inc. (The),
   7.125% Nts. due 09/01/11                                 400,000          423,000
   8.625% Sr. Nts. due 06/01/10                             350,000          392,875
   9.25% Sr. Unsec. Unsub. Nts.  due 03/15/04               400,000          405,000
 REITS - .50%
  Capstar Hotel Co., 8.75% Sr. Sub. Nts. due
  08/15/07 (f)                                               25,000           25,313
  Felcor Lodging LP, 9.00% Sr. Nts. due
  06/01/11                                                  200,000          217,000
  Genesis HealthCare Corp., 8.00% Sr. Sub. Nts.
  due 10/15/13 (a)                                           50,000           52,125
  Host Marriott LP, 9.50% Sr. Nts. due
  01/15/07                                                  100,000          111,250
  MeriStar Hospitality Corp.,
   8.75% Sr. Unsec. Sub. Nts. due 08/15/07                   50,000           50,625
   9.125% Sr. Unsec. Nts. due 01/15/11                      650,000          689,000
  Saul (B.F.) Real Estate Investment Trust, 9.75%
  Sr. Sec. Nts., Series B due 04/01/08                      165,000          172,219
 Retail - .72%
  AmeriGas Partners LP/AmeriGas Eagle
  Finance Corp., 8.875% Sr. Unsec. Nts. due
  05/20/11                                                  200,000          220,000
  Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts. due
  03/15/08 (f)                                               50,000           18,000
  Asbury Automotive Group, Inc., 9.00% Sr. Sub.
  Nts. due 06/15/12                                         100,000          105,750
  AutoNation, Inc., 9.00% Sr. Unsec. Nts. due
  08/01/08                                                  200,000          229,500
  Eye Care Centers of America, Inc., 9.125% Sr
  Unsec. Sub. Nts. due 05/01/08 (f)                          25,000           25,000
  Finlay Enterprises, Inc., 9.00% Sr. Nts. due
  05/01/08                                                  100,000          102,375
  Finlay Fine Jewelry Corp., 8.375% Sr. Nts. due
  05/01/08                                                   50,000           51,750
  Hollywood Entertainment Corp., 9.625% Sr
  Sub. Nts. due 03/15/11 (f)                                100,000          107,500
  J.C. Penney Co., Inc., 8.00% Sr. Unsec. Nts.
  due 03/01/10                                              100,000          114,625
  Petco Animal Supplies, Inc., 10.75% Sr. Sub.
  Nts. due 11/01/11 (f)                                      50,000           58,500
  Remington Arms Company, 10.50% Sr. Sub.
  Nts. due 02/01/11                                          50,000           53,250
  Rent-A-Center, 7.50% Sr. Sub. Nts., Series B
  due 05/01/10                                               50,000           52,750
  Rite Aid Corp.,
   8.125% Sr. Sec. Nts. due 05/01/10                   $    150,000   $      161,250
   9.50% Sr. Sec. Nts. due 02/15/11                          50,000           56,375
  Saks, Inc.,
   8.25% Sr. Unsec. Nts. due 11/15/08                       300,000          333,000
   9.875% Unsec. Nts. due 10/01/11                          100,000          119,000
  United Auto Group, Inc., 9.625% Sr. Unsec
  Sub. Nts. due 03/15/12                                     75,000           84,000
 Savings & Loans - .09%
  Western Financial Bank, 9.625% Unsec. Sub.
  Nts. due 05/15/12                                         200,000          223,000
 Semiconductors - .33%
  AMI Semiconductor, Inc., 10.75% Sr. Sub. Nts.
  due 02/01/13                                               98,000          116,865
  Amkor Technology, Inc.,
   7.75% Sr. Nts. due 05/15/13                              350,000          375,375
   9.25% Sr. Unsec. Sub. Nts. due 02/15/08                  100,000          113,500
  ASAT Finance LLC, 12.50% Sr. Unsec. Nts.
  due 11/01/06 (f)                                           32,500           34,491
  ChipPAC International Co. Ltd., 12.75% Sr
  Unsec. Sub. Nts., Series B due 08/01/09                   200,000          221,000
 Shipbuilding - .01%
  Millenium Seacarriers, Inc., 12.00% Sr. Sec
  Nts. due 07/15/05 (b)(f)(m)(r)                            100,000           38,470
 Software - .04%
  NDCHealth Corp., 10.50% Sr. Unsec. Sub.
  Nts. due 12/01/12                                         100,000          112,500
 Telecommunications - 3.95%
  360networks, Inc., 13.00% Sr. Unsec. Nts. due
  05/01/08 (EUR)(b)(f)(r)                                    50,000               --
  Adelphia Business Solutions, Inc., 12.00%
  Sr. Sub. Nts. due 11/01/07 (b)(f)(r)                       50,000              125
  Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts.
  due 02/01/11                                              300,000          306,000
  American Color Graphics, 10.00% Sr. Sec. Nts.
  due 06/15/10                                               50,000           51,250
  American Tower Corp., 9.375% Sr. Nts. due
  02/01/09                                                  350,000          372,750
  American Tower Escrow Corp., Zero Coupon
  Unsec. Disc. Nts. due 08/01/08                            200,000          138,000
  CellNet Data Systems, Inc., 14.00% Sr. Unsec
  Disc. Nts. due 10/01/07 (b)(r)                             45,000               --
  Centennial Cellular Operating Co./ Centennial
  Communications Corp., 10.125% Gtd. Sr. Nts.
  due 06/15/13                                              300,000          329,250
  COLO.com, Inc., 13.875% Sr. Nts. due
  03/15/10 (a)(b)(f)(r)                                      42,050              105
  Crown Castle International Corp., 7.50%
  Sr. Nts. due 12/01/13 (a)                                 100,000          100,500
  Dobson Communications Corp.,
   8.875% Sr. Nts. due 10/01/13                             350,000          354,375
   10.875% Sr. Unsec. Nts. due 07/01/10                     100,000          109,000
  Focal Communications Corp.,
   11.875% Sr. Unsec. Nts., Series B due
   01/15/10 (b)(f)(r)                                        10,000              750
   12.125% Sr. Unsec. Disc. Nts. due
   02/15/08 (b)(f)(r)                                        20,000            1,500
  Insight Midwest LP/Insight Capital, Inc.,
  9.75% Sr. Nts. due 10/01/09                               100,000          105,750

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (j)      (NOTE 1)
                                                       ------------   --------------
  Intermedia Communications, Inc., 0%/12.25%
  Sr. Disc. Nts., Series B due 03/01/09 (b)(d)(r)      $     50,000   $       18,500
  Leap Wireless International, Inc., 0%/14.50%
  Sr. Unsec. Disc. Nts. due 04/15/10 (b)(d)(f)(r)           300,000           36,000
  Level 3 Communications, Inc., 10.50% Sr. Disc
  Nts. due 12/01/08                                         300,000          282,750
  MCI Communications Corp., 7.75% Unsec
  Deb. due 03/23/25 (b)(r)                                   50,000           40,250
  Metromedia Fiber Network, Inc., 10.00% Sr
  Unsec. Nts., Series B due 11/15/08 (b)(f)(r)              150,000            9,000
  Nextel Communications, Inc.,
   7.375% Unsec. Bond due 08/01/15                          140,000          150,500
   9.375% Sr. Unsec. Nts. due 11/15/09                    1,000,000        1,090,000
   9.50% Sr. Nts. due 02/01/11                              200,000          226,000
  Nextel Partners, Inc.,
   11.00% Sr. Unsec. Nts. due 03/15/10                      200,000          221,000
   11.00% Sr. Unsec. Nts. due 03/15/10                       50,000           55,250
   12.50% Sr. Unsec. Nts. due 11/15/09                      137,000          158,920
  Nextlink Communications, Inc., Escrow Shares,
   9.00% Sr. Unsec. Nts. due 03/15/08 (b)(f)(r)             100,000               --
   10.75% Sr. Unsec. Nts. due 11/15/08 (b)(f)(r)             50,000               --
   0%/12.25% Sr. Unsec. Disc. Nts. due
   06/01/09 (b)(d)(f)(r)                                    150,000               --
  Orbcomm Global LP, Escrow Shares, 14.00%
  Sr. Nts. due 08/15/04 (b)(f)(r)                            75,000               --
  Orion Network Systems, Inc., 12.50% Sr. Disc
  Nts. due 01/15/07 (b)(f)(r)                               200,000          104,500
  PanAmSat Corp., 8.50% Sr. Unsec. Nts. due
  02/01/12                                                  200,000          222,000
  Qwest Corp.,
   7.20% Unsec. Nts. due 11/01/04                           400,000          409,000
   9.125% Unsec. Unsub. Nts. due 03/15/12 (a)             1,100,000        1,262,250
  Qwest Services Corp., 13.50% Sr. Sec. Sub.
  Nts. due 12/15/10 (a)                                     800,000          972,000
  Rural Cellular Corp.,
   9.625% Sr. Sub. Nts., Series B due 05/15/08              100,000           97,500
   9.875% Sr. Nts. due 02/01/10                             150,000          159,750
  SBA Communications Corp.,
   10.25% Sr. Unsec. Nts. due 02/01/09                      200,000          196,500
   12.00% Sr. Unsec. Disc. Nts. due 03/01/08 (f)            162,000          176,175
  SBA Telecommunications, Inc./SBA
  Communications Corp., 0%/9.75% Sr. Nts.
  due 12/19/11 (a)(d)                                       350,000          246,750
  Spectrasite, Inc., 8.25% Sr. Nts. due
  05/15/10 (f)                                               50,000           53,375
  Sprint Capital Corp., 8.375% Unsec. Nts. due
  03/15/12                                                  800,000          934,240
  Telewest Communication PLC, 0%/9.875%
  Sr. Nts. due 04/15/09 (GBP)(b)(d)(f)(r)                   100,000           83,749
  Telus Corp., 7.50% Nts. due 06/01/07                      350,000          391,700
  Time Warner Telecom LLC/Time Warner
  Telecom, Inc., 9.75% Sr. Unsec. Unsub. Nts.
  due 07/15/08                                              300,000          309,000
  Triton PCS, Inc.,
   8.50% Sr. Nts. due 06/01/13                              100,000          107,500
   8.75% Sr. Unsec. Sub. Nts. due 11/15/11                  100,000           98,500
  US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub.
  Disc. Nts., Series B due 11/01/09 (d)                     300,000          217,500
  Viatel, Inc., 11.25% Sr. Sec. Nts.
   due 04/15/08 (b)(f)(r)                                   100,000               --
  VoiceStream Wireless Corp., 10.375% Sr. Unsec
  Nts. due 11/15/09 (f)                                $        377   $          420
  Western Wireless Corp., 9.25% Sr. Nts. due
  07/15/13                                                  150,000          158,250
 Textiles - .07%
  Collins & Aikman Floorcoverings, Inc.,
  9.75% Sr. Unsec. Sub. Nts. due 02/15/10                   175,000          187,250
 Transportation - .21%
  CP Ships Ltd., 10.375% Sr. Unsec. Nts. due
  07/15/12                                                  150,000          174,000
  Hornbeck-Leevac Marine Services, Inc.,
  10.625% Sr. Nts. due 08/01/08                             250,000          276,250
  Navigator Gas Transport PLC, 10.50% First
  Priority Ship Mtg. Nts. due 06/30/07 (a)(b)(f)(r)          25,000           10,500
  Petroleum Helicopters, Inc., 9.375% Sr. Nts.
  due 05/01/09                                               75,000           79,688
                                                                      --------------
 Total Corporate Bonds and Notes (cost: $98,489,914)                     102,661,958
                                                                      --------------

                                                          SHARES
                                                       ------------
COMMON STOCKS - .77%
  Banco Bradesco SA, Sponsored ADR (b)                        4,760          125,712
  Banco Itau Holding Financiera SA, ADR (b)                   2,355          114,853
  Bank Pekao SA-Regs S, GDR (b)                               2,915           84,111
  Brasil Telecom Participacoes SA, ADR (b)                    3,970          150,066
  Cesky Telecom A.S., GDR (b)                                 6,029           68,398
  Charles River Labs (b)                                        760           26,091
  Chesapeake Energy Corp. (b)                                    66              896
  Classic Holdco LLC (b)(f)                                      66               --
  Conseco, Inc. (b)                                           4,662          101,632
  Covad Communications Group, Inc. (b)                        4,132           14,875
  Dobson Communications Corp. - Class A (b)(f)                6,436           33,828
  Equinix, Inc. (b)                                             795           22,419
  Gedeon Richter Ltd., Sponsored ADR (b)                        443           52,445
  ICO Global Communication Holdings Ltd (b)(f)                3,007            1,383
  KGHM Polska Miedz SA, GDR (b)                               2,599           36,385
  Komercni Banka A.S., GDR (b)                                3,842          120,481
  Matav Rt, Sponsored ADR (b)                                 3,019           56,486
  Metrocall Holdings, Inc. (b)                                  225           16,425
  Microcell Telecommunications, Inc. - Class A (b)                2               28
  Microcell Telecommunications, Inc. - Class B (b)              255            3,410
  Mol Magyar Olay-Es Gazi, GDR (b)                            1,902           57,908
  NTL, Inc. (b)                                               3,845          268,189
  OpTel, Inc. (b)(f)                                             85               --
  Orbital Sciences Corp. (b)                                    279            3,354
  OTP Bank Rt, Regs S, GDR (b)                                3,717           95,874
  Paxson Communications Corp. (b)                            43,196               --
  Petroleo Brasileiro S.A., Sponsored ADR (b)                 6,780          198,247
  Pioneer Cos., Inc. (b)                                      1,786           14,556
  Polski Koncern Naftoway, GDR (b)                            6,764           90,358
  Prandium, Inc. (b)                                          3,625              127
  Price Communications Corp. (b)                              1,354           18,590
  Southern Pacific Funding Corp.,
  Liquidating Trust (b)(f)(m)                                52,418               --
  Sterling Chemicals, Inc. (b)                                  255            6,375
  Telekom Polska, GDR (b)                                    22,482           91,000
  TVMAX Holdings, Inc. (b)(f)                                   250              625
  UnitedGlobalCom, Inc. - Class A (b)                        15,511          131,533
  Viatel Holding Ltd. (Bermuda) (b)(f)                          392              862
  Viatel, Inc. (b)(f)                                           401               --

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                           VALUE
                                                          SHARES          (NOTE 1)
                                                       ------------   --------------
  WRC Media Corp. (a)(b)(f)                                     270   $            5
  XO Communications, Inc. (b)                                   255            1,466
                                                                      --------------
 Total Common Stocks (cost: $2,807,018)                                    2,008,993
                                                                      --------------
PREFERRED STOCKS - .25%
  BankUnited Capital Trust, 10.25% Capital
  Securities, 12/31/26 (f)                                  100,000          109,500
  Companhia de Bebidas das Americas,
  Sponsored ADR (b)                                           7,255          185,075
  Dobson Communications Corp., 6.00% Cvt. (a)                   100           17,975
  e.spire Communications, Inc., 12.75%
  Jr. Redeemable, Non-Vtg. (b)(f)(h)(r)                         620                6
  Eagle-Picher Holdings, Inc., 11.75% Cum
  Exchangeable, Series B, Non-Vtg. (f)                           10           73,000
  ICG Holdings, Inc., 14.25% Exchangeable,
  Non-Vtg. (b)(f)(h)(r)                                          43               --
  Metrocall Holdings, Inc., 15.00%
   Cum., Series A (f)                                            39              447
  Microcell Telecommunications, Inc., 9.00%
  Exchangeable, Non-Vtg                                         256            3,247
  Nebco Evans Holdings, Inc., 11.25% Sr
  Redeemable Exchangeable, Non-Vtg. (h)                       1,209               12
  NTL Europe, Inc., 10.00%, Series A, Non-Vtg                     4               30
  Paxson Communications Corp., 13.25% Cum
  Jr. Exchangeable, Non-Vtg. (h)                                500           46,000
  Rural Cellular Corp., 11.375% Cum. Sr.,
  Series B, Non-Vtg. (h)                                         55           42,900
  SF Holdings Group, Inc., 13.75% Exchangeable,
  Non-Vtg. (f)(h)                                           149,759               --
  Sovereign Real Estate Investment Trust,
  12.00% Non-Cum., Series A (a)(f)                          114,000          170,430
  XO Communications, Inc. (b)                                 2,761               --
                                                                      --------------
 Total Preferred Stocks (cost: $753,934)                                     648,622
                                                                      --------------

                                                          UNITS
                                                       ------------
RIGHTS, WARRANTS AND CERTIFICATES - .68%
  American Tower Corp. Wts., Exp
  08/01/08 (a)(b)(f)                                            200           25,000
  ASAT Finance LLC Wts., Exp
  11/01/06 (a)(b)(f)                                             50               50
  Chesapeake Energy Corp. Wts., Exp
  05/01/05 (b)(m)                                               828               --
  Chesapeake Energy Corp. Wts., Exp
  05/01/05 (b)(f)(m)                                            189                2
  Chesapeake Energy Corp. Wts., Exp
  09/01/04 (b)(m)                                               267               30
  COLO.com, Inc. Wts., Exp
  03/15/10 (a)(b)(f)                                             50               --
  Convergent Communications, Inc. Wts., Exp
  04/01/08 (a)(b)(f)                                            100                1
  Equinix, Inc. Wts., Exp
  12/01/07 (a)(b)(i)                                             50               --
  Grove Investors, Inc., Tranche A Wts., Exp
  09/14/08 (b)                                                  124               --
  Grove Investors, Inc., Tranche B Wts., Exp
  09/14/08 (b)                                                  124               --
  HF Holdings, Inc. Wts., Exp
  09/27/09 (b)(f)                                               361                4
  Horizon PCS, Inc. Wts., Exp
  10/01/10 (a)(b)                                               200                2

                                                                          VALUE
                                                          UNITS          (NOTE 1)
                                                       ------------   --------------
  ICO Global Communication Holdings Ltd.
  Wts., Exp. 05/16/06 (b)(f)                                    755   $            4
  Insilco Corp. Wts., Exp. 08/15/07 (b)                          20               --
  Leap Wireless International, Inc. Wts., Exp
  04/15/10(a)(b)                                                 50               --
  Long Distance International, Inc. Wts., Exp
  04/15/08 (b)(f)(m)                                             50               --
  Loral Space & Communications Ltd. Wts., Exp
  01/15/07 (b)(f)                                               100                1
  Microcell Telecommunications, Inc., Cl. A Wts.,
  Exp. 05/01/05 (b)                                              94              143
  Microcell Telecommunications, Inc., Cl. B Wts.,
  Exp. 05/01/08 (b)                                             158              336
  Millenium Seacarriers, Inc. Wts., Exp
  07/15/05 (b)(f)                                               100                1
  Morgan Stanley Capital I, Inc., All Country Asia
  Free (except Japan) Wts., Exp. 03/04/05 (b)                34,380          500,133
  Morgan Stanley Capital I, Inc., Basket of
  Countries Wts., Exp. 03/04/05 (b)                          33,978          459,906
  Morgan Stanley Capital III, Inc., All Country
  Asia Free (except Japan) Wts., Exp. 03/04/05 (b)           66,509          802,358
  Ntelos, Inc. Wts., Exp. 08/15/10 (b)(f)                        50               12
  Occidente y Caribe Celular SA Wts., Exp
  03/15/04 (b)                                                  400               --
  Pathmark Stores, Inc. Wts., Exp. 09/19/10 (b)                 970              912
  PLD Telekom, Inc. Wts., Exp. 06/01/06 (b)                      50               --
  Price Communications Corp. Wts., Exp
  08/01/07 (b)                                                  516               --
  Sterling Chemicals, Inc. Wts., Exp. 12/31/07 (b)              412               --
  Verado Holdings, Inc., Cl. B Wts., Exp
  04/15/08 (b)(f)(m)                                             75               30
  XO Communications, Inc., Cl. A Wts., Exp
  01/16/10 (b)                                                  508              991
  XO Communications, Inc., Cl. B Wts., Exp
  01/16/10 (b)                                                  380              646
  XO Communications, Inc., Cl. C Wts., Exp
  01/16/10 (b)                                                  380              418
                                                                      --------------
 Total Rights, Warrants and Certificates
 (cost: $1,383,204)                                                        1,790,980
                                                                      --------------

                                                        FACE AMOUNT
                                                       OR UNITS (j)
                                                       ------------
STRUCTURED INSTRUMENTS - 3.73%
  Citigroup Global Capital Markets Holdings, Inc.,
  Brazilian Real Linked Nts., Zero Coupon due
  05/20/04                                             $     45,000           61,031
  Citigroup Global Markets Holdings, Inc.,
  Argentine Peso Unsec. Linked Nts., Zero
  Coupon due 07/06/04                                       105,000          106,900
  Credit Suisse First Boston Corp., US Dollar/
  South African Rand Linked Nts.,
  Series FBI43, 1.196% due 05/23/22 (c)                     245,000          236,891
  Credit Suisse First Boston Corp. (Cayman),
  Russia (Government of) Linked Nts.,
  Series 24 15.00% due 09/02/05 (RUB)                    12,300,000          469,707
  Credit Suisse First Boston Corp. (Cayman),
  Russia (Government of) Linked Bonds,
   Series 24, 15.00% due 09/02/05 (RUB)                     564,000           21,437
   Series 26, 15.00% due 11/03/05 (RUB)                     572,000           21,194
  Credit Suisse First Boston Corp. (Nassau Branch) ,
  US Dollar/Philippine Peso Linked Nts., 12.50%
  due 03/15/12                                              285,000          279,072

                                                        FACE AMOUNT        VALUE
                                                       OR UNITS (J)       (NOTE 1)
                                                       ------------   --------------
  Credit Suisse First Boston Corp. (New York
  Branch), Russian Obligatzii Federal'nogo Zaima
  Linked Nts., Series 28001, Zero Coupon due
  01/21/04 (c)(f)(RUB)                                 $     63,050   $        2,165
  Deutsche Bank AG, Turkish (Republic of),
  Treasury Bill Linked Nts., Zero Coupon due
  12/15/04                                                2,569,208        2,058,193
  Venezuela (Republic of), Credit Linked
  Certificate of Deposit, 8.18% due 09/20/06                690,000          729,813
  Venezuela (Republic of), Credit Linked
  Nts., 11.39% due 06/15/04                                 270,000          280,908
  Deutsche Bank AG, Basket of Emerging
   Market Currencies Linked Nts.,
   0.85% due 01/20/04                                       830,000          830,249
   0.85% due 03/24/04                                       705,000          706,198
  Deutsche Bank AG, Indonesian Rupiah
   Linked Nts.,
   14.00% due 06/15/09                                      307,674          337,365
   14.00% due 06/22/09                                      186,839          207,784
   14.00% due 06/22/09                                      160,000          177,936
  JP Morgan Chase Bank, EMBI Plus Turkey
  (Republic of), Linked Certificates of Deposit,
  1.50% due 04/22/04                                        493,000          440,378
  Polish Zloty/Euro Linked Certificate of Deposit,
  0.91% due 04/07/04                                        225,000          218,880
  JP Morgan Chase Bank, Venezuela (Republic of),
  Credit Linked Ceritificates of Deposit,
   0.989% due 09/20/05                                      470,000          491,056
   1.13% due 09/20/05                                       470,000          490,304
   1.149% due 09/20/05                                      470,000          489,881
  Spain (Kingdom of), Treasury Bills Zero
  Coupon due 02/20/04 (EUR)                                 910,000        1,141,520
                                                                      --------------
 Total Structured Instruments (cost: $9,646,913)                           9,798,862
                                                                      --------------

                                                     CONTRACTS/
                                                       FACE
                                                      SUBJECT
                              DATE      STRIKE        TO CALL
                              ----      ------       ----------
OPTIONS PURCHASED - .10%
  Euro Call (f)               01/04     1.25 EUR        9,890,000     81,320
  Japanese Yen Call (f)       04/04    102.92 JPY   1,483,000,000    123,267
  Japanese Yen Call (f)       06/04       107 JPY     240,000,000     56,664
  Japanese Yen Put (f)        02/04       122 JPY       1,320,000         26
                                                                     --------
 Total Options Purchased (cost: $273,460)                             261,277
                                                                     --------

                                                        FACE AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS - 8.62%
 Triparty Repurchase Agreement dated
 December 31, 2003 with Investors
 Bank & Trust Co., effective yield of .70%,
 due January 2, 2004, collateralized by
 U.S. Treasury Bonds, 5.18%,
 February 15, 2026 with a value of
 $23,099,983                                           $ 22,624,858       22,624,858
                                                                      --------------
 Total Short-Term Investments (cost: $22,624,858)                         22,624,858
                                                                      --------------
TOTAL SECURITIES (COST: $282,155,202) - 110.44%                          289,772,923
OTHER ASSETS AND LIABILITIES, NET - (10.44)%                             (27,386,889)
                                                                      --------------
NET ASSETS - 100.00%                                                  $  262,386,034
                                                                      ==============

ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

                                                                          VALUE
                                                       FACE AMOUNT       (NOTE 1)
                                                       ------------   --------------
MORTGAGE-BACKED OBLIGATIONS - 39.98%
 Government-Sponsored Enterprises - 39.50%
  Fannie Mae,
   5.50% due 07/01/31-09/01/32                         $ 14,685,387   $   14,888,986
   6.00% due 02/01/29-10/01/32                           63,575,477       65,746,357
   6.50% due 06/01/23-08/01/32                           39,245,696       41,054,193
   7.00% due 10/01/23-07/01/31                            6,903,099        7,314,923
   7.50% due 12/01/17-01/01/30                            2,899,406        3,104,428
   8.00% due 12/01/24-02/01/28                            3,731,075        4,057,994
   8.50% due 08/01/14-03/01/27                              805,160          876,609
   9.00% due 06/01/21-04/01/25                              563,714          628,237
   9.50% due 10/01/20-11/01/20                                6,213            6,951
  Freddie Mac,
   6.50% due 02/01/31                                       263,682          275,772
   7.00% due 12/01/23-05/01/29                              787,185          834,315
   7.50% due 02/01/23-05/01/24                            1,975,939        2,132,310
   8.00% due 06/01/24-11/01/26                              749,795          815,190
   8.50% due 10/01/21-08/01/26                              286,941          312,429
   9.00% due 01/01/17-10/01/24                              406,402          452,856
   9.50% due 09/01/16-06/01/21                              237,245          264,103
   10.00% due 08/01/17-08/01/20                               9,751           10,874
   10.50% due 12/01/18-05/01/20                              22,726           25,452
 U.S. Government Agencies - .48%
  Government National Mortgage Association,
   7.50% due 10/15/22-03/15/24                            1,320,901        1,425,061
   8.00% due 04/15/23-06/15/25                              267,117          292,046
   8.50% due 07/15/16                                         2,853            3,164
                                                                      --------------
 Total Mortgage-Backed Obligations
 (cost: $138,560,152)                                                    144,522,250
                                                                      --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 55.28%
  Fannie Mae Floating Collateralized
  Mortgage Obligation,
   1.463% due 12/15/30                                      839,990          840,257
   1.491% due 03/25/17                                    7,199,004        7,207,574
   1.491% due 03/25/17                                   12,177,664       12,195,887
   1.513% due 05/15/22                                   15,686,180       15,719,493
   1.513% due 11/15/32                                    7,247,358        7,264,434
   1.541% due 06/25/15                                    5,000,000        5,014,608
   1.563% due 10/15/32                                    6,425,379        6,440,033
   1.591% due 03/25/33                                    7,753,537        7,738,754
   1.641% due 04/25/23                                    3,126,176        3,127,446
   1.663% due 02/15/18                                    2,739,303        2,742,304
   1.663% due 02/15/23                                       14,148           14,149
   1.663% due 03/15/32                                    1,870,451        1,880,475
   1.813% due 12/15/31                                       95,774           95,793
   2.25% due 04/15/16                                    13,583,820       13,595,050
   2.25% due 03/15/22                                    11,443,015       11,321,671
   2.75% due 06/15/18                                    17,033,262       17,107,052
   3.801% due 04/25/23                                    1,543,817        1,549,437
   4.00% due 12/15/12                                     6,127,312        6,183,178
   6.50% due 05/18/26                                       470,408          471,401
   6.50% due 08/15/28                                     2,000,000        2,098,942
   6.50% due 12/20/28                                     2,229,631        2,347,395
  Freddie Mac Floating Collateralized
  Mortgage Obligation,
   2.00% due 04/15/22                                    14,444,207       14,192,043
   3.00% due 08/15/12                                    10,240,292       10,252,612
   3.00% due 09/15/22                                    15,000,000       14,742,300
   3.00% due 02/15/23                                    17,921,400       17,691,578
   6.50% due 04/15/28                                     1,246,965        1,293,484

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                           VALUE
                                                       FACE AMOUNT        (NOTE 1)
                                                       ------------   --------------
   6.50% due 05/15/28                                  $  1,231,487   $    1,288,468
   6.50% due 07/15/28                                     4,000,000        4,183,583
  GNMA Floating Collateralized
  Mortgage Obligation,
   1.554% due 10/16/29                                    7,963,750        7,996,141
   5.50% due 04/20/31                                     1,098,598        1,124,996
   6.50% due 09/20/28                                     2,000,000        2,131,588
                                                                      --------------
 Total Collateralized Mortgage Obligations
 (cost: $200,471,131)                                                    199,852,126
                                                                      --------------
SHORT-TERM INVESTMENTS - 4.75%
  Repurchase Agreement dated
  December 31, 2003 with Lehman Brothers, Inc.,
  effective yield of .96%, due January 2, 2004,
  collateralized by US Government
  Agency Obligations, 3.70-5.01%,
  December 1, 2024-January 1, 2034
  with a value of $17,795,117                          $ 17,172,000       17,172,000
                                                                      --------------
 Total Short-Term Investments (cost: $17,172,000)                         17,172,000
                                                                      --------------
TOTAL SECURITIES (COST: $356,203,283) - 100.01%                          361,546,376
OTHER ASSETS AND LIABILITIES, NET - (.01)%                                   (48,170)
                                                                      --------------
NET ASSETS - 100.00%                                                  $  361,498,206
                                                                      ==============

ATLAS CALIFORNIA MUNICIPAL MONEY FUND

                                                                         VALUE
                                                        FACE AMOUNT     (NOTE 1)
                                                       ------------   --------------
COMMERCIAL PAPER - 7.48%
 General Obligations - 7.48%
  Port of Oakland, Series D, AMT,
   1.00% due 03/08/04                                  $  1,300,000   $    1,300,000
  State Infrastructure, Salvation Army West,
   1.08% due 01/28/04                                       600,000          600,000
                                                                      --------------
 Total Commercial Paper (cost: $1,900,000)                                 1,900,000
                                                                      --------------
VARIABLE RATE DEMAND NOTES * - 92.29%
  Alameda Contra Costa Transportation
   District, Revenue Anticipation Notes,
   2.00% due 08/19/04                                     1,000,000        1,006,369
  Alameda County, Industrial Development
   Authority Revenue, Tool Family Partnership,
   AMT, Series A, 1.35% due 07/01/27                        900,000          900,000
  Concord Multi-Family Mortgage Revenue,
   1.08% due 07/15/18                                       800,000          800,000
  Fresno Sewer Revenue, Sub. Lien, Series A,
   FGIC Insured, 1.10% due 09/01/25                       1,000,000        1,000,000
  Golden Empire Schools Financing Authority,
   Lease Revenue, Kern High School District
   Projects, 1.12% due 08/01/31                           1,000,000        1,000,000
  Grant, Joint Union High School District,
   Bridge Funding Program, FSA Insured,
   0.98% due 07/01/37                                       300,000          300,000
  Irvine Improvement Board, Act of 1915,
   Assessment District 85-7-I, FSA Insured,
   1.12% due 09/02/11                                     1,000,000        1,000,000
  Irvine Ranch Water District,
   1.14% due 06/01/15                                     2,100,000        2,100,000
   District Nos. 140, 240, 105 & 250, 1.27%
   due 04/01/33                                             200,000          200,000
   Series A, 1.14% due 05/01/09                             300,000          300,000
  Las Virgenes, Unified School District, COP, FSA
   Insured, 0.875% due 07/01/33                        $    500,000   $      500,000
  Los Angeles Department of Water & Power,
   Series A, 5.10% due 02/15/04                             250,000          256,270
  Los Angeles, Community Development,
   Willowbrook Project, 1.11% due 11/01/15                  800,000          800,000
  Los Angeles, Department of Airports, LA
   International Airport, Series C1, 1.15% due
   05/15/20                                                 250,000          250,000
  Orange County Improvement Bond Act 1915,
   Assessment District No. 01-1, Series A, 1.27%
   due 09/02/33                                           1,100,000        1,100,000
  Orange County, Apartment Development
   Revenue, Aliso Creek Project B, 1.20% due
   11/01/22                                               1,600,000        1,600,000
  Riverside County Housing Authority,
   Multi-Family Housing Mortgage Revenue,
   1.25% due 08/01/25                                       475,000          475,000
  San Francisco, City and County
   Redevelopment Agency, Multi-Family
   Revenue, Fillmore Center Project B-1,
   1.11% due 12/01/17                                     1,900,000        1,900,000
  San Gabriel Valley, Council of Government,
   0.93% due 02/13/04                                     1,000,000        1,000,000
  State Department of Water Resources, Power
   Supply Revenue,
   Series B-6, 1.27% due 05/01/22                           200,000          200,000
   Series C-12, 1.22% due 05/01/22                          600,000          600,000
  State Educational Facilities Authority Revenue,
   University of Southern California, Series C,
   1.05% due 10/01/33                                       400,000          400,000
  State Health Facilities Financing Authority
   Revenue, Catholic Healthcare, Series B, MBIA
   Insured, 1.15% due 07/01/16                            1,000,000        1,000,000
  Scripps Memorial Hospital, Series B, MBIA
   Insured, 1.11% due 10/01/21                              300,000          300,000
  State Infrastructure & Economic Development
   Bank Revenue, 1.00% due 04/01/33                         300,000          300,000
  State Pollution Control Financing Authority,
   Exxon Corp., 1.10% due 12/01/12                          400,000          400,000
  State, General Obligation,
   Series A-1, 1.33% due 05/01/33                           500,000          500,000
   SubSeries A-1, 2.00% due 06/23/04                      1,000,000        1,004,405
  Statewide Communities Development Authority,
   Robert Louis Stevenson Development, 1.20%
   due 02/01/31                                           1,250,000        1,250,000
  University of California Revenue, Series A,
   1.00% due 05/15/04                                     1,000,000        1,000,401
                                                                      --------------
Total Variable Rate Demand Notes *
(cost: $23,442,445)                                                       23,442,445
                                                                      --------------
Total Securities (cost: $25,342,445) - 99.77%                             25,342,445
Other Assets and Liabilities, Net - .23%                                      57,976
                                                                      --------------
NET ASSETS - 100.00%                                                  $   25,400,421
                                                                      ==============

ATLAS MONEY MARKET FUND

                                                                         VALUE
                                                        FACE AMOUNT     (NOTE 1)
                                                       ------------   --------------
GOVERNMENT-SPONSORED ENTERPRISES
(NON-MORTGAGE-BACKED) - 92.31%
  Fannie Mae,
   1.00% - 1.29% due 01/02/04 - 06/25/04               $ 19,159,000   $   19,127,049
  Freddie Mac,
   0.94% - 1.47% due 01/05/04 - 12/02/04                 22,420,000       22,367,103
  Federal Home Loan Bank,
   1.05% - 1.14% due 01/07/04 - 06/28/04                  2,343,000        2,338,610
                                                                      --------------
 Total Government-Sponsored Enterprises
 (Non-Mortgage-Backed) (cost: $43,832,762)                                43,832,762
                                                                      --------------
COMMERCIAL PAPER - 7.47%
 Diversified Financial Services - 7.47%
  American Express Credit Corp.,
   1.05% due 01/12/04                                       394,000          393,874
   1.05% due 01/15/04                                       910,000          909,628
  Citicorp,
   1.08% due 01/07/04                                     1,000,000          999,820
  General Electric Capital Corp.,
   1.08% due 01/08/04                                       476,000          475,900
   1.08% due 03/11/04                                       500,000          498,950
   1.09% due 02/04/04                                       271,000          270,721
                                                                      --------------
Total Commercial Paper (cost: $3,548,893)                                  3,548,893
                                                                      --------------
TOTAL SECURITIES (COST: $47,381,655) - 99.78%                             47,381,655
OTHER ASSETS AND LIABILITIES, NET - .22%                                     104,241
                                                                      --------------
NET ASSETS - 100.00%                                                  $   47,485,896
                                                                      ==============

ATLAS U.S. TREASURY MONEY FUND

                                                                         VALUE
                                                        FACE AMOUNT     (NOTE 1)
                                                       ------------   --------------
U.S. GOVERNMENT OBLIGATIONS - 100.06%
  U.S. Treasury Bills,
   0.87% - 0.935% due 01/15/04 - 03/11/04              $ 30,465,000   $   30,431,818
                                                                      --------------
Total U.S. Government Obligations
(cost: $30,431,818)                                                       30,431,818
                                                                      --------------
TOTAL SECURITIES (COST: $30,431,818) - 100.06%                            30,431,818
OTHER ASSETS AND LIABILITIES, NET - (.06)%                                   (18,673)
                                                                      --------------
NET ASSETS - 100.00%                                                  $   30,413,145
                                                                      ==============

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 * Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $262,627 or 0.16% of net assets in the Global Growth Fund and $39,693,009 or 15.13% of net assets in the Strategic Income Fund.
(b)  Non-income producing security.
(c)  Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e)  Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid-- See Note 10 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The prices of these securities are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securites (for example, GNMApass-through).
(h)  Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
     ARS - Argentine Peso
     CAD - Canadian Dollar
     DEM - German Mark
     DKK - Danish Krona
     FRF - French Franc
     JPY - Japanese Yen
     EUR - Euro
     GBP - British Pound Sterling
     NZD - New Zealand Dollar
     PLN - Polish Zloty
     RUB - Russian Ruble
     SEK - Swedish Krona
(k) Securities in Strategic Income with an aggregate market value of $534,534 are held in collateralized accounts to cover intitial margin requirements for open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l) A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.
(m)  Fair-valued security. See Note 1 of Notes to Financial Statements.
(n)  When-issued security to be delivered and settled after December 31, 2003.
(o)  All or part of this security position is on loan at December 31, 2003 (Note
     1). The total value of securities on loan at December 31, 2003 is $790,879 for Balanced Fund, $2,198,444 for Emerging Growth Fund, $7,621,846 for Global Growth Fund, $18,895,552 for Growth Opportunities Fund and $4,774,542 for Strategic Growth Fund.
(p) This security was purchased with cash collateral held from securities lending.
(q) A sufficient amount of securities has been designated to cover outstanding written options as follows:

                      NUMBER OF                  EXERCISE
                       OPTIONS                    PRICE/                   MARKET         UNREALIZED
                      SUBJECT TO    EXPIRATION    STRIKE     PREMIUM        VALUE        APPRECIATION
                       CALL/PUT        DATE       PRICE      RECEIVED   (SEE NOTE 1)   (DEPRECIATION)
                    ------------   -----------   --------   ---------   ------------   --------------
WRITTEN OPTIONS

Japanese Yen
  Call                 1,320,000       2/25/04     132.00   $  15,160      $ 35,165      $  (20,005)
Japanese Yen
  Call                 2,640,000       4/28/04     141.00      36,485        12,487          23,998
Japanese Yen
  Put                270,000,000        6/1/04     120.00      50,397         3,078          47,319

                        NOTIONAL
WRITTEN SWAPTIONS         AMOUNT
-----------------   ------------
Deutsche Bank Put
  Swaption,
  LIBOR
  Rate (1)          $   890,0000       5/19/09       1.29%      7,921         9,611          (1,690)
                                                            ---------   ------------   --------------
                                                            $ 109,963      $ 60,341       $  49,622
                                                            =========   ============   ==============

 (1) An option on an interest rate swap. If exercised, the fund will pay the 3 Month LIBOR (London Interbank Offer Rate) in order to receive the strike rate.

(r)  Issuer is in default.

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 2003

(s) The distribution of investments representing geographic diversification of the Atlas Global Growth Fund, as a percentage of total investments at value, is as follows:

                                                                 MARKET VALUE     PERCENT
-----------------------------------------------------------------------------------------
COUNTRY
United States                                                  $   79,659,606       47.92%
Great Britain                                                      17,678,994       10.63
France                                                             14,310,449        8.61
Japan                                                              13,933,068        8.38
Netherlands                                                         5,123,860        3.08
Germany                                                             4,742,421        2.85
Brazil                                                              4,123,664        2.48
Canada                                                              3,707,940        2.23
Switzerland                                                         3,207,109        1.93
Hong Kong                                                           3,016,978        1.81
Sweden                                                              2,977,587        1.79
Korea, Republic of (South)                                          2,468,435        1.49
Mexico                                                              2,349,181        1.41
Bermuda                                                             2,019,657        1.22
India                                                               1,952,077        1.17
Norway                                                              1,238,370        0.75
Singapore                                                             993,555        0.60
Australia                                                             836,419        0.50
Italy                                                                 669,794        0.40
Israel                                                                640,823        0.39
Spain                                                                 597,507        0.36
                                                               --------------    --------
                                                               $  166,247,494      100.00%
                                                               ==============    ========

ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
COP = Certificate of Participation
FGIC = Financial Guarantee Insurance Corporation
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
MBIA = Municipal Bond Investors Assurance
MBS = Mortgage-Backed Security
REIT = Real Estate Investment Trust

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2003

                                                STOCK FUNDS
                                                ----------------------------------------------------------------------------------
                                                                 EMERGING                          GLOBAL           GROWTH
                                                BALANCED         GROWTH           FUNDS OF         GROWTH           OPPORTUNITIES
                                                FUND             FUND             FUND             FUND             FUND
                                                ----------------------------------------------------------------------------------
ASSETS:
   Investment in securities, at identified cost $   29,808,875   $   30,180,481   $   18,302,148   $  131,756,000   $  318,470,846
                                                ==============   ==============   ==============   ==============   ==============
   Investment in securities, at value           $   32,171,264   $   35,247,519   $   19,765,659   $  166,247,494   $  372,777,537
   Cash                                                     89              238                0            2,205           18,610
   Receivables:
     Securities sold                                   468,132          395,812                0           65,652        2,088,033
     Fund's shares sold                                 46,773          163,665          256,550        1,309,208          677,552
     Interest and dividends                            140,227           21,295           59,640          136,359          357,286
   Unrealized appreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0                0                0                0
   Prepaid expenses                                          0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
   Total assets                                     32,826,485       35,828,529       20,081,849      167,760,918      375,919,018
                                                --------------   --------------   --------------   --------------   --------------

LIABILITIES:
   Payables for:
     Securities purchased                                    0          932,906           77,450                0        1,198,611
     Payable upon return of securities loaned          814,775        2,458,650                0        8,026,718       19,899,772
     Fund's shares redeemed                             24,337           34,485                0           31,232           93,435
     Dividends                                           2,213                0            1,252                0                0
   Accrued expenses:
     Management fees (Note 5)                           14,296           13,492            2,193           99,815          182,330
     Distribution fees (Note 5)                          6,701            6,467                0           31,856           72,432
     Other                                              29,872           39,941           10,876          127,830          214,590
   Unrealized depreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0                0                0                0
   Variation margin on futures contracts                     0                0                0                0                0
   Options written, at value (premiums received
   $109,963) (Note 9)                                        0                0                0                0                0
   Payable for open swap contracts                           0                0                0                0                0
   Interest payable on swap contracts                        0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
   Total liabilities                                   892,194        3,485,941           91,771        8,317,451       21,661,170
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS                                      $   31,934,291   $   32,342,588   $   19,990,078   $  159,443,467   $  354,257,848
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:
   Net unrealized appreciation (depreciation)   $    2,362,389   $    5,067,038   $    1,463,511   $   34,495,242   $   54,306,691
   Accumulated net realized loss                   (13,186,672)      (7,997,152)         (30,239)     (22,902,882)     (46,409,208)
   Undistributed net investment income (loss)            1,197                0               29          (41,893)          20,368
   Paid-in capital                                  42,757,377       35,272,702       18,556,777      147,893,000      346,339,997
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS                                      $   31,934,291   $   32,342,588   $   19,990,078   $  159,443,467   $  354,257,848
                                                ==============   ==============   ==============   ==============   ==============

NET ASSET VALUE PER SHARE:
   Net assets                                   $   31,934,291   $   32,342,588   $   19,990,078   $  159,443,467   $  354,257,848
   Shares outstanding                                3,140,283        2,413,067        1,903,347        8,909,957       17,198,374
   Net asset value per share and maximun
   offering price                               $        10.17   $        13.40   $        10.50   $        17.89   $        20.60
CAPITAL SHARES AUTHORIZED                           20,000,000       15,000,000       20,000,000       25,000,000       45,000,000

                                                STOCK FUNDS
                                                --------------
                                                S&P 500
                                                INDEX
                                                FUND
                                                --------------
ASSETS:
   Investment in securities, at identified cost $   67,047,731
                                                ==============
   Investment in securities, at value           $   69,479,328*
   Cash                                                      0
   Receivables:
     Securities sold                                         0
     Fund's shares sold                                536,974
     Interest and dividends                                984
   Unrealized appreciation on forward foreign
   exchange currency contracts (Note 7)                      0
   Prepaid expenses                                      5,832
                                                --------------
   Total assets                                     70,023,118
                                                --------------

LIABILITIES:
   Payables for:
     Securities purchased                                    0
     Payable upon return of securities loaned                0
     Fund's shares redeemed                             31,452
     Dividends                                          16,692
   Accrued expenses:
     Management fees (Note 5)                                0
     Distribution fees (Note 5)                         13,765
     Other                                              32,369
   Unrealized depreciation on forward foreign
   exchange currency contracts (Note 7)                      0
   Variation margin on futures contracts                     0
   Options written, at value (premiums received
   $109,963) (Note 9)                                        0
   Payable for open swap contracts                           0
   Interest payable on swap contracts                        0
                                                --------------
   Total liabilities                                    94,278
                                                --------------
NET ASSETS                                      $   69,928,840
                                                ==============

NET ASSETS CONSIST OF:
   Net unrealized appreciation (depreciation)   $    2,450,823
   Accumulated net realized loss                    (3,003,043)
   Undistributed net investment income (loss)                0
   Paid-in capital                                  70,481,060
                                                --------------
NET ASSETS                                      $   69,928,840
                                                ==============

NET ASSET VALUE PER SHARE:
   Net assets                                   $   69,928,840
   Shares outstanding                                9,246,880
   Net asset value per share and maximun
   offering price                               $         7.56
CAPITAL SHARES AUTHORIZED                           25,000,000

* Investment in Master Investment Portfolio (Note 1).

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                STOCK FUNDS
                                                --------------------------------
                                                STRATEGIC
                                                GROWTH           VALUE
                                                FUND             FUND
                                                --------------------------------
ASSETS:
   Investment in securities, at identified cost $   72,786,439   $   10,728,662
                                                ==============   ==============
   Investment in securities, at value           $   82,131,152   $   11,759,084
   Cash                                                    147                0
   Receivables:
     Securities sold                                         0                0
     Fund's shares sold                                113,852           57,687
     Interest and dividends                             60,119           33,278
   Unrealized appreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0
   Prepaid expenses                                          0                0
                                                --------------   --------------
   Total assets                                     82,305,270       11,850,049
                                                --------------   --------------

LIABILITIES:
   Payables for:
     Securities purchased                                    0                0
     Payable upon return of securities loaned        4,903,775                0
     Fund's shares redeemed                             24,410           16,745
     Dividends                                               0           12,459
   Accrued expenses:
     Management fees (Note 5)                           45,011            6,884
     Distribution fees (Note 5)                         16,075            2,349
     Other                                              80,964           13,513
   Unrealized depreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0
   Variation margin on futures contracts                     0                0
   Options written, at value (premiums received
   $109,963) (Note 9)                                        0                0
   Payable for open swap contracts                           0                0
   Interest payable on swap contracts                        0                0
                                                --------------   --------------
   Total liabilities                                 5,070,235           51,950
                                                --------------   --------------
NET ASSETS                                      $   77,235,035   $   11,798,099
                                                ==============   ==============

NET ASSETS CONSIST OF:
   Net unrealized appreciation (depreciation)   $    9,344,713   $    1,030,422
   Accumulated net realized loss                   (64,217,143)        (692,247)
   Undistributed net investment income (loss)                0                0
   Paid-in capital                                 132,107,465       11,459,924
                                                --------------   --------------
NET ASSETS                                      $   77,235,035   $   11,798,099
                                                ==============   ==============

NET ASSET VALUE PER SHARE:
   Net assets                                   $   77,235,035   $   11,798,099
   Shares outstanding                                6,617,479        1,215,914
   Net asset value per share and maximun
   offering price                               $        11.67   $         9.70
CAPITAL SHARES AUTHORIZED                           35,000,000       20,000,000

                                                BOND FUNDS
                                                --------------------------------------------------------------------------------
                                                AMERICAN         CALIFORNIA      NATIONAL        STRATEGIC       U.S. GOVERNMENT
                                                ENTERPRISE       MUNICIPAL       MUNICIPAL       INCOME          AND MORTGAGE
                                                BOND FUND        BOND FUND       BOND FUND       FUND            SECURITIES FUND
                                                --------------------------------------------------------------------------------
ASSETS:
   Investment in securities, at identified cost $   19,490,681   $  311,980,957  $   97,830,827  $  282,155,202   $  356,203,283
                                                ==============   ==============  ==============  ==============   ==============
   Investment in securities, at value           $   19,420,055   $  329,366,736  $  104,149,237  $  289,772,923   $  361,546,376
   Cash                                                986,749           34,374           1,115          51,911              224
   Receivables:
     Securities sold                                         0                0               0         904,352            2,351
     Fund's shares sold                                152,155          278,361          99,892         882,241           94,881
     Interest and dividends                            256,670        4,607,025       1,456,342       3,451,282        1,094,383
   Unrealized appreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0               0       5,378,414                0
   Prepaid expenses                                          0                0               0               0                0
                                                --------------   --------------  --------------  --------------   --------------
   Total assets                                     20,815,629      334,286,496     105,706,586     300,441,123      362,738,215
                                                --------------   --------------  --------------  --------------   --------------

LIABILITIES:
   Payables for:
     Securities purchased                              434,472                0       1,200,520      31,039,870                0
     Payable upon return of securities loaned                0                0               0               0                0
     Fund's shares redeemed                             39,477            5,127         192,048         226,980          508,981
     Dividends                                          12,590          284,764          79,600       1,255,589          223,307
   Accrued expenses:
     Management fees (Note 5)                                0          154,785          48,396         156,502          171,441
     Distribution fees (Note 5)                              0           70,357          21,998          54,377           77,928
     Other                                              10,755          125,824          50,089         159,103          258,352
   Unrealized depreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0               0       4,831,027                0
   Variation margin on futures contracts                     0                0               0           4,971                0
   Options written, at value (premiums received
   $109,963) (Note 9)                                        0                0               0          60,341                0
   Payable for open swap contracts                           0                0               0         110,286                0
   Interest payable on swap contracts                        0                0               0         156,043                0
                                                --------------   --------------  --------------  --------------   --------------
   Total liabilities                                   497,294          640,857       1,592,651      38,055,089        1,240,009
                                                --------------   --------------  --------------  --------------   --------------
NET ASSETS                                      $   20,318,335   $  333,645,639  $  104,113,935  $  262,386,034   $  361,498,206
                                                ==============   ==============  ==============  ==============   ==============

NET ASSETS CONSIST OF:
   Net unrealized appreciation (depreciation)   $      (70,626)  $   17,385,779  $    6,318,410  $    7,934,659   $    5,343,093
   Accumulated net realized loss                       (60,453)         (61,636)       (234,166)     (4,949,586)     (11,759,331)
   Undistributed net investment income (loss)                0          202,297          44,424        (317,064)          87,479
   Paid-in capital                                  20,449,414      316,119,199      97,985,267     259,718,025      367,826,965
                                                --------------   --------------  --------------  --------------   --------------
NET ASSETS                                      $   20,318,335   $  333,645,639  $  104,113,935  $  262,386,034   $  361,498,206
                                                ==============   ==============  ==============  ==============   ==============

NET ASSET VALUE PER SHARE:
   Net assets                                   $   20,318,335   $  333,645,639  $  104,113,935  $  262,386,034   $  361,498,206
   Shares outstanding                                2,029,134       28,868,437       8,835,025      57,667,869       35,308,072
   Net asset value per share and maximun
   offering price                               $        10.01   $        11.56  $        11.78  $         4.55   $        10.24
CAPITAL SHARES AUTHORIZED                           75,000,000       75,000,000      45,000,000     125,000,000       75,000,000

                                                MONEY FUNDS
                                                ------------------------------------------------
                                                CALIFORNIA       MONEY            U.S. TREASURY
                                                MUNICIPAL        MARKET           MONEY
                                                MONEY FUND       FUND             FUND
                                                ------------------------------------------------
ASSETS:
   Investment in securities, at identified cost $   25,342,445   $   47,381,655   $   30,431,818
                                                ==============   ==============   ==============
   Investment in securities, at value           $   25,342,445   $   47,381,655   $   30,431,818
   Cash                                                 44,856              855           11,575
   Receivables:
     Securities sold                                         0                0                0
     Fund's shares sold                                  1,695          281,718           52,699
     Interest and dividends                             49,970                0                0
   Unrealized appreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0                0
   Prepaid expenses                                          0                0                0
                                                --------------   --------------   --------------
   Total assets                                     25,438,966       47,664,228       30,496,092
                                                --------------   --------------   --------------

LIABILITIES:
   Payables for:
     Securities purchased                                    0                0                0
     Payable upon return of securities loaned                0                0                0
     Fund's shares redeemed                              9,987          166,848           34,989
     Dividends                                             407            1,903               91
   Accrued expenses:
     Management fees (Note 5)                            2,804                0            5,926
     Distribution fees (Note 5)                          5,462                0            6,580
     Other                                              19,885            9,581           35,361
   Unrealized depreciation on forward foreign
   exchange currency contracts (Note 7)                      0                0                0
   Variation margin on futures contracts                     0                0                0
   Options written, at value (premiums received
   $109,963) (Note 9)                                        0                0                0
   Payable for open swap contracts                           0                0                0
   Interest payable on swap contracts                        0                0                0
                                                --------------   --------------   --------------
   Total liabilities                                    38,545          178,332           82,947
                                                --------------   --------------   --------------
NET ASSETS                                      $   25,400,421   $   47,485,896   $   30,413,145
                                                ==============   ==============   ==============

NET ASSETS CONSIST OF:
   Net unrealized appreciation (depreciation)   $            0   $            0   $            0
   Accumulated net realized loss                          (321)            (976)         (19,382)
   Undistributed net investment income (loss)                0                0                0
   Paid-in capital                                  25,400,742       47,486,872       30,432,527
                                                --------------   --------------   --------------
NET ASSETS                                      $   25,400,421   $   47,485,896   $   30,413,145
                                                ==============   ==============   ==============

NET ASSET VALUE PER SHARE:
   Net assets                                   $   25,400,421   $   47,485,896   $   30,413,145
   Shares outstanding                               25,400,744       47,486,871       30,432,527
   Net asset value per share and maximun
   offering price                               $         1.00   $         1.00   $         1.00
CAPITAL SHARES AUTHORIZED                          150,000,000      125,000,000      125,000,000

STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2003

                                                STOCK FUNDS
                                                ----------------------------------------------------------------------------------
                                                                 EMERGING                          GLOBAL           GROWTH
                                                BALANCED         GROWTH           FUND OF          GROWTH           OPPORTUNITIES
                                                FUND             FUND             FUNDS            FUND             FUND
                                                ----------------------------------------------------------------------------------
INVESTMENT INCOME:

 INCOME:

  Interest                                      $      364,282   $        5,399   $          173   $       32,079   $      304,359
  Dividends                                            191,469          157,906          116,245        1,685,251        2,735,237
                                                --------------   --------------   --------------   --------------   --------------
  Total income                                         555,751          163,305          116,418        1,717,330        3,039,596
                                                --------------   --------------   --------------   --------------   --------------

 EXPENSES:

  Management fees (Note 5)                             192,314          150,452           16,437          853,257        1,844,095
  Distribution fees (Note 5)                            68,684           47,016                0          267,771          726,706
  Transfer agency fees and expenses                     51,042           63,956           12,010          198,524          377,330
  Custodian fees and expenses                           17,055           55,805           13,613          199,876          137,744
  Directors' fees                                        1,994            1,231              285            7,242           20,601
  Registration fees                                      4,004            2,478              774           14,258           41,054
  Accounting and legal fees                             11,916            8,928            6,294           26,853           68,920
  Reports to shareholders                               17,544           23,999            5,050           77,114          137,086
  Advisory fee to BGFA (Note 5)                              0                0                0                0                0
  Other                                                  1,519            1,495              615            5,463           11,775
                                                --------------   --------------   --------------   --------------   --------------
  Total expenses                                       366,072          355,360           55,078        1,650,358        3,365,311
  Management fees waived (Note 5)                            0                0           (7,079)               0                0
  Distribution fees waived (Note 5)                    (14,415)         (33,769)               0                0                0
  Expense reimbursement (Note 5)                             0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Net expenses                                         351,657          321,591           47,999        1,650,358        3,365,311
                                                --------------   --------------   --------------   --------------   --------------
  Net investment income (loss)                         204,094         (158,286)          68,419           66,972         (325,715)
                                                --------------   --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS):

 NET REALIZED GAIN (LOSS) ON:

  Investments (net of premiums on options
  exercised)                                           350,932        2,754,308          (27,443)      (4,582,386)      18,772,858
  Closing of futures contracts                               0                0                0                0                0
  Closing and expiration of options written                  0                0                0                0                0
  Closing of swap contracts                                  0                0                0                0                0
  Foreign currency transactions                              0                0                0         (193,780)               0
                                                --------------   --------------   --------------   --------------   --------------
  Net realized gain (loss)                             350,932        2,754,308          (27,443)      (4,776,166)      18,772,858
                                                --------------   --------------   --------------   --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:

  Investments                                        3,237,820        5,560,544        1,610,368       44,343,245       47,797,364
  Futures, options written, and foreign
  currencies                                                 0                0                0           (1,062)               0
                                                --------------   --------------   --------------   --------------   --------------
  Net change in unrealized appreciation
  (depreciation)                                     3,237,820        5,560,544        1,610,368       44,342,183       47,797,364
                                                --------------   --------------   --------------   --------------   --------------
  Net realized and unrealized gain (loss)            3,588,752        8,314,852        1,582,925       39,566,017       66,570,222
                                                --------------   --------------   --------------   --------------   --------------
  Net increase in net assets resulting from
  operations                                    $    3,792,846   $    8,156,566   $    1,651,344   $   39,632,989   $   66,244,507
                                                ==============   ==============   ==============   ==============   ==============

                                                STOCK FUNDS
                                                --------------
                                                S&P 500
                                                INDEX
                                                FUND
                                                --------------
INVESTMENT INCOME:

 INCOME:

  Interest                                      $       15,917
  Dividends                                            667,641
                                                --------------
  Total income                                         683,558
                                                --------------

 EXPENSES:

  Management fees (Note 5)                              95,325
  Distribution fees (Note 5)                            95,322
  Transfer agency fees and expenses                    100,989
  Custodian fees and expenses                           19,330
  Directors' fees                                        2,069
  Registration fees                                      4,881
  Accounting and legal fees                             25,887
  Reports to shareholders                               39,184
  Advisory fee to BGFA (Note 5)                         19,059
  Other                                                 12,641
                                                --------------

  Total expenses                                       414,687
  Management fees waived (Note 5)                      (95,325)
  Distribution fees waived (Note 5)                          0
  Expense reimbursement (Note 5)                      (128,712)
                                                --------------
  Net expenses                                         190,650
                                                --------------
  Net investment income (loss)                         492,908
                                                --------------

REALIZED AND UNREALIZED GAIN (LOSS):

 NET REALIZED GAIN (LOSS) ON:

  Investments (net of premiums on options
  exercised)                                          (194,446)
  Closing of futures contracts                         (22,957)
  Closing and expiration of options written                  0
  Closing of swap contracts                                  0
  Foreign currency transactions                              0
                                                --------------
  Net realized gain (loss)                            (217,403)
                                                --------------

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:

  Investments                                        9,979,356
  Futures, options written, and foreign
  currencies                                            31,819
                                                --------------
  Net change in unrealized appreciation
  (depreciation)                                    10,011,175
                                                --------------
  Net realized and unrealized gain (loss)            9,793,772
                                                --------------
  Net increase in net assets resulting from
  operations                                    $   10,286,680
                                                ==============

(1) For the period April 1, 2003 (commencement of operations) to December 31, 2003.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                STOCK FUNDS
                                                -------------------------------
                                                STRATEGIC
                                                GROWTH           VALUE
                                                FUND             FUND
                                                -------------------------------
INVESTMENT INCOME:

 INCOME:

  Interest                                      $       12,909   $          711
  Dividends                                            616,702          225,010
                                                --------------   --------------
  Total income                                         629,611          225,721
                                                --------------   --------------

 EXPENSES:

  Management fees (Note 5)                             467,338           67,300
  Distribution fees (Note 5)                           166,906           21,031
  Transfer agency fees and expenses                    168,972           16,881
  Custodian fees and expenses                           31,120           34,478
  Directors' fees                                        4,796              663
  Registration fees                                      9,536            1,162
  Accounting and legal fees                             20,134            7,614
  Reports to shareholders                               59,821            5,669
  Advisory fee to BGFA (Note 5)                              0                0
  Other                                                  2,959              393
                                                --------------   --------------
  Total expenses                                       931,582          155,191
  Management fees waived (Note 5)                            0          (38,259)
  Distribution fees waived (Note 5)                          0                0
  Expense reimbursement (Note 5)                             0                0
                                                --------------   --------------
  Net expenses                                         931,582          116,932
                                                --------------   --------------
  Net investment income (loss)                        (301,971)         108,789
                                                --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS):

 NET REALIZED GAIN (LOSS) ON:

  Investments (net of premiums on options
  exercised)                                           (35,311)         662,734
  Closing of futures contracts                               0                0
  Closing and expiration of options written                  0                0
  Closing of swap contracts                                  0                0
  Foreign currency transactions                              0                0
                                                --------------   --------------
  Net realized gain (loss)                             (35,311)         662,734
                                                --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:

  Investments                                       14,190,276        1,018,104
  Futures, options written, and foreign
  currencies                                                 0                0
                                                --------------   --------------
  Net change in unrealized appreciation
  (depreciation)                                    14,190,276        1,018,104
                                                --------------   --------------
  Net realized and unrealized gain (loss)           14,154,965        1,680,838
                                                --------------   --------------
  Net increase in net assets resulting from
  operations                                    $   13,852,994   $    1,789,627
                                                ==============   ==============

                                                BOND FUNDS
                                                --------------------------------------------------------------------------------
                                                AMERICAN         CALIFORNIA       NATIONAL       STRATEGIC        U.S. GOVERNMENT
                                                ENTERPRISE       MUNICIPAL        MUNICIPAL      INCOME           AND MORTGAGE
                                                BOND FUND(1)     BOND FUND        BOND FUND      FUND             SECURITIES FUND
                                                --------------------------------------------------------------------------------
INVESTMENT INCOME:

 INCOME:

  Interest                                      $      321,434   $   14,781,045  $    4,537,648  $   11,300,316   $   18,724,261
  Dividends                                                  0                0               0          52,747                0
                                                --------------   --------------  --------------  --------------   --------------
  Total income                                         321,434       14,781,045       4,537,648      11,353,063       18,724,261
                                                --------------   --------------  --------------  --------------   --------------

 EXPENSES:

  Management fees (Note 5)                              59,113        1,757,765         541,950       1,412,741        2,491,428
  Distribution fees (Note 5)                            26,870          798,984         246,341         486,693        1,132,467
  Transfer agency fees and expenses                     12,585          121,635          51,730         175,031          372,499
  Custodian fees and expenses                           36,326          142,282          58,809         312,748          296,933
  Directors' fees                                          918           22,872           6,944          12,867           34,493
  Registration fees                                     21,440              503          14,146          25,497           76,817
  Accounting and legal fees                              6,681           82,598          29,128          43,226          125,455
  Reports to shareholders                                8,081           35,327          15,578          52,880           94,538
  Advisory fee to BGFA (Note 5)                              0                0               0               0                0
  Other                                                    824           11,162           3,784           8,670           12,532
                                                --------------   --------------  --------------  --------------   --------------
  Total expenses                                       172,838        2,973,128         968,410       2,530,353        4,637,162
  Management fees waived (Note 5)                      (59,113)               0               0               0                0
  Distribution fees waived (Note 5)                    (26,870)               0               0               0                0
  Expense reimbursement (Note 5)                       (86,855)               0               0               0                0
                                                --------------   --------------  --------------  --------------   --------------
  Net expenses                                               0        2,973,128         968,410       2,530,353        4,637,162
                                                --------------   --------------  --------------  --------------   --------------
  Net investment income (loss)                         321,434       11,807,917       3,569,238       8,822,710       14,087,099
                                                --------------   --------------  --------------  --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS):

 NET REALIZED GAIN (LOSS) ON:

  Investments (net of premiums on options
  exercised)                                           (16,495)         394,643         260,842       4,680,602          (12,017)
  Closing of futures contracts                               0                0               0        (114,771)               0
  Closing and expiration of options written                  0                0               0         140,551                0
  Closing of swap contracts                                  0                0               0        (266,222)               0
  Foreign currency transactions                              0                0               0         126,728                0
                                                --------------   --------------  --------------  --------------   --------------
  Net realized gain (loss)                             (16,495)         394,643         260,842       4,566,888          (12,017)
                                                --------------   --------------  --------------  --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:

  Investments                                          (70,626)         439,024         795,205      14,936,855       (9,812,884)
  Futures, options written, and foreign
  currencies                                                 0                0               0         247,112                0
                                                --------------   --------------  --------------  --------------   --------------
  Net change in unrealized appreciation
  (depreciation)                                       (70,626)         439,024         795,205      15,183,967       (9,812,884)
                                                --------------   --------------  --------------  --------------   --------------
  Net realized and unrealized gain (loss)              (87,121)         833,667       1,056,047      19,750,855       (9,824,901)
                                                --------------   --------------  --------------  --------------   --------------
  Net increase in net assets resulting from
  operations                                    $      234,313   $   12,641,584  $    4,625,285  $   28,573,565   $    4,262,198
                                                ==============   ==============  ==============  ==============   ==============

                                                MONEY FUNDS
                                                ------------------------------------------------
                                                CALIFORNIA       MONEY            U.S.TREASURY
                                                MUNICIPAL        MARKET           MONEY
                                                MONEY FUND       FUND             FUND
                                                ------------------------------------------------
INVESTMENT INCOME:

 INCOME:

  Interest                                      $      314,152   $      358,705   $      412,279
  Dividends                                                  0                0                0
                                                --------------   --------------   --------------
  Total income                                         314,152          358,705          412,279
                                                --------------   --------------   --------------

 EXPENSES:

  Management fees (Note 5)                             148,252          152,838          190,605
  Distribution fees (Note 5)                            74,126           76,419           95,303
  Transfer agency fees and expenses                     18,830           28,859           74,514
  Custodian fees and expenses                           24,292           34,053           18,196
  Directors' fees                                        2,368            2,011            3,015
  Registration fees                                          0            3,567            6,893
  Accounting and legal fees                             13,518           11,582           15,748
  Reports to shareholders                                5,080            7,484           18,808
  Advisory fee to BGFA (Note 5)                              0                0                0
  Other                                                  1,403            1,954            1,576
                                                --------------   --------------   --------------
  Total expenses                                       287,869          318,767          424,658
  Management fees waived (Note 5)                      (35,837)        (152,838)         (32,010)
  Distribution fees waived (Note 5)                    (74,126)         (76,419)         (95,303)
  Expense reimbursement (Note 5)                             0          (89,510)               0
                                                --------------   --------------   --------------
  Net expenses                                         177,906                0          297,345
                                                --------------   --------------   --------------
  Net investment income (loss)                         136,246          358,705          114,934
                                                --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS):

 NET REALIZED GAIN (LOSS) ON:

  Investments (net of premiums on options
  exercised)                                                 0             (711)             619
  Closing of futures contracts                               0                0                0
  Closing and expiration of options written                  0                0                0
  Closing of swap contracts                                  0                0                0
  Foreign currency transactions                              0                0                0
                                                --------------   --------------   --------------
  Net realized gain (loss)                                   0             (711)             619
                                                --------------   --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:

  Investments                                                0                0                0
  Futures, options written, and foreign
  currencies                                                 0                0                0
                                                --------------   --------------   --------------
  Net change in unrealized appreciation
  (depreciation)                                             0                0                0
                                                --------------   --------------   --------------
  Net realized and unrealized gain (loss)                    0             (711)             619
                                                --------------   --------------   --------------
  Net increase in net assets resulting from
  operations                                    $      136,246   $      357,994   $      115,553
                                                ==============   ==============   ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                STOCK FUNDS
                                                -----------------------------------------------------------------
                                                BALANCED FUND                     EMERGING GROWTH FUND
                                                -----------------------------------------------------------------
                                                2003(1)          2002(1)          2003(1)          2002(1)
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

  Net investment income (loss)                  $      204,094   $      460,249   $     (158,286)  $     (212,012)
  Net realized gain (loss) on investments and
  foreign currency                                     350,932       (9,409,917)       2,754,308       (4,259,558)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency                                           3,237,820        1,867,469        5,560,544       (4,517,869)
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
  resulting from operations                          3,792,846       (7,082,199)       8,156,566       (8,989,439)
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                          (198,904)        (458,167)               0                0
                                                --------------   --------------   --------------   --------------
  Total distributions                                 (198,904)        (458,167)               0                0
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares                  8,292,679        3,477,334       12,920,620        2,806,537
  Reinvestment of distributions                        190,159          436,641                0                0
  Cost of shares redeemed                           (5,400,031)     (13,275,517)      (3,312,489)      (2,812,973)
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
  resulting from capital share transactions          3,082,807       (9,361,542)       9,608,131           (6,436)
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets              6,676,749      (16,901,908)      17,764,697       (8,995,875)

NET ASSETS:

  Beginning of period                               25,257,542       42,159,450       14,577,891       23,573,766
                                                --------------   --------------   --------------   --------------
  End of period                                 $   31,934,291   $   25,257,542   $   32,342,588   $   14,577,891
                                                ==============   ==============   ==============   ==============

                                                FUND OF FUNDS
                                                -------------------------------
                                                2003(1)          2002(1)
                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

  Net investment income (loss)                  $       68,419   $       14,842
  Net realized gain (loss) on investments and
  foreign currency                                     (27,443)          (2,796)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency                                           1,610,368         (146,857)
                                                --------------   --------------
  Net increase (decrease) in net assets
  resulting from operations                          1,651,344         (134,811)
                                                --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                           (68,390)         (14,842)
                                                --------------   --------------
  Total distributions                                  (68,390)         (14,842)
                                                --------------   --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares                 18,062,987        2,630,549
  Reinvestment of distributions                         67,138           13,731
  Cost of shares redeemed                           (1,793,669)        (423,959)
                                                --------------   --------------
  Net increase (decrease) in net assets
  resulting from capital share transactions         16,336,456        2,220,321
                                                --------------   --------------
  Net increase (decrease) in net assets             17,919,410        2,070,668

NET ASSETS:

  Beginning of period                                2,070,668                0
                                                --------------   --------------
  End of period                                 $   19,990,078   $    2,070,668
                                                ==============   ==============

(1)  For the year ended December 31.

(2)  For the period May 1, 2002 (commencement of operations) to December 31,
     2002.

(3)  Name changed from Growth and Income Fund on November 12, 2003.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GLOBAL GROWTH FUND
                                                -------------------------------
                                                2003(1)          2002(1)
                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

  Net investment income (loss)                  $       66,972   $      (33,014)
  Net realized gain (loss) on investments and
  foreign currency                                  (4,776,166)     (10,808,855)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency                                          44,342,183      (16,470,927)
                                                --------------   --------------
  Net increase (decrease) in net assets
  resulting from operations                         39,632,989      (27,312,796)
                                                --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                 0                0
                                                --------------   --------------
  Total distributions                                        0                0
                                                --------------   --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares                 92,298,116       38,012,771
  Reinvestment of distributions                              0                0
  Cost of shares redeemed                          (61,329,421)     (36,900,546)
                                                --------------   --------------
  Net increase (decrease) in net assets
  resulting from capital share transactions         30,968,695        1,112,225
                                                --------------   --------------
  Net increase (decrease) in net assets             70,601,684      (26,200,571)

NET ASSETS:

  Beginning of period                               88,841,783      115,042,354
                                                --------------   --------------
  End of period                                 $  159,443,467   $   88,841,783
                                                ==============   ==============


                                                GROWTH OPPORTUNITIES FUND(3)      S&P 500 Index Fund
                                                -----------------------------------------------------------------
                                                2003(1)          2002(1)          2003(1)          2002(1)
                                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

  Net investment income (loss)                  $     (325,715)  $      173,884   $      492,908   $      303,659
  Net realized gain (loss) on investments and
  foreign currency                                  18,772,858      (29,956,346)        (217,403)      (2,087,614)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency                                          47,797,364      (34,956,124)      10,011,175       (5,460,437)
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
  resulting from operations                         66,244,507      (64,738,586)      10,286,680       (7,244,392)
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                           (38,790)        (199,458)        (491,518)        (305,994)
                                                --------------   --------------   --------------   --------------
  Total distributions                                  (38,790)        (199,458)        (491,518)        (305,994)
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares                 57,984,939       18,966,846       43,813,424       20,198,187
  Reinvestment of distributions                         37,887          196,246          474,920          291,925
  Cost of shares redeemed                          (33,645,796)     (56,102,252)      (9,651,662)      (9,450,090)
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
  resulting from capital share transactions         24,377,030      (36,939,160)      34,636,682       11,040,022
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets             90,582,747     (101,877,204)      44,431,844        3,489,636

NET ASSETS:

  Beginning of period                              263,675,101      365,552,305       25,496,996       22,007,360
                                                --------------   --------------   --------------   --------------
  End of period                                 $  354,257,848   $  263,675,101   $   69,928,840   $   25,496,996
                                                ==============   ==============   ==============   ==============

                                                STRATEGIC GROWTH FUND             VALUE FUND
                                                -----------------------------------------------------------------
                                                2003(1)          2002(1)          2003(1)          2002(2)
                                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

  Net investment income (loss)                  $     (301,971)  $     (365,613)  $      108,789   $       56,047
  Net realized gain (loss) on investments and
  foreign currency                                     (35,311)     (24,813,577)         662,734       (1,354,981)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency                                          14,190,276         (957,671)       1,018,104           12,318
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
  resulting from operations                         13,852,994      (26,136,861)       1,789,627        (1,286,616)
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                 0                0         (108,789)         (56,047)
                                                --------------   --------------   --------------   --------------
  Total distributions                                        0                0         (108,789)         (56,047)
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares                 10,171,598        7,717,077        5,546,202        8,634,655
  Reinvestment of distributions                              0                0           96,330           48,312
  Cost of shares redeemed                           (9,296,670)     (17,049,342)      (2,413,454)        (452,121)
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
  resulting from capital share transactions            874,928       (9,332,265)       3,229,078        8,230,846
                                                --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets             14,727,922      (35,469,126)       4,909,916        6,888,183

NET ASSETS:

  Beginning of period                               62,507,113       97,976,239        6,888,183                0
                                                --------------   --------------   --------------   --------------
  End of period                                 $   77,235,035   $   62,507,113   $   11,798,099   $    6,888,183
                                                ==============   ==============   ==============   ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                        BOND FUNDS
                                        -------------------------------------------------------------------------
                                        AMERICAN
                                        ENTERPRISE     CALIFORNIA MUNICIPAL          NATIONAL MUNICIPAL
                                        BOND FUND      BOND FUND                     BOND FUND
                                        -------------------------------------------------------------------------
                                        2003(2)        2003(1)        2002(1)        2003(1)        2002(1)
INCREASE (DECREASE) IN NET ASSETS
FROM:

OPERATIONS:

  Net investment income                 $     321,434  $  11,807,917  $  11,403,839  $   3,569,238  $   3,226,177
  Net realized gain (loss) on
  investments and foreign currency            (16,495)       394,643       (354,231)       260,842        201,799
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency            (70,626)       439,024      8,981,024        795,205      3,208,272
                                        -------------  -------------  -------------  -------------  -------------
  Net increase in net assets
  resulting from operations                   234,313     12,641,584     20,030,632      4,625,285      6,636,248
                                        -------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                 (365,392)   (11,888,977)   (11,345,738)    (3,555,236)    (3,211,186)
  From net realized gain                            0        (55,547)             0              0              0
                                        -------------  -------------  -------------  -------------  -------------
  Total distributions                        (365,392)   (11,944,524)   (11,345,738)    (3,555,236)    (3,211,186)
                                        -------------  -------------  -------------  -------------  -------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares        27,523,955     90,356,987     78,931,540     31,608,916     28,057,797
  Reinvestment of distributions               285,299      8,609,779      8,116,810      2,659,239      2,400,535
  Cost of shares redeemed                  (7,359,840)   (69,213,502)   (38,725,881)   (22,033,749)   (11,065,055)
                                        -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions                             20,449,414     29,753,264     48,322,469     12,234,406     19,393,277
                                        -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets    20,318,335     30,450,324     57,007,363     13,304,455     22,818,339

NET ASSETS:

  Beginning of period                               0    303,195,315    246,187,952     90,809,480     67,991,141
                                        -------------  -------------  -------------  -------------  -------------
  End of period                         $  20,318,335  $ 333,645,639  $ 303,195,315  $ 104,113,935  $  90,809,480
                                        =============  =============  =============  =============  =============

                                        BOND FUNDS
                                        ----------------------------
                                        STRATEGIC INCOME FUND
                                        ----------------------------
                                        2003(1)        2002(1)
INCREASE (DECREASE) IN NET ASSETS
FROM:

OPERATIONS:

  Net investment income                 $   8,822,710  $   8,088,511
  Net realized gain (loss) on
  investments and foreign currency          4,566,888       (367,465)
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency         15,183,967       (509,649)
                                        -------------  -------------
  Net increase in net assets
  resulting from operations                28,573,565      7,211,397
                                        -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income              (10,952,702)    (8,920,947)
  From net realized gain                            0              0
                                        -------------  -------------
  Total distributions                     (10,952,702)    (8,920,947)
                                        -------------  -------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares       173,303,331     54,097,999
  Reinvestment of distributions             5,591,798      3,726,668
  Cost of shares redeemed                 (62,552,815)   (30,615,623)
                                        -------------  -------------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions                            116,342,314     27,209,044
                                        -------------  -------------
  Net increase (decrease) in net assets   133,963,177     25,499,494

NET ASSETS:

  Beginning of period                     128,422,857    102,923,363
                                        -------------  -------------
  End of period                         $ 262,386,034  $ 128,422,857
                                        =============  =============

(1)  For the year ended December 31.

(2) For the period April 1, 2003 (commencement of operations) to December 31, 2003.

(3) For the period March 4, 2002 (commencement of operations) to December 31, 2002.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        BOND FUNDS
                                        ----------------------------
                                        U.S. GOVERNMENT AND MORTGAGE
                                        SECURITIES FUND
                                        ----------------------------
                                        2003(1)        2002(1)
INCREASE (DECREASE) IN NET ASSETS
FROM:

OPERATIONS:

  Net investment income                 $  14,087,099  $  19,527,950
  Net realized gain (loss) on
  investments and foreign currency            (12,017)             9
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency         (9,812,884)    13,548,685
                                        -------------  -------------
  Net increase in net assets
  resulting from operations                 4,262,198     33,076,644
                                        -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income              (14,197,360)   (19,683,795)
  From net realized gain                            0              0
                                        -------------  -------------
  Total distributions                     (14,197,360)   (19,683,795)
                                        -------------  -------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares        84,802,929    249,125,310
  Reinvestment of distributions            10,309,712     13,872,301
  Cost of shares redeemed                (224,927,345)   (92,725,669)
                                        -------------  -------------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions                           (129,814,704)   170,271,942
                                        -------------  -------------
  Net increase (decrease) in net assets  (139,749,866)   183,664,791

NET ASSETS:

  Beginning of period                     501,248,072    317,583,281
                                        -------------  -------------
  End of period                         $ 361,498,206  $ 501,248,072
                                        =============  =============

                                        MONEY FUNDS
                                        ----------------------------------------------------------------------------------------
                                        CALIFORNIA MUNICIPAL
                                        MONEY FUND                    MONEY MARKET FUND             U.S. TREASURY MONEY FUND
                                        ----------------------------------------------------------------------------------------
                                        2003(1)        2002(1)        2003(1)        2002(3)        2003(1)        2002(1)
INCREASE (DECREASE) IN NET ASSETS
FROM:

OPERATIONS:

  Net investment income                 $     136,246  $     310,456  $     358,705  $     178,474  $     114,934  $     555,205
  Net realized gain (loss) on
  investments and foreign currency                  0           (236)          (711)          (265)           619           (734)
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency                  0              0              0              0              0              0
                                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase in net assets
  resulting from operations                   136,246        310,220        357,994        178,209        115,553        554,471
                                        -------------  -------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                 (136,246)      (310,456)      (358,705)      (178,474)      (114,934)      (555,205)
  From net realized gain                            0              0              0              0              0              0
                                        -------------  -------------  -------------  -------------  -------------  -------------
  Total distributions                        (136,246)      (310,456)      (358,705)      (178,474)      (114,934)      (555,205)
                                        -------------  -------------  -------------  -------------  -------------  -------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares        15,837,149     16,255,865     82,057,012     36,273,531     11,794,181     25,345,491
  Reinvestment of distributions               129,725        291,548        330,984        152,816        111,083        523,592
  Cost of shares redeemed                 (26,665,411)   (19,714,492)   (53,277,360)   (18,050,111)   (27,829,332)   (55,493,266)
                                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions                            (10,698,537)    (3,167,079)    29,110,636     18,376,236    (15,924,068)   (29,624,183)
                                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets   (10,698,537)    (3,167,315)    29,109,925     18,375,971    (15,923,449)   (29,624,917)

NET ASSETS:

  Beginning of period                      36,098,958     39,266,273     18,375,971              0     46,336,594     75,961,511
                                        -------------  -------------  -------------  -------------  -------------  -------------
  End of period                         $  25,400,421  $  36,098,958  $  47,485,896  $  18,375,971  $  30,413,145  $  46,336,594
                                        =============  =============  =============  =============  =============  =============

FINANCIAL HIGHLIGHTS

                    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                STOCK FUNDS
                                                ----------------------------------------------------------------------------
                                                BALANCED FUND
                                                ----------------------------------------------------------------------------
                                                DECEMBER 31,
                                                2003          2002             2001             2000             1999
    Net asset value, beginning of period        $      8.93   $     11.20      $     11.58      $     12.96      $     14.47
                                                -----------   -----------      -----------      -----------      -----------

INCOME FROM INVESTMENT OPERATIONS:(3)

    Net investment income (loss)                       0.07          0.14             0.18             0.26             0.48
    Net realized and unrealized gain (loss) on
    investments                                        1.24         (2.27)           (0.38)           (1.37)           (1.21)
                                                -----------   -----------      -----------      -----------      -----------
    Total from investment operations                   1.31         (2.13)           (0.20)           (1.11)           (0.73)
                                                -----------   -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS:

    From net investment income                        (0.07)        (0.14)           (0.18)           (0.27)           (0.48)
    From net capital gains                             0.00          0.00             0.00             0.00            (0.30)
    In excess of realized gains                        0.00          0.00             0.00             0.00             0.00
                                                -----------   -----------      -----------      -----------      -----------
    Total distributions                               (0.07)        (0.14)           (0.18)           (0.27)           (0.78)
                                                -----------   -----------      -----------      -----------      -----------
Net asset value, end of year                    $     10.17   $      8.93      $     11.20      $     11.58      $     12.96
                                                ===========   ===========      ===========      ===========      ===========

Total Return(2)                                       14.71%       -19.07%           -1.70%           -8.71%           -5.20%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)           $    31,934   $    25,258      $    42,159      $    45,966      $    73,365
    Ratio of expenses to average net assets:(4)
      Before expense waivers and reimbursement         1.33%         1.35%            1.22%            1.22%            1.15%
      After expense waivers and reimbursement          1.28%         1.31%            1.22%            1.22%            1.15%
    Ratio of net investment income to average
    net assets(4)                                      0.74%         1.45%            1.55%            2.07%            3.30%
    Portfolio turnover rate                           27.91%       158.81%(5)        93.38%(5)       142.04%(5)        51.94%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Per share information was calculated based on average shares.

(4)  Annualized when the period presented is less than one year.

(5)  Excludes the effect of short-term "to be announced" security transactions.

(6) For the Atlas Fund of Funds, does not include expenses of the investment companies in which the Fund invests.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                STOCK FUNDS
                                                -------------------------------------------------------------------
                                                EMERGING GROWTH FUND
                                                -------------------------------------------------------------------
                                                DECEMBER 31,
                                                2003          2002          2001          2000          1999
    Net asset value, beginning of period        $      8.94   $     14.09   $     14.51   $     18.79   $     13.75
                                                -----------   -----------   -----------   -----------   -----------

INCOME FROM INVESTMENT OPERATIONS:(3)

    Net investment income (loss)                      (0.09)        (0.12)        (0.18)        (0.12)        (0.15)
    Net realized and unrealized gain (loss) on
    investments                                        4.55         (5.03)        (0.24)        (4.16)         6.02
                                                -----------   -----------   -----------   -----------   -----------
    Total from investment operations                   4.46         (5.15)        (0.42)        (4.28)         5.87
                                                -----------   -----------   -----------   -----------   -----------

LESS DISTRIBUTIONS:

    From net investment income                         0.00          0.00          0.00          0.00          0.00
    From net capital gains                             0.00          0.00          0.00          0.00         (0.83)
    In excess of realized gains                        0.00          0.00          0.00          0.00          0.00
                                                -----------   -----------   -----------   -----------   -----------
    Total distributions                                0.00          0.00          0.00          0.00         (0.83)
                                                -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                    $     13.40   $      8.94   $     14.09   $     14.51   $     18.79
                                                ===========   ===========   ===========   ===========   ===========

Total Return(2)                                       49.89%       -36.55%        -2.89%       -22.78%        42.68%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)           $    32,343   $    14,578   $    23,574   $    25,939   $    19,551
    Ratio of expenses to average net assets:(4)
      Before expense waivers and reimbursement         1.89%         1.99%         1.67%         1.64%         1.74%
      After expense waivers and reimbursement          1.71%         1.60%         1.66%         1.55%         1.53%
    Ratio of net investment income to average
    net assets(4)                                     -0.84%        -1.20%        -1.40%        -0.72%        -1.14%
    Portfolio turnover rate                          309.22%       248.05%       271.11%       173.69%       184.32%

                                                STOCK FUNDS
                                                -----------------------------
                                                FUND OF FUNDS
                                                -----------------------------
                                                               MAY 1, 2002(1)
                                                DECEMBER 31,      THROUGH
                                                -----------------------------
                                                2003           DEC. 31, 2002
    Net asset value, beginning of period        $      8.71      $     10.00
                                                -----------      -----------

INCOME FROM INVESTMENT OPERATIONS:(3)

    Net investment income (loss)                       0.10             0.10
    Net realized and unrealized gain (loss) on
    investments                                        1.73            (1.33)
                                                -----------      -----------
    Total from investment operations                   1.83            (1.23)
                                                -----------      -----------

LESS DISTRIBUTIONS:

    From net investment income                        (0.04)           (0.06)
    From net capital gains                             0.00             0.00
    In excess of realized gains                        0.00             0.00
                                                -----------      -----------
    Total distributions                               (0.04)           (0.06)
                                                -----------      -----------
Net asset value, end of year                    $     10.50      $      8.71
                                                ===========      ===========

Total Return(2)                                       20.97%          -12.27%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)           $    19,990      $     2,071
    Ratio of expenses to average net assets:(4)
      Before expense waivers and reimbursement         0.84%(6)         2.12%(6)
      After expense waivers and reimbursement          0.73%(6)         0.85%(6)
    Ratio of net investment income to average
    net assets(4)                                      1.04%            1.62%
    Portfolio turnover rate                           20.58%           27.55%

                                                STOCK FUNDS
                                                ------------------------------------------------------------------
                                                GLOBAL GROWTH FUND
                                                ------------------------------------------------------------------
                                                DECEMBER 31,
                                                2003         2002          2001          2000           1999
    Net asset value, beginning of period        $     12.75  $     16.52   $     18.69   $     19.28    $    14.56
                                                -----------  -----------   -----------   -----------    ----------

INCOME FROM INVESTMENT OPERATIONS:(3)

    Net investment income (loss)                       0.01         0.00         (0.01)         0.03          0.03
    Net realized and unrealized gain (loss) on
    investments                                        5.13        (3.77)        (2.16)         0.59          8.10
                                                -----------  -----------   -----------   -----------    ----------
    Total from investment operations                   5.14        (3.77)        (2.17)         0.62          8.13
                                                -----------  -----------   -----------   -----------    ----------

LESS DISTRIBUTIONS:

    From net investment income                         0.00         0.00          0.00          0.00          0.00
    From net capital gains                             0.00         0.00          0.00         (0.92)        (3.41)
    In excess of realized gains                        0.00         0.00          0.00         (0.29)         0.00
                                                -----------  -----------   -----------   -----------    ----------
    Total distributions                                0.00         0.00          0.00         (1.21)        (3.41)
                                                -----------  -----------   -----------   -----------    ----------
Net asset value, end of year                    $     17.89  $     12.75   $     16.52   $     18.69    $    19.28
                                                ===========  ===========   ===========   ===========    ==========
Total Return(2)                                       40.31%      -22.82%       -11.61%         3.24%        55.85%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)           $   159,443  $    88,842   $   115,042   $   134,929    $   70,300
    Ratio of expenses to average net assets:(4)
      Before expense waivers and reimbursement         1.54%        1.48%         1.40%         1.34%         1.48%
      After expense waivers and reimbursement          1.54%        1.48%         1.40%         1.34%         1.48%
    Ratio of net investment income to average
    net assets(4)                                      0.06%       -0.03%        -0.08%         0.15%         0.19%
    Portfolio turnover rate                           37.67%       39.23%        43.59%        53.89%       103.02%

FINANCIAL HIGHLIGHTS

                    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               STOCK FUNDS
                                               ------------------------------------------------------------------------
                                               GROWTH OPPORTUNITIES FUND(6)
                                               ------------------------------------------------------------------------
                                               DECEMBER 31,
                                               2003           2002           2001           2000           1999
    Net asset value, beginning of period       $      16.50   $      20.17   $      23.43   $      26.61   $      22.08
                                               ------------   ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                      (0.02)          0.01           0.03           0.24           0.14
    Net realized and unrealized gain (loss)
    on investments                                     4.12          (3.67)         (3.26)         (1.52)          6.85
                                               ------------   ------------   ------------   ------------   ------------
    Total from investment operations                   4.10          (3.66)         (3.23)         (1.28)          6.99
                                               ------------   ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:

    From net investment income                        0.00(5)        (0.01)         (0.03)         (0.24)         (0.14)
    From net capital gains                             0.00           0.00           0.00          (1.64)         (2.32)
    In excess of realized gains                        0.00           0.00           0.00          (0.02)          0.00
                                               ------------   ------------   ------------   ------------   ------------
    Total distributions                                0.00          (0.01)         (0.03)         (1.90)         (2.46)
                                               ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                   $      20.60   $      16.50   $      20.17   $      23.43   $      26.61
                                               ============   ============   ============   ============   ============
Total Return(2)                                       24.87%       -18.14%        -13.79%         -4.90%          31.72%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)          $    354,258   $    263,675   $    365,552   $    454,546   $    410,721
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers and reimbursement         1.16%          1.12%          1.09%          1.02%          1.04%
      After expense waivers and reimbursement          1.16%          1.12%          1.09%          1.02%          1.04%
    Ratio of net investment income to average
    net assets(3),(4)                                 -0.11%          0.06%          0.15%          0.88%          0.59%
    Portfolio turnover rate                          113.63%        110.13%        136.06%         66.14%        102.42%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Dividends from net investment income are less than $0.005.

(6)  Name changed from Growth and Income Fund on November 12, 2003.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               STOCK FUNDS
                                               ------------------------------------------------------------
                                               S&P 500 INDEX FUND
                                               ------------------------------------------------------------
                                                                                          AUGUST 16, 2000(1)
                                               DECEMBER 31,                                   THROUGH
                                               2003           2002           2001           DEC. 31, 2000
    Net asset value, beginning of period       $       5.96   $       7.77   $       8.92   $      10.00
                                               ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                       0.09           0.08           0.05           0.03
    Net realized and unrealized gain (loss)
    on investments                                     1.56          (1.82)         (1.15)         (1.10)
                                               ------------   ------------   ------------   ------------
    Total from investment operations                   1.65          (1.74)         (1.10)         (1.07)
                                               ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:

    From net investment income                        (0.05)         (0.07)         (0.05)         (0.01)
    From net capital gains                             0.00           0.00           0.00           0.00
    In excess of realized gains                        0.00           0.00           0.00           0.00
                                               ------------   ------------   ------------   ------------
    Total distributions                               (0.05)         (0.07)         (0.05)         (0.01)
                                               ------------   ------------   ------------   ------------
Net asset value, end of year                   $       7.56   $       5.96   $       7.77   $       8.92
                                               ============   ============   ============   ============
Total Return(2)                                       27.74%       -22.37%        -12.36%        -10.66%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)          $     69,929   $     25,497   $     22,007   $      9,516
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers and reimbursement         1.09%          1.06%          1.07%          2.66%
      After expense waivers and reimbursement          0.50%          0.50%          0.50%          0.50%
    Ratio of net investment income to average
    net assets(3),(4)                                  1.29%          1.14%          0.88%          0.78%
    Portfolio turnover rate                              NA             NA             NA             NA

                                               STOCK FUNDS
                                               ------------------------------------------------------------------------
                                               STRATEGIC GROWTH FUND
                                               ------------------------------------------------------------------------
                                               DECEMBER 31,
                                               2003           2002           2001           2000           1999
    Net asset value, beginning of period       $       9.53   $      13.09   $      18.33   $      20.53   $      17.11
                                               ------------   ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                      (0.05)         (0.05)         (0.02)          0.03          (0.01)
    Net realized and unrealized gain (loss)
    on investments                                     2.19          (3.51)         (5.22)         (2.01)          6.87
                                               ------------   ------------   ------------   ------------   ------------
    Total from investment operations                   2.14          (3.56)         (5.24)         (1.98)          6.86
                                               ------------   ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:

    From net investment income                         0.00           0.00           0.00          (0.02)          0.00
    From net capital gains                             0.00           0.00           0.00          (0.03)         (3.44)
    In excess of realized gains                        0.00           0.00           0.00          (0.17)          0.00
                                               ------------   ------------   ------------   ------------   ------------
    Total distributions                                0.00           0.00           0.00          (0.22)         (3.44)
                                               ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                   $      11.67   $       9.53   $      13.09   $      18.33   $      20.53
                                               ============   ============   ============   ============   ============
Total Return(2)                                       22.46%       -27.20%        -28.59%         -9.65%          40.12%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)          $     77,235   $     62,507   $     97,976   $    155,895   $    102,428
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers and reimbursement         1.40%          1.40%          1.26%          1.12%          1.17%
      After expense waivers and reimbursement          1.40%          1.40%          1.26%          1.12%          1.17%
    Ratio of net investment income to average
    net assets(3),(4)                                 -0.45%         -0.48%         -0.15%           0.13%        -0.06%
    Portfolio turnover rate                           33.03%        101.71%        175.07%         53.78%        179.98%

                                               STOCK FUNDS
                                               ---------------------------
                                               VALUE FUND
                                               ---------------------------
                                                             MAY 1, 2002(1)
                                               DECEMBER 31,     THROUGH
                                               2003          DEC. 31, 2002

    Net asset value, beginning of period       $       8.07   $      10.00
                                               ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                       0.11           0.07
    Net realized and unrealized gain (loss)
    on investments                                     1.61          (1.93)
                                               ------------   ------------
    Total from investment operations                   1.72          (1.86)
                                               ------------   ------------

LESS DISTRIBUTIONS:

    From net investment income                        (0.09)         (0.07)
    From net capital gains                             0.00           0.00
    In excess of realized gains                        0.00           0.00
                                               ------------   ------------
    Total distributions                               (0.09)         (0.07)
                                               ------------   ------------
Net asset value, end of year                   $       9.70   $       8.07
                                               ============   ============
Total Return(2)                                       21.32%        -18.64%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)          $     11,798   $      6,888
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers and reimbursement         1.84%          2.13%
      After expense waivers and reimbursement          1.39%          1.32%
    Ratio of net investment income to average
    net assets(3),(4)                                  1.29%          1.35%
    Portfolio turnover rate                          280.69%        247.30%

                            BOND FUNDS
                            ----------------------------------------------------------------------------------------------
                            AMERICAN ENTERPRISE
                            BOND FUND             CALIFORNIA MUNICIPAL BOND FUND
                            ----------------------------------------------------------------------------------------------
                               MAY 1, 2003(1)
                                  THROUGH         DECEMBER 31,
                               DEC. 31, 2003      2003           2002           2001           2000           1999
    Net asset value,
    beginning of period     $             10.05   $      11.52   $      11.16   $      11.27   $      10.48   $      11.49
                            -------------------   ------------   ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT
OPERATIONS:(3),(4)

    Net investment
    income (loss)                          0.20           0.42           0.47           0.50           0.51           0.51
    Net realized and
    unrealized gain (loss)
    on investments                        (0.01)          0.05           0.36          (0.11)          0.79          (1.01)
                            -------------------   ------------   ------------   ------------   ------------   ------------
    Total from investment
    operations                             0.19           0.47           0.83           0.39           1.30          (0.50)
                            -------------------   ------------   ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:

    From net investment
    income                                (0.23)         (0.43)         (0.47)         (0.50)         (0.51)         (0.51)
    From net capital
    gains                                  0.00           0.00           0.00           0.00           0.00           0.00
    Tax return of
    capital distribution                   0.00           0.00           0.00           0.00           0.00           0.00
                            -------------------   ------------   ------------   ------------   ------------   ------------
    Total distributions                   (0.23)         (0.43)         (0.47)         (0.50)         (0.51)         (0.51)
                            -------------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end
of year                     $             10.01   $      11.56   $      11.52   $      11.16   $      11.27   $      10.48
                            ===================   ============   ============   ============   ============   ============

Total Return(2)                            1.87%          4.16%          7.57%          3.51%         12.75%         -4.48%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of
    period (000's)          $            20,318   $    333,646   $    303,195   $    246,188   $    213,320   $    198,406
    Ratio of expenses
    to average net
    assets:(3),(4)
      Before expense
      waivers and
      reimbursement                        1.63%          0.93%          0.92%          0.92%          0.93%          0.93%
      After expense
      waivers and
      reimbursement                        0.00%          0.93%          0.92%          0.92%          0.93%          0.88%
    Ratio of net
    investment income
    to average net
    assets(3)                              2.96%          3.69%          4.15%          4.40%          4.74%          4.61%
    Portfolio turnover
    rate                                  28.03%          7.56%         19.79%         12.60%         12.25%         17.01%

(1)  Effective date of registration.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate. (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Excludes the effect of short-term "to be announced" security transactions.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            BOND FUNDS
                            ------------------------------------------------------------------------
                            NATIONAL MUNICIPAL BOND FUND
                            ------------------------------------------------------------------------
                            DECEMBER 31,
                            2003           2002           2001           2000           1999
    Net asset value,
    beginning of period     $      11.66   $      11.16   $      11.13   $      10.50   $      11.56
                            ------------   ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT
OPERATIONS:(3),(4)

    Net investment
    income (loss)                   0.42           0.47           0.50           0.52           0.51
    Net realized and
    unrealized gain (loss)
    on investments                  0.12           0.49           0.03           0.63          (1.06)
                            ------------   ------------   ------------   ------------   ------------
    Total from investment
    operations                      0.54           0.96           0.53           1.15          (0.55)
                            ------------   ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:

    From net investment
    income                         (0.42)         (0.46)         (0.50)         (0.52)         (0.51)
    From net capital
    gains                           0.00           0.00           0.00           0.00           0.00
    Tax return of
    capital distribution            0.00           0.00           0.00           0.00           0.00
                            ------------   ------------   ------------   ------------   ------------
    Total distributions            (0.42)         (0.46)         (0.50)         (0.52)         (0.51)
                            ------------   ------------   ------------   ------------   ------------
Net asset value, end
of year                     $      11.78   $      11.66   $      11.16   $      11.13   $      10.50
                            ============   ============   ============   ============   ============

Total Return(2)                     4.73%          8.81%          4.79%         11.24%         -4.86%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of
    period (000's)          $    104,114   $     90,809   $     67,991   $     53,901   $     54,296
    Ratio of expenses
    to average net
    assets:(3),(4)
      Before expense
      waivers and
      reimbursement                 0.98%          0.97%          0.97%          1.01%          0.98%
      After expense
      waivers and
      reimbursement                 0.98%          0.97%          0.97%          1.01%          0.97%
    Ratio of net
    investment income
    to average net
    assets(3)                       3.62%          4.08%          4.44%          4.83%          4.62%
    Portfolio turnover
    rate                           18.88%         22.27%         32.81%         20.12%         16.44%

                            BOND FUNDS
                            ---------------------------------------------------------------------------------
                            STRATEGIC INCOME FUND
                            ---------------------------------------------------------------------------------
                            DECEMBER 31,
                            2003              2002              2001              2000           1999
    Net asset value,
    beginning of period     $       4.14      $       4.20      $       4.37      $       4.67   $       4.98
                            ------------      ------------      ------------      ------------   ------------

INCOME FROM INVESTMENT
OPERATIONS:(3),(4)

    Net investment
    income (loss)                   0.20              0.29              0.36              0.39           0.40
    Net realized and
    unrealized gain (loss)
    on investments                  0.45             (0.04)            (0.17)            (0.30)         (0.30)
                            ------------      ------------      ------------      ------------   ------------
    Total from investment
    operations                      0.65              0.25              0.19              0.09           0.10
                            ------------      ------------      ------------      ------------   ------------

LESS DISTRIBUTIONS:

    From net investment
    income                         (0.24)            (0.31)            (0.35)            (0.27)         (0.40)
    From net capital
    gains                           0.00              0.00              0.00              0.00           0.00
    Tax return of
    capital distribution            0.00              0.00             (0.01)            (0.12)         (0.01)
                            ------------      ------------      ------------      ------------   ------------
    Total distributions            (0.24)            (0.31)            (0.36)            (0.39)         (0.41)
                            ------------      ------------      ------------      ------------   ------------
Net asset value, end
of year                     $       4.55      $       4.14      $       4.20      $       4.37   $       4.67
                            ============      ============      ============      ============   ============

Total Return(2)                    16.10%             6.31%             4.45%             2.05%          1.92%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of
    period (000's)          $    262,386      $    128,423      $    102,923      $     77,568   $     67,218
    Ratio of expenses
    to average net
    assets:(3),(4)
      Before expense
      waivers and
      reimbursement                 1.30%             1.30%             1.31%             1.36%          1.37%
      After expense
      waivers and
      reimbursement                 1.30%             1.30%             1.31%             1.36%          1.16%
    Ratio of net
    investment income
    to average net
    assets(3)                       4.53%             6.90%             8.31%             8.65%          8.42%
    Portfolio turnover
    rate                          140.55%(5)         85.26%(5)        114.66%(5)        146.55%        119.62%

                                             BOND FUNDS
                                             ----------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
                                             ----------------------------------------------------------------------------
                                             DECEMBER 31,
                                             2003            2002            2001            2000            1999
    Net asset value, beginning of period     $      10.45    $      10.10    $       9.95    $       9.61    $      10.17
                                             ------------    ------------    ------------   -------------    ------------
INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                     0.32            0.50            0.56            0.60            0.60
    Net realized and unrealized gain (loss)
    on investments                                  (0.21)           0.36            0.16            0.34           (0.56)
                                             ------------    ------------    ------------   -------------    ------------
    Total from investment operations                 0.11            0.86            0.72            0.94            0.04
                                             ------------    ------------    ------------   -------------    ------------
LESS DISTRIBUTIONS:

    From net investment income                      (0.32)          (0.51)          (0.57)          (0.60)          (0.60)
                                             ------------    ------------    ------------   -------------    ------------
    Total distributions                             (0.32)          (0.51)          (0.57)          (0.60)          (0.60)
                                             ------------    ------------    ------------   -------------    ------------
    Net asset value, end of year             $      10.24    $      10.45    $      10.10    $       9.95    $       9.61
                                             ============    ============    ============   =============    ============
    Total Return(2)                                  1.07%           8.69%           7.39%          10.21%           0.39%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)        $    361,498    $    501,248    $    317,583    $    179,462    $    202,966
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers
      and reimbursement                              1.02%           1.00%           1.03%           1.03%           1.01%
      After expense waivers
      and reimbursement                              1.02%           1.00%           1.03%           1.03%           1.01%
    Ratio of net investment income
    to average net assets(4)                         3.11%           4.85%           5.53%           6.27%           6.05%
    Portfolio turnover rate                         43.71%          30.49%          19.75%           1.66%          20.67%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Per share information was calculated based on average shares.

(4)  Annualized when the period presented is less than one year.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             MONEY FUNDS
                                             ----------------------------------------------------------------------------
                                             CALIFORNIA MUNICIPAL MONEY FUND
                                             ----------------------------------------------------------------------------
                                             DECEMBER 31,
                                             2003            2002            2001            2000            1999
    Net asset value, beginning of period     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------   -------------    ------------
INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                    0.004           0.009           0.019           0.030           0.024
    Net realized and unrealized gain (loss)
    on investments                                  0.000           0.000           0.000           0.000           0.000
                                             ------------    ------------    ------------   -------------    ------------
    Total from investment operations                0.004           0.009           0.019           0.030           0.024
                                             ------------    ------------    ------------   -------------    ------------
LESS DISTRIBUTIONS:

    From net investment income                     (0.004)         (0.009)         (0.019)         (0.030)         (0.024)
                                             ------------    ------------    ------------   -------------    ------------
    Total distributions                            (0.004)         (0.009)         (0.019)         (0.030)         (0.024)
                                             ------------    ------------    ------------   -------------    ------------
    Net asset value, end of year             $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ============    ============    ============   =============    ============
    Total Return(2)                                  0.45%           0.86%           1.93%           3.03%           2.44%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)        $     25,400    $     36,099    $     39,266    $     37,924    $     29,316
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers
      and reimbursement                              0.97%           0.91%           0.90%           0.94%           0.95%
      After expense waivers
      and reimbursement                              0.60%           0.59%           0.61%           0.63%           0.63%
    Ratio of net investment income
    to average net assets(4)                         0.46%           0.85%           1.92%           2.98%           2.41%
    Portfolio turnover rate                            --              --              --              --              --

                                             MONEY FUNDS
                                             ----------------------------------
                                             MONEY MARKET FUND
                                             ----------------------------------
                                                               MARCH 4, 2002
                                             DECEMBER             THROUGH
                                             2003            DECE. 31, 2002(1)
    Net asset value, beginning of period     $       1.00    $            1.00
                                             ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                    0.012                0.014
    Net realized and unrealized gain (loss)
    on investments                                  0.000                0.000
                                             ------------    -----------------
    Total from investment operations                0.012                0.014
                                             ------------    -----------------

LESS DISTRIBUTIONS:

    From net investment income                     (0.012)              (0.014)
                                             ------------    -----------------
    Total distributions                            (0.012)              (0.014)
                                             ------------    -----------------
    Net asset value, end of year             $       1.00    $            1.00
                                             ============    =================
    Total Return(2)                                  1.21%                1.45%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)        $     47,486    $          18,376
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers
      and reimbursement                              1.04%                1.27%
      After expense waivers
      and reimbursement                              0.00%                0.00%
    Ratio of net investment income
    to average net assets(4)                         1.17%                1.71%
    Portfolio turnover rate                            --                   --

                                             MONEY FUNDS
                                             ----------------------------------------------------------------------------
                                             U.S. TREASURY MONEY FUND
                                             ----------------------------------------------------------------------------
                                             DECEMBER 31,
                                             2003            2002            2001            2000            1999
    Net asset value, beginning of period     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------   -------------    ------------
INCOME FROM INVESTMENT OPERATIONS:(3),(4)

    Net investment income (loss)                    0.003           0.009           0.033           0.052           0.040
    Net realized and unrealized gain (loss)
    on investments                                  0.000           0.000           0.000           0.000           0.000
                                             ------------    ------------    ------------   -------------    ------------
    Total from investment operations                0.003           0.009           0.033           0.052           0.040
                                             ------------    ------------    ------------   -------------    ------------

LESS DISTRIBUTIONS:

    From net investment income                     (0.003)         (0.009)         (0.033)         (0.052)         (0.040)
                                             ------------    ------------    ------------   -------------    ------------
    Total distributions                            (0.003)         (0.009)         (0.033)         (0.052)         (0.040)
                                             ------------    ------------    ------------   -------------    ------------
    Net asset value, end of year             $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ============    ============    ============   =============    ============
    Total Return(2)                                  0.29%           0.93%           3.32%           5.35%           4.02%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)        $     30,413    $     46,337    $     75,962    $     81,925    $     55,892
    Ratio of expenses to average net
    assets:(3),(4)
      Before expense waivers
      and reimbursement                              1.11%           1.02%           0.99%           1.02%           1.03%
      After expense waivers
      and reimbursement                              0.78%           0.74%           0.73%           0.68%           0.69%
    Ratio of net investment income
    to average net assets(4)                         0.30%           0.94%           3.31%           5.24%           3.96%
    Portfolio turnover rate                            --              --              --              --              --

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, offering sixteen portfolios. The Company currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Fund of Funds, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas Value Fund, the Atlas American Enterprise Bond Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas Money Market Fund, and the Atlas U.S. Treasury Money Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas Fund of Funds, the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified.

Effective November 12, 2003, the Atlas Growth and Income Fund changed its name to the Atlas Growth Opportunities Fund. Its investment objective changed to long term capital appreciation.

The Atlas S&P 500 Index Fund is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio". The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is 1.91% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     a. INVESTMENT VALUATION: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established is reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

          Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the bid price.

          Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ Automated Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the NASDAQ official closing price on the valuation date.

          Atlas Fund of Funds' investments are valued at the net asset value of each underlying Atlas fund determined as of the close of regular trading on the New York Stock exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open.

     b. REDEMPTION FEE: As of August 1, 2003, a redemption fee of 2% is applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. Redemption fees are recorded by the Fund as paid-in-capital. For the period August 1, 2003 through December 31, 2003, the Fund received $51,386 in redemption fees.

     c. SECURITY CREDIT RISK: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2003, the Atlas Strategic Income Fund holds securities in default with an aggregate market value of $1,685,462, representing 0.64% of the Fund's net assets.

     d. MUNICIPAL BONDS OR NOTES WITH "PUTS": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

     e. VARIABLE RATE DEMAND NOTES: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

     f. FEDERAL INCOME TAXES: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     g. SECURITY TRANSACTIONS: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     h. ALLOCATION OF EXPENSES, INCOME AND GAINS AND LOSSES: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

     i. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Balanced Fund, which is on a quarterly schedule, declare, pay and reinvest dividends annually. Income for the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Growth Fund and the Atlas Strategic Income Fund for the year ended December 31, 2003 are net of foreign withholding taxes of $1,248, $1,857, $166,418, $36,162, $3,822 and $1,446, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

     j. TO-BE-ANNOUNCED SECURITIES: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, a Fund will set aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2003 amounted to $27,937,119 for the Atlas Strategic Income Fund.

     k. OPTIONS: Premiums received from call options written, including swaptions, are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

     l. FORWARD CONTRACTS: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

          The valuation of forward contracts, owned by the Stock Funds and Atlas Strategic Income Fund, is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

          Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

          The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     m. REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     n. STRUCTURED NOTES: The Strategic Income Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2003, the market value of these securities comprised 3.73% of the Fund's net assets. The Fund also hedges a portion of the foreign currency exposure generated by these securities. See Note 7.

     o. DOLLAR ROLL TRANSACTIONS: The Atlas Balanced Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

     p. FOREIGN CURRENCY TRANSLATION: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: market value of investment, other assets and liabilities--at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates such transactions are recorded.

          The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

          Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

     q. SECURITIES LENDING: The Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Growth Fund and the Atlas Value Fund may lend their securities to approved borrowers to earn additional income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Income from securities lending, net of any fees paid to the approved borrowers or to the Fund's custodian bank which serves as the lending agent, is included in interest income on the Statement of Operations. Income from securities lending of $960, $1,638, $19,934, $35,405 and $19,934 was earned by Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund, respectively. Although the risks associated with lending are mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     r.   CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
          (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

          Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                                       LONG TERM CAPITAL
                                                     ORDINARY INCOME   GAIN                RETURN OF CAPITAL
                                                     ---------------   -----------------   -----------------
Balanced Fund                                        $       198,904   $              --   $              --
Fund of Funds                                                 68,390                  --                  --
Growth Opportunities Fund                                     38,790                  --                  --
S&P 500 Index Fund                                           491,518                  --                  --
Value Fund                                                   108,789                  --                  --
American Enterprise Bond Fund                                365,392                  --                  --
California Municipal Bond Fund                            11,888,977              55,547                  --
National Municipal Bond Fund                               3,555,236                  --                  --
Strategic Income Fund                                     10,952,702                  --                  --
U.S. Government and Mortgage Securities Fund              14,197,359                  --                  --
California Municipal Money Fund                              136,246                  --                  --
Money Market Fund                                            358,705                  --                  --
U.S. Treasury Money Fund                                     115,062                  --                  --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                        ACCUMULATED
                                                                         LONG TERM
                                                                        CAPITAL GAIN         UNREALIZED
                                                      UNDISTRIBUTED     (CAPITAL LOSS       APPRECIATION
                                                     ORDINARY INCOME     CARRYOVER)       (DEPRECIATION) *
                                                     ---------------   ---------------    ----------------
Balanced Fund                                        $            --   $   (13,126,568)   $      2,303,175
Emerging Growth Fund                                              --        (7,954,016)          5,023,902
Fund of Funds                                                     29            (7,224)          1,440,496
Global Growth Fund                                                --       (22,062,886)         33,699,222
Growth Opportunities Fund                                         --       (44,867,134)         52,764,617
S&P 500 Index Fund                                                --        (2,031,489)          1,479,269
Strategic Growth Fund                                             --       (63,952,157)          9,079,727
Value Fund                                                        --          (674,327)          1,012,502
American Enterprise Bond Fund                                     --           (54,025)            (70,626)
California Municipal Bond Fund                                    --                --          17,526,440
National Municipal Bond Fund                                      --          (247,717)          6,376,385
Strategic Income Fund                                        867,883        (4,749,537)          7,577,089
U.S. Government and Mortgage Securities Fund                  87,479       (11,759,331)          5,343,093
California Municipal Money Fund                                   --              (321)                 --
Money Market Fund                                                 --              (976)                 --
U.S. Treasury Money Fund                                          --           (19,382)                 --

* Includes unrealized appreciation (depreciation) on investments, derivatives, and foreign currency denominated assets and liabilities, if any.

Permanent differences incurred during the period ended December 31, 2003, resulting from differences in book and tax accounting, have been reclassified at year-end to undistributed net investment income, undistributed net realized gain
(loss) and paid in capital as follows:

                                                     UNDISTRIBUTED
                                                     NET INVESTMENT    ACCUMULATED    PAID IN
                                                     INCOME (LOSS)     GAIN (LOSS)    CAPITAL
                                                     --------------    -----------    -----------
Balanced Fund                                        $       (5,190)   $     5,087    $       103
Emerging Growth Fund                                        158,286             --       (158,286)
Global Growth Fund                                          (59,071)       177,865       (118,794)
Growth Opportunities Fund                                   368,110         20,377       (388,487)
S&P 500 Index Fund                                            1,072       (180,479)       179,407
Strategic Growth Fund                                       301,971             (2)      (301,969)
American Enterprise Bond Fund                                43,958        (43,958)            --
California Municipal Bond Fund                               81,060        (80,839)          (221)
National Municipal Bond Fund                                (14,002)        14,002             --
Strategic Income Fund                                     2,136,348     (2,190,272)        53,924
U.S. Government and Mortgage Securities Fund                110,261       (110,260)            (1)

     s. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

As of December 31, 2003, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                     BALANCED    EMERGING       FUND OF     GLOBAL GROWTH
                                                     FUND        GROWTH FUND    FUNDS       FUND
                                                     ----------------------------------------------------
Unrealized appreciation                              $  2,741    $     5,141    $   1,441   $      36,615
Unrealized depreciation                              $   (438)   $      (117)   $      --   $      (2,920)
                                                     ----------------------------------------------------
Net unrealized appreciation (depreciation)           $  2,303    $     5,024    $   1,441   $      33,695
                                                     ====================================================
Cost of securities for federal income tax purposes   $ 29,868    $    30,224    $  18,325   $     132,552
                                                     ====================================================

                                                     GROWTH
                                                     OPPORTUNITIES   STRATEGIC GROWTH    VALUE
                                                     FUND            FUND                FUND
                                                     ---------------------------------------------
Unrealized appreciation                              $      56,802   $         10,799    $   1,068
Unrealized depreciation                              $      (4,037)  $         (1,719)   $     (56)
                                                     ---------------------------------------------
Net unrealized appreciation (depreciation)           $      52,765   $          9,080    $   1,012
                                                     =============================================
Cost of securities for federal income tax purposes   $     320,013   $         73,051    $  10,747
                                                     =============================================

                                                         AMERICAN        CALIFORNIA      NATIONAL       STRATEGIC
                                                         ENTERPRISE      MUNICIPAL       MUNICIPAL      INCOME
                                                         BOND FUND       BOND FUND       BOND FUND      FUND
                                                         ------------------------------------------------------------
Unrealized appreciation                                  $          61   $      17,613   $       6,376  $      13,384
Unrealized depreciation                                  $        (132)  $         (86)  $          --  $      (6,124)
                                                         ------------------------------------------------------------
Net unrealized appreciation (depreciation)               $         (71)  $      17,527   $       6,376  $       7,260
                                                         ============================================================
Cost of securities for federal income tax purposes       $      19,491   $     311,840   $      97,773  $     282,513
                                                         ============================================================
                                                                         CALIFORNIA
                                                         U.S. GOVERNMENT MUNICIPAL                      U.S. TREASURY
                                                         AND MORTGAGE    MONEY           MONEY MARKET   MONEY
                                                         SECURITIES FUND FUND            FUND           FUND
                                                         ------------------------------------------------------------
Unrealized appreciation                                  $       6,613   $          --   $          --  $          --
Unrealized depreciation                                  $      (1,270)  $          --   $          --  $          --
                                                         ------------------------------------------------------------
Net unrealized appreciation (depreciation)               $       5,343   $          --   $          --  $          --
                                                         ============================================================
Cost of securities for federal income tax purposes       $     356,203   $      25,342   $      47,382  $      30,432
                                                         ============================================================

3. SHARE TRANSACTIONS

The following is a summary of share transactions for the periods ended December 31, 2003 and December 31, 2002 (in 000's):

                                          BALANCED            EMERGING            FUND OF             GLOBAL
                                          FUND                GROWTH FUND         FUNDS               GROWTH FUND
                                          -----------------   -----------------   -----------------   -----------------
                                           2003      2002       2003       2002     2003     2002(1)   2003      2002
                                          -----------------------------------------------------------------------------
Sold                                          868       357     1,094       249     1,843       284     6,484     2,690
Issued in reinvestment of dividends            20        45         0         0         6         1         0         0
Redeemed                                     (576)   (1,338)     (312)     (291)     (184)      (47)   (4,544)   (2,685)
                                          -----------------------------------------------------------------------------
Net increase (decrease)                       312      (936)      782       (42)    1,665       238     1,940         5
                                          =============================================================================

                                          GROWTH                    S&P 500               STRATEGIC             ATLAS
                                          OPPORTUNITIES FUND(4)     INDEX FUND            GROWTH FUND           VALUE FUND
                                          -----------------------   -------------------   -------------------   -------------------
                                          2003         2002         2003       2002       2003       2002       2003       2002(1)
                                          -----------------------------------------------------------------------------------------
Sold                                       3,125        1,038        6,382      2,857      972          685      636       904
Issued in reinvestment of dividends            2           10           63         48       --           --       10         6
Redeemed                                  (1,911)      (3,192)      (1,479)    (1,457)    (912)      (1,614)    (284)      (56)
                                          -----------------------------------------------------------------------------------------
Net increase (decrease)                    1,216       (2,144)       4,966      1,448       60         (929)     362       854
                                          =========================================================================================

                                          AMERICAN           CALIFORNIA MUNICIPAL  NATIONAL MUNICIPAL    STRATEGIC
                                          ENTERPRISE BOND    BOND FUND             BOND FUND             INCOME FUND
                                          ---------------    --------------------  -------------------   -------------------
                                          2003(3)            2003       2002       2003       2002       2003       2002
                                          ----------------------------------------------------------------------------------
Sold                                           2,738            7,854       6,971     2,712      2,461     39,735     13,038
Issued in reinvestment of dividends               29              749         716       228        210      1,269        902
Redeemed                                        (738)          (6,053)     (3,419)   (1,894)      (973)   (14,370)    (7,428)
                                          ----------------------------------------------------------------------------------
Net increase (decrease)                        2,029            2,550       4,268     1,046      1,698     26,634      6,512
                                          ==================================================================================

                                          U.S. GOVERNMENT AND       CALIFORNIA MUNICIPAL  ATLAS U.S.            TREASURY
                                          MORTGAGE SECURITIES FUND  MONEY FUND            MONEY MARKET FUND     MONEY FUND
                                          ------------------------  --------------------  -------------------   -------------------
                                          2003         2002         2003       2002       2003       2002(2)    2003       2002
                                          -----------------------------------------------------------------------------------------
Sold                                           8,178        24,171    15,837      16,256    82,057     36,273     11,794     25,345
Issued in reinvestment of dividends              997         1,345       130         292       331        153        111        524
Redeemed                                     (21,812)       (9,014)  (26,666)    (19,715)  (53,277)   (18,050)   (27,829)   (55,493)
                                          -----------------------------------------------------------------------------------------
Net increase (decrease)                      (12,637)       16,502   (10,699)     (3,167)   29,111     18,376    (15,924)   (29,624)
                                          =========================================================================================

(1)  For the period May 1, 2002 (commencement of operations) to December 31,
     2002.

(2) For the period March 4, 2002 (commencement of operations) to December 31, 2002.

(3) For the period April 1, 2003 (commencement of operations) to December 31, 2003.

(4)  Name changed from Growth and Income Fund on November 12, 2003.

4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 were as follows (in 000's):

                                                                         GROWTH         STRATEGIC
                 BALANCED      EMERGING      FUND OF       GLOBAL        OPPORTUNITIES  GROWTH       VALUE
                 FUND          GROWTH FUND   FUNDS         GROWTH FUND   FUND           FUND         FUND
                 ------------------------------------------------------------------------------------------------
Purchases        $     10,246  $     63,815  $   17,466    $     58,429  $     325,920  $    22,467  $     25,666
Sales            $      7,144  $     54,395  $    1,390    $     39,080  $     314,046  $    21,025  $     22,875
                 ------------------------------------------------------------------------------------------------

                 AMERICAN      CALIFORNIA    NATIONAL      STRATEGIC     US GOVERNMENT    CALIFORNIA  MONEY
                 ENTERPRISE    MUNICIPAL     MUNICIPAL     INCOME        AND MORTGAGE     MUNICIPAL   MARKET       U.S. TREASURY
                 BOND FUND     BOND FUND     BOND FUND     FUND          SECURITIES FUND  MONEY FUND  FUND         MONEY FUND
                 ----------------------------------------------------------------------------------------------------------------
Purchases        $     23,793  $     29,940  $     31,388  $    374,457  $       190,207  $        0  $      0     $            0
Sales            $      4,039  $     24,031  $     18,549  $    271,672  $       313,894  $        0  $      0     $            0
                 ----------------------------------------------------------------------------------------------------------------

POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Funds elected to defer capital and currency losses occurring between November 1, 2003 and December 31, 2003 as follows (in 000's):

                                             CAPITAL LOSSES  CURRENCY LOSSES
                                             -------------------------------
Global Growth Fund                                $      --        $      42
S&P 500 Index Fund                                       18               --
American Enterprise Bond Fund                             6               --
Strategic Income Fund                                   489               --
U.S. Government and Mortgage Securities Fund             31               --

At December 31, 2003 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                             EXPIRING DECEMBER 31,
                                             ---------------------------------------------------------------------------------------
                                             2004       2005       2006       2007       2008       2009       2010       2011
Balanced Fund                                $      --  $      --  $      --  $      --  $   1,673  $     892  $  13,482  $      --
Emerging Growth Fund                         $      --  $      --  $      --  $     331  $   3,587  $      --  $   4,036  $      --
Fund of Funds                                $      --  $      --  $      --  $      --  $      --  $      --  $       2  $       5
Global Growth Fund                           $      --  $      --  $      --  $      --  $      --  $   6,389  $   9,710  $   5,964
Growth Opportunities Fund                    $      --  $      --  $      --  $      --  $      --  $  19,282  $  25,585  $      --
S&P 500 Index Fund                           $      --  $      --  $      --  $      --  $       3  $     286  $   1,411  $     313
Strategic Growth Fund                        $      --  $      --  $      --  $      --  $      --  $  37,498  $  26,198  $     256
Value Fund                                   $      --  $      --  $      --  $      --  $      --  $      --  $     644  $      30
American Enterprise Bond Fund                $      --  $      --  $      --  $      --  $      --  $      --  $      --  $      54
National Municipal Bond Fund                 $      --  $      --  $      --  $      --  $     248  $      --  $      --  $      --
Strategic Income Fund                        $      --  $      --  $      --  $       5  $     500  $     927  $   2,953  $      --
U.S. Government and Mortgage Securities Fund $   1,456  $     316  $      52  $     420  $   1,546  $     146  $     184  $     101
Money Market Fund                            $      --  $      --  $      --  $      --  $      --  $      --  $      --  $       1
U.S. Treasury Money Fund                     $      --  $      --  $       5  $       7  $       2  $       4  $       1  $      --

Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Atlas Fund of Funds, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Money Market Fund, and the Atlas U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc.; to the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, and the Atlas Strategic Income Fund by OppenheimerFunds, Inc.; to the Atlas Balanced Fund, the Atlas Strategic Growth Fund, and the Atlas American Enterprise Bond Fund by Madison Investment Advisors, Inc.; to the Atlas Emerging Growth Fund by Turner Investment Partners; and to the Atlas Value Fund by Pilgrim, Baxter & Associates, Ltd. (together, the "Subadvisers") and to the Master Portfolio, in which the Atlas S&P 500 Index Fund invests, by Barclays Global Fund Advisors (BGFA). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, the Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of .05% of its daily assets invested in the Master Portfolio. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of net assets up to $500 million and .475% of net assets over $500 million for the Money Funds; .55% of net assets up to $500 million and .50% of net assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of net assets up to $100 million, .60% of net assets of the next $400 million and .50% of net assets over $500 million for the Stock Funds other than Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas S&P 500 Index Fund and Atlas Value Fund; .75% of net assets up to $100 million, .70% of net assets of the next $400 million and .65% of net assets over $500 million for the Atlas Strategic Income Fund; .80% of net assets up to $100 million, .75% of net assets of the next $400 million and .70% of net assets over $500 million for the Atlas Emerging Growth Fund, the Atlas Global Growth Fund and Atlas Value Fund; and .25% of net assets up to $500 million and ..23% of net assets over $500 million for the Atlas S&P 500 Index Fund and the Atlas Fund of Funds. At December 31, 2003, the following amounts were payable by the respective Funds to Atlas Advisers, Inc. for management services rendered:
Balanced Fund, $14,296; Emerging Growth Fund, $13,492; Fund of Funds, $2,193; Global Growth Fund, $99,815; Growth Opportunities Fund, $182,330; Strategic Growth Fund, $45,011; Value Fund, $6,884; California Municipal Bond Fund, $154,785; National Municipal Bond Fund, $48,396; Strategic Income Fund, $156,502; U.S. Government and Mortgage Securities Fund, $171,441; California Municipal Money Fund, $2,804; and U.S. Treasury Money Fund, $5,926.

Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily net assets in each fund, payable on a monthly basis. At December 31, 2003, the following amounts were payable by the respective Funds to Atlas Securities, Inc. for Plan services rendered: Balanced Fund, $6,701; Emerging Growth Fund, $6,467; Global Growth Fund, $31,856; Growth Opportunities Fund $72,432; S&P 500 Index Fund, $13,765; Strategic Growth Fund, $16,075; Value Fund, $2,349; California Municipal Bond Fund, $70,357; National Municipal Bond Fund, $21,998; Strategic Income Fund, $54,377; U.S. Government and Mortgage Securities Fund, $77,928; California Municipal Money Fund, $5,462 and U.S. Treasury Money Fund, $6,580.

The Atlas Fund of Funds invests in specific no load Atlas Funds that have varied expense and fee levels. Due to the vacillating proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Fund of Funds will vary.

Due to voluntary expense waivers in effect during the period ended December 31, 2003, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. 12b-1 fees due the Distributor were reduced in the amount of $320,902. Management fees due the Adviser were reduced by $420,461. The Adviser also absorbed $305,077 of other Fund expenses during the period.

The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

At December 31, 2003, Golden West Financial Corporation owned 115,723 shares in the Atlas Emerging Growth Fund, 10,000 shares in the Atlas Fund of Funds, 1,000 shares in the Atlas S&P 500 Index Fund, 125,000 shares in the Atlas Value Fund, and 75,785 shares in the Atlas Money Market Fund.

6. CONCENTRATIONS OF CREDIT RISK

There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

The U.S. Government and Mortgage Securities Fund has a concentration in Fannie Mae and Freddie Mac securities.

The Money Market Fund has a concentration in Fannie Mae and Freddie Mac securities.

The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 2003 are as follows:

The Balanced Fund has 13.33% in insurance.

The Global Growth Fund has 10.63% in pharmaceuticals and 13.10% in telecommunications.

The Strategic Growth Fund has 19.12% in insurance and 10.87% in media.

The Value Fund has 13.80% in oil & gas and 11.07% in pharmaceuticals.

The American Enterprise Bond Fund has 18.42% in diversified financial services, 14.44% in Fannie Mae bonds and 12.52% in Freddie Mac bonds.

The California Municipal Bond Fund has 23.57% in general obligation bonds and 11.01% in lease revenue.

The National Municipal Bond Fund has 14.89% in general obligation bonds, 13.81% in education and 13.34% in utilities.

The Strategic Income Fund has 13.70% in Fannie Mae bonds.

The California Municipal Money Fund has 18.80% in housing and 17.32% in water and sewer.

7. FORWARD CONTRACTS

Open forward contracts in the Strategic Income Fund to purchase and sell foreign currencies as of December 31, 2003 were as follows:

                                                            CONTRACT                                 UNREALIZED
                                                            AMOUNT                 VALUATION AS      GAIN
                                     SETTLEMENT DATE        (000'S)                OF 12/31/03       (LOSS)
                                     -------------------------------------------------------------------------------
ATLAS STRATEGIC INCOME - CURRENCY:
CONTRACTS TO PURCHASE:
Argentinian Peso                     02/02/04-06/08/04              2,635   ARS    $       888,482   $        26,393
Brazilian Real                       04/19/04-04/23/04              2,673   BRL            882,556           152,556
British Pound Sterling               02/04/04-02/18/04                810   GBP          1,438,756            57,980
Canadian Dollar                      01/15/04                         865   CAD            668,538            12,713
Colombian Peso                       01/07/04                   1,303,650   COP            468,989            23,297
Euro Dollar                          01/12/04-06/18/04             36,810   EUR         46,187,415         3,117,617
Japanese Yen                         02/10/04-05/12/04          3,619,375   JPY         33,753,961         1,700,416
Mexican Peso                         01/07/04-02/02/04             44,088   MXN          3,923,467             6,071
Norwegian Krone                      02/11/04                      11,365   NOK          1,699,271           127,153
Swiss Franc                          02/11/04                       2,145   CHF          1,732,253           136,674
                                                                                   ---------------   ---------------
                                                                                   $    91,643,688         5,360,870
                                                                                   ===============   ===============
CONTRACTS TO SELL:
Brazilian Real                       04/19/04-04/23/04              2,673   BRL    $       882,556          (110,157)
British Pound Sterling               02/04/04-03/09/04                500   GBP            887,855           (94,131)
Canadian Dollar                      01/15/04-02/23/04                950   CAD            734,121           (22,458)
Colombian Peso                       01/07/04                   1,303,650   COP            468,989           (18,678)
Euro Dollar                          02/11/04-06/18/04             31,655   EUR         39,708,613        (3,460,199)
Japanese Yen                         02/10/04-05/12/04          2,877,000   JPY         26,830,722          (766,232)
Mexican Peso                         01/07/04                      15,053   MXN          1,339,592            17,544
Norwegian Krone                      02/11/04                      11,365   NOK          1,699,271          (174,382)
Swiss Franc                          02/11/04                       2,145   CHF          1,732,253          (184,790)
                                                                                   ---------------   ---------------
                                                                                   $    74,283,972        (4,813,483)
                                                                                   ===============   ===============
Net unrealized gain                                                                                  $       547,387
                                                                                                     ===============

8. FUTURES CONTRACTS

The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments in Securities and Net Assets. The Statements of Assets and Liabilities reflect a receivable or payable for the daily mark to market variation margin.

Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

As of December 31, 2003, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                 NUMBER OF                  UNREALIZED
                                     EXPIRATION  FUTURES                    GAIN
                                     DATE        CONTRACTS  VALUATION       (LOSS)
                                     -----------------------------------------------------
CONTRACTS TO PURCHASE:
Nasdaq 100 Index                     03/04           4      $      588,400  $       19,985
United Kingdom Long Gilt             03/04           1             193,301             780
FTSE 100 Index                       03/04           1              79,589           1,907
U.S. Long Bonds                      03/04          36           3,935,250          11,146
Euro-Bundesobligation                03/04           4             569,061           1,401
Dax Index                            03/04           2             251,216           6,965
Nikkei 225 Index                     03/04           1              53,750           1,596
                                                                            --------------
                                                                                    43,780
                                                                            --------------

CONTRACTS TO SELL:
Japan Government Bonds, 10 Yr.       03/04           1           1,285,554          (4,161)
S&P 500 Index                        03/04           3             832,950         (28,511)
S&P 500 E-Mini Index                 03/04          19           1,055,070         (35,343)
U.S. Treasury Notes, 2 Yr.           03/04          82          17,551,844         (58,397)
U.S. Treasury Notes, 5 Yr.           03/04          69           7,702,125         (35,032)
U.S. Treasury Notes, 10 Yr.          03/04          21           2,357,578           1,187
                                                                            --------------
                                                                                  (160,257)
                                                                            --------------
Net unrealized loss                                                         $     (116,477)
                                                                            ==============

9. OPTIONS TRANSACTIONS

The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

The Bond Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based on quotations from brokers.

Premiums received are recorded as a liability that is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts.

Written option and swaption transactions in the Strategic Income Fund for the year ended December 31, 2003 were as follows:

                                               CALL OPTIONS                      PUT OPTIONS
                                               -----------------------------------------------------------------
                                               NUMBER OF                         NUMBER OF
                                               OPTIONS/         AMOUNT OF        OPTIONS/           AMOUNT OF
                                               SWAPTIONS        PREMIUMS         SWAPTIONS          PREMIUMS
                                               -----------------------------------------------------------------
Options outstanding at December 31, 2002           24,150,010   $       18,136             0      $            0
Options written                                 1,071,933,036          197,737   275,170,220              76,752
Options closed or expired                        (550,373,046)        (104,600)   (4,280,220)            (18,434)
Options exercised                                (541,750,000)         (59,628)            0                   0
                                               --------------   --------------   -----------      --------------
Options outstanding at December 31, 2003            3,960,000   $       51,645   270,890,000(1)   $       58,318
                                               ==============   ==============   ===========      ==============

(1)  Includes $890,000 notional amount of swaption contracts.

10. ILLIQUID AND RESTRICTED SECURITIES

The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 2003, the value of illiquid securities and the resulting percentage of net assets amounted to $8,179,263 or 3.12% in the Atlas Strategic Income Fund. Certain Funds own restricted securities that have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

11. SWAP AGREEMENTS

The Bond Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A fund may enter into interest rate, total return, forward spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e. to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Swaps are marked to market daily based upon quotations from brokers. The change in value, if any, is recorded as unrealized gain or loss in the accompanying financial statements. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for an agreement, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be an unfavorable change in interest rates.

As of December 31, 2003, The Strategic Income Fund had the following open swap agreements:

                                                                                             NET UNREALIZED
NOTIONAL           EXPIRATION                                                                APPRECIATION
AMOUNT             DATE       DESCRIPTION                                                    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS
75,000 USD           6/6/06   Agreement with JP Morgan dated 3/8/02 to pay 2.0% per year     $          288
                              times the notional amount.The Fund receives payment of
                              1,000,000 USD upon a default of Kingdom of Jordan,6.00%
                              due 12/23/23.
350,000 USD        12/20/08   Agreement with JP Morgan dated 11/3/03 to pay 6 Month
                              LIBOR+4.06% per year times the notional amount.The Fund
                              receives payment of 10,000,000 USD upon a default of
                              TRAC-X EM Series 1 Index, Basket of Countries,4.07% due
                              12/20/08.                                                             (20,988)
1,055,000 USD      12/20/06   Agreement with Deutsche Bank AG dated 12/1/03 to receive 6
                              Month LIBOR+6.05% per year times the notional amount.The
                              Fund pays out 10,000,000 USD upon a default of Republic of
                              Venezuela Global Bond, 9.25% due 9/15/27.                             (17,855)
1,040,000 USD      10/30/13   Agreement with Deutsche Bank AG dated 10/29/03 to pay
                              2.93% per year times the notional amount. The Fund
                              receives payment of 10,000,000 USD upon a default of
                              Russian Federation,5.00% due 3/31/30.                                 (16,052)
320,000 USD         10/9/13   Agreement with JP Morgan dated 10/8/03 to pay 2.40% per
                              year times the notional amount.The Fund receives payment
                              of 10,000,000 USD upon a default of Russian
                              Federation,2.50% due 3/31/30.                                           6,914
75,000 USD         10/20/08   Agreement with Deutsche Bank AG dated 10/1/03 to pay 3.70%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Peru,9.875% due 2/6/15.                                                (1,848)

                                                                                             NET UNREALIZED
NOTIONAL           EXPIRATION                                                                APPRECIATION
AMOUNT             DATE       DESCRIPTION                                                    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
125,000 USD        12/20/08   Agreement with Deutsche Bank AG dated 9/23/03 to pay 4.15%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Philippines,9.875% due 3/16/10.                                $        1,195
500,000 USD         9/10/13   Agreement with Deutsche Bank AG dated 9/9/03 to pay 2.92%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Russian
                              Federation,5.00% due 3/31/30.                                          (6,097)
640,000 USD          9/5/13   Agreement with Deutsche Bank AG dated 9/4/03 to pay 2.97%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Russian
                              Federation,5.00% due 3/31/30.                                          (9,650)
510,000 USD         9/20/13   Agreement with Deutsche Bank AG dated 9/4/03 to pay 2.08%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of United Mexican
                              States,11.375% due 9/15/16.                                            (8,908)
55,000 USD          9/20/08   Agreement with JP Morgan dated 8/28/03 to pay 4.90% per
                              year times the notional amount.The Fund receives payment
                              of 10,000,000 USD upon a default of Republic of Peru,5.00%
                              due 9/20/08.                                                           (5,103)
110,000 USD         9/20/08   Agreement with JP Morgan dated 8/27/03 to pay 4.85% per
                              year times the notional amount.The Fund receives payment
                              of 10,000,000 USD upon a default of Republic of Peru,5.00%
                              due 3/7/17.                                                            (9,972)
110,000 USD         9/20/13   Agreement with Deutsche Bank AG dated 8/22/03 to pay 5.05%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Columbia,11.75% due 2/25/20.                                           (1,268)
110,000 USD         9/20/13   Agreement with Deutsche Bank AG dated 8/21/03 to pay 5.25%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Columbia,11.75% due 2/25/20.                                           (2,603)
285,000 USD         7/25/08   Agreement with Deutsche Bank AG dated 7/24/03 to receive
                              4.00% per year times the notional amount.The Fund pays out
                              10,000,000 USD upon a default of Republic of
                              Philippines,10.625% due 3/16/25.                                        5,146
285,000 USD         7/25/13   Agreement with Deutsche Bank AG dated 7/24/03 to pay 4.80%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Philippines,10.625% due 3/16/25.                                        5,769
140,000  USD        4/29/06   Agreement with Deutsche Bank AG dated 4/24/03 to receive 6
                              Month LIBOR+3.40% per year times the notional amount.The
                              Fund pays the notional amount times the difference between the par value and the then-market value of Republic of
                              Peru,9.125% due 2/21/12.                                              146,873
1,515,000 USD       3/20/14   Agreement with Morgan Stanley dated 12/22/03 to pay 4.80%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Federative
                              Republic of Brazil,12.25% due 3/6/30.                                  (9,814)
975,000 USD        11/19/13   Agreement with Morgan Stanley dated 11/18/03 to pay 2.90%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Russian
                              Federation,5.00% due 3/31/30.                                         (12,039)
580,000 USD        12/20/06   Agreement with Morgan Stanley dated 11/26/03 to receive
                              6.05% per year times the notional amount.The Fund pays out
                              10,000,000 USD upon a default of Republic of Venezuela
                              Global Bond,9.25% due 9/15/27.                                         37,812
810,000 USD         12/2/13   Agreement with Morgan Stanley dated 12/1/03 to pay 0.55%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Hungary,4.50% due 2/6/13.                                              (7,275)
260,000 USD        10/10/13   Agreement with Deutsche Bank AG dated 10/9/03 to pay 5.50%
                              per year times the notional amount.The Fund receives
                              payment of 10,000,000 USD upon a default of Republic of
                              Turkey,11.875% due 1/15/30.                                           (30,668)

INTEREST RATE SWAPS
99,000,000 HUF      7/14/08   Agreement with JP Morgan dated 7/10/03 to receive the
                              notional amount multiplied by 7.00% and to pay the
                              notional amount multiplied by the 6 month Floating Rate
                              HUF-BUBOR-REUTERS.                                                    (36,398)
355,000 EUR         7/14/08   Agreement with JP Morgan dated 7/10/03 to receive the
                              notional amount multiplied by the 6 month Floating Rate
                              EUR-EURIBOR-TELERATE and to pay the notional amount
                              multiplied by 3.135%.                                                  (3,999)
1,025,000 USD        3/4/08   Agreement with Deutsche Bank AG dated 2/28/03 to receive
                              the notional amount multiplied by the 3 month Floating
                              Rate USD-LIBOR-BBA and to pay the notional amount
                              multiplied by 3.1025%.                                                 19,877
1,955,000 USD       3/10/08   Agreement with JP Morgan dated 3/6/03 to receive the
                              notional amount multiplied by the 3 month Floating Rate
                              USD-LIBOR and to pay the notional amount multiplied by
                              3.052%.                                                                23,447
4,500,000 USD      11/10/08   Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate
                              USD-LIBOR and to pay the notional amount multiplied by
                              3.82%.                                                                (41,109)
8,200,000 USD      11/10/08   Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate
                              USD-LIBOR and to pay the notional amount multiplied by
                              3.82%.                                                                (74,911)
3,200,000 USD      11/10/05   Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate
                              USD-LIBOR and to pay the notional amount multiplied by
                              2.32%.                                                                (15,209)
5,800,000  USD     11/10/05   Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate
                              USD-LIBOR and to pay the notional amount multiplied by
                              2.32%.                                                                (27,566)

TOTAL RETURN SWAPS
1,868,000 USD       6/30/04   Agreement with Deutsche Bank AG dated 12/19/03 to pay the
                              notional amount multiplied by the 1 month LIBOR-0.50% and
                              to receive the notional amount multiplied by the return on
                              the Lehman Brothers Investment Grade CMBS Index.                        1,725
                                                                                             --------------
                                                                                             $     (110,286)
                                                                                             ==============

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Atlas Assets, Inc.:

We have audited the accompanying statements of assets and liabilities of the funds comprising Atlas Assets, Inc. (Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Fund of Funds, Atlas Global Growth Fund, Atlas Growth Opportunities Fund (formerly Atlas Growth and Income Fund), Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund and Atlas U.S. Treasury Money Fund) (the "Funds"), including the statements of investments in securities and net assets, as of December 31, 2003, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. as of December 31, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/S/ Deloitte & Touche LLP

Oakland, California
February 20, 2004

RESULTS OF SPECIAL MEETINGS OF STOCKHOLDERS                          (UNAUDITED)

RESULT OF SPECIAL MEETING OF STOCKHOLDERS OF ATLAS ASSETS, INC. HELD ON NOVEMBER 12, 2003

A special meeting of stockholders of Atlas Assets, Inc. (the "Company") was held on November 12, 2003. Among the matters voted on and approved by the stockholders of the Company at the special meeting was the ratification of the appointment of Daniel L. Rubinfeld as a Director of the Company. The other Directors of the Company now in office are Marion O. Sandler, Russell W. Kettell, Barbara A. Bond and David J. Teece.

The first order of business was the approval or disapproval of a proposal to reorganize Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust.

The results of the voting were as follows:

     NAME OF FUND VOTING ON MATTER                              FOR               AGAINST           ABSTAIN
     -----------------------------------------------------------------------------------------------------------
     American Enterprise Bond Fund                              939,754.89          20,670.46          35,071.42
     Balanced Fund                                            1,545,417.04          18,463.82          71,591.41
     CA Municipal Money Fund                                 16,347,565.44         431,511.04       1,662,110.56
     CA Municipal Bond Fund                                  15,166,139.33         484,314.18         775,308.72
     Emerging Growth Fund                                       938,362.14          19,719.97          17,107.96
     Fund of Funds                                              390,330.65          32,178.79          11,621.06
     Global Growth Fund                                       3,907,776.22          64,273.86          75,349.46
     Growth & Income Fund                                     8,315,579.85         274,849.08         245,557.33
     Money Market Fund                                       21,872,886.16         632,035.92         540,074.34
     National Municipal Bond Fund                             4,690,901.01         240,414.58                  0
     S&P 500 Index Fund                                       3,029,827.08         153,681.15         187,486.04
     Strategic Growth Fund                                    3,458,509.78          53,948.22          51,746.93
     Strategic Income Fund                                   26,132,291.66         836,118.47       1,186,688.86
     US Gov. & Mortgage Securities Fund                      21,489,383.12       1,063,131.80       1,388,501.03
     US Treasury Money Fund                                  19,039,434.80       1,052,807.94       1,708,570.25
     Value Fund                                                 736,708.05          11,806.28           5,331.13
     Total                                                  148,000,867.22       5,389,925.56       7,962,116.50

     The proposal received the requisite votes for its approval

The second order of business was the approval or disapproval of a proposal to authorize the Company to retain additional sub-advisers and modify sub-advisory arrangements without stockholder approval.

The results of the voting were as follows:

     NAME OF FUND VOTING ON MATTER                              FOR               AGAINST           ABSTAIN
     -----------------------------------------------------------------------------------------------------------
     American Enterprise Bond Fund                              906,965.87          47,041.44          41,489.46
     Balanced Fund                                            1,432,515.10         128,810.79          74,146.37
     CA Municipal Money Fund                                 15,363,646.18       1,298,204.35       1,779,336.51
     CA Municipal Bond Fund                                  13,770,924.37       1,439,433.55       1,215,404.31
     Emerging Growth Fund                                       899,651.99          53,426.17          22,111.91
     Fund of Funds                                              361,933.85          48,490.37          23,706.27
     Global Growth Fund                                       3,749,906.10         185,903.74         111,589.70
     Growth & Income Fund                                     7,799,332.77         702,438.99         334,214.50
     Money Market Fund                                       21,589,444.57       1,142,507.36         313,044.49
     National Municipal Bond Fund                             4,280,417.84         552,286.17         292,380.83
     S&P 500 Index Fund                                       2,737,413.00         421,861.43         211,719.85
     Strategic Growth Fund                                    3,339,950.99         179,288.03          44,965.91
     Strategic Income Fund                                   23,991,987.00       2,671,982.53       1,491,129.45
     US Gov. & Mortgage Securities Fund                      19,390,890.90       2,722,002.00       1,828,123.03
     US Treasury Money Fund                                  17,364,459.41       2,527,011.67       1,909,341.91
     Value Fund                                                 726,975.16          15,105.38          11,764.93
     Total                                                  137,706,415.10      14,135,793.97       9,704,469.43

     The proposal received the requisite votes for its approval

The third order of business was the approval or disapproval of a proposal to ratify the appointment of Daniel L. Rubinfeld to the Board of Directors.

The results of the voting were as follows:

     NAME OF FUND VOTING ON MATTER                                FOR               AGAINST           ABSTAIN
     -----------------------------------------------------------------------------------------------------------
     American Enterprise Bond Fund                              936,276.50          27,668.30          31,551.97
     Balanced Fund                                            1,535,660.62          22,500.93          77,310.71
     CA Municipal Money Fund                                 15,560,889.02         546,754.78       2,333,543.24
     CA Municipal Bond Fund                                  14,863,209.42         528,166.32       1,034,386.48
     Emerging Growth Fund                                       919,201.52          17,423.13          38,639.41
     Fund of Funds                                              391,892.19          20,909.80          21,328.50
     Global Growth Fund                                       4,184,918.70          48,620.94         109,027.89
     Growth & Income Fund                                     8,383,810.22         219,097.47         426,337.56
     Money Market Fund                                       22,123,574.13         371,192.22         550,230.07
     National Municipal Bond Fund                             4,590,721.96         234,200.99         300,161.89
     S&P 500 Index Fund                                       3,013,498.87         148,527.66         208,967.75
     Strategic Growth Fund                                    3,396,876.98         100,941.39          66,386.56
     Strategic Income Fund                                   26,086,254.02         591,745.21       1,477,099.76
     US Gov. & Mortgage Securities Fund                      21,437,777.69         827,817.26       1,712,988.99
     US Treasury Money Fund                                  19,269,341.11         458,603.32       2,072,868.66
     Value Fund                                                 732,250.32          11,841.37           9,753.78
     Total                                                  147,426,153.27       4,176,011.09      10,470,583.22

     The proposal received the requisite votes for its approval

The fourth order of business was the approval or disapproval of a proposal to reapprove the Company's Distribution Plan.

The results of the voting were as follows:

     NAME OF FUND                                                  FOR              AGAINST           ABSTAIN
     -----------------------------------------------------------------------------------------------------------
     American Enterprise Bond Fund                              924,920.98          32,040.78          38,535.00
     Balanced Fund                                            1,529,054.20          27,703.03          78,415.03
     CA Municipal Money Fund                                 15,715,814.59       1,044,446.57       1,680,925.88
     CA Municipal Bond Fund                                  15,031,679.36         422,444.71         971,638.06
     Emerging Growth Fund                                       928,715.30          15,887.32          60,587.44
     Global Growth Fund                                       3,891,395.42          70,888.64          85,115.47
     Growth & Income Fund                                     8,230,243.82         239,697.04         366,045.40
     Money Market Fund                                       22,095,844.30         469,063.71         480,088.41
     National Municipal Bond Fund                             4,609,812.26         284,335.81         230,936.78
     S&P 500 Index Fund                                       3,069,890.25         135,760.48         165,343.55
     Strategic Growth Fund                                    3,399,700.10          91,279.48          73,225.35
     Strategic Income Fund                                   26,002,556.60         769,581.02       1,382,961.37
     US Gov. & Mortgage Securities Fund                      21,443,955.56         912,555.44       1,584,504.94
     US Treasury Money Fund                                  19,045,268.32         932,601.88       1,822,942.79
     Value Fund                                                 739,128.70           8,781.64           5,935.13
     Total                                                  146,657,979.76       5,457,067.55       9,027,200.60

     The proposal received the requisite votes for its approval

The fifth order of business was the approval or disapproval of a proposal to approve payments made pursuant to the Distribution Plan for periods since July 1, 2002.

The results of the voting were as follows:

          NAME OF FUND                               FOR           AGAINST          ABSTAIN
          -------------------------------------------------------------------------------------
          American Enterprise Bond Fund             931,363.17       30,581.53        33,552.07
          Balanced Fund                           1,517,752.13       39,556.42        78,163.71
          CA Municipal Money Fund                15,783,329.09      982,729.52     1,675,128.43
          CA Municipal Bond Fund                 15,018,154.50      422,666.20       984,941.53
          Emerging Growth Fund                      924,630.54       14,564.58        35,994.94
          Global Growth Fund                      3,870,495.05       66,020.42       110,884.06
          Growth & Income Fund                    8,177,640.38      235,795.09       422,550.78
          Money Market Fund                      21,557,234.58      497,177.69       990,584.15
          National Municipal Bond Fund            4,520,386.23      325,895.28       278,803.33
          S&P 500 Index Fund                      2,997,425.88      146,776.02       226,792.38
          Strategic Growth Fund                   3,384,742.20       91,548.15        87,914.58
          Strategic Income Fund                  25,924,916.76      811,024.71     1,419,157.52
          US Gov. & Mortgage Securities Fund     21,326,287.64      917,443.08     1,697,285.23
          US Treasury Money Fund                 18,750,887.76      561,846.30     2,488,078.93
          Value Fund                                738,871.23        9,000.41         5,973.82
          Total                                 145,424,117.14    5,152,625.40    10,535,805.46

          The proposal received the requisite votes for its approval.

The sixth order of business was the approval or disapproval of a proposal to change the investment objective of Atlas Growth and Income Fund to focus primarily on growth and not on current income.

The results of the voting were as follows:

          NAME OF FUND VOTING ON MATTER              FOR             AGAINST          ABSTAIN
          -------------------------------------------------------------------------------------
          Growth & Income Fund                    7,938,086.94      733,429.25       357,729.07

          The proposal received the requisite votes for its approval.

RESULT OF SPECIAL MEETING OF STOCKHOLDERS OF THE ATLAS EMERGING GROWTH HELD ON FEBRUARY 25, 2003

A special meeting of stockholders of the Atlas Emerging Growth Fund (the "Fund"), a separate series of shares of Atlas Assets, Inc., was held on February 25, 2003 to approve or disapprove a new investment subadvisory agreement among the Fund, Atlas Advisers, Inc., as investment adviser to the Emerging Growth Fund, and Turner Investment Partners, Inc.

The results of the voting were as follows:

                                             FOR            AGAINST          ABSTAIN
                                    -------------------------------------------------
                                          839,996.51       10,460.36        26,910.62

          The proposal received the requisite votes for its approval.

TAX INFORMATION                                                      (UNAUDITED)

The following tax information represents disclosures of various tax benefits for the year ended December 31, 2003 passed through to shareholders of the Atlas Funds.

Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages apply.

Tax-exempt income for regular federal income tax purposes-

California Municipal Bond Fund                                             99.20%
National Municipal Bond Fund                                              100.00%
California Municipal Money Fund                                           100.00%

Qualified dividend income-

S&P 500 Index Fund                                                        100.00%
Value Fund                                                                100.00%
Balanced Fund                                                              85.67%
Fund of Funds                                                              19.73%
Strategic Income Fund                                                       0.30%

Dividends received deduction for corporations-

S&P 500 Index Fund                                                        100.00%
Value Fund                                                                100.00%
Balanced Fund                                                              96.76%
Strategic Income Fund                                                       0.46%

Of the long-term capital gain distribution of $0.00193 per share made from net realized capital gains of the California Municipal Bond Fund, 100% qualified for the reduced long-term capital gain tax rates effective May 6, 2003.

DIRECTORS AND OFFICERS                                               (UNAUDITED)

The Directors and principal officers of Atlas Assets, Inc. (the "Company"), their business addresses, positions held, length of time served, principal occupations for the past five years and other directorships held are set forth in the following table.

INTERESTED DIRECTORS

                                                                                  NUMBER OF
                                         TERM OF          PRINCIPAL               PORTFOLIOS IN     OTHER
NAME,                       POSITION(S)  OFFICE AND       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
ADDRESS,                    HELD WITH    LENGTH OF        DURING PAST             OVERSEEN BY       HELD BY
AND AGE                     FUND         TIME SERVED      5 YEARS                 DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler, 73       Director     Since 11/1987    Chairman of the Board   Atlas Assets,     Atlas Insurance Trust
1901 Harrison Street                                      and Chief Executive     Inc. - 16         (the "Trust")
Oakland, CA 94612           President    Since 2/1988     Officer of World
                            and Chief                     Savings Bank, FSB       Atlas Insurance
                            Executive    Term of          ("World Savings"),      Trust - 1
                            Officer      Offices:         Golden West Financial
                                         Continuous       Corporation ("GWFC"),
                                                          Atlas Securities, Inc.
                                                          ("Distributor") and
                                                          Atlas Advisers, Inc.
                                                          ("Adviser")

Russell W. Kettell, 59      Director     Since 12/1989    President of GWFC and   Atlas Assets,     Atlas Insurance Trust
1901 Harrison Street                                      Senior Executive Vice   Inc. - 16
Oakland, CA 94612                        Term:            President of World
                                         Continuous       Savings                 Atlas Insurance
                                                                                  Trust - 1

DISINTERESTED DIRECTORS

                                                                                  NUMBER OF
                                         TERM OF          PRINCIPAL               PORTFOLIOS IN     OTHER
NAME,                       POSITION(S)  OFFICE AND       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
ADDRESS,                    HELD WITH    LENGTH OF        DURING PAST             OVERSEEN BY       HELD BY
AND AGE                     FUND         TIME SERVED      5 YEARS                 DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond, 57         Director     Since 12/1989    Certified Public        Atlas Assets,     Atlas Insurance Trust
Hood and Strong LLP                                       Accountant/Tax Partner  Inc. - 16
60 Spear Street, Suite 400               Term:            of Hood and Strong LLC
San Francisco, CA 94105                  Continuous                               Atlas Insurance
                                                                                  Trust - 1

Daniel L. Rubinfeld, 58     Director     From 12/1989     Professor of Law and    Atlas Assets,     Atlas Insurance Trust
University of California                 thru 8/1997      Economics, University   Inc. - 16
School of Law                            and from 3/1999  of California,
788 Boalt Hall                           to present       Berkeley. Independent   Atlas Insurance
Berkeley, CA 94720                                        Consultant              Trust - 1
                                         Term:
                                         Continuous

David J.Teece, 55           Director     Since 12/1989    Professor, Haas School  Atlas Assets,     Atlas Insurance Trust,
University of California                                  of Business and         Inc. - 16         LECG Corp.: a professional
IMIO #1930                               Term:            Director, Institute of                    services firm
Haas School of Business                  Continuous       Management, Innovation  Atlas Insurance
S-402                                                     and Organization,       Trust - 1
Berkeley, CA 94720                                        University of
                                                          California, Berkeley

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

                                                                                  NUMBER OF
                                         TERM OF          PRINCIPAL               PORTFOLIOS IN     OTHER
NAME,                       POSITION(S)  OFFICE AND       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
ADDRESS,                    HELD WITH    LENGTH OF        DURING PAST             OVERSEEN BY       HELD BY
AND AGE                     FUND         TIME SERVED      5 YEARS                 OFFICER           OFFICER
--------------------------------------------------------------------------------------------------------------------------------
W. Lawrence Key, 50         Group        Since 9/2001     September 2001 to       Atlas Assets,     None
794 Davis Street            Senior                        December 31, 2003 -     Inc. - 16
San Leandro, CA 94577       Vice         Term of Offices: Group Senior Vice
                            President    Continuous       President and Chief     Atlas Insurance
                            and Chief                     Operating Officer of    Trust - 1
                            Operating                     the Company, the
                            Officer                       Trust, the Adviser and
                                                          the Distributor; May
                                                          2000 - August 2001 -
                                                          Group Senior Vice
                                                          President of the
                                                          Distributor; August
                                                          1993 - April 2000 -
                                                          Senior Vice President
                                                          of the Distributor;
                                                          November 1989 - August
                                                          2001 - Vice President
                                                          of the Distributor

Joseph M. O'Donnell, 49     Vice         Since 10/2001    October 2001 to         Atlas Assets,     None
794 Davis Street            President,                    present - Vice          Inc. - 16
San Leandro, CA 94577       Chief Legal  Term of Offices: President, Chief Legal
                            Counsel,     Continuous       Counsel, Chief          Atlas Insurance
                            Chief                         Compliance Officer and  Trust - 1
                            Compliance                    Secretary of the
                            Officer                       Company, the Trust,
                            and                           the Adviser and the
                            Secretary                     Distributor; August
                                                          1999 - May 2001 -
                                                          Chief Operating
                                                          Officer and General
                                                          Counsel of Matthews
                                                          International Capital
                                                          Management, LLC, San
                                                          Francisco, CA; 1997 -
                                                          1999 - Vice
                                                          President/Legal of SEI
                                                          Investments Co., Inc.,
                                                          Oaks, PA

Gene Johnson, 51            Vice         Since 1/2000     January 2000 to         Atlas Assets,     None
794 Davis Street            President                     present - Vice          Inc. - 16
San Leandro, CA 94577       and          Since 7/1998     President of the
                            Treasurer                     Company, the Trust and  Atlas Insurance
                                         Term of Offices: the Adviser; July 1998  Trust - 1
                                         Continuous       to present - Treasurer
                                                          of the Company and the
                                                          Trust; July 1998 -
                                                          December 1999 -
                                                          Assistant Vice
                                                          President of
                                                          the Company and the
                                                          Trust

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS                                        December 31, 2003

SECURITY                                                                 SHARES             VALUE
-----------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS - 98.63%

 Advertising - 0.22%
  Interpublic Group of Companies Inc. (1)                                    144,347   $      2,251,813
  Omnicom Group Inc.                                                          66,159          5,777,665
                                                                                       ----------------
                                                                                              8,029,478
                                                                                       ----------------
 Aerospace / Defense - 1.53%
  Boeing Co. (The)                                                           292,914         12,343,396
  General Dynamics Corp.                                                      68,846          6,222,990
  Goodrich (B.F.) Co.                                                         40,960          1,216,102
  Lockheed Martin Corp.                                                      156,994          8,069,492
  Northrop Grumman Corp.                                                      63,766          6,096,030
  Raytheon Co.                                                               144,913          4,353,187
  Rockwell Collins Inc.                                                       61,645          1,851,199
  United Technologies Corp.                                                  163,839         15,527,022
                                                                                       ----------------
                                                                                             55,679,418
                                                                                       ----------------
 Airlines - 0.14%
  Delta Air Lines Inc.                                                        43,017            508,031
  Southwest Airlines Co.                                                     274,067          4,423,441
                                                                                       ----------------
                                                                                              4,931,472
                                                                                       ----------------
 Apparel - 0.32%
  Jones Apparel Group Inc.                                                    43,978          1,549,345
  Liz Claiborne Inc.                                                          38,006          1,347,693
  Nike Inc. Class B                                                           91,375          6,255,532
  Reebok International Ltd.                                                   20,496            805,903
  VF Corp.                                                                    37,633          1,627,251
                                                                                       ----------------
                                                                                             11,585,724
                                                                                       ----------------
 Auto Manufacturers - 0.69%
  Ford Motor Company                                                         637,519         10,200,304
  General Motors Corp.                                                       195,252         10,426,457
  Navistar International Corp. (1)                                            23,926          1,145,816
  PACCAR Inc.                                                                 40,623          3,457,830
                                                                                       ----------------
                                                                                             25,230,407
                                                                                       ----------------
 Auto Parts & Equipment - 0.12%
  Cooper Tire & Rubber Co.                                                    25,727            550,043
  Dana Corp.                                                                  51,766            949,906
  Delphi Corp.                                                               195,123          1,992,206
  Goodyear Tire & Rubber Co. (The) (1)                                        61,096            480,215
  Visteon Corp.                                                               45,557            474,248
                                                                                       ----------------
                                                                                              4,446,618
                                                                                       ----------------
 Banks - 7.36%
  AmSouth Bancorp                                                            122,251          2,995,149
  Bank of America Corp.                                                      517,339         41,609,576
  Bank of New York Co. Inc. (The)                                            269,339          8,920,508
  Bank One Corp.                                                             389,252         17,745,999
  BB&T Corp.                                                                 190,312          7,353,656
  Charter One Financial Inc.                                                  77,526          2,678,523
  Comerica Inc.                                                               61,063          3,423,192
  Fifth Third Bancorp                                                        198,129         11,709,424
  First Tennessee National Corp.                                              43,692          1,926,817
  FleetBoston Financial Corp.                                                367,175         16,027,189
  Golden West Financial Corp.                                                 52,902          5,458,957
  Huntington Bancshares Inc.                                                  79,691          1,793,048
  KeyCorp                                                                    145,951          4,279,283
  Marshall & Ilsley Corp.                                                     78,834          3,015,400
  Mellon Financial Corp.                                                     149,790          4,809,757
  National City Corp.                                                        211,676          7,184,283
  North Fork Bancorp Inc.                                                     52,802          2,136,897
  Northern Trust Corp.                                                        76,717   $      3,561,203
  PNC Financial Services Group                                                96,545          5,283,908
  Regions Financial Corp.                                                     77,346          2,877,271
  SouthTrust Corp.                                                           115,543          3,781,722
  State Street Corp.                                                         116,362          6,060,133
  SunTrust Banks Inc.                                                         98,024          7,008,716
  Synovus Financial Corp.                                                    105,056          3,038,220
  U.S. Bancorp                                                               671,549         19,998,729
  Union Planters Corp.                                                        65,665          2,067,791
  Wachovia Corp.                                                             460,920         21,474,263
  Washington Mutual Inc.                                                     313,144         12,563,337
  Wells Fargo & Company                                                      589,134         34,694,101
  Zions Bancorporation                                                        31,293          1,919,200
                                                                                       ----------------
                                                                                            267,396,252
                                                                                       ----------------
 Beverages - 2.60%
  Anheuser-Busch Companies Inc.                                              283,694         14,945,000
  Brown-Forman Corp. Class B                                                  21,130          1,974,598
  Coca-Cola Co. (The)                                                        853,587         43,319,540
  Coca-Cola Enterprises Inc.                                                 158,375          3,463,661
  Coors (Adolf) Company Class B                                               12,680            711,348
  Pepsi Bottling Group Inc.                                                   91,509          2,212,688
  PepsiCo Inc.                                                               597,753         27,867,245
                                                                                       ----------------
                                                                                             94,494,080
                                                                                       ----------------
 Biotechnology - 1.09%
  Amgen Inc. (1)                                                             449,136         27,756,605
  Biogen Idec Inc. (1)                                                       114,072          4,195,568
  Chiron Corp. (1)                                                            65,354          3,724,524
  Genzyme Corp. - General Division (1)                                        78,036          3,850,296
                                                                                       ----------------
                                                                                             39,526,993
                                                                                       ----------------
 Building Materials - 0.24%
  American Standard Companies Inc. (1)                                        25,347          2,552,443
  Masco Corp.                                                                161,275          4,420,548
  Vulcan Materials Co.                                                        35,417          1,684,787
                                                                                       ----------------
                                                                                              8,657,778
                                                                                       ----------------
 Chemicals - 1.51%
  Air Products & Chemicals Inc.                                               79,124          4,180,121
  Ashland Inc.                                                                23,894          1,052,770
  Dow Chemical Co. (The)                                                     320,509         13,323,559
  Du Pont (E.I.) de Nemours and Co.                                          347,056         15,926,400
  Eastman Chemical Co.                                                        26,947          1,065,215
  Engelhard Corp.                                                             43,671          1,307,946
  Great Lakes Chemical Corp.                                                  17,630            479,360
  Hercules Inc. (1)                                                           38,647            471,493
  Monsanto Co.                                                                91,236          2,625,772
  PPG Industries Inc.                                                         59,171          3,788,127
  Praxair Inc.                                                               113,213          4,324,737
  Rohm & Haas Co.                                                             77,536          3,311,563
  Sherwin-Williams Co. (The)                                                  50,748          1,762,986
  Sigma-Aldrich Corp.                                                         24,148          1,380,783
                                                                                       ----------------
                                                                                             55,000,832
                                                                                       ----------------
 Commercial Services - 1.04%
  Apollo Group Inc. Class A (1)                                               61,402          4,175,336
  Block (H & R) Inc.                                                          62,080          3,437,370
  Cendant Corp. (1)                                                          352,769          7,856,166
  Concord EFS Inc. (1)                                                       161,974          2,403,694
  Convergys Corp. (1)                                                         49,786            869,264
  Deluxe Corp.                                                                17,607            727,697
  Donnelley (R.R.) & Sons Co.                                                 39,573          1,193,126

SECURITY                                                                 SHARES             VALUE
-----------------------------------------------------------------   ----------------   ----------------
  Ecolab Inc.                                                                 89,723   $      2,455,719
  Equifax Inc.                                                                48,438          1,186,731
  McKesson Corp.                                                             101,456          3,262,825
  Monster Worldwide Inc. (1)                                                  39,279            862,567
  Moody's Corp.                                                               51,804          3,136,732
  Paychex Inc.                                                               131,271          4,883,281
  Robert Half International Inc. (1)                                          59,632          1,391,811
                                                                                       ----------------
                                                                                             37,842,319
                                                                                       ----------------

 Computers - 5.84%
  Apple Computer Inc. (1)                                                    126,201          2,696,915
  Cisco Systems Inc. (1)                                                   2,403,655         58,384,780
  Computer Sciences Corp. (1)                                                 65,229          2,885,079
  Dell Inc. (1)                                                              891,513         30,275,781
  Electronic Data Systems Corp.                                              167,269          4,104,781
  EMC Corp. (1)                                                              836,730         10,810,552
  Gateway Inc. (1)                                                           113,029            519,933
  Hewlett-Packard Co.                                                      1,061,681         24,386,813
  International Business Machines Corp.                                      599,029         55,518,008
  Lexmark International Inc. (1)                                              44,730          3,517,567
  NCR Corp. (1)                                                               32,929          1,277,645
  Network Appliance Inc. (1)                                                 120,118          2,466,023
  Sun Microsystems Inc. (1)                                                1,137,356          5,106,728
  SunGard Data Systems Inc. (1)                                              100,018          2,771,499
  Unisys Corp. (1)                                                           115,070          1,708,789
  Veritas Software Corp. (1)                                                 148,867          5,531,898
                                                                                       ----------------
                                                                                            211,962,791
                                                                                       ----------------
 Cosmetics / Personal Care - 2.36%
  Alberto-Culver Co. Class B                                                  20,469          1,291,185
  Avon Products Inc.                                                          82,344          5,557,397
  Colgate-Palmolive Co.                                                      187,065          9,362,603
  Gillette Co. (The)                                                         352,275         12,939,061
  International Flavors & Fragrances Inc.                                     32,601          1,138,427
  Kimberly-Clark Corp.                                                       175,651         10,379,218
  Procter & Gamble Co.                                                       451,498         45,095,620
                                                                                       ----------------
                                                                                             85,763,511
                                                                                       ----------------
 Distribution / Wholesale - 0.26%
  Costco Wholesale Corp. (1)                                                 159,374          5,925,525
  Genuine Parts Co.                                                           60,583          2,011,356
  Grainger (W.W.) Inc.                                                        31,766          1,505,391
                                                                                       ----------------
                                                                                              9,442,272
                                                                                       ----------------
 Diversified Financial Services - 9.49%
  American Express Co.                                                       447,858         21,600,191
  American International Group Inc.                                          908,053         60,185,753
  Bear Stearns Companies Inc. (The)                                           34,133          2,728,933
  Capital One Financial Corp.                                                 80,398          4,927,593
  Citigroup Inc.                                                           1,796,169         87,186,043
  Countrywide Financial Corp.                                                 64,104          4,862,313
  Fannie Mae                                                                 338,325         25,394,674
  Federated Investors Inc. Class B                                            37,823          1,110,483
  Franklin Resources Inc.                                                     87,383          4,549,159
  Freddie Mac                                                                242,240         14,127,437
  Goldman Sachs Group Inc. (The)                                             164,857         16,276,332
  Janus Capital Group Inc.                                                    83,822          1,375,519
  JP Morgan Chase & Co.                                                      710,383         26,092,368
  Lehman Brothers Holdings Inc.                                               94,546          7,300,842
  MBNA Corp.                                                                 444,881         11,055,293
  Merrill Lynch & Co. Inc.                                                   329,134         19,303,709
  Morgan Stanley                                                             377,105   $     21,823,066
  Providian Financial Corp. (1)                                              101,084          1,176,618
  Schwab (Charles) Corp. (The)                                               472,315          5,592,210
  SLM Corp.                                                                  156,980          5,915,006
  T. Rowe Price Group Inc.                                                    43,349          2,055,176
                                                                                       ----------------
                                                                                            344,638,718
                                                                                       ----------------
 Electric - 2.47%
  AES Corp. (The) (1)                                                        216,771          2,046,318
  Allegheny Energy Inc. (1)                                                   44,243            564,541
  Ameren Corp.                                                                56,538          2,600,748
  American Electric Power Co. Inc.                                           137,547          4,196,559
  Calpine Corp. (1)                                                          143,767            691,519
  CenterPoint Energy Inc.                                                    106,608          1,033,032
  Cinergy Corp.                                                               61,992          2,405,910
  CMS Energy Corp. (1)                                                        56,061            477,640
  Consolidated Edison Inc.                                                    78,493          3,375,984
  Constellation Energy Group Inc.                                             58,250          2,281,070
  Dominion Resources Inc.                                                    112,951          7,209,662
  DTE Energy Co.                                                              58,608          2,309,155
  Duke Energy Corp.                                                          315,972          6,461,627
  Edison International (1)                                                   113,458          2,488,134
  Entergy Corp.                                                               79,661          4,551,033
  Exelon Corp.                                                               113,859          7,555,683
  FirstEnergy Corp.                                                          114,835          4,042,192
  FPL Group Inc.                                                              64,043          4,189,693
  NiSource Inc.                                                               91,403          2,005,382
  PG&E Corp. (1)                                                             144,400          4,009,988
  Pinnacle West Capital Corp.                                                 31,789          1,272,196
  PPL Corp.                                                                   61,735          2,700,906
  Progress Energy Inc.                                                        85,321          3,861,628
  Public Service Enterprise Group Inc.                                        81,872          3,585,994
  Southern Company                                                           254,930          7,711,632
  TECO Energy Inc.                                                            65,421            942,717
  TXU Corp.                                                                  112,759          2,674,643
  Xcel Energy Inc.                                                           138,885          2,358,267
                                                                                       ----------------
                                                                                             89,603,853
                                                                                       ----------------
 Electrical Components & Equipment - 0.12%
  American Power Conversion Corp.                                             69,118          1,689,935
  Molex Inc.                                                                  66,279          2,312,474
  Power-One Inc. (1)                                                          29,028            314,373
                                                                                       ----------------
                                                                                              4,316,782
                                                                                       ----------------
 Electronics - 0.70%
  Agilent Technologies Inc. (1)                                              165,553          4,840,770
  Applera Corp. - Applied Biosystems Group                                    72,416          1,499,735
  Jabil Circuit Inc. (1)                                                      69,535          1,967,840
  Johnson Controls Inc.                                                       31,444          3,651,277
  Millipore Corp. (1)                                                         17,001            731,893
  Parker Hannifin Corp.                                                       41,291          2,456,814
  PerkinElmer Inc.                                                            44,189            754,306
  Sanmina-SCI Corp. (1)                                                      180,096          2,271,011
  Solectron Corp. (1)                                                        291,026          1,719,964
  Symbol Technologies Inc.                                                    80,300          1,356,267
  Tektronix Inc.                                                              29,426            929,862
  Thermo Electron Corp. (1)                                                   56,706          1,428,991
  Thomas & Betts Corp.                                                        20,372            466,315
  Waters Corp. (1)                                                            42,288          1,402,270
                                                                                       ----------------
                                                                                             25,477,315
                                                                                       ----------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SECURITY                                                                 SHARES             VALUE
-----------------------------------------------------------------   ----------------   ----------------
 Engineering & Construction - 0.03%
  Fluor Corp.                                                                 28,575   $      1,132,713
                                                                                       ----------------
                                                                                              1,132,713
                                                                                       ----------------
 Entertainment - 0.12%
  International Game Technology Inc.                                         120,538          4,303,207
                                                                                       ----------------
                                                                                              4,303,207
                                                                                       ----------------
 Environmental Control - 0.21%
  Allied Waste Industries Inc. (1)                                           111,468          1,547,176
  Waste Management Inc.                                                      202,816          6,003,354
                                                                                       ----------------
                                                                                              7,550,530
                                                                                       ----------------
 Food - 1.78%
  Albertson's Inc.                                                           127,740          2,893,311
  Archer-Daniels-Midland Co.                                                 225,181          3,427,255
  Campbell Soup Co.                                                          142,864          3,828,755
  ConAgra Foods Inc.                                                         186,937          4,933,267
  General Mills Inc.                                                         129,994          5,888,728
  Heinz (H.J.) Co.                                                           122,524          4,463,549
  Hershey Foods Corp.                                                         45,309          3,488,340
  Kellogg Co.                                                                142,117          5,411,815
  Kroger Co. (1)                                                             259,451          4,802,438
  McCormick & Co. Inc.                                                        48,325          1,454,582
  Safeway Inc. (1)                                                           154,019          3,374,556
  Sara Lee Corp.                                                             275,157          5,973,658
  SUPERVALU Inc.                                                              46,701          1,335,182
  Sysco Corp.                                                                225,338          8,389,334
  Winn-Dixie Stores Inc.                                                      49,350            491,032
  Wrigley (William Jr.) Co.                                                   78,251          4,398,489
                                                                                       ----------------
                                                                                             64,554,291
                                                                                       ----------------
 Forest Products & Paper - 0.60%
  Boise Cascade Corp.                                                         30,097            988,987
  Georgia-Pacific Corp.                                                       88,496          2,714,172
  International Paper Co.                                                    167,284          7,211,613
  Louisiana-Pacific Corp. (1)                                                 36,888            659,557
  MeadWestvaco Corp.                                                          69,846          2,077,919
  Plum Creek Timber Co. Inc.                                                  63,705          1,939,817
  Temple-Inland Inc.                                                          18,901          1,184,526
  Weyerhaeuser Co.                                                            76,531          4,897,984
                                                                                       ----------------
                                                                                             21,674,575
                                                                                       ----------------
 Gas - 0.15%
  KeySpan Corp.                                                               55,374          2,037,763
  Nicor Inc.                                                                  15,342            522,242
  Peoples Energy Corp.                                                        12,821            538,995
  Sempra Energy                                                               78,760          2,367,526
                                                                                       ----------------
                                                                                              5,466,526
                                                                                       ----------------
 Hand / Machine Tools - 0.35%
  Black & Decker Corp.                                                        27,061          1,334,649
  Emerson Electric Co.                                                       146,521          9,487,235
  Snap-On Inc.                                                                20,298            654,408
  Stanley Works (The)                                                         28,231          1,069,108
                                                                                       ----------------
                                                                                             12,545,400
                                                                                       ----------------
 Health Care - 4.64%
  Aetna Inc.                                                                  53,127          3,590,323
  Anthem Inc. (1)                                                             48,143          3,610,725
  Bard (C.R.) Inc.                                                            18,060          1,467,375
  Bausch & Lomb Inc.                                                          18,262   $        947,798
  Baxter International Inc.                                                  212,487          6,485,103
  Becton, Dickinson & Co.                                                     88,410          3,637,187
  Biomet Inc.                                                                 89,011          3,240,891
  Boston Scientific Corp. (1)                                                285,227         10,484,945
  Express Scripts Inc. (1)                                                    27,342          1,816,329
  Guidant Corp.                                                              108,280          6,518,456
  HCA Inc.                                                                   172,535          7,412,104
  Health Management Associates Inc.
  Class A                                                                     83,515          2,004,360
  Humana Inc. (1)                                                             56,076          1,281,337
  Johnson & Johnson                                                        1,033,457         53,388,389
  Manor Care Inc.                                                             31,027          1,072,603
  Medco Health Solutions Inc. (1)                                             94,107          3,198,697
  Medtronic Inc.                                                             422,030         20,514,878
  Quest Diagnostics Inc. (1)                                                  36,199          2,646,509
  St. Jude Medical Inc. (1)                                                   60,067          3,685,110
  Stryker Corp.                                                               69,454          5,904,285
  Tenet Healthcare Corp. (1)                                                 161,853          2,597,741
  UnitedHealth Group Inc.                                                    204,266         11,884,196
  WellPoint Health Networks Inc. (1)                                          52,900          5,130,771
  Zimmer Holdings Inc. (1)                                                    84,195          5,927,328
                                                                                       ----------------
                                                                                            168,447,440
                                                                                       ----------------
 Home Builders - 0.15%
  Centex Corp.                                                                21,645          2,330,084
  KB Home                                                                     16,144          1,170,763
  Pulte Homes Inc.                                                            21,602          2,022,379
                                                                                       ----------------
                                                                                              5,523,226
                                                                                       ----------------
 Home Furnishings - 0.11%
  Leggett & Platt Inc.                                                        66,814          1,445,187
  Maytag Corp.                                                                27,362            762,032
  Whirlpool Corp.                                                             24,249          1,761,690
                                                                                       ----------------
                                                                                              3,968,909
                                                                                       ----------------
 Household Products / Wares - 0.34%
  American Greetings Corp. Class A (1)                                        23,157            506,444
  Avery Dennison Corp.                                                        38,470          2,155,089
  Clorox Co.                                                                  73,484          3,568,383
  Fortune Brands Inc.                                                         50,785          3,630,620
  Newell Rubbermaid Inc.                                                      95,557          2,175,833
  Tupperware Corp.                                                            20,369            353,198
                                                                                       ----------------
                                                                                             12,389,567
                                                                                       ----------------
 Insurance - 3.09%
  ACE Ltd.                                                                    97,162          4,024,450
  AFLAC Inc.                                                                 178,569          6,460,626
  Allstate Corp. (The)                                                       244,965         10,538,394
  Ambac Financial Group Inc.                                                  37,210          2,582,002
  AON Corp.                                                                  109,183          2,613,841
  Chubb Corp.                                                                 65,386          4,452,787
  CIGNA Corp.                                                                 48,922          2,813,015
  Cincinnati Financial Corp.                                                  55,868          2,339,752
  Hancock (John) Financial Services Inc.                                     100,743          3,777,862
  Hartford Financial Services Group Inc.                                      98,497          5,814,278
  Jefferson-Pilot Corp.                                                       49,120          2,487,928
  Lincoln National Corp.                                                      61,980          2,502,133
  Loews Corp.                                                                 64,577          3,193,333
  Marsh & McLennan Companies Inc.                                            184,629          8,841,883

SECURITY                                                                 SHARES             VALUE
-----------------------------------------------------------------   ----------------   ----------------
  MBIA Inc.                                                                   50,189   $      2,972,694
  MetLife Inc.                                                               264,688          8,912,045
  MGIC Investment Corp.                                                       34,272          1,951,448
  Principal Financial Group Inc.                                             112,443          3,718,490
  Progressive Corp. (The)                                                     75,211          6,286,887
  Prudential Financial Inc.                                                  188,202          7,861,198
  SAFECO Corp.                                                                48,254          1,878,528
  St. Paul Companies Inc.                                                     79,449          3,150,153
  Torchmark Corp.                                                             39,413          1,794,868
  Travelers Property Casualty Corp. Class B                                  349,845          5,936,870
  UNUMProvident Corp.                                                        103,107          1,625,997
  XL Capital Ltd. Class A                                                     47,791          3,706,192
                                                                                       ----------------
                                                                                            112,237,654
                                                                                       ----------------
 Iron / Steel - 0.09%
  Allegheny Technologies Inc.                                                 28,110            371,614
  Nucor Corp.                                                                 27,266          1,526,896
  United States Steel Corp.                                                   35,970          1,259,669
                                                                                       ----------------
                                                                                              3,158,179
                                                                                       ----------------
 Leisure Time - 0.44%
  Brunswick Corp.                                                             31,856          1,013,976
  Carnival Corp.                                                             219,318          8,713,504
  Harley-Davidson Inc.                                                       105,497          5,014,272
  Sabre Holdings Corp.                                                        49,969          1,078,831
                                                                                       ----------------
                                                                                             15,820,583
                                                                                       ----------------
 Lodging - 0.29%
  Harrah's Entertainment Inc.                                                 38,456          1,913,955
  Hilton Hotels Corp.                                                        132,077          2,262,479
  Marriott International Inc. Class A                                         80,520          3,720,024
  Starwood Hotels & Resorts
  Worldwide Inc.                                                              70,409          2,532,612
                                                                                       ----------------
                                                                                             10,429,070
                                                                                       ----------------
 Machinery - 0.70%
  Caterpillar Inc.                                                           120,900         10,037,118
  Cummins Inc.                                                                14,722            720,495
  Deere & Co.                                                                 83,560          5,435,578
  Dover Corp.                                                                 70,522          2,803,249
  Ingersoll-Rand Co. Class A                                                  60,398          4,099,816
  Rockwell Automation Inc.                                                    64,903          2,310,547
                                                                                       ----------------
                                                                                             25,406,803
                                                                                       ----------------
 Manufacturers - 5.18%
  Cooper Industries Ltd.                                                      32,498          1,882,609
  Crane Co.                                                                   20,701            636,349
  Danaher Corp.                                                               53,463          4,905,230
  Eastman Kodak Co.                                                           99,793          2,561,686
  Eaton Corp.                                                                 26,459          2,857,043
  General Electric Co.                                                     3,496,069        108,308,218
  Honeywell International Inc.                                               300,143         10,033,781
  Illinois Tool Works Inc.                                                   107,280          9,001,865
  ITT Industries Inc.                                                         32,123          2,383,848
  Pall Corp.                                                                  43,516          1,167,534
  Textron Inc.                                                                47,353          2,701,962
  3M Co.                                                                     273,281         23,237,083
  Tyco International Ltd.                                                    696,041         18,445,087
                                                                                       ----------------
                                                                                            188,122,295
                                                                                       ----------------
 Media - 3.79%
  Clear Channel Communications Inc.                                          214,329   $     10,037,027
  Comcast Corp. Class A (1)                                                  783,731         25,761,238
  Dow Jones & Co. Inc.                                                        28,394          1,415,441
  Gannett Co. Inc.                                                            94,376          8,414,564
  Knight Ridder Inc.                                                          27,823          2,152,666
  McGraw-Hill Companies Inc. (The)                                            66,708          4,664,223
  Meredith Corp.                                                              17,474            852,906
  New York Times Co. Class A                                                  51,870          2,478,867
  Time Warner Inc. (1)                                                     1,574,386         28,323,204
  Tribune Co.                                                                108,727          5,610,313
  Univision Communications Inc.
  Class A (1)                                                                112,282          4,456,473
  Viacom Inc. Class B                                                        609,068         27,030,438
  Walt Disney Co. (The)                                                      712,151         16,614,483
                                                                                       ----------------
                                                                                            137,811,843
                                                                                       ----------------
 Metal Fabricate / Hardware - 0.01%
  Worthington Industries Inc.                                                 29,999            540,882
                                                                                       ----------------
                                                                                                540,882
                                                                                       ----------------
 Mining - 0.66%
  Alcoa Inc.                                                                 301,295         11,449,210
  Freeport-McMoRan Copper & Gold Inc.                                         63,544          2,677,109
  Newmont Mining Corp.                                                       150,446          7,313,180
  Phelps Dodge Corp. (1)                                                      31,113          2,367,388
                                                                                       ----------------
                                                                                             23,806,887
                                                                                       ----------------
 Office / Business Equipment - 0.20%
  Pitney Bowes Inc.                                                           81,326          3,303,462
  Xerox Corp. (1)                                                            275,740          3,805,212
                                                                                       ----------------
                                                                                              7,108,674
                                                                                       ----------------
 Oil & Gas Producers - 5.19%
  Amerada Hess Corp.                                                          31,300          1,664,221
  Anadarko Petroleum Corp.                                                    87,352          4,455,826
  Apache Corp.                                                                56,423          4,575,905
  Burlington Resources Inc.                                                   69,169          3,830,579
  ChevronTexaco Corp.                                                        372,192         32,153,667
  ConocoPhillips                                                             237,031         15,542,123
  Devon Energy Corp.                                                          80,967          4,636,170
  EOG Resources Inc.                                                          40,078          1,850,401
  Exxon Mobil Corp.                                                        2,301,444         94,359,204
  Kerr-McGee Corp.                                                            35,121          1,632,775
  Kinder Morgan Inc.                                                          42,913          2,536,158
  Marathon Oil Corp.                                                         108,019          3,574,349
  Nabors Industries Ltd. (1)                                                  51,048          2,118,492
  Noble Corp. (1)                                                             46,587          1,666,883
  Occidental Petroleum Corp.                                                 134,087          5,663,835
  Rowan Companies Inc. (1)                                                    32,766            759,188
  Sunoco Inc.                                                                 26,902          1,376,037
  Transocean Inc. (1)                                                        111,396          2,674,618
  Unocal Corp.                                                                90,154          3,320,372
                                                                                       ----------------
                                                                                            188,390,803
                                                                                       ----------------
 Oil & Gas Services - 0.57%
  Baker Hughes Inc.                                                          116,586          3,749,406
  BJ Services Co. (1)                                                         55,122          1,978,880
  Halliburton Co.                                                            152,540          3,966,040
  Schlumberger Ltd.                                                          203,837         11,153,961
                                                                                       ----------------
                                                                                             20,848,287
                                                                                       ----------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SECURITY                                                                 SHARES             VALUE
-----------------------------------------------------------------   ----------------   ----------------
 Packaging & Containers - 0.14%
  Ball Corp.                                                                  19,617   $      1,168,585
  Bemis Co.                                                                   18,502            925,100
  Pactiv Corp. (1)                                                            54,735          1,308,167
  Sealed Air Corp. (1)                                                        29,594          1,602,219
                                                                                       ----------------
                                                                                              5,004,071
                                                                                       ----------------
 Pharmaceuticals - 7.12%
  Abbott Laboratories                                                        544,329         25,365,731
  Allergan Inc.                                                               45,413          3,488,173
  AmerisourceBergen Corp.                                                     38,967          2,187,997
  Bristol-Myers Squibb Co.                                                   675,219         19,311,263
  Cardinal Health Inc.                                                       150,749          9,219,809
  Forest Laboratories Inc. (1)                                               127,302          7,867,264
  King Pharmaceuticals Inc. (1)                                               83,986          1,281,626
  Lilly (Eli) & Co.                                                          390,974         27,497,201
  MedImmune Inc. (1)                                                          86,202          2,189,531
  Merck & Co. Inc.                                                           774,719         35,792,018
  Pfizer Inc.                                                              2,657,194         93,878,664
  Schering-Plough Corp.                                                      511,651          8,897,611
  Watson Pharmaceuticals Inc. (1)                                             37,595          1,729,370
  Wyeth                                                                      463,707         19,684,362
                                                                                       ----------------
                                                                                            258,390,620
                                                                                       ----------------
 Pipelines - 0.11%
  Dynegy Inc. Class A (1)                                                    131,351            562,182
  El Paso Corp.                                                              211,726          1,734,036
  Williams Companies Inc.                                                    180,459          1,772,107
                                                                                       ----------------
                                                                                              4,068,325
                                                                                       ----------------
 Real Estate Investment Trusts - 0.36%
  Apartment Investment &
  Management Co. Class A                                                      32,812          1,132,014
  Equity Office Properties Trust                                             139,203          3,988,166
  Equity Residential                                                          95,900          2,830,009
  ProLogis                                                                    62,649          2,010,406
  Simon Property Group Inc.                                                   66,617          3,087,032
                                                                                       ----------------
                                                                                             13,047,627
                                                                                       ----------------
 Retail - 7.05%
  AutoNation Inc. (1)                                                         95,758          1,759,074
  AutoZone Inc. (1)                                                           30,909          2,633,756
  Bed Bath & Beyond Inc. (1)                                                 103,110          4,469,819
  Best Buy Co. Inc.                                                          112,676          5,886,194
  Big Lots Inc. (1)                                                           40,725            578,702
  Circuit City Stores Inc.                                                    72,965            739,135
  CVS Corp.                                                                  137,521          4,967,259
  Darden Restaurants Inc.                                                     57,420          1,208,117
  Dillards Inc. Class A                                                       28,979            476,994
  Dollar General Corp.                                                       117,326          2,462,673
  eBay Inc. (1)                                                              224,917         14,527,389
  Family Dollar Stores Inc.                                                   60,044          2,154,379
  Federated Department Stores Inc.                                            62,956          2,967,116
  Gap Inc. (The)                                                             311,901          7,239,222
  Home Depot Inc.                                                            792,206         28,115,391
  Kohls Corp. (1)                                                            118,380          5,319,997
  Limited Brands Inc.                                                        179,923          3,244,012
  Lowe's Companies Inc.                                                      273,791         15,165,283
  May Department Stores Co. (The)                                            100,492          2,921,302
  McDonald's Corp.                                                           441,918         10,972,824
  Nordstrom Inc.                                                              47,843          1,641,015
  Office Depot Inc. (1)                                                      109,010   $      1,821,557
  Penney (J.C.) Co. Inc. (Holding Co.)                                        95,049          2,497,888
  RadioShack Corp.                                                            57,152          1,753,423
  Sears, Roebuck and Co.                                                      88,385          4,020,634
  Staples Inc. (1)                                                           172,390          4,706,247
  Starbucks Corp. (1)                                                        136,181          4,502,144
  Target Corp.                                                               317,349         12,186,202
  Tiffany & Co.                                                               51,049          2,307,415
  TJX Companies Inc.                                                         175,249          3,864,240
  Toys R Us Inc. (1)                                                          74,359            939,898
  Walgreen Co.                                                               356,969         12,986,532
  Wal-Mart Stores Inc.                                                     1,506,876         79,939,772
  Wendy's International Inc.                                                  39,679          1,557,004
  Yum! Brands Inc. (1)                                                       102,410          3,522,904
                                                                                       ----------------
                                                                                            256,055,513
                                                                                       ----------------
 Semiconductors - 4.20%
  Advanced Micro Devices Inc. (1)                                            121,350          1,808,115
  Altera Corp. (1)                                                           131,891          2,993,926
  Analog Devices Inc.                                                        127,884          5,837,905
  Applied Materials Inc. (1)                                                 579,066         13,000,032
  Applied Micro Circuits Corp. (1)                                           106,951            639,567
  Broadcom Corp. Class A (1)                                                 105,431          3,594,143
  Intel Corp.                                                              2,274,335         73,233,587
  KLA-Tencor Corp. (1)                                                        67,790          3,977,239
  Linear Technology Corp.                                                    108,767          4,575,828
  LSI Logic Corp. (1)                                                        132,023          1,171,044
  Maxim Integrated Products Inc.                                             114,406          5,697,419
  Micron Technology Inc. (1)                                                 212,634          2,864,180
  National Semiconductor Corp. (1)                                            64,539          2,543,482
  Novellus Systems Inc. (1)                                                   53,033          2,230,038
  NVIDIA Corp. (1)                                                            56,450          1,312,463
  PMC-Sierra Inc. (1)                                                         60,137          1,211,761
  QLogic Corp. (1)                                                            32,897          1,697,485
  Teradyne Inc. (1)                                                           66,607          1,695,148
  Texas Instruments Inc.                                                     602,590         17,704,094
  Xilinx Inc. (1)                                                            119,188          4,617,343
                                                                                       ----------------
                                                                                            152,404,799
                                                                                       ----------------
 Software - 5.38%
  Adobe Systems Inc.                                                          81,471          3,201,810
  Autodesk Inc.                                                               38,844            954,786
  Automatic Data Processing Inc.                                             206,983          8,198,597
  BMC Software Inc. (1)                                                       78,797          1,469,564
  Citrix Systems Inc. (1)                                                     57,129          1,211,706
  Computer Associates International Inc.                                     201,642          5,512,892
  Compuware Corp. (1)                                                        133,789            808,086
  Electronic Arts Inc. (1)                                                   103,707          4,955,120
  First Data Corp.                                                           253,770         10,427,409
  Fiserv Inc. (1)                                                             67,492          2,666,609
  IMS Health Inc.                                                             83,371          2,072,603
  Intuit Inc. (1)                                                             69,119          3,657,086
  Mercury Interactive Corp. (1)                                               31,341          1,524,426
  Microsoft Corp.                                                          3,764,730        103,680,664
  Novell Inc. (1)                                                            129,985          1,367,442
  Oracle Corp. (1)                                                         1,819,867         24,022,244
  Parametric Technology Corp. (1)                                             92,796            365,616
  PeopleSoft Inc. (1)                                                        130,532          2,976,130
  Siebel Systems Inc. (1)                                                    172,633          2,394,420
  Symantec Corp. (1)                                                         107,253          3,716,316

SECURITY                                                                 SHARES             VALUE
-----------------------------------------------------------------   ----------------   ----------------
  Yahoo! Inc. (1)                                                            228,866   $     10,337,877
                                                                                       ----------------
                                                                                            195,521,403
                                                                                       ----------------
 Telecommunication Equipment - 1.12%
  ADC Telecommunications Inc. (1)                                            280,370            832,697
  Andrew Corp. (1)                                                            53,498            615,762
  Avaya Inc. (1)                                                             145,114          1,877,775
  CIENA Corp. (1)                                                            165,027          1,095,779
  Comverse Technology Inc. (1)                                                67,119          1,180,623
  JDS Uniphase Corp. (1)                                                     499,722          1,823,985
  Lucent Technologies Inc. (1)                                             1,460,012          4,146,434
  Motorola Inc.                                                              810,468         11,403,285
  QUALCOMM Inc.                                                              278,566         15,023,064
  Scientific-Atlanta Inc.                                                     52,858          1,443,023
  Tellabs Inc. (1)                                                           145,230          1,224,289
                                                                                       ----------------
                                                                                             40,666,716
                                                                                       ----------------
 Telecommunications - 1.73%
  AT&T Wireless Services Inc. (1)                                            945,189          7,552,060
  Citizens Communications Co. (1)                                             99,064          1,230,375
  Corning Inc. (1)                                                           463,033          4,829,434
  Nextel Communications Inc. Class A (1)                                     382,852         10,742,827
  Qwest Communications
  International Inc. (1)                                                     615,599          2,659,388
  Sprint Corp. (PCS Group) (1)                                               360,472          2,025,853
  Verizon Communications Inc.                                                961,521         33,730,157
                                                                                       ----------------
                                                                                             62,770,094
                                                                                       ----------------
 Telephone - 1.81%
  Alltel Corp.                                                               108,665          5,061,616
  AT&T Corp.                                                                 275,004          5,582,581
  BellSouth Corp.                                                            643,475         18,210,343
  CenturyTel Inc.                                                             50,221          1,638,209
  SBC Communications Inc.                                                  1,152,740         30,051,932
  Sprint Corp. (FON Group)                                                   314,764          5,168,425
                                                                                       ----------------
                                                                                             65,713,106
                                                                                       ----------------
 Textiles - 0.08%
  Cintas Corp.                                                                59,468          2,981,131
                                                                                       ----------------
                                                                                              2,981,131
                                                                                       ----------------
 Tobacco - 1.16%
  Altria Group Inc.                                                          707,218         38,486,804
  R.J. Reynolds Tobacco Holdings Inc.                                         29,472          1,713,797
  UST Inc.                                                                    57,737          2,060,634
                                                                                       ----------------
                                                                                             42,261,235
                                                                                       ----------------
 Toys / Games / Hobbies - 0.12%
  Hasbro Inc.                                                                 60,769          1,293,164
  Mattel Inc.                                                                149,697          2,884,661
                                                                                       ----------------
                                                                                              4,177,825
                                                                                       ----------------
 Transportation - 1.44%
  Burlington Northern Santa Fe Corp.                                         129,264          4,181,690
  CSX Corp.                                                                   74,528          2,678,536
  FedEx Corp.                                                                103,864          7,010,820
  Norfolk Southern Corp.                                                     135,952          3,215,265
  Union Pacific Corp.                                                         88,846          6,173,020
  United Parcel Service Inc. Class B                                         391,449         29,182,523
                                                                                       ----------------
                                                                                             52,441,854
                                                                                       ----------------

                                                                      SHARES OR
SECURITY                                                              PRINCIPAL             VALUE
-----------------------------------------------------------------   ----------------   ----------------
 Trucking & Leasing - 0.02%
  Ryder System Inc.                                                           22,321   $        762,262
                                                                                       ----------------
                                                                                                762,262
                                                                                       ----------------
  Total Common Stocks (Cost: $3,301,259,237)                                              3,581,531,538
                                                                                       ----------------
SHORT TERM INSTRUMENTS - 8.35%

 Money Market Funds - 4.73%
  Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares (2)(4)                                            130,825,620        130,825,620
  Barclays Global Investors Funds Prime
  Money Market Fund, Institutional
  Shares (2)(4)                                                           32,815,719         32,815,719
  BlackRock Temp Cash Money Market
  Fund (2)                                                                 1,176,608          1,176,608
  Short Term Investment Co. - Liquid Assets
  Money Market Portfolio (2)                                               7,090,158          7,090,158
                                                                                       ----------------
                                                                                            171,908,105
                                                                                       ----------------
 Floating Rate Notes - 1.60%
 Beta Finance Inc.
  1.11%, 05/20/04 (2)(3)                                            $      1,491,624          1,491,539
  1.12%, 09/15/04 (2)(3)                                                   2,983,247          2,983,038
  1.13%, 10/12/04 (2)(3)                                                   1,491,624          1,491,509
  1.20%, 08/23/04 (2)(3)                                                   1,491,624          1,492,443
 CC USA Inc.
  1.06%, 05/24/04 (2)(3)                                                   2,983,247          2,983,131
  1.11%, 04/19/04 (2)(3)                                                   1,312,629          1,312,610
  1.16%, 07/15/04 (2)(3)                                                   1,491,624          1,491,911
 Dorada Finance Inc.
  1.11%, 05/20/04 (2)(3)                                                   2,983,247          2,983,077
  1.24%, 08/09/04 (2)                                                        745,812            745,744
 Five Finance Inc.
  1.13%, 04/15/04 (2)(3)                                                   1,491,624          1,491,624
 HBOS Treasury Services PLC
  1.16%, 01/24/05 (2)                                                      2,983,247          2,983,247
 Holmes Financing PLC
  1.12%, 04/15/04 (2)                                                        596,649            596,649
 K2 USA LLC
  1.10%, 09/27/04 (2)(3)                                                   3,221,907          3,221,553
  1.12%, 08/16/04 (2)(3)                                                     745,812            745,743
  1.13%, 05/17/04 (2)                                                      1,491,624          1,491,596
  1.14%, 04/13/04 (2)                                                      1,491,624          1,491,603
 Links Finance LLC
  1.10%, 06/28/04 (2)                                                      1,491,624          1,491,479
  1.10%, 07/20/04 (2)                                                      1,193,299          1,193,168
  1.11%, 03/29/04 (2)                                                      1,491,624          1,491,624
  1.14%, 05/04/04 (2)                                                      1,491,624          1,491,599
 Nationwide Building Society
  1.14%, 07/23/04 (2)(3)                                                   2,237,435          2,237,435
  1.17%, 12/28/04 (2)(3)                                                   2,983,247          2,983,247
 Permanent Financing PLC
  1.13%, 12/10/04 (2)                                                      1,491,624          1,491,624
 Sigma Finance Inc.
  1.09%, 10/07/04 (2)                                                      2,983,247          2,982,792
  1.10%, 07/20/04 (2)                                                      1,491,624          1,491,460
  1.13%, 07/01/04 (2)                                                      1,491,624          1,491,439
  1.24%, 08/06/04 (2)                                                        745,812            745,767
 Tango Finance Corp.
  1.09%, 07/15/04 (2)(3)                                                     894,974            894,816

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SECURITY                                                              PRINCIPAL             VALUE
-----------------------------------------------------------------   ----------------   ----------------
  1.10%, 07/06/04 (2)(3)                                            $        894,974   $        894,928
 WhistleJacket Capital LLC
  1.12%, 09/15/04 (2)(3)                                                   1,491,624          1,491,414
 White Pine Finance LLC
  1.10%, 08/26/04 (2)(3)                                                   1,491,624          1,491,475
  1.12%, 04/20/04 (2)(3)                                                   1,491,624          1,491,624
  1.12%, 11/15/04 (2)(3)                                                   1,789,948          1,789,948
  1.13%, 07/06/04 (2)(3)                                                   1,789,948          1,789,861
                                                                                       ----------------
                                                                                             57,932,717
                                                                                       ----------------
 Time Deposits - 0.60%
 Abbey National Treasury Services PLC
  1.40%, 10/25/04 (2)                                                      2,983,247          2,982,883
 Bank of New York
  1.39%, 11/01/04 (2)                                                      2,983,247          2,982,999
 Bank of Nova Scotia
  1.24%, 10/07/04 (2)                                                      2,237,435          2,237,264
  1.42%, 10/29/04 (2)                                                      2,237,435          2,237,574
 Canadian Imperial Bank of Commerce
  1.24%, 10/07/04 (2)                                                      2,237,435          2,237,179
  1.40%, 10/29/04 (2)                                                      2,983,247          2,983,186
 SunTrust Bank
  0.81%, 01/02/04 (2)                                                      3,729,059          3,729,060
 Toronto-Dominion Bank
  1.41%, 11/01/04 (2)                                                      2,237,435          2,237,249
                                                                                       ----------------
                                                                                             21,627,394
                                                                                       ----------------
 Repurchase Agreements - 0.57%
 Goldman, Sachs & Co.
  1.02%, 01/02/04 (2)                                                      8,949,742          8,949,742
 Merrill Lynch
  0.98%, 01/02/04 (2)                                                      2,983,247          2,983,247
  0.98%, 01/02/04 (2)                                                      2,983,247          2,983,247
  1.00%, 01/02/04 (2)                                                      5,966,494          5,966,494
                                                                                       ----------------
                                                                                             20,882,730
                                                                                       ----------------
 Commercial Paper - 0.57%
 Alpine Securitization Corp.
  1.09%, 01/07/04 (2)                                                      1,491,624          1,491,398
  1.09%, 01/09/04 (2)                                                      1,491,624          1,491,307
  1.10%, 01/20/04 (2)                                                      1,491,624          1,490,803
 Amsterdam Funding Corp.
  1.09%, 01/07/04 (2)                                                      1,491,624          1,491,398
  1.09%, 01/20/04 (2)                                                      1,491,624          1,490,811
 Barton Capital Corp.
  1.09%, 01/13/04 (2)                                                        894,974            894,676
 Edison Asset Securitization
  1.09%, 01/23/04 (2)                                                      1,491,624          1,490,675
 Falcon Asset Securitization
  1.09%, 01/16/04 (2)                                                      2,983,247          2,981,983
 Jupiter Securitization Corp.
  1.09%, 01/14/04 (2)                                                      3,281,572          3,280,385
 Preferred Receivables Funding Corp.
  1.09%, 01/12/04 (2)                                                      2,684,923          2,684,111
 Receivables Capital Corp.
  1.02%, 01/06/04 (2)                                                      1,878,581          1,878,368
                                                                                       ----------------
                                                                                             20,665,915
                                                                                       ----------------
 U.S. Government Agency Notes - 0.20%
 Federal Home Loan Mortgage Corporation
  1.15%, 05/12/04 (2)                                               $      2,237,435   $      2,228,072
  1.28%, 08/19/04 (2)                                                      1,193,299          1,183,540
 Federal National Mortgage Association
  1.28%, 08/20/04 (2)                                                      3,878,223          3,846,368
                                                                                       ----------------
                                                                                              7,257,980
                                                                                       ----------------
 U.S. Treasury Obligations - 0.08%
 U.S. Treasury Bill
  0.89%, (5) 03/25/04 (6)                                                  2,900,000          2,894,044
                                                                                       ----------------
                                                                                              2,894,044
                                                                                       ----------------
 Total Short Term Investments (Cost: $303,168,931)                                          303,168,885
                                                                                       ----------------
TOTAL INVESTMENTS IN SECURITIES - 106.98%
(COST $3,604,428,168)                                                                     3,884,700,423
                                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES - (6.98%)                                                   (253,307,826)
                                                                                       ----------------
NET ASSETS - 100.00%                                                                   $  3,631,392,597
                                                                                       ================

(1)  Non-income earning securities.
(2) All or a portion of this security represents investments of securities lending collateral.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(4)  Issuer is an affiliate of the Master Portfolio's investment advisor. See
     Note 2.
(5)  Yield to maturity.
(6) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

S&P 500 INDEX MASTER PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2003

ASSETS

  Investments in securities, at value (including securities on loan (a)) (Cost: $3,604,428,168) (Note 1)   $  3,884,700,423
  Receivables:
    Dividends and interest                                                                                        4,862,145
    Due from broker--variation margin                                                                               127,888
                                                                                                           ----------------
  Total Assets                                                                                                3,889,690,456
                                                                                                           ----------------
LIABILITIES

  Payables:
    Collateral for securities loaned (Note 4)                                                                   257,408,856
    Due to custodian                                                                                                598,768
    Advisory fees (Note 2)                                                                                          290,235
                                                                                                           ----------------
  Total Liabilities                                                                                             258,297,859
                                                                                                           ----------------
NET ASSETS                                                                                                 $  3,631,392,597
                                                                                                           ================

(a) Securities on loan with market value of $249,879,960. See Note 4.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

NET INVESTMENT INCOME

Dividends (Net of foreign withholding tax of $18,238)                                                      $     50,028,738
  Interest                                                                                                        1,179,840
  Securities lending income                                                                                         127,821
                                                                                                           ----------------
  Total investment income                                                                                        51,336,399
                                                                                                           ----------------
  EXPENSES (NOTE 2)

    Advisory fees                                                                                                 1,436,333
                                                                                                           ----------------
  Total expenses                                                                                                  1,436,333
                                                                                                           ----------------
  Net investment income                                                                                          49,900,066
                                                                                                           ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sale of investments                                                                      (57,935,276)
  Net realized gain from in-kind redemptions                                                                     59,216,552
  Net realized gain on futures contracts                                                                         14,788,212
  Net change in unrealized appreciation (depreciation) of investments                                           682,477,422
  Net change in unrealized appreciation (depreciation) of futures contracts                                       3,600,828
                                                                                                           ----------------
  Net gain on investments                                                                                       702,147,738
                                                                                                           ----------------
  Net increase in net assets resulting from operations                                                     $    752,047,804
                                                                                                           ================

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS                            DECEMBER 31, 2003

                                                                          FOR THE YEAR         FOR THE YEAR
                                                                          ENDED                ENDED
                                                                          DECEMBER 31,         DECEMBER 31,
                                                                          2003                 2002
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

  Net investment income                                                   $      49,900,066    $      40,577,166
  Net realized gain (loss)                                                       16,069,488         (255,819,289)
  Net change in unrealized appreciation (depreciation)                          686,078,250         (457,092,164)
                                                                          -----------------    -----------------
  Net increase (decrease) in net assets resulting from operations               752,047,804         (672,334,287)
                                                                          -----------------    -----------------

INTERESTHOLDER TRANSACTIONS:

  Contributions                                                               1,247,904,502        1,124,925,648
  Withdrawals                                                                  (708,478,794)        (904,586,226)
                                                                          -----------------    -----------------
  Net increase in net assets resulting from interestholder transactions         539,425,708          220,339,422
                                                                          -----------------    -----------------
  Increase (decrease) in net assets                                           1,291,473,512         (451,994,865)

NET ASSETS:

  Beginning of year                                                           2,339,919,085        2,791,913,950
                                                                          -----------------    -----------------
  End of year                                                             $   3,631,392,597    $   2,339,919,085
                                                                          =================    =================

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. As of December 31, 2003, MIP offered the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Retirement (formerly LifePath Income), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

Under the Master Portfolio's organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred. However, based on experience, the Master Portfolio expects the risk of loss to be remote.

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities of the Master Portfolio for which the primary market is a national securities or commodities exchange or a recognized foreign securities or commodities exchange are valued at the last reported sales price on the principal exchange on which such securities are traded, or in the absence of any sale on the valuation date, at the last quoted bid price. Beginning April 14, 2003, securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price, or in the absence of any sale on the valuation date, at the last quoted bid price. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at the last quoted bid price. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing sources. Short-term investments are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities or other assets for which market quotations are not readily available are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased using a constant yield to maturity method.

FEDERAL INCOME TAXES

In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of its distributive share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a "realized gain (loss) on futures contracts" in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments and equities in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2003, the open futures contracts held by the Master Portfolio were as follows:

                                 FUTURES      EXPIRATION   NOTIONAL           NET UNREALIZED
NUMBER OF CONTRACTS              INDEX        DATE         CONTRACT VALUE     APPRECIATION
--------------------------------------------------------------------------------------------
179                              S&P 500      03/18/04     $  49,699,350      $  1,202,533

The Master Portfolio has pledged to brokers a U.S. Treasury Bill with a face amount of $2,900,000 for initial margin requirements.

REPURCHASE AGREEMENTS

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio did not enter into any repurchase agreements at December 31, 2003; however, cash collateral for securities on loan was invested in repurchase agreements at December 31, 2003. For further information, see Note 4, below.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

Prior to February 24, 2003, IBT served as securities lending agent for MIP. Effective February 24, 2003, BGI began serving as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio's investment advisor. The Board of Trustees has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the SEC. As securities lending agent, BGI receives as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through December 31, 2003, BGI earned $118,408 in securities lending agent fees.

SEI Investments Distribution Company ("SEI") is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent. Prior to April 1, 2003, Stephens Inc. served as sponsor and placement agent for the Master Portfolio.

MIP has entered into an administration services arrangement with BGI who has agreed to provide general administration services, such as managing and coordinating third-party service relationships, to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators. Prior to April 1, 2003, BGI and Stephens Inc. jointly served as co-administrators for the Master Portfolio.

Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2003, BGIS did not receive any brokerage commissions from the Master Portfolio.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The IMMF and PMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Master Portfolio's investment advisor. The IMMF and PMMF are open-end money market funds available only to institutional investors, including other investment companies managed by BGFA. The IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the IMMF and PMMF do not directly charge an advisory fee, the Master Portfolios in which they invest do charge an advisory fee. Income distributions from the IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statement of Operations.

Pursuant to Rule 17a-7 of the 1940 Act, the Master Portfolio executed cross trades for the year ended December 31, 2003. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment advisor. The Board has concluded that all transactions executed during the year were in compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and trustees of MIP are also officers or employees of BGI. As of December 31, 2003, these officers or employees of BGI collectively owned less than 1% of MIP's outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Investment transactions (excluding short-term investments) for the Master Portfolio, for the year ended December 31, 2003, were as follows:

Purchases at cost                                             $  882,802,151
Sales proceeds                                                   229,970,874

For the year ended December 31, 2003, the Master Portfolio received in-kind contributions of portfolio securities in the amount of $205,309,742 and paid in-kind redemption proceeds of portfolio securities in the amount of $117,327,790. In-kind purchases are transactions in which an interestholder in the Master Portfolio purchases interests in the Master Portfolio by contributing portfolio securities, rather than paying cash, to the Master Portfolio. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio's tax year. The in-kind gains or losses for the year ended December 31, 2003 are disclosed in the Master Portfolio's Statement of Operations.

At December 31, 2003, the cost of investments for federal income tax purposes for the Master Portfolio was $3,738,889,279. Net unrealized appreciation aggregated $145,811,144, of which $463,170,996 represented gross unrealized appreciation on securities and $317,359,852 represented gross unrealized depreciation on securities.

4. PORTFOLIO SECURITIES LOANED

The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

As of December 31, 2003, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account with other funds managed by BGFA, which invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities. Income from the joint account is allocated daily to the Master Portfolio, based on the Master Portfolio's portion of the total cash collateral received. The market value of the securities on loan at December 31, 2003 and the value of the related collateral are disclosed in the Master Portfolio's Statement of Assets and Liabilities. Securities lending income is presented net of rebates and fees paid by BGI.

5. FINANCIAL HIGHLIGHTS

Financial highlights for the Master Portfolio were as follows:

                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    FEBRUARY 28,
                                                2003          2002          2001          2000          1999(1)         1999
                                                ------------------------------------------------------------------------------------
Ratio of expenses to average net assets(2)           0.05%        0.05%           0.05%        0.05%        0.05%             0.05%
Ratio of net investment income to average
  net assets(2)                                      1.74%        1.57%           1.31%        1.22%        1.44%             1.61%
Portfolio turnover rate                                 8%(4)       12%              9%          10%           7%               11%
Total return                                        28.52%      (22.05)%        (11.96)%      (9.19)%      19.82%(3)         19.65%

(1) For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year-end from February 28 to December 31.
(2)  Annualized for periods of less than one year.
(3)  Not annualized.
(4)  Portfolio turnover rate excluding in-kind transactions was 4%.

REPORT OF INDEPENDENT AUDITORS

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the "Portfolio"), at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Portfolio for each of the periods ended from February 28, 1999 through December 31, 2000 were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those highlights.


PricewaterhouseCoopers LLP
San Francisco, California
February 9, 2004

MASTER INVESTMENT PORTFOLIO
TRUSTEES INFORMATION (UNAUDITED)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of MIP also serves as a Trustee for BGIF and oversees 25 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 109 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, CA 94105. Additional information about the Master Portfolio's Trustees may be found in Part B of the Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-877-244-1544.

INTERESTED TRUSTEES AND OFFICERS

                                                                                                    OTHER PUBLIC COMPANY
                           POSITION(S), LENGTH OF         PRINCIPAL OCCUPATION                      AND INVESTMENT COMPANY
NAME, ADDRESS AND AGE      SERVICE                        DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss, *42      Trustee since November 16,     Chief Executive Officer of the            Director, iShares Inc. (since
                           2001, President and Chief      Intermediary Investor and Exchange        June 18, 2003); Trustee,
                           Executive Officer              Traded Products Business of Barclays      iShares Trust (since June 18,
                                                          Global Investors, N.A. ("BGI")            2003)

Michael A. Latham, 38      Secretary, Treasurer and       Chief Operating Officer of the            None
                           Chief Financial Officer        Intermediary Investor and Exchange
                                                          Traded Products Business of BGI (since
                                                          2003); Director of Mutual Fund Delivery
                                                          in the U.S. Individual Investor Business
                                                          of BGI (2000-2003); Head of Operations,
                                                          BGI Europe (1997-2000).

* Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI, the administrator of the Master Portfolio and the parent company of BGFA, the investment advisor of the Master Portfolio.

INDEPENDENT TRUSTEES

                                                                                                    OTHER PUBLIC COMPANY
                           POSITION(S), LENGTH OF         PRINCIPAL OCCUPATION                      AND INVESTMENT COMPANY
NAME, ADDRESS AND AGE      SERVICE                        DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman, 59   Trustee since November 16,     Director, Osher Lifelong Learning         Director, Pacific Century
                           2001                           Institutes, The Bernard Osher             Financial Corporation/Bank of
                                                          Foundation; President and Chief           Hawaii
                                                          Executive Officer of The James Irvine
                                                          Foundation (non-profit foundation);
                                                          President and Chief Executive Officer of
                                                          KQED, Inc. (public television and radio)
                                                          from 1993-2002.

Jack S.Euphrat, 81         Trustee since October 20,      Private Investor                          None
                           1993

W. Rodney Hughes, 77       Trustee since October 20,      Private Investor                          None
                           1993

Richard K. Lyons, 42       Trustee since November 16,     Professor, University of California,      Director, Matthews Asian Funds
                           2001                           Berkeley: Haas School of Business;        (oversees 6 portfolios);
                                                          Member, Council of Foreign Relations      Director, iShares Inc. (since
                                                                                                    2001); Trustee, iShares Trust
                                                                                                    (since 2001)

Leo Soong, 57              Trustee since February 9,      President of Trinity Products LLC         Chairman of the California
                           2000                           (beverages); Managing Director of CG      Automobile Association
                                                          Roxane LLC (water company); Co-Founder
                                                          of Crystal Geyser Water Co. (President
                                                          through 1999).

Atlas Funds                                                      Presorted
794 Davis Street                                                 Standard
San Leandro, CA 94577                                            U.S. Postage
1-800-933-ATLAS                                                  PAID
www.atlasfunds.com                                               Permit No. 328
                                                                 Los Angeles, CA

[PRINTED ON RECYLED PAPER LOGO]

AT-407 (AS56M24) RE4017-03

ITEM 2. CODE OF ETHICS.

    As of December 31, 2003, the Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer and Principal Financial Officer. For the year ended December 31, 2003, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this Form N-CSR under Item 10(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    The Registrant's Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Barbara A. Bond, who is "independent" as defined in Item 3 of Form N-CSR. Ms. Bond serves as Chair of the Registrant's Audit Committee. In addition, Ms. Bond is a Certified Public Accountant and a partner of Hood & Strong LLP, a firm of Certified Public Accountants located in San Francisco, California.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, Deloitte & Touche LLP for the audit of the Registrant's annual financial statements for 2003 and 2002 were $259,091 and $210,375, respectively.
      (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2003 or 2002.
      (c) TAX FEES: The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for 2003 and 2002 were $53,461 and $51,858, respectively. Such services included the review of excise tax distribution requirement calculations, preparation of federal and California regulated investment company income tax return, federal excise tax returns and preparation of requests for filing extensions.
      (d) ALL OTHER FEES: The aggregate fees billed for professional services rendered by its independent auditors, Deloitte & Touche LLP for products and services, other than the services reported in paragraphs
          (a) through (c) of this Item for 2003 was $82,353. Such services were for providing of certain disclosure control and internal control consulting services in connection with Section 302 of the Sarbanes-Oxley Act of 2002, concluding in the creation of an Assessments Database for documenting and managing the control assessment process. No such fees were billed to the Registrant by Deloitte & Touche LLP for 2002.
      (e) (1)The Registrants audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
          (2) Not applicable.
      (f) Not applicable.
      (g) The aggregate non-audit fees billed for professional services rendered to the Registrant by its independent auditors, Deloitte & Touche LLP for 2003 was $82,353. No such services were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
      (h) Not applicable.

ITEM 5. LISTED COMPANY AUDIT COMMITTEES.

    Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

      (a) Within the 90-day period immediately preceding the filing of this Report, the Registrant's Chief Executive Officer and Principal Financial Officer have each evaluated the effectiveness of the Registrant's "Disclosure Controls and Procedures" and have concluded that they were effective based on such evaluation.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

      (a) Code of Ethics is attached.

      (b) Certification letters are attached.

      (c) Section 906 Certifications are attached.


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Atlas Assets, Inc.


      By: /S/ W. Lawrence Key
     -----------------------------------------------
                 W. Lawrence Key
Executive Vice President & Chief Operating Officer
       (as Principal Executive Officer)

Date: March 2, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       By: /S/ W. Lawrence Key
     -----------------------------------------------
                   W. Lawrence Key

Executive Vice President & Chief Operating Officer
       (as Principal Executive Officer)

Date: March 2, 2004


     By: /S/ Gene A. Johnson
 -------------------------------------------------
                 Gene A. Johnson
           Vice President & Treasurer
        (as Principal Financial Officer)

Date: March 2, 2004